GE Life & Annuity Separate Account II
                              Prospectus For The
    Flexible Premium Joint and Last Survivor Variable Life Insurance Policy
                            Policy Form P1251 5/99

                                  issued by:
                     GE Life and Annuity Assurance Company
                             6610 West Broad Street
                            Richmond, Virginia 23230

--------------------------------------------------------------------------------
This prospectus describes a flexible premium joint and last survivor variable life insurance policy offered by GE Life and Annuity Assurance Company ("we," "us," "our," the "Company", or "GE Life & Annuity"). It is underwritten on an individual basis. The Policy provides life insurance protection, premium flexibility, and the ability to change death benefits.

The Policy provides insurance on the lives of two Insureds. We will pay Death Proceeds only on the death of the Last Insured. The amount of the Death Proceeds will depend in part on the Death Benefit Option the Owner ("you" or "your") selects. You can elect one of two Death Benefit Options under the Policy. Under Option A, the Death Benefit will equal the greater of (l) the Specified Amount plus the Policy's Account Value, or (2) the Account Value multiplied by the applicable corridor percentage. Under Option B, the Death Benefit will equal the greater of (l) the Specified Amount, or (2) the Account Value multiplied by the applicable corridor percentage. We guarantee that your Death Benefit will at least equal the Specified Amount so long as your Policy is in force.

You direct your premiums to the Investment Subdivisions of Separate Account II. Each Investment Subdivision invests in shares of the Funds. We list the Funds, and their currently available portfolios, below.

JANUS ASPEN SERIES:
    Growth Portfolio, Aggressive Growth Portfolio, International Growth Portfolio, Worldwide Growth Portfolio, Balanced Portfolio, Flexible Income Portfolio, Capital Appreciation Portfolio

VARIABLE INSURANCE PRODUCTS FUND (VIP):
    VIP Equity-Income Portfolio, VIP Overseas Portfolio, VIP Growth Portfolio

VARIABLE INSURANCE PRODUCTS FUND II (VIP II):
    VIP II Asset Manager Portfolio, VIP II Contrafund Portfolio

VARIABLE INSURANCE PRODUCTS FUND III (VIP III):
    VIP III Growth & Income Portfolio, VIP III Growth Opportunities Portfolio

GE INVESTMENTS FUNDS, INC.:
    S&P 500 Index Fund, Money Market Fund, Total Return Fund, International Equity Fund, Real Estate Securities Fund, Value Equity Fund, Income Fund, U.S. Equity Fund, Premier Growth Equity Fund

OPPENHEIMER VARIABLE ACCOUNT FUNDS:
    Oppenheimer Bond Fund/VA, Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Multiple Strategies Fund/VA

FEDERATED INSURANCE SERIES:
    Federated American Leaders Fund II, Federated Utility Fund II, Federated High Income Bond Fund II

THE ALGER AMERICAN FUND:
    Alger American Growth Portfolio, Alger American Small Capitalization
    Portfolio

GOLDMAN SACHS VARIABLE INSURANCE TRUST (VIT):
    Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund

SALOMON BROTHERS VARIABLE SERIES FUND INC:
    Salomon Investors Fund, Salomon Total Return Fund, Salomon Strategic Bond
    Fund

    Not all of these portfolios may be available in all states or in all markets.

Your Policy provides for a Surrender Value. The amount of your Surrender Value will depend upon the investment performance of the portfolio(s) you select. You bear the investment risk of investing in Separate Account II.

You may cancel your Policy during the free-look period. Please note that replacing your existing insurance coverage with the Policy might not be to your advantage.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NEITHER THE U.S. GOVERNMENT NOR ANY GOVERNMENTAL AGENCY INSURES OR GUARANTEES YOUR INVESTMENT IN THE POLICY.

This Prospectus contains information about Separate Account II that you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

    The date of this Prospectus is November 8, 1999.

                                TABLE OF CONTENTS

                                                                          Page
                                                                          -----
DEFINITIONS ...........................................................     6
POLICY SUMMARY ........................................................     8
PORTFOLIO ANNUAL EXPENSE TABLE ........................................    12
 Other Policies .......................................................    14

RISK SUMMARY ..........................................................    15
GE LIFE AND ANNUITY ASSURANCE COMPANY .................................    18
 State Regulation .....................................................    18

SEPARATE ACCOUNT II ...................................................    19
 Changes to Separate Account II .......................................    19

THE PORTFOLIOS ........................................................    19
 Investment Subdivisions ..............................................    20
 International and Global Equity ......................................    20
 Specialty ............................................................    21
 Small-Cap Stocks .....................................................    21
 Mid-Cap Growth .......................................................    21
 Mid-Cap Value ........................................................    22
 Large-Cap Growth .....................................................    22
 Large-Cap Value ......................................................    23
 Balanced .............................................................    24
 Global Bonds .........................................................    24
 High-Yield Bonds .....................................................    25
 Domestic Bonds .......................................................    25
 Money Market .........................................................    25
 Your Right to Vote Portfolio Shares ..................................    26

CHARGES AND DEDUCTIONS ................................................    27
 Premium Charge .......................................................    27
 Mortality and Expense Risk Charge ....................................    27
 Monthly Deduction ....................................................    28
 Cost of Insurance ....................................................    28
 Surrender Charge .....................................................    29
 Partial Surrender Processing Fee .....................................    30
 Transfer Charge ......................................................    31
 Other Charges ........................................................    31
 Reduction of Charges for Group Sales .................................    31

THE POLICY ............................................................    32
 Applying for a Policy ................................................    32
 Owner ................................................................    32
 Beneficiary ..........................................................    32
 Changing the Beneficiary .............................................    32
 Canceling a Policy ...................................................    33

                                                                          Page
                                                                         -----

PREMIUMS ................................................................  33
 General ................................................................  33
 Tax Free Exchanges (1035 Exchanges) ....................................  33
 Certain Internal Exchanges .............................................  33
 Periodic Premium Plan ..................................................  34
 Minimum Premium Payment ................................................  34
 Allocating Premiums ....................................................  34

HOW YOUR ACCOUNT VALUE VARIES ...........................................  35
 Account Value ..........................................................  35
 Surrender Value ........................................................  35
 Investment Subdivision Values ..........................................  35
 Unit Values ............................................................  36
 Net Investment Factor ..................................................  36

TRANSFERS ...............................................................  36
 General ................................................................  36
 Dollar-Cost Averaging ..................................................  37
 Asset Allocation .......................................................  37
 Portfolio Rebalancing ..................................................  38
 Transfers by Third Parties .............................................  38

DEATH BENEFITS ..........................................................  39
 Amount of Death Proceeds ...............................................  39
 Death Benefit Options ..................................................  39
 Changing the Death Benefit Option ......................................  40
 Changing the Specified Amount ..........................................  40

SURRENDERS AND PARTIAL SURRENDERS .......................................  41
 Surrenders .............................................................  41
 Partial Surrenders .....................................................  41
 Effect of Partial Surrenders on Account Value and Death Proceeds .......  42

LOANS ...................................................................  42
 General ................................................................  42
 Preferred Policy Debt ..................................................  42
 Interest Rate Charged ..................................................  43
 Repayment of Policy Debt ...............................................  43
 Effect of Policy Loans .................................................  43

TERMINATION .............................................................  44
 Premium to Prevent Termination .........................................  44
 Your Policy will Remain in Effect During the Grace Period ..............  44
 Reinstatement ..........................................................  44

PAYMENTS AND TELEPHONE TRANSACTIONS .....................................  44
 Requesting Payments ....................................................  44
 Telephone Transactions .................................................  45

TAX CONSIDERATIONS ......................................................  45
 Federal Tax Matters ....................................................  45
 Introduction ...........................................................  45

                                                                          Page
                                                                         -----

 Tax Status of the Policy ...............................................  45
 Tax Treatment of Policies -- General ...................................  46
 Special Rules for Modified Endowment Contracts .........................  48
 Income Tax Withholding .................................................  49
 Tax Status of the Company ..............................................  49
 Changes in the Law and Other Considerations ............................  49

OTHER POLICY INFORMATION ................................................  49
 Optional Payment Plans .................................................  49
 Dividends ..............................................................  50
 Incontestability .......................................................  50
 Suicide Exclusion ......................................................  51
 Misstatement of Age or Gender ..........................................  51
 Written Notice .........................................................  51
 Trustee ................................................................  51
 Other Changes ..........................................................  51
 Reports ................................................................  52
 Change of Owner ........................................................  52
 Supplemental Benefits ..................................................  52
 Using the Policy as Collateral .........................................  53
 Reinsurance ............................................................  53
 Legal Proceedings ......................................................  53

ADDITIONAL INFORMATION ..................................................  53
 Sale of the Policies ...................................................  53
 Legal Matters ..........................................................  54
 Year 2000 Readiness Disclosure .........................................  54
 Experts ................................................................  55
 Actuarial Matters ......................................................  55
 Financial Statements ...................................................  55
 Executive Officers and Directors .......................................  56
 Other Information ......................................................  56

HYPOTHETICAL ILLUSTRATIONS ..............................................  57

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

--------------------------------------------------------------------------------
                                  DEFINITIONS
--------------------------------------------------------------------------------
We have tried to make this Prospectus as understandable as possible. However, in explaining how the Policy works, we have had to use certain terms that have special meanings. We define these terms below.

ACCOUNT VALUE -- The total amount under the Policy in each Investment Subdivision and the General Account.

AGE -- The age of each Insured at his or her birthday nearest the Policy Date or a Policy Anniversary.

ATTAINED AGE -- For each Insured, an Insured's Age on the Policy Date plus the number of full years since the Policy Date.

BENEFICIARY -- The person or entity you designate to receive the Death Proceeds payable at the death of the Last Insured.

CONTINUATION AMOUNT -- A cumulative amount set forth on the Policy data pages for each month of the Continuation Period representing the minimum Net Total Premium required to keep the Policy in force during the Continuation Period.

CONTINUATION PERIOD -- The number of Policy Years during which the Policy will not lapse if the Net Total Premium is at least equal to the Continuation Amount for the number of Policy Months that the Policy has been in force.

DEATH BENEFIT -- The amount determined under the Death Benefit Option in effect as of the date of death of the Last Insured.

DEATH PROCEEDS -- The total amount payable to the Beneficiary upon the death of the Last Insured.

FUND -- Any open-end management investment company or unit investment trust in which Separate Account II invests.

GENERAL ACCOUNT -- Assets of GE Life & Annuity other than those allocated to Separate Account II or any of our other separate accounts.

HOME OFFICE -- Our offices at 6610 West Broad Street, Richmond, Virginia 23230, 1-804-281-6000.

INSURED(S) -- The person(s) whose lives are insured under the Policy.

INVESTMENT SUBDIVISION -- A subdivision of Separate Account II, the assets of which invest exclusively in a corresponding portfolio of a Fund. Not all Investment Subdivisions may be available in all states or markets.

LAST INSURED -- The last Insured to die.

MONTHLY ANNIVERSARY DAY -- The same day in each month as the Policy Date.

NET PREMIUM -- The portion of each premium you allocate to one or more Investment Subdivisions. It is equal to the premium paid times the Net Premium Factor.

NET PREMIUM FACTOR -- The factor we use in determining the Net Premium which reflects a deduction from each premium paid.

NET TOTAL PREMIUM -- On any date, Net Total Premium equals the total of all premiums paid to that date less (a) divided by (b), where:

     (a) is any outstanding Policy Debt, plus the sum of any partial surrenders to date; and

     (b) is the Net Premium Factor.

OPTIONAL PAYMENT PLAN -- A plan under which any part of Death Proceeds or Surrender Value proceeds can be used to provide a series of periodic payments to you or a Beneficiary.

OWNER -- The person (or persons) who owns (or own) the Policy. "You" or "your" refers to the Owner or Joint Owners. You may also name Contingent Owners.

PLANNED PERIODIC PREMIUM -- A level premium amount scheduled for payment at fixed intervals over a specified period of time.

POLICY -- The Policy with any attached application(s), any riders, and endorsements.

POLICY DATE -- The date as of which we issue the Policy and the date as of which the Policy becomes effective. We measure Policy Years and Anniversaries from the Policy Date. The Policy Date is shown on the Policy data pages. If the Policy Date would otherwise fall on the 29th, 30th, or 31st day of a month, the Policy Date will be the 28th.

POLICY DEBT -- The amount of outstanding loans plus accrued interest. We deduct Policy Debt from proceeds payable at the death of the Last Insured, or at the time of surrender.

POLICY MONTH -- A one-month period beginning on a Monthly Anniversary Day and ending on the day immediately preceding the next Monthly Anniversary Day.

SEPARATE ACCOUNT II -- GE Life & Annuity Separate Account II, the segregated asset account of GE Life & Annuity to which you allocate Net Premiums.

SPECIFIED AMOUNT -- An amount we use in determining the insurance coverage.

SURRENDER VALUE -- The amount we pay you when you surrender the Policy. It is equal to Account Value minus any Policy Debt and minus any applicable surrender charge.

UNIT VALUE -- A unit of measure we use to calculate the Account Value for each Investment Subdivision.

VALUATION DAY -- For each Investment Subdivision, each day on which the New York Stock Exchange is open for business except for days that the Investment Subdivision's corresponding Fund does not value its shares.

VALUATION PERIOD -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and continues to the end of the next Valuation Day.

POLICY SUMMARY
================================================================================

                                    PREMIUMS

 . You select a premium payment plan. You are not required to pay premiums according to the plan, but may vary frequency and amount, within limits, and can skip planned premiums. SEE Periodic Premium Plan.

 . Premium amounts depend on each Insured's Age, gender (where applicable), rating class, the Specified Amount selected, and any supplemental benefit riders. SEE Premiums.

 .  You may make unscheduled premium payments, within limits. SEE Premiums.

 .  Under certain circumstances, you may have to pay extra premiums to prevent termination. SEE Premium to Prevent Termination.
                                       -

                            DEDUCTIONS FROM PREMIUMS

 . If the initial Specified Amount is $500,000 or more, we currently deduct a 3 1/2% premium charge (5% maximum) from each premium before we place it in an Investment Subdivision. If the initial Specified Amount is at least $250,000 but less than $500,000, we currently deduct a 6 1/2% premium charge (8% maximum). We currently do not deduct the maximum premium charge but reserve the right to do so. We refer to the premium minus the premium charge as a Net Premium. We do not assess a premium charge against the policy loan portion of a premium received from the rollover of a life insurance policy. SEE Premium Charge.

                                       -

                           ALLOCATION OF NET PREMIUMS

 .  You allocate your Net Premiums among up to seven of the Investment
   Subdivisions of Separate Account II at any given time. Until l) the date we approve the application, 2) the date we receive all necessary forms (including any subsequent amendments to your application), and 3) the date we receive the entire initial premium, we will place any premiums you pay in a non-interest bearing account. We will then allocate your Net Premiums to the Investment Subdivisions you designate or, for states that require the refund of premiums during the free look period, we will allocate Net Premiums to the Money Market Investment Subdivision for 15 days, then to Investment Subdivisions you designate. SEE Allocating Premiums.

 .  The Investment Subdivisions invest in corresponding portfolios of the following Funds:
                                       -

 JANUS ASPEN SERIES                                OPPENHEIMER VARIABLE ACCOUNT FUNDS
    Growth Portfolio                                   Oppenheimer Bond Fund/VA
    Aggressive Growth Portfolio                        Oppenheimer Aggressive Growth Fund/VA
    International Growth Portfolio                     Oppenheimer Capital Appreciation
    Worldwide Growth Portfolio                         Fund/VA
    Balanced Portfolio                                 Oppenheimer High Income Fund/VA
    Flexible Income Portfolio                          Oppenheimer Multiple Strategies
    Capital Appreciation Portfolio                     Fund/VA
 VARIABLE INSURANCE PRODUCTS FUND                  FEDERATED INSURANCE SERIES
    VIP Equity-Income Portfolio                        Federated American Leaders Fund II
    VIP Overseas Portfolio                             Federated Utility Fund II
    VIP Growth Portfolio                               Federated High Income Bond Fund II
 VARIABLE INSURANCE PRODUCTS FUND II               THE ALGER AMERICAN FUND
    VIP II Asset Manager Portfolio                     Alger American Growth Portfolio
    VIP II Contrafund Portfolio                        Alger American Small Capitalization
 VARIABLE INSURANCE PRODUCTS FUND III                  Portfolio
    VIP III Growth & Income Portfolio              GOLDMAN SACHS VARIABLE INSURANCE
    VIP III Growth Opportunities Portfolio             TRUST
 GE INVESTMENTS FUNDS, INC.                            Growth and Income Fund
    S&P 500 Index Fund                                 Mid Cap Value Fund
    Money Market Fund                              SALOMON BROTHERS VARIABLE SERIES
    Total Return Fund                                  FUNDS INC
    International Equity Fund                          Investors Fund
    Real Estate Securities Fund                        Total Return Fund
    Value Equity Fund                                  Strategic Bond Fund
    Income Fund
    U.S. Equity Fund                               SEE Investment Subdivisions.
    Premier Growth Equity Fund


  Not all of these portfolios may be available in all states or in all markets.

                                       -

                             DEDUCTIONS FROM ASSETS

 . Each Fund deducts management fees and other expenses from its assets. For the year ended December 31, 1998, the minimum total annual expenses (as a percentage of average net assets) was .37% and the maximum total annual expenses (as a percentage of average net assets) was 1.15%. SEE Portfolio Annual Expenses.

 . We deduct a daily mortality and expense risk charge at a current effective annual rate of 0.70% (maximum effective annual rate of 0.70%) from assets in the Investment Subdivisions.

 .  We make a monthly deduction from your Account Value for (1) the cost of insurance, (2) a policy charge of $5, (3) an expense charge of up to $.20 per $1,000 of initial Specified Amount, (4) an expense charge of up to $.20 per $1,000 of any increase in Specified Amount and (5) supplemental benefit charges. SEE Monthly Deduction.
 -------------------------------------------------------------------------------

                                       -

                                 ACCOUNT VALUE

 . Account Value equals the total amount in each Investment Subdivision and the General Account.

 . Account Value serves as the starting point for calculating certain values under a Policy, such as the Surrender Value and the Death Proceeds. Account Value varies from day to day to reflect investment experience of the Investment Subdivisions, charges deducted and other Policy transactions (such as Policy loans, transfers and partial surrenders). SEE How Your Account Value Varies.

 . You can transfer Account Value among the Investment Subdivisions (subject to certain restrictions). A $10 transfer charge applies to each transfer made after the first transfer in a calendar month. SEE Transfers for rules and limits. Policy loans reduce the amount available for allocations and transfers.

 .  There is no minimum guaranteed Account Value. During the Continuation Period, the Policy will lapse if the Surrender Value is too low to cover the monthly deduction and the Net Total Premium is less than the Continuation Amount. After the Continuation Period, the Policy will lapse if the Surrender Value is too low to cover the monthly deduction. SEE Premium to Prevent
   Termination.
 -------------------------------------------------------------------------------

                                       -

                                 CASH BENEFITS

 .     You may take a Policy loan for up to 90% of the difference between Account
      Value and any surrender charges, minus any Policy Debt. SEE Loans.

 .     You may partially surrender your Policy up to a maximum amount. The minimum partial surrender amount is $500, and a processing fee equal to the lesser of $25 or 2% of the amount of the partial surrender will apply to each partial surrender. If you select Death Benefit Option B, you may only make partial surrenders after the first Policy Year. SEE Partial Surrenders.

 .     You can surrender your Policy at any time before the death of the Last
      Insured for its Surrender Value (Account Value minus Policy Debt and minus any applicable surrender charge). A surrender charge will apply during the first 16 Policy Years, for 16 Policy Years after an increase in the Specified Amount, or to the younger Insured's attained age 100 if earlier. The surrender charge will not exceed $60 per $1,000 of Specified Amount. SEE Surrenders and Surrender Charge.

 .     You may choose from a variety of payment options. SEE Requesting Payments.


                                 DEATH BENEFITS

 .     The minimum Specified Amount available is $250,000.

 .     We will pay Death Proceeds only upon the death of the Last Insured.

 .     You may choose from two Death Benefit Options: Option A (greater of
      Specified Amount plus Account Value, or the applicable corridor percentage multiplied by Account Value); or Option B (greater of Specified Amount, or the applicable corridor percentage multiplied by Account Value). We determine the Specified Amount and Account Value for this purpose as of the date of death of the Last Insured. SEE Death Benefits.

 .     Death Proceeds are payable as a lump sum or under a variety of options.

 .     You may change the Specified Amount and the Death Benefit Option. SEE
      Changing the Specified Amount and Changing the Death Benefit Option for rules and limits.

 .     During the Continuation Period, the Policy will remain in force regardless of the sufficiency of Surrender Value so long as the Net Total Premium is at least equal to the Continuation Amount. SEE Premium to Prevent Termination.

--------------------------------------------------------------------------------
                         PORTFOLIO ANNUAL EXPENSE TABLE
--------------------------------------------------------------------------------
This table describes the portfolio fees and expenses. These fees and expenses are shown as a percentage of net assets for the year ended December 31, 1998. The prospectus for each Fund contains more detail concerning a portfolio's fees and expenses.

PORTFOLIO ANNUAL EXPENSES
Annual expenses of the portfolios of the Funds for the year ended December 31, 1998 (as a percentage of each portfolio's average net assets):

                                                     MANAGEMENT FEES         OTHER EXPENSES
                                                    (AFTER FEE WAIVER     (AFTER REIMBURSEMENT     TOTAL ANNUAL
                                                      AS APPLICABLE)         AS APPLICABLE)          EXPENSES
                                                   -------------------   ----------------------   -------------
PORTFOLIO
------------------------------------------------
INTERNATIONAL AND GLOBAL EQUITY
 Janus Aspen Worldwide Growth Portfolio(1)                  .65%                   .07%                 .72%
 Janus Aspen International Growth Portfolio(1)              .66                    .20                  .86
 VIP Overseas Portfolio*(2)                                 .74                    .17                  .91
 GE International Equity Fund                              1.00                    .15                 1.15
SPECIALTY
 GE Real Estate Securities Fund                             .85                    .14                  .99
SMALL-CAP STOCKS
 Oppenheimer Aggressive Growth Fund/VA                      .69                    .02                  .71
 Alger American Small Capitalization Portfolio              .85                    .04                  .89
MID-CAP GROWTH
 Janus Aspen Aggressive Growth Portfolio                    .72                    .03                  .75
 Goldman Sachs VIT Mid Cap Value Fund**(5)                  .80                    .15                  .95
MID-CAP VALUE
 GE Value Equity Fund***                                    .65                    .10                  .75
LARGE-CAP GROWTH
 Janus Aspen Growth Portfolio(1)                            .65                    .03                  .68
 Janus Aspen Capital Appreciation Portfolio(1)              .70                    .22                  .92
 VIP II Contrafund Portfolio*(3)                            .59                    .11                  .70
 VIP Growth Portfolio*(2)                                   .59                    .09                  .68
 VIP III Growth & Income Portfolio*(4)                      .49                    .12                  .61
 Oppenheimer Capital Appreciation Fund/VA                   .72                    .03                  .75
 GE Premier Growth Equity Fund                              .65                    .17                  .82
 Alger American Growth Portfolio                            .75                    .04                  .79
LARGE-CAP VALUE
 VIP Equity-Income Portfolio*(2)                            .49                    .09                  .58
 VIP III Growth Opportunities Portfolio*(4)                 .59                    .12                  .71
 GE U.S. Equity Fund                                        .55                    .14                  .69
 GE S&P 500 Index Fund                                      .35                    .10                  .45
 Federated Utility Fund II(8)                               .68                    .25                  .93
 Federated American Leaders Fund II(8)                      .74                    .14                  .88
 Goldman Sachs VIT Growth and Income Fund(5)                .75                    .15                  .90
 Salomon Investors Fund(6)                                  .70                    .30                 1.00
BALANCED
 Janus Aspen Balanced Portfolio                             .72                    .02                  .74
 VIP II Asset Manager Portfolio*(3)                         .54                    .10                  .64
 Oppenheimer Multiple Strategies Fund/VA                    .72                    .04                  .76
 GE Total Return Fund                                       .50                    .13                  .63
 Salomon Total Return Fund(6)                               .80                    .20                 1.00

                                             MANAGEMENT FEES         OTHER EXPENSES
                                            (AFTER FEE WAIVER     (AFTER REIMBURSEMENT     TOTAL ANNUAL
                                              AS APPLICABLE)         AS APPLICABLE)          EXPENSES
                                           -------------------   ----------------------   -------------
GLOBAL BONDS
 Salomon Strategic Bond Fund(6)                     .75%                   .25%                1.00%
HIGH-YIELD BONDS
 Janus Aspen Flexible Income Portfolio              .65                    .08                  .73
 Oppenheimer High Income Fund/VA                    .74                    .04                  .78
 Federated High Income Bond Fund II                 .60                    .18                  .78
DOMESTIC BONDS
 Oppenheimer Bond Fund/VA                           .72                    .02                  .74
 GE Income Fund                                     .50                    .14                  .64
MONEY MARKET
 GE Money Market Fund(7)                            .25                    .12                  .37

Not all portfolios may be available in all states or markets.

 *The fees and expenses reported for the Variable Insurance Products Fund (VIP), Variable Insurance Products Fund II (VIP II) and Variable Insurance Products Fund III (VIP III) are prior to any fee waiver and/or reimbursement as applicable.

 **These expenses are estimated due to the portfolio being in existence for less than 10 months.

***Although past practice reflects investments within the mid cap range, the portfolio is not restricted on the capitalizations of the companies in which it can invest.

(1)Absent reimbursements, the total annual expenses of the portfolios of the Janus Aspen Series during 1998 would have been .75% for Growth Portfolio, .95% for International Growth Portfolio, .74% for Worldwide Growth Portfolio, and .97% for Capital Appreciation Portfolio.

(2)A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or Fidelity Management & Research Company ("FMR") on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. With reimbursements, the total annual expenses of the portfolios of the Variable Insurance Products Fund during 1998 would have been .57% for VIP Equity-Income Portfolio, .89% for VIP Overseas Portfolio and .66% for VIP Growth Portfolio.

(3)A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or FMR on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. With reimbursements, the total annual expenses of the portfolios of the Variable Insurance Products Fund II during 1998 would have been .63% for VIP II Asset Manager Portfolio and .66% for VIP II Contrafund Portfolio.

(4)A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or FMR on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. With reimbursements, the total annual expenses of the portfolios of the Variable Insurance Products Fund III during 1998 would have been .60% for VIP III Growth & Income Portfolio and .70% for VIP III Growth Opportunities Portfolio.

(5)Goldman Sachs Asset Management has voluntarily agreed to reduce or limit certain other expenses (excluding management fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.15% of each Fund's respective average daily net assets. The investment adviser may modify or discontinue any of the limitations set forth above in the future at its discretion. Absent reimbursements, the total annual expenses during 1998 would have been 2.69% for Growth and Income Fund and 4.79% for Mid Cap Value Fund.

(6)Absent certain fee waivers or reimbursements, the total annual expenses of the portfolios of Salomon Brothers Variable Series Fund during 1998 would have been 2.07% for Investors Fund, 2.90% for Total Return Fund and 1.79% for Strategic Bond Fund.

(7)GE Investment Management Incorporated currently serves as investment adviser to GE Investments Funds, Inc. (formerly Life of Virginia Series Fund, Inc.) and has voluntarily agreed to waive a portion of the fee payable by the Fund. Absent this fee waiver, the total annual expenses of the GE Money Market Fund would have been .59%.

(8)Absent certain fee waivers or reimbursements, the total annual expenses of the portfolios of the Federated Insurance Series during 1998 would have been .89% for Federated American Leaders Fund II and 1.00% for Federated Utility Fund II.

The expense information regarding the Funds was provided by those Funds. We have not independently verified this information. We cannot guarantee that the reimbursements and fee waivers provided by certain of the Funds will continue.

OTHER POLICIES

We offer other variable life insurance policies which also invest in the same portfolios of the Funds. These policies may have different charges that could affect the value of the Investment Subdivisions and may offer different benefits more suitable to your needs. To obtain more information about these policies, contact your agent, or call (800) 352-9910.

RISK SUMMARY
================================================================================
INVESTMENT               Your Account Value is subject to the risk that
RISK                     investment perfor mance will be unfavorable and that
                         your Account Value will decrease. Because we continue
                         to deduct charges from Account Value, if investment
                         results are sufficiently unfavorable and/or you stop
                         making premium payments at or above the minimum
                         requirements, the Surrender Value of your Policy may
                         fall to zero. In that case, the Policy will terminate
                         without value and insurance coverage will no longer be
                         in effect, unless you make an additional payment
                         sufficient to prevent a termination during the 61-day
                         grace period. However, your Policy will not lapse
                         during the Continuation Period, even if your Surrender
                         Value is too low to cover the monthly deductions so
                         long as the Net Total Premium is at least equal to the
                         Continuation Amount. On the other hand, if investment
                         experience is sufficiently favorable and you have kept
                         the Policy in force for a substantial time, you may be
                         able to draw upon Account Value, through partial
                         surrenders and Policy loans.
 ---------------------
RISK OF                  If the Surrender Value of your Policy is too low to pay
TERMINATION              the Monthly Deduction when due (and, during the
                         Continuation Period, the Net Total Premium is less than
                         the Continuation Amount), the Policy will be in default
                         and a grace period will begin. There is a risk that if
                         withdrawals, loans, and monthly deductions reduce your
                         Surrender Value to too low an amount and/or if the
                         investment experience of your selected Investment
                         Subdivisions is unfavorable, then your Policy could
                         lapse. In that case, you will have a 61-day grace
                         period to make a sufficient payment. If you do not make
                         a sufficient payment before the grace period ends, your
                         Policy will terminate without value, insurance coverage
                         will no longer be in effect, and you will receive no
                         benefits. After termination, you may reinstate your
                         Policy within three years subject to certain
                         conditions.
-----------------------
TAX RISKS                We intend for the Policy to satisfy the definition of a
                         "life insurance contract" under section 7702 of the
                         Internal Revenue Code of 1986, as amended (the "Code").
                         In general, earnings under the Policy will not be taxed
                         until a distribution is made from the Policy. In
                         addition, death benefits generally will be excludable
                         from income. In the case of a Policy that is considered
                         a "modified endowment contract," special rules apply
                         and a 10% penalty tax may be imposed on distributions,
                         including loans. SEE Special Rules for Modified
                         Endowment Contracts. You should consult a qualified tax
                         advisor in all tax matters involving your Policy.
---------------------

LIMITS ON                The Policy permits you to take partial surrenders.
PARTIAL                  However, if you selected Option B, you may only make
SURRENDERS               partial surrenders after the first Policy Year.

                         The minimum partial surrender amount is $500, and we will assess a processing fee on the surrender. There is a limit on the maximum amount you may partially surrender.

                         Partial surrenders will reduce your Account Value and Death Pro ceeds. Federal income taxes and a penalty tax may apply to partial surrenders.
---------------------

EFFECTS OF               A Policy loan, whether or not repaid, will affect
POLICY LOANS             Account Value over time because we subtract the amount
                         of the loan from the Investment Subdivisions as collateral. We then credit a fixed interest rate to the loan collateral. As a result, the loan collateral does not participate in the investment results of the Investment Subdivisions. The longer the loan is outstanding, the greater the effect is likely to be.
                         Depending on the investment results of the Investment
                         Subdivisions, the effect could be favorable or unfavorable.

                         A Policy loan also reduces the Death Proceeds. A Policy loan could make it more likely that a Policy would terminate. There is a risk if the loan reduces your Surrender Value to too low an amount and investment experience is unfavorable, that the Policy will lapse, resulting in adverse tax consequences. You must submit a sufficient payment during the grace period to avoid the Policy's termination without value and the end of insurance coverage.
---------------------

COMPARISON WITH OTHER    The Policy is similar in many ways to universal life
INSURANCE POLICIES       insurance. As with universal life insurance:

                         o the Owner pays premiums for insurance coverage on
                           the Insureds;

                         o the Policy provides for the accumulation of Surrender
                           Value that is payable if the Owner surrenders the Policy during the Insureds' lifetimes;

                         o and the Surrender Value may be substantially lower
                           than the premiums paid.

                         However, the Policy differs from universal life insurance in that it permits you to place your premium in the Investment Subdivisions. The amount and duration of life insurance protection and of the Policy's Account Value will vary with the investment performance of the Investment Subdivisions you select.

                         The Surrender Value of your Policy may decrease if the investment performance of the Investment Subdivisions to which you allocate Account Value is sufficiently adverse. If the Surrender Value becomes insufficient to cover charges when due and the Continuation Period is not in effect, the Policy will terminate without value after a grace period.
---------------------

--------------------------------------------------------------------------------
                     GE LIFE AND ANNUITY ASSURANCE COMPANY
--------------------------------------------------------------------------------
We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. We are principally engaged in the offering of life insurance and annuity policies. We are admitted to do business in 49 states and the District of Columbia. Our principal offices are at 6610 West Broad Street, Richmond, Virginia 23230. Before January 1, 1999, our name was The Life Insurance Company of Virginia.

General Electric Capital Assurance Company ("GE Capital Assurance"), which is an indirect wholly-owned subsidiary of General Electric Capital Corporation ("GE Capital") owns the majority of our stock. GE Financial Assurance Holdings, Inc., a direct wholly-owned subsidiary of GE Capital, owns our remaining stock. GE Capital, a New York corporation, is a diversified financial services company whose subsidiaries consist of specialty insurance, equipment management, and commercial and consumer financing businesses. GE Capital's indirect parent, General Electric Company, founded more than one hundred years ago by Thomas Edison, is the world's largest manufacturer of jet engines, engineering plastics, medical diagnostic equipment and large electric power generation equipment.

GNA Corporation, a direct wholly-owned subsidiary of GE Financial Assurance Holdings, Inc., directly owns the stock of Capital Brokerage Corporation (the principal underwriter for the Policies and a broker/dealer registered with the U.S. Securities and Exchange Commission).

We are a member of the Insurance Marketplace Standards Association ("IMSA"). We may use the IMSA membership logo and language in our advertisements, as outlined in IMSA's Marketing and Graphics Guidelines. Companies that belong to IMSA subscribe to a set of ethical standards covering various aspects of sales and service for individually sold life insurance and annuities.

STATE REGULATION

We are subject to regulation by the State Corporation Commission of the Commonwealth of Virginia. We file an annual statement with the Virginia Commissioner of Insurance on or before March l of each year covering our operations and reporting on our financial condition as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines our liabilities and reserves and those of Separate Account II and assesses their adequacy, and a full examination of our operations is conducted by the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia, at least every five years.

We are also subject to the insurance laws and regulations of other states within which we are licensed to operate.

--------------------------------------------------------------------------------
                              SEPARATE ACCOUNT II
--------------------------------------------------------------------------------
We established GE Life & Annuity Separate Account II as a separate investment account on August 2l, 1986. Separate Account II currently has thirty-eight Investment Subdivisions available under the Policy. Each Investment Subdivision invests exclusively in shares representing an interest in a separate corresponding portfolio of one of the ten Funds described below.

The assets of Separate Account II belong to us. However, we may not charge the assets in Separate Account II attributable to the Policies with liabilities arising out of any other business which we may conduct. If Separate Account II's assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account. Income and both realized and unrealized gains or losses from the assets of Separate Account II are credited to or charged against Separate Account II without regard to the income, gains or losses arising out of any other business we may conduct.

Separate Account II is registered with the SEC as a unit investment trust under the Investment Company Act of l940 (the "l940 Act") and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of Separate Account II by the SEC.

CHANGES TO SEPARATE ACCOUNT II

Separate Account II may include other Investment Subdivisions that are not available under the Policy. We may substitute another investment subdivision or insurance company separate account under the Policy if, in our judgment, investment in an Investment Subdivision should no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another investment subdivision or insurance company separate account is in the best interest of Owners. No substitution may take place without notice to Owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the l940 Act and applicable law.

We may also, where permitted by law:
   o create new separate accounts;
   o transfer assets of Separate Account II, which we determine to be associated with the class of Policies to which this Policy belongs, to another separate account;
   o add new Investment Subdivisions to or remove Investment Subdivisions from Separate Account II, or combine Investment Subdivisions;
   o remove existing Funds;
   o substitute new Funds for any existing Fund which we determine is no longer appropriate in light of the purposes of the Separate Account;
   o deregister Separate Account II under the 1940 Act; and
   o operate Separate Account II under the direction of a committee or in another form.

--------------------------------------------------------------------------------
                                THE PORTFOLIOS
--------------------------------------------------------------------------------
You decide the Investment Subdivisions to which you direct Net Premiums. You may change your premium allocation without penalty or charges. There is a separate Investment Subdivision which corresponds to each portfolio of a Fund offered in this Policy.

Each Fund is registered with the Securities and Exchange Commission as an open-end management investment company under the 1940 Act. The assets of each portfolio are separate from other portfolios of a Fund and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate portfolio and the investment performance of one portfolio has no effect on the investment performance of any other portfolio.

Before choosing an Investment Subdivision to allocate your Net Premiums and Account Value, carefully read the prospectus for each Fund, along with this Prospectus. We summarize the investment objectives of each portfolio below. There is no assurance that any of the portfolios will meet these objectives.

The investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager, or if the other portfolio has a similar name.

INVESTMENT SUBDIVISIONS
We offer you a choice from among 38 Investment Subdivisions, each of which invests in an underlying portfolio of one of the Funds. You may invest in up to seven Investment Subdivisions at any one time.

                                                                                        ADVISER (AND SUB-
INVESTMENT SUBDIVISION                         INVESTMENT OBJECTIVE(1)               ADVISER, AS APPLICABLE)
--------------------------------   ---------------------------------------------   --------------------------
                                          INTERNATIONAL AND GLOBAL EQUITY
                                   ---------------------------------------------
JANUS ASPEN SERIES                 Seeks long-term capital growth in a manner      Janus Capital Corporation
Worldwide Growth Portfolio         consistent with the preservation of capital.
                                   Pursues this objective by investing in a
                                   diversified portfolio of common stocks of
                                   foreign and domestic issuers of all sizes.
                                   Normally invests in at least five different
                                   countries including the United States.
--------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES                 Seeks long-term growth of capital. Pursues      Janus Capital Corporation
International Growth Portfolio     this objective primarily through investments
                                   in common stocks of issuers located outside
                                   the United States. The portfolio normally
                                   invests at least 65% of its total assets in
                                   securities of issuers from at least five
                                   different countries, excluding the United
                                   States.
---------------------------------------------------------------------------------------------------------------

----------
  (1) Standard and Poor's, together with the Funds, determined these categories.

FIDELITY VARIABLE INSURANCE     Seeks long-term growth of capital by                Fidelity Management &
PRODUCT FUND                    investing at least 65% of total assets in           Research Company
VIP Overseas Portfolio          foreign securities, primarily in common             (Subadvised by Fidelity
                                stocks.                                             Management & Research
                                                                                    (U.K.) Inc., Fidelity
                                                                                    Management & Research Far
                                                                                    East Inc., Fidelity
                                                                                    International Advisors and
                                                                                    Fidelity International
                                                                                    Investment Advisors (U.K.)
                                                                                    Limited)
----------------------------------------------------------------------------------------------------------------
GE INVESTMENTS FUNDS            Objective of providing long-term growth of          GE Investment Management
International Equity Fund       capital by investing primarily in foreign           Incorporated
                                equity and equity-related securities which the
                                Adviser believes have long-term potential for
                                capital growth.
----------------------------------------------------------------------------------------------------------------
                                                   SPECIALTY
-----------------------------   -------------------------------------------------
GE INVESTMENTS FUNDS            Objective of providing maximum total                GE Investment Management,
Real Estate Securities Fund     return through current income and capital           Incorporated (Subadvised by
                                appreciation by investing primarily in              Seneca Capital Management,
                                securities of U.S. issuers that are principally     L.L.C.)
                                engaged in or related to the real estate
                                industry including those that own significant
                                real estate assets. The portfolio will not
                                invest directly in real estate.
-----------------------------------------------------------------------------------------------------------------

                                               SMALL-CAP STOCKS
-----------------------------   ----------------------------------------------
OPPENHEIMER VARIABLE            Seeks to achieve capital appreciation by         OppenheimerFunds, Inc.
ACCOUNT FUNDS                   investing in "growth-type" companies.
Aggressive Growth Fund/VA
-----------------------------------------------------------------------------------------------------------------
THE ALGER AMERICAN FUND         Seeks long-term capital appreciation by          Fred Alger Management, Inc.
Alger American Small            focusing on small, fast-growing companies Inc.
Capitalization Portfolio        that offer innovative products, services or
                                technologies to a rapidly expanding marketplace.
                                Under normal circumstances, the portfolio
                                invests primarily in the equity securities of
                                small capitalization companies. A small
                                capitalization company is one that has a market
                                capitalization within the range of the Russell
                                2000 Growth Index or the S&P(R) Small Cap 600
                                Index.
------------------------------------------------------------------------------------------------------------------
                                                MID-CAP GROWTH
-----------------------------   ----------------------------------------------
JANUS ASPEN SERIES              Non-diversified portfolio pursuing               Janus Capital Corporation
Aggressive Growth Portfolio     long-term growth of capital. Pursues this
                                objective by normally investing at least 50% of
                                its assets in equity securities issued by
                                medium-sized companies.
-------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VARIABLE          Seeks long-term capital appreciation,            Goldman Sachs Asset
INSURANCE TRUST (VIT)           primarily through equity securities of           Management
Mid Cap Value Fund              companies with public stock market
                                capitalizations within the range of the market
                                capitalization of companies constituting the
                                Russell Midcap Index at the time of investment
                                (currently between $400 million and $16
                                billion).
--------------------------------------------------------------------------------------------------------------------

                                                   MID-CAP VALUE
--------------------------------   ----------------------------------------------
GE INVESTMENTS FUNDS               Objective of providing long term growth of       GE Investment Management
Value Equity Fund                  capital by investing primarily in common         Incorporated (Subadvised by
                                   stock and other equity securities of             NWQ Investment
                                   companies that the investment adviser            Management Company)
                                   believes are undervalued by the marketplace
                                   at the time of purchase and that offer the
                                   potential for above-average growth of
                                   capital. Although the current portfolio
                                   reflects investments primarily within the mid
                                   cap range, the Fund is not restricted to
                                   investments within any particular
                                   capitalization and may in the future invest a
                                   majority of its assets in another
                                   capitalization range.
--------------------------------------------------------------------------------------------------------------------
                                                 LARGE-CAP GROWTH
--------------------------------   ----------------------------------------------
JANUS ASPEN SERIES                 Seeks long-term capital growth consistent        Janus Capital Corporation
Growth Portfolio                   with the preservation of capital and pursues
                                   its objective by investing in common stocks
                                   of companies of any size. Emphasizes
                                   larger, more established issuers.
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES                 Seeks long-term growth of capital. Pursues       Janus Capital Corporation
Capital Appreciation Portfolio     this objective by investing primarily in
                                   common stocks of companies of any size.
---------------------------------------------------------------------------------------------------------------------
FIDELITY VARIABLE INSURANCE        Seeks long-term capital appreciation by          Fidelity Management &
PRODUCT FUND II                    investing mainly in common stocks and in         Research Company
VIP II Contrafund Portfolio        securities of companies whose value is           (Subadvised by Fidelity
                                   believed to have not been fully recognized       Management & Research
                                   by the public. This fund invests in domestic     (U.K.) Inc. and Fidelity
                                   and foreign issuers. This fund also invests      Management & Research Far
                                   in "growth" stocks or "value" stocks or          East Inc.)
                                   both.
----------------------------------------------------------------------------------------------------------------------
FIDELITY VARIABLE INSURANCE        Seeks capital appreciation by investing          Fidelity Management &
PRODUCTS FUND                      primarily in common stocks of companies          Research Company
VIP Growth Portfolio               believed to have above-average growth
                                   potential.
----------------------------------------------------------------------------------------------------------------------
FIDELITY VARIABLE INSURANCE        Seeks high total return through a                Fidelity Management &
PRODUCTS FUND III                  combination of current income and capital        Research Company
VIP III Growth & Income            appreciation by investing a majority of          (Subadvised by Fidelity
Portfolio                          assets in common stocks with a focus on          Management & Research
                                   those that pay current dividends and show        (U.K.) Inc. and Fidelity
                                   potential for capital appreciation.              Management & Research Far
                                                                                    East Inc.)
-----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER VARIABLE               Seeks capital appreciation from investments      OppenheimerFunds, Inc.
ACCOUNT FUNDS                      in securities of well-known and established
Capital Appreciation Fund/VA       companies. Such securities generally have a
                                   history of earnings and dividends and are
                                   issued by seasoned companies (having an
                                   operating history of at least five years,
                                   including predecessors). Current income is
                                   a secondary consideration in the selection
                                   of the Capital Appreciation Fund's portfolio
                                   securities.
------------------------------------------------------------------------------------------------------------------------
GE INVESTMENTS FUNDS               Objective of providing long-term growth of       GE Investment Management
Premier Growth Equity Fund         capital as well as future (rather than           Incorporated
                                   current) income by investing primarily in
                                   growth-oriented equity securities.
------------------------------------------------------------------------------------------------------------------------

THE ALGER AMERICAN FUND          Seeks long-term capital appreciation by          Fred Alger Management,
Alger American Growth            focusing on growing companies that               Inc.
Portfolio                        generally have broad product lines, markets,
                                 financial resources and depth of management.
                                 Under normal circumstances, the portfolio
                                 invests primarily in the equity securities of
                                 large companies. The portfolio considers a
                                 large company to have a market capitalization
                                 of $1 billion or greater.
-----------------------------------------------------------------------------------------------------------------------
                                                LARGE-CAP VALUE
------------------------------   ----------------------------------------------
FIDELITY VARIABLE INSURANCE      Seeks reasonable income and will consider        Fidelity Management &
PRODUCT FUND                     the potential for capital appreciation. The      Research Company
VIP Equity-Income Portfolio      fund also seeks a yield, which exceeds the
                                 composite yield on the securities comprising
                                 the S&P 500 by investing primarily in
                                 income-producing equity securities and by
                                 investing in domestic and foreign issuers.
-----------------------------------------------------------------------------------------------------------------------
FIDELITY VARIABLE INSURANCE      Seeks to provide capital growth by               Fidelity Management &
PRODUCTS FUND III                investing primarily in common stock and          Research Company
VIP III Growth Opportunities     other types of securities, including bonds,      (Subadvised by Fidelity
Portfolio                        which may be lower-quality debt securities.      Management & Research
                                                                                  (U.K.) Inc. and Fidelity
                                                                                  Management & Research Far
                                                                                  East Inc.)
-----------------------------------------------------------------------------------------------------------------------
GE INVESTMENTS FUNDS             Objective of providing long-term growth of       GE Investment Management
U.S. Equity Fund                 capital through investments primarily in         Incorporated
                                 equity securities of U.S. companies.
-----------------------------------------------------------------------------------------------------------------------
GE INVESTMENTS FUNDS             Objective of providing capital appreciation      GE Investment Management
S&P 500 Index Fund(2)            and accumulation of income that                  Incorporated (Subadvised by
                                 corresponds to the investment return of the      State Street Global Advisors)
                                 Standard & Poor's 500 Composite Stock Price
                                 Index through investment in common stocks
                                 comprising the Index.
-----------------------------------------------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES       Seeks high current income and moderate           Federated Investment
Utility Fund II                  capital appreciation by investing primarily      Management Company
                                 in equity and debt securities of utility
                                 companies.
-----------------------------------------------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES       Seeks long-term growth of capital with a         Federated Investment
American Leaders Fund II         secondary objective of providing income.         Management Company
                                 Seeks to achieve its objective by investing,
                                 under normal circumstances, at least 65%
                                 of its total assets in common stock of "blue
                                 chip" companies.
-----------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VARIABLE           Seeks long-term capital growth and growth        Goldman Sachs Asset
INSURANCE TRUST (VIT)            of income, primarily through equity              Management
Growth and Income Fund           securities that are considered to have
                                 favorable prospects for capital appreciation
                                 and/or dividend-paying ability.
-----------------------------------------------------------------------------------------------------------------------

----------
     (2) "Standard & Poor's," "S&P," and "S&P 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by GE Investment Management Incorporated. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, regarding the advisability of investing in this Fund or the Policy.

                                                      BALANCED
--------------------------------   -----------------------------------------------
JANUS ASPEN SERIES                 Seeks long term growth of capital. Pursues        Janus Capital Corporation
Balanced Portfolio                 this objective consistent with the
                                   preservation of capital and balanced by
                                   current income. Normally invests 40-60% of
                                   its assets in securities selected primarily
                                   for their growth potential and 40-60% of its
                                   assets in securities selected primarily for
                                   their income potential.
-----------------------------------------------------------------------------------------------------------------------
FIDELITY VARIABLE INSURANCE        Seeks high total return with reduced risk         Fidelity Management &
PRODUCTS FUND II                   over the long-term by allocating assets           Research Company
VIP II Asset Manager Portfolio     among stocks, bonds and short-term and            (Subadvised by Fidelity
                                   money market instruments.                         Management & Research
                                                                                     (U.K.) Inc. and Fidelity
                                                                                     Management & Research Far
                                                                                     East Inc.)
-----------------------------------------------------------------------------------------------------------------------

OPPENHEIMER VARIABLE               Seeks total investment return (which              OppenheimerFunds, Inc.
ACCOUNT FUNDS                   includes current income and capital
Multiple Strategies Fund/VA     appreciation in the values of its shares)
                                from investments in common stocks and other
                                equity securities, bonds and other debt
                                securities, and "money market" securities.
-----------------------------------------------------------------------------------------------------------------------
GE INVESTMENTS FUNDS            Objective of providing the highest total         GE Investment Management
Total Return Fund               return, composed of current income and           Incorporated
                                capital appreciation, as is consistent with
                                prudent investment risk by investing in
                                common stock, bonds and money market
                                instruments, the proportion of each being
                                continuously determined by the investment
                                adviser.
-----------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS VARIABLE       Seeks to obtain above-average income by          Salomon Brothers Asset
SERIES FUNDS                    primarily investing in a broad variety of        Management Inc
Total Return Fund               securities, including stocks, fixed-income
                                securities and short-term obligations.
-----------------------------------------------------------------------------------------------------------------------
                                                 GLOBAL BONDS
-----------------------------   ----------------------------------------------
SALOMON BROTHERS VARIABLE       Seeks high level of current income with          Salomon Brothers Asset
SERIES FUND                     capital appreciation as a secondary              Management Inc
Strategic Bond Fund             objective, through a globally-diverse
                                portfolio of fixed-income investments, including
                                lower-rated fixed income securities commonly
                                known as junk bonds.
-----------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS VARIABLE       Seeks long-term growth of capital with           Salomon Brothers Asset
SERIES FUND                     current income as a secondary objective,         Management Inc
Investors Fund                  primarily through investments in common
                                stocks of well-known companies.
-----------------------------------------------------------------------------------------------------------------------

                                            HIGH-YIELD BONDS
----------------------------   -----------------------------------------------
JANUS ASPEN SERIES             Seeks maximum total return consistent with        Janus Capital Corporation
Flexible Income Portfolio      preservation of capital. Total return is
                               expected to result from a combination of income
                               and capital appreciation. The portfolio pursues
                               its objective primarily by investing in any type
                               of income-producing securities. This portfolio
                               may have substantial holdings of lower-rated debt
                               securities or "junk" bonds. The risks of
                               investing in junk bonds are described in the
                               prospectus for Janus Aspen Series, which should
                               be read carefully before investing.
-----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER VARIABLE           Seeks high current income from                    OppenheimerFunds, Inc.
ACCOUNT FUNDS                  investments in high yield fixed income
High Income Fund/VA            securities, including unrated securities or
                               high-risk securities in lower rating categories.
                               These securities may be considered speculative.
                               This Fund may have substantial holdings of
                               lower-rated debt securities or "junk" bonds. The
                               risks of investing in junk bonds are described in
                               the prospectus for the Oppenheimer Variable
                               Account Funds, which should be read carefully
                               before investing.
-----------------------------------------------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES     Seeks high current income by investing            Federated Investment
High Income Bond Fund II       primarily in a diversified portfolio of           Management Company
                               professionally managed fixed-income securities.
                               The fixed income securities in which the Fund
                               intends to invest are lower-rated corporate debt
                               obligations, commonly referred to as "junk
                               bonds". The risks of these securities and their
                               high yield potential are described in the
                               prospectus for the Federated Insurance Series,
                               which should be read carefully before investing.
-----------------------------------------------------------------------------------------------------------------------
                                               DOMESTIC BONDS
----------------------------   -----------------------------------------------
OPPENHEIMER VARIABLE           Seeks high level of current income and            OppenheimerFunds, Inc.
ACCOUNT FUNDS                  capital, and growth when this fund will
Bond Fund/VA                   invest at least 65% of its total assets in
                               investment grade debt securities.
-----------------------------------------------------------------------------------------------------------------------
GE INVESTMENTS FUNDS           Objective of providing maximum income             GE Investment Management
Income Fund                    consistent with prudent investment                Incorporated
                               management and preservation of capital by
                               investing primarily in income-bearing debt
                               securities and other income bearing
                               instruments.
-----------------------------------------------------------------------------------------------------------------------
                                                MONEY MARKET
----------------------------   -----------------------------------------------
GE INVESTMENTS FUNDS           Objective of providing highest level of           GE Investment Management
Money Market Fund              current income as is consistent with high         Incorporated
                               liquidity and safety of principal by investing in
                               various types of good quality money market
                               securities.
-----------------------------------------------------------------------------------------------------------------------

Not all of these portfolios may be available in all states or markets.

We will purchase shares of the portfolios at net asset value and direct them to the appropriate Investment Subdivisions of Separate Account II. We will redeem sufficient shares of the appropriate portfolios at net asset value to pay surrender/partial surrender proceeds or for other purposes described in the Policy. We automatically reinvest all dividends and capital gain distributions of the portfolios in shares of the distributing portfolios at their net asset value on the date of distribution. In other words, we do not pay portfolio dividends or portfolio distributions out to Owners as additional units, but instead reflect them in Unit Values.

Shares of the portfolios of the Funds are not sold directly to the general public. They are sold to us, and they may also be sold to other insurance companies that issue variable annuity and variable life insurance policies. In addition, they may be sold to retirement plans.

When a Fund sells shares in any of its portfolios both to variable annuity and to variable life insurance separate accounts, it engages in mixed funding. When a Fund sells shares in any of its portfolios to separate accounts of unaffiliated life insurance companies, it engages in shared funding.

Each Fund may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in a Fund could conflict. A Fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. SEE the Prospectuses for the Funds.

We have entered into agreements with either the investment adviser or distributor of each of the Funds under which the adviser or distributor pays us a fee ordinarily based upon an annual average percentage of the average aggregate net amount we have invested on behalf of Account II and other separate accounts. These percentages differ, and some investment advisers or distributors pay us a greater percentage than other advisors or distributors. These agreements reflect administrative services we provide.

YOUR RIGHT TO VOTE PORTFOLIO SHARES

As required by law, we will vote the portfolio shares held in Separate Account II at meetings of the shareholders of the Funds. The voting will be done according to the instructions of Owners who have interests in any Investment Subdivisions which invest in the portfolios of the Funds. If the 1940 Act or any regulation under it should be amended, and if as a result we determine that we are permitted to vote the portfolios' shares in our own right, we may elect to do so.

We will determine the number of votes which you have the right to cast by applying your percentage interest in an Investment Subdivision to the total number of votes attributable to the Investment Subdivision. In determining the number of votes, we will recognize fractional shares.

We will vote portfolio shares of a class held in an Investment Subdivision for which we received no timely instructions in proportion to the voting instructions which we received for all Policies participating in that Investment Subdivision. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a Fund calls a shareholders meeting, each person having a voting interest in an Investment Subdivision will receive proxy material, reports and other materials relating to the portfolio. Since each portfolio may engage in shared funding, other persons or entities besides the Company may vote portfolio shares. SEE Investment Subdivisions.

--------------------------------------------------------------------------------
                            CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
This section describes the charges and deductions we make under the Policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. The services and benefits we provide include:

     o the partial surrender, surrender, Policy loan and death benefits under the Policy;

     o investment options, including Net Premium allocations, dollar-cost averaging and portfolio rebalancing programs;

     o administration of various elective options under the Policy; and

     o the distribution of various reports to Owners.

The costs and expenses we incur include:

     o those associated with underwriting applications, increases in Specified Amount, and riders;

     o various overhead and other expenses associated with providing the services and benefits provided by the Policy;

     o sales and marketing expenses; and

     o other costs of doing business, such as federal, state and local premium and other taxes and fees.

The risks we assume include:

     o that the Insureds may live for a shorter period of time than estimated, resulting in the payment of greater death benefits than expected; and

     o that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

We may profit from any charges deducted, such as the mortality and expense risk charge. We may use any such profits for any purpose, including payment of distribution expenses.

PREMIUM CHARGE

If the initial Specified Amount is $500,000 or more, we currently deduct a 3 1/2% charge (5% maximum) from each premium before placing the resulting Net Premium in the Investment Subdivisions. If the initial Specified Amount is at least $250,000 but less than $500,000, we currently deduct a 6 1/2% premium charge (8% maximum). We currently do not deduct the maximum premium charge but reserve the right to do so. We will not assess the premium charge against the policy loan portion of a premium received from the rollover of a life insurance policy.

MORTALITY AND EXPENSE RISK CHARGE

We currently deduct a daily charge from assets in the Investment Subdivisions attributable to the Policies at an effective annual rate of 0.70% of net assets. We will not increase this charge for the duration of your Policy. This charge is factored into the net investment factor.

The mortality risk we assume is the risk that the Insureds may live for a shorter period of time than estimated and, therefore, a greater amount of death benefit proceeds than expected will be payable. The expense risk we assume is that expenses incurred in issuing and administering the Policies will be greater than estimated and, therefore, will exceed the expense charge limits set by the Policies.

MONTHLY DEDUCTION

We make a monthly deduction on the Policy Date and each Monthly Anniversary Day from Account Value. The monthly deduction for each Policy consists of:

     o the cost of insurance charge (discussed below);

     o a policy charge of $5;

     o an expense charge of up to $.20 per $1,000 of initial Specified Amount (however, our current practice may be more favorable to you in that we currently vary this charge based on the issue Age of each Insured, and in that we currently deduct this charge only in the first ten Policy Years);

     o an expense charge for any increases in Specified Amount of up to $.20 per $1,000 of increase (however, our current practice may be more favorable to you in that we currently vary this charge based on the issue Age of each Insured, and in that we currently deduct this charge only during the first ten Policy Years following the increase); and

     o any charges for additional benefits added by riders to the Policy (SEE Supplemental Benefits).

We will allocate the monthly deduction for a Policy Month among the Investment Subdivisions of Separate Account II in the same proportion that your Policy's Account Value in each Subdivision bears to the total Account Value in all Investment Subdivisions at the beginning of the Policy Month.

COST OF INSURANCE

The cost of insurance is a significant charge under your Policy because it is the primary charge for the death benefit we provide you. We determine the cost of insurance in a manner that reflects the anticipated mortality of both Insureds and the fact that the death benefit is not payable until the death of the Last Insured. Because the cost of insurance depends on a number of factors (Age, gender (where applicable), Policy duration, and rating class), the cost will vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day. The cost of insurance rates generally increase as the Insureds' attained age increases.

We calculate the cost of insurance on each Monthly Anniversary Day based on the net amount at risk. We determine the net amount at risk by the following formula:

                        Death Benefit  =  Account Value
                        -------------
                         1.0032737

To determine the cost of insurance for a particular Policy Month, we divide the net amount at risk by 1000 and multiply that result by the applicable cost of insurance rate. If Option B is in effect, and the Specified Amount has increased, we first consider the Account Value part of the initial Specified Amount. If the Account Value is more than the initial Specified Amount, we will consider it part of the increased Specified Amounts resulting from increases in the order of the increases.

The cost of insurance rates for the Policy are based on each Insured's Age, gender (where applicable), Policy duration, and applicable rating class. We currently place Insureds in the following rating classes when we issue the Policy, based on our underwriting: a male or female or unisex rating class where appropriate under applicable law (currently including the state of Montana); and a nicotine use or no nicotine use rating class. In addition, some Insureds may qualify for a preferred rating. The original rating classes apply to the initial Specified Amount. If you apply for an increase in Specified Amount, you will have to submit evidence satisfactory to us that each Insured is insurable at the same rating class used at the time we issued the Policy. The death of the first Insured to die will not affect the cost of insurance scale for the second Insured.

We may change the cost of insurance rates from time to time at our sole discretion, but we guarantee that the rates we charge will never exceed the maximum rates shown in your Policy. These rates are based on the Commissioners' 1980 Standard Ordinary Mortality Tables. The maximum cost of insurance rates are based on each Insured's age nearest birthday at the start of the Policy Year. Modifications to cost of insurance rates are made for rating classes other than standard. The rates we currently charge are, at most ages, lower than the maximum permitted under the Policies and depend on our expectation of future experience with respect to mortality, interest, expenses, persistency, and taxes. A change in rates will apply to all pairs of persons of the same age, gender (where applicable), and rating class and whose Policies have been in effect for the same length of time.

In most states, there is no maturity age, and the cost of insurance charges will continue past age 100 of the younger Insured.

SURRENDER CHARGE

If you fully surrender your Policy during the surrender charge period, we will deduct a surrender charge. We calculate the schedule of surrender charges that applies to a Policy by multiplying surrender charge factors times the Specified Amount, divided by $1,000. We determine the factors per $1,000 of Specified Amount and vary them by issue Age, gender (where applicable), and rating class of each Insured and by the number of months since the Policy Date. The surrender charge remains level for the first six Policy Years and then decreases uniformly each Policy month to zero over the next 10 Policy Years or to the younger Insured's attained age 100, whichever is earlier. We will deduct the surrender charge before we pay the Surrender Value. The surrender charge will not exceed $60 per $1,000 of Specified Amount.

The chart below illustrates the surrender charge factor for the first Policy Year per $1,000 of Specified Amount for Policies which are issued on a male no nicotine use and female no nicotine use standard rating class basis. These calculations assume both Insureds are the same issue Age.

                Factor per $1,000
 Issue Age     of Specified Amount
-----------   --------------------
  25/25               $12
  35/35               $14
  45/45               $18
  55/55               $24
  65/65               $35
  75/75               $41
  85/85               $34

If you increase the Specified Amount (other than as a result of a change from Death Benefit Option A to Death Benefit Option B), you will be subject to an additional surrender charge for another 16 Policy Years following the increase or to the younger Insured's attained age 100, if earlier. We will base the amount of the additional surrender charge on the initial scale of per $1,000 surrender charge factors calculated at the time of issue.

If you decrease the Specified Amount during the period that surrender charges apply (other than as a result of partial surrenders or a change from Death Benefit Option B to Death Benefit Option A), you will be assessed a portion of the surrender charges to which the Policy is subject. We will deduct the amount of the surrender charge from your Account Value, and will allocate the charge among each Investment Subdivision in the same proportion that the Policy's Account Value in each Investment Subdivision bears to the Account Value in all Investment Subdivisions. We will base the amount of surrender charge:

   (1)first on any surrender charge in effect on the most recent increase and the amount of reduction to this increase caused by the decrease;

   (2)then on any surrender charge in effect on the next most recent increases successively and the amount of any reduction to each of these increases caused by the decrease; and

   (3)finally on the surrender charge in effect on coverage provided under the original application and any reduction to this amount caused by the decrease.

Whenever we deduct a portion of the surrender charges because you decreased the Specified Amount, we reduce the Policy's remaining surrender charges to reflect the assessments made.

The total surrender charge for any given Policy Month is the sum of:

   o the surrender charge that applies to the initial Specified Amount, adjusted for any decrease in Specified Amount; plus

   o the surrender charges that apply to any increases in Specified Amount, adjusted for any decrease in Specified Amount.

We disclose the surrender charges on the data pages to your Policy.

We do not assess a surrender charge for partial surrenders, but do assess a processing fee.

PARTIAL SURRENDER PROCESSING FEE

We deduct a partial surrender processing fee on partial surrenders you make. The fee equals the lesser of $25 or 2% of the amount surrendered.

TRANSFER CHARGE

We assess a $10 transfer charge for each transfer after the first transfer you make in any calendar month. We take this charge from the amount you transfer. For purposes of assessing this charge, we consider each transfer request one transfer, regardless of the number of Investment Subdivisions affected by the transfer. Multiple transfers within the same Valuation Period are also considered one transfer for this purpose.

OTHER CHARGES

If you request a projection of illustrative future life insurance under the Policy and Policy values, we reserve the right to charge a maximum fee of $25 for the cost of preparing the projection.

There are deductions from and expenses paid out of the assets of each portfolio that are more fully described in each Fund's prospectus.

REDUCTION OF CHARGES FOR GROUP SALES

We may reduce charges and/or deductions for sales of the Policies to a trustee, employer or similar entity representing a group or to members of the group where such sales result in savings of sales or administrative expenses. We will base these discounts on the following:

   1.THE SIZE OF THE GROUP. Generally, the sales expenses for each individual owner for a larger group are less than for a smaller group because more Policies can be implemented with fewer sales contacts and less administrative cost.

   2.THE TOTAL AMOUNT OF PREMIUM PAYMENTS TO BE RECEIVED FROM A GROUP. Per
     Policy sales and other expenses are generally proportionately less on larger premium payments than on smaller ones.

   3.THE PURPOSE FOR WHICH THE POLICIES ARE PURCHASED. Certain types of plans are more likely to be stable than others. Such stability reduces the number of sales contacts and administrative and other services required, reduces sales administration and results in fewer Policy terminations. As a result, our sales and other expenses are reduced.

   4.THE NATURE OF THE GROUP FOR WHICH THE POLICIES ARE BEING PURCHASED.
     Certain types of employee and professional groups are more likely to continue Policy participation for longer periods than are other groups with more mobile membership. If fewer Policies are terminated in a given group, our sales and other expenses are reduced.

   5.OTHER CIRCUMSTANCES. There may be other circumstances of which we are not presently aware, which could result in reduced sales expenses.

If, after we consider the factors listed above, we determine that a group purchase would result in reduced sales expenses, we may reduce the charges and/or deductions for each group. Reductions in these charges and/or deductions will not be unfairly discriminatory against any person, including the affected Owners and all other owners of policies funded by Separate Account II.

--------------------------------------------------------------------------------
                                  THE POLICY
--------------------------------------------------------------------------------
APPLYING FOR A POLICY

To purchase a Policy, you and your registered representative must complete an application and submit it to us at our Home Office. You also must pay an initial premium of a sufficient amount. SEE Premiums, below. You can submit your initial premium with your application or at a later date. (If you submit your initial premium with your application, please remember that we will place your premium in a non-interest bearing account for a certain amount of time. SEE Allocating Premiums.) Coverage generally becomes effective as of the Policy Date.

Generally, we will issue a Policy covering Insureds from Age 20 up to Age 85 if evidence of insurability satisfies our underwriting rules. Required evidence of insurability may include, among other things, medical examinations of the Insureds. We may reject an application for any lawful reason.

If you do not pay the full first premium with your application, the insurance will become effective on the effective date. This date is the date that you pay your premium and that we deliver your Policy. All persons proposed for insurance must be insurable on the Policy Date.

If you pay the full first premium with your application, we may give you a conditional receipt. This means that, subject to our underwriting requirements and subject to a maximum limitation, your insurance will become effective on the effective date we specified in the conditional receipt, provided the Insureds are found to be, on the effective date, insurable at standard premium rates for the plan and amount of insurance requested in the application. This effective date will be the latest of (i) the date of completion of the application, (ii) the date of completion of all medical exams and tests we require, and (iii) the policy date you requested when that date is later than the date you completed your application.

OWNER

You have rights in the Policy during the Insureds' lifetimes. If you die before the Insureds and there is no contingent Owner, ownership will pass to your estate.

We will treat Joint Owners as having equal undivided interests in the Policy. All Owners must together exercise any ownership rights in the Policy.

BENEFICIARY

You designate the primary Beneficiaries and contingent Beneficiaries when you apply for the Policy. You may name one or more primary Beneficiaries or contingent Beneficiaries. We will pay the proceeds in equal shares to the survivors in the appropriate Beneficiary class, unless you request otherwise.

Unless an optional payment plan is chosen, we will pay the Death Proceeds in a lump sum to the primary Beneficiary(ies). If the primary Beneficiary(ies) dies before the Insureds, we will pay the proceeds to the contingent
Beneficiary(ies). If there is no surviving Beneficiary(ies) we will pay the proceeds to you or your estate.

CHANGING THE BENEFICIARY

If you reserve the right, you may change the Beneficiary during the Insureds' lives. To make this change, please write our Home Office. The request and the change must be in a form satisfactory to us and we must actually receive the request. The change will take effect as of the date you signed the request.

CANCELING A POLICY

You may cancel a Policy during the "free-look period" by returning it to us at our Home Office or to the agent who sold it. The free-look period expires 10 days after you receive the Policy. The free-look period is longer if required by state law. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. Within seven calendar days after we receive the returned Policy, we will refund the amount required by state law. Depending on the state, the amount of the refund may equal the total of all premiums paid for the Policy or an amount equal to the sum of:

     o the total amount of monthly deductions made against Account Value and any charges deducted from premiums paid (excluding portfolio fees and charges and mortality and expense risk charges); plus

     o Account Value on the date we (or our agent) receive the returned Policy.

--------------------------------------------------------------------------------
                                   PREMIUMS
--------------------------------------------------------------------------------
GENERAL

The premium amounts sufficient to fund a Policy depend on a number of factors, such as the Age, gender (where applicable), and rating class of the proposed Insureds, the desired Specified Amount, any supplemental benefits, and investment performance of the Investment Subdivisions. We will usually credit your initial premium payment to the Policy on the later of the date we approve your application and the date we receive your payment. We will credit any subsequent premium payment to the Policy on the Valuation Day we receive it at our Home Office. After you pay the initial premium, you may make unscheduled premium payments in any amount and at any time subject to certain restrictions.

The total premiums you pay may not exceed guideline premium limitations for life insurance set forth in the Code and shown in your Policy. We may reject any premium, or any portion of a premium, that would result in the Policy being disqualified as life insurance under the Code. We will refund any rejected premium along with any interest it accrued. For your convenience, we will monitor Policies and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a Modified Endowment Contract ("MEC") under the Code. SEE Tax Considerations.

We reserve the right to limit the number and amount of any unscheduled premium payment.

TAX FREE EXCHANGES (1035 EXCHANGES)

We will accept as part of your initial premium money from one contract that qualified for a tax free exchange under Section 1035 of the Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction. We will accept 1035 exchanges even if there is an outstanding loan on the other policy, so long as the outstanding loan is no more than 40% of the rollover premium.

CERTAIN INTERNAL EXCHANGES

If you replace an existing GE Life and Annuity Assurance Company fixed permanent joint life insurance policy on the same two lives with this Policy, we may waive some or all of the surrender charges on the fixed permanent joint life insurance policy, provided that: 1) the fixed permanent joint life insurance policy has a positive surrender value at the time of the exchange; and 2) the entire account value in the fixed permanent joint life insurance policy is rolled over into the Policy.

If you qualify, the maximum amount of surrender charges we will waive on the fixed permanent joint life insurance policy equals the following, based on the initial Specified Amount of this Policy. (1) If the initial Specified Amount on this Policy is $500,000 or more, the maximum amount of surrender charge we will waive on the fixed permanent joint life insurance policy equals: Surrender Charge (new) + .035 Account Value, where Surrender Charge (new) is the initial (first Policy Month) surrender charge of this Policy and Account Value is the account value of the fixed permanent joint life insurance policy at the time of the exchange. (2) If the initial Specified Amount on this Policy is at least $250,000 but less than $500,000, the maximum amount of surrender charge we will waive on the fixed permanent joint life insurance policy equals: Surrender Charge (new) + .065 Account Value, where Surrender Charge (new) is the initial (first Policy Month) surrender charge of this Policy and Account Value is the account value of the fixed permanent joint life insurance policy at the time of the exchange. Please contact us for more details.

PERIODIC PREMIUM PLAN

When you apply for a Policy, you may select a periodic premium payment plan. Under this plan, you may choose to receive a premium notice either annually, semi-annually, or quarterly. You can also arrange for annual, semi-annual, quarterly or monthly premium payments paid via automatic deduction from your bank account or any other similar account we accept. You are not required to pay premiums in accordance with this premium plan; you can pay more or less than planned or skip a planned premium payment entirely. You can change the amount of planned premiums and payment arrangements, or switch between frequencies, whenever you want by providing satisfactory instructions to our Home Office. This change will be effective upon our receipt of the instructions. Depending on the Account Value at the time of an increase in the Specified Amount and the amount of the increase requested, a change in your periodic premium payments may be advisable. SEE Changing the Specified Amount.

MINIMUM PREMIUM PAYMENT

Generally, the minimum modal premium we will accept is $25 (please keep in mind that you may have to pay a higher amount to keep the Policy in force). Even if you pay the minimum premium amount, your Policy may lapse. SEE Premium to Prevent Termination. For purposes of the minimum premium payment requirements, we deem any payment to be a planned periodic premium if we receive it within 30 days (before or after) of the scheduled date for a planned periodic premium payment and the percentage difference between the planned amount and the actual payment amount is not more than 10%. We will deem all other premium payments to be unscheduled premium payments. Unless you direct us otherwise, we apply unscheduled premium payments first to repay any Policy Debt.

ALLOCATING PREMIUMS

When you apply for a Policy, you specify the percentage of your Net Premium we allocate to each Investment Subdivision. You may only direct your Net Premiums and Account Value to seven Investment Subdivisions at any given time. You can change the allocation percentages at any time by writing or calling our Home Office. The change will apply to all premiums we receive with or after we receive your instructions. Net Premium allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

Until we approve your application, receive all necessary forms including any subsequent amendments to the application, and receive the entire initial premium, we will place any premiums you pay into a non-interest bearing account. We will then allocate your Net Premium during the free look period as specified below.

In states that require us to refund your premiums paid upon the exercise of your free look right, we will allocate all Net Premiums to the Investment Subdivision investing in the Money Market Fund of GE Investments Funds during the free look period. Fifteen days following this allocation, we will transfer the Account Value to the Investment Subdivisions based on the Net Premium allocation percentages you selected. In other states, we will allocate Net Premiums to the Investment Subdivisions based on the Net Premium allocation percentages you specified in your application. SEE How Your Account Value Varies.
--------------------------------------------------------------------------------
                         HOW YOUR ACCOUNT VALUE VARIES
--------------------------------------------------------------------------------
ACCOUNT VALUE

The Account Value is the entire amount we hold under your Policy for you. The Account Value serves as a starting point for calculating certain values under a Policy. It is the sum of the total amount under the Policy in each Investment Subdivision and the amount held in the General Account to secure Policy Debt. SEE Loan Benefits. We determine Account Value first on your Policy Date (or on the date we receive your initial premium, if later) and after that on each Valuation Day. Your Account Value will vary to reflect the performance of the Investment Subdivisions to which you have allocated amounts and also will vary to reflect Policy Debt, charges for monthly deduction, mortality and expense risk charges, transfers, partial surrenders, Policy loan interest, and Policy loan repayments. Your Account Value may be more or less than the premiums you paid.

SURRENDER VALUE

The Surrender Value on a Valuation Day is the Account Value reduced by both any surrender charge that we would deduct if you surrendered the Policy that day and any Policy Debt.

INVESTMENT SUBDIVISION VALUES

On any Valuation Day, the value of an Investment Subdivision equals the number of Investment Subdivision units we credit to the Policy multiplied by the Unit Value for that day. When you make allocations to an Investment Subdivision, either by Net Premium allocation, transfer of Account Value, transfer of loan interest from the General Account, or repayment of a Policy loan, we credit your Policy with units in that Investment Subdivision. We determine the number of units by dividing the amount allocated, transferred or repaid to the Investment Subdivision by the Investment Subdivision's Unit Value for the Valuation Day when we effect the allocation, transfer or repayment.

The number of units we credit to a Policy will decrease whenever we take the allocated portion of the monthly deduction, you take a Policy loan or a partial surrender from the Investment Subdivision, you transfer an amount from the Investment Subdivision, you take a partial surrender from the Investment Subdivision, or you surrender the Policy.

UNIT VALUES

We arbitrarily set the Unit Value for each Investment Subdivision at $10 when we established the Investment Subdivision. After that, an Investment Subdivision's Unit Value varies to reflect the investment experience of the underlying portfolio, and may increase or decrease from one Valuation Day to the next. We determine Unit Value, after an Investment Subdivision's operations begin, by multiplying the net investment factor for that Valuation Period by the Unit Value for the immediately preceding period.

NET INVESTMENT FACTOR

The net investment factor for a Valuation Period is (a) divided by (b), minus
(c), where:

     (a) is the result of:

        1. the value of the assets at the end of the preceding Valuation Period; PLUS

        2.the investment income and capital gains, realized or unrealized, credited to those assets at the end of the Valuation Period for which the net investment factor is being determined; MINUS

        3.the capital losses, realized or unrealized, charged against those assets during the Valuation Period; MINUS

        4.any amount charged against the Separate Account for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Separate Account; and

    (b)is the value of the assets in the Investment Subdivision at the end of the preceding Valuation Period; and

    (c) is a charge no greater than .0019246% for each day in the Valuation Period. This corresponds to .70% per year.
--------------------------------------------------------------------------------
                                   TRANSFERS
--------------------------------------------------------------------------------
GENERAL

You may transfer Account Value among the Investment Subdivisions at any time after the end of the free look period. Transfer requests may be made in writing or in any other form acceptable to us. A transfer will take effect as of the end of the Valuation Period during which we receive your request at our Home Office.

We may defer transfers under the same conditions that we may delay paying proceeds. SEE Requesting Payments. Currently, there is no limit on the number of transfers among the Investment Subdivisions, but we reserve the right to limit the number of transfers to twelve each calendar year. We reserve the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason. There is a charge after the first transfer made in a calendar month. SEE Transfer Charge.

Sometimes, we may not honor your transfer request. We may not honor your transfer request:

    (i) if any Investment Subdivision that would be affected by the transfer is unable to purchase or redeem shares of the Fund in which the Investment Subdivision invests;

    (ii) if the transfer is a result of more than one trade involving the same Investment Subdivision within a 30 day period;

    (iii) if the transfer would adversely affect unit values; or

    (iv) if the transfer would adversely affect any portfolio affected by the transfer.

We also may not honor transfers made by third parties. (SEE Transfers by Third Parties.)

When thinking about a transfer of AccountValue, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that you will make a transfer at an inopportune time.

DOLLAR-COST AVERAGING

The dollar-cost averaging program permits you to systematically transfer on a monthly or quarterly basis a set dollar amount from the Investment Subdivision investing in the Money Market portfolio of the GE Investments Funds (the "Money Market Investment Subdivision") to any combination of other Investment Subdivisions (as long as the total number of Investment Subdivisions used does not exceed the maximum number allowed under the Policy). The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

You may participate in the dollar-cost averaging program by completing a dollar-cost averaging agreement or calling our Home Office. To use the dollar-cost averaging program, you must transfer at least $100 from the Money Market Investment Subdivision to any other Investment Subdivision. If any transfer would leave less than $100 in the Money Market Investment Subdivision, we will transfer the entire amount. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the value of the Investment Subdivision from which transfers are being made is depleted, or until you cancel the program by written request or by telephone if we have your telephone authorization on file. If you elect the program at time of application, the dollar-cost averaging program will begin on the 5th day of the month immediately following the allocation of your Net Premium to the Investment Subdivisions (SEE "Allocating Premiums" for a description of when this occurs).

There is no additional charge for dollar-cost averaging, and we do not consider a transfer under this program a transfer for purposes of assessing a transfer charge, nor for calculating any limit on the maximum number of transfers we may impose for a calendar year. We reserve the right to discontinue or modify the dollar-cost averaging program at any time and for any reason.

ASSET ALLOCATION

You may select from five asset allocation model portfolios offered by us, or you may use a model offered by us as a guide to help you develop your own asset allocation program. The models designed by us are as follows:

 Model     Investment and Risk Profile
-------   ----------------------------
  1       Income
  2       Enhanced Income
  3       Growth & Income
  4       Growth
  5       Aggressive Growth

If you elect to participate in the asset allocation program, we will automatically allocate all premium payments among the Investment Subdivisions indicated by the model and the portfolios within the model you select. Although you may use only one model at a time, you may elect to change your selection as your tolerance for risk, needs, and/or objectives change. You may use a questionnaire that we offer to determine the model that best meets your risk tolerance and time horizons. Asset allocation does not guarantee a profit or protect against a loss.

Because each Investment Subdivision performs differently over time, your portfolio mix may vary from its initial allocations. You may elect to have the portfolios automatically rebalanced under our portfolio rebalancing program, described below.

From time to time, we will review the models and may find that allocation percentages among the Investment Subdivisions or even some of the Investment Subdivisions within a particular model need to be changed. We will send you notice that such a change has been made. Unless you elect to participate in the new allocation model you will remain in your current designated allocation model. This change will not be made automatically.

There is no additional charge for the asset allocation program. We reserve the right to discontinue offering this program at any time and for any reason.

PORTFOLIO REBALANCING

Once you allocate your money among the Investment Subdivisions, the performance of each Investment Subdivision may cause your allocation to shift. You may instruct us to automatically rebalance (on a quarterly, semi-annual or annual basis) your Account Value to return to the percentages specified in your allocation instructions. You may elect to participate in the portfolio rebalancing program at any time by completing the portfolio rebalancing agreement. Your percentage allocations must be in whole percentages. Subsequent changes to your percentage allocations may be made at any time by writing or calling our Home Office. Once elected, portfolio rebalancing remains in effect from the date we receive your request until you instruct us to discontinue portfolio rebalancing. There is no additional charge for using portfolio rebalancing, and we do not consider a portfolio rebalancing transfer a transfer for purposes of assessing a transfer charge, nor for calculating any limit on the maximum number of transfers we may impose for a calendar year. We reserve the right to discontinue or modify the portfolio rebalancing program at any time and for any reason. Portfolio rebalancing does not guarantee a profit or protect against a loss.

TRANSFERS BY THIRD PARTIES

As a general rule and as a convenience to you, we allow you to give a third party the right to effect transfers on your behalf. However, when the same third party makes transfers for many Owners, the result can be simultaneous transfers involving large amounts of Account Value. Such transfers can disrupt the orderly management of the portfolios underlying the Policy, can result in higher costs to Owners, and are generally not compatible with the long-range goals of Owners. We believe that such simultaneous transfers effected by such third parties are not in the best interests of all shareholders of the portfolios underlying the Policies, and the managements of those portfolios share this position.

Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties who make transfers on behalf of multiple Owners, we may not honor such transfers. Also, we will institute procedures to assure that the transfer requests that we receive have, in fact, been made by the Owners in whose names they are submitted. These procedures will not, however, prevent Owners from making their own transfer requests.
--------------------------------------------------------------------------------
                                 DEATH BENEFITS
--------------------------------------------------------------------------------
As long as the Policy remains in force, we will process a claim for Death Proceeds upon receipt at our Home Office of: (i) the Policy; (ii) satisfactory proof that both Insureds died while the Policy was in effect; and (iii) proof of interest of the claimant. SEE Requesting Payments. We will pay the Death Proceeds to the Beneficiary. No Death Proceeds are available at the death of the first Insured to die.

AMOUNT OF DEATH PROCEEDS

The amount of Death Proceeds will depend on:

    o the Death Benefit determined under the Death Benefit Option in effect on the date of death of the Last Insured;

    o  the use of the Account Value;

    o  any partial surrenders;

    o  any Policy Debt;

    o  any additional insurance provided by rider;

    o  any increase or decrease in existing coverage;

    o either Insured's suicide during the first two Policy Years (subject to state exceptions) or during the first two Policy Years (subject to state exceptions) following an increase in existing coverage; and

    o  a misstatement of either Insured's Age or gender.

DEATH BENEFIT OPTIONS

There are two Death Benefit Options available under the Policy. Under Option A, the Death Benefit equals the greater of:

    o  the Specified Amount plus the Account Value; or

    o the applicable corridor percentage of the Account Value as determined using the table of percentages shown below.

Under Option B, the Death Benefit equals the greater of:

    o  the Specified Amount; or

    o the applicable corridor percentage of the Account Value as determined using the table of percentages shown below.

Under both options, we determine the Specified Amount and Account Value on the date of death of the Last Insured. The corridor percentage is 250% until the younger Insured attains Age 40 and declines after that as the younger Insured's Attained Age increases. If the younger Insured was the first to die, the corridor percentage will depend on the Attained Age that he or she would have been if still living. If the table of percentages currently in effect becomes inconsistent with any federal income tax laws and/or regulations, we reserve the right to change the table.

                           Table of Percentages of Account Value
    Younger                         Younger                         Younger
   Insured's       Corridor        Insured's       Corridor        Insured's       Corridor
 Attained Age     Percentage     Attained Age     Percentage     Attained Age     Percentage
--------------   ------------   --------------   ------------   --------------   -----------
    0-40            250%             54             157%             68             117%
      41            243%             55             150%             69             116%
      42            236%             56             146%             70             115%
      43            229%             57             142%             71             113%
      44            222%             58             138%             72             111%
      45            215%             59             134%             73             109%
      46            209%             60             130%             74             107%
      47            203%             61             128%           75-90            105%
      48            197%             62             126%             91             104%
      49            191%             63             124%             92             103%
      50            185%             64             122%             93             102%
      51            178%             65             120%             94+            101%
      52            171%             66             119%
      53            164%             67             118%

Under Option A, the Death Benefit will vary directly with the investment performance of the Account Value. Under Option B, the Death Benefit ordinarily will not change until the applicable percentage amount of the Account Value exceeds the Specified Amount or you change the Specified Amount.

CHANGING THE DEATH BENEFIT OPTION

You select the Death Benefit Option when you apply for the Policy. However, you may change the Option on your Policy at any time by writing to our Home Office. The effective date of the change will be the Monthly Anniversary Day after we receive the request for the change. We will send you revised Policy data pages reflecting the new Option and the effective date of the change. If you request a change from Option A to Option B, we will increase the Specified Amount by the Account Value on the effective date of the increase. If you request a change from Option B to Option A, we will decrease the Specified Amount after the change by the Account Value on the effective date of the change. A change in the Death Benefit Option will affect the cost of insurance charges.

CHANGING THE SPECIFIED AMOUNT

After a Policy has been in effect for one year, you may increase or decrease the Specified Amount. To make a change, you must send a written request and the Policy to our Home Office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which may change your cost of insurance. SEE Monthly Deduction and Cost of Insurance. Depending on the Account Value at the time of an increase in the Specified Amount and the amount of the increase requested, it may be advisable to change your periodic payments upon an increase in the Specified Amount.

Any change in the Specified Amount will affect the maximum premium limitation. If a decrease in the Specified Amount causes the premiums to exceed new lower limitations required by federal tax law, we will withdraw the excess from Account Value and refund it to you so that the Policy will continue to meet these requirements. We will withdraw the Account Value that we refund from each Investment Subdivision in the same proportion that the

Account Value in that Investment Subdivision bears to the total Account Value in all Investment Subdivisions under the Policy at the time of the withdrawal (I.E., on a pro-rata basis).

Any decrease in the Specified Amount will become effective on the Monthly Anniversary Day after the date we receive the request. The decrease will first apply to coverage provided by the most recent increase, then to the next most recent increases successively, then to the coverage under the original application. During the Continuation Period, we will not allow a decrease unless the Account Value less any Policy Debt is greater than the surrender charge. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy when we issued it. A decrease may cause us to assess a surrender charge.

While both Insureds are living, you may apply for an increase in Specified Amount by completing a supplemental application. You will have to submit evidence satisfactory to us that each Insured is insurable at the same or better rating class used when the Policy was issued. An increase in Specified Amount (other than as a result of a change from Death Benefit Option A to Death Benefit Option B) will subject you to additional surrender charges. SEE Surrender Charge. Any approved increase will become effective on the date shown in the supplemental Policy data page. Please note that an increase will not become effective if the Policy's Surrender Value is too low to cover the monthly deduction for the Policy Month following the increase.

If there is an increase in the Specified Amount, you will incur a monthly expense charge of up to $.20 per $1,000 of increase. We currently vary this charge based on the issue Age of each Insured, and we currently deduct this charge only during the first ten Policy Years following the increase. This charge will be included in the monthly deduction. SEE Monthly Deduction and Surrender Charge.

An increase in the Specified Amount will increase the Continuation Amounts.

A change in your Specified Amount may have federal tax consequences. SEE Tax Considerations.
--------------------------------------------------------------------------------
                       SURRENDERS AND PARTIAL SURRENDERS
--------------------------------------------------------------------------------
SURRENDERS

You may cancel and surrender your Policy at any time before the death of the Last Insured. The Policy will terminate on the Valuation Day we receive your request at our Home Office, and you will not be able to reinstate it.

We will pay you the Surrender Value in a lump sum unless you make other arrangements. You will incur a surrender charge if you surrender your Policy during the first 16 Policy Years or to the younger Insured's attained age 100 if earlier. A surrender may have adverse tax consequences. SEE Tax Considerations.

PARTIAL SURRENDERS

You may make partial surrenders under your Policy if you elected Option A. If you elected Option B, you only may make partial surrenders after the first Policy Year. The minimum partial surrender amount is $500. The maximum partial surrender amount is the lesser of: a) the

Surrender Value less $500; and b) the available loan amount (which is equal to 90% of the difference between Account Value and any surrender charges, minus any Policy Debt).

We will assess a processing fee for each partial surrender. SEE Partial Surrender Processing Fee. The amount of the partial surrender will equal the amount you requested to surrender plus the processing fee.

When you request a partial surrender, you can direct how we deduct the surrender from your Account Value. If you provide no directions, we will deduct the partial surrender proportionately from the Investment Subdivisions in which you are invested.

EFFECT OF PARTIAL SURRENDERS ON ACCOUNT VALUE AND DEATH PROCEEDS

A partial surrender will reduce both the Account Value and the Death Proceeds by the amount of the partial surrender.
--------------------------------------------------------------------------------
                                     LOANS
--------------------------------------------------------------------------------
GENERAL


You may borrow up to the following amount:

    o 90% of the difference between your Account Value at the end of the Valuation Period during which we received your loan request and any surrender charges on the date of the loan;

    o  less any outstanding Policy Debt.

You may request Policy loans by writing our Home Office.

When we make a loan, we transfer an amount equal to the loan proceeds from your Account Value in Separate Account II to our General Account and hold it as "collateral" for the loan. If you do not direct an allocation for this transfer, we will make it on a pro-rata basis from each Investment Subdivision in which you have invested. We will credit interest at an annual rate of at least 4% to the collateral, and we may credit interest at a higher rate on that portion of the collateral that includes Preferred Policy Debt (see below).

You may repay a loan in part or in full at any time during either Insured's life while your Policy is in effect. When you repay a loan, we transfer an amount equal to the repayment from our General Account to Separate Account II and allocate it as you directed when you repaid the loan. If you provide no directions, we will allocate the amount according to your standing instructions for Net Premium allocations.

PREFERRED POLICY DEBT

We will designate a portion of Policy loans taken or existing on or after the Preferred Loan Availability Date (as shown on the Policy data pages) as Preferred Policy Debt. In Policy Years 11 and later, Preferred Policy Debt will be at least as large as:

    o  the Account Value less any surrender charge that applies;

    o  minus the total premiums paid.

We redetermine the amount of Preferred Policy Debt each Policy Month. We reserve the right to change this practice in our sole discretion.

We currently credit interest at an annual rate of 6% to that portion of Account Value transferred to the General Account which equals Preferred Policy Debt. We reserve the right to change, at our sole discretion, the interest rate we credit to the amount of Account Value we transferred to the General Account. We guarantee that Preferred Policy Debt will earn at least a minimum annual interest rate of 4%.

INTEREST RATE CHARGED

We will charge interest daily on any outstanding Policy loan at an effective annual rate of 6%. Interest is due and payable at the end of each Policy Year while a Policy loan is outstanding. If, on any Policy Anniversary, you have not paid interest accrued since the last Policy Anniversary, we add the amount of the interest to the loan and this becomes part of your outstanding Policy Debt. We transfer the interest due from each Investment Subdivision on a pro-rata basis.

REPAYMENT OF POLICY DEBT

You may repay all or part of your Policy Debt at any time while either Insured is living and the Policy is in force. We will treat any payments by you other than planned periodic premiums first as the repayment of any outstanding Policy Debt. We will treat the portion of the payment in excess of any outstanding Policy Debt as an unscheduled premium payment. We will first apply any repayment to reduce the portion of Policy Debt that is not Preferred Policy Debt.

You must send loan repayments to our Home Office. We will credit the repayments as of the date we receive them. We do not treat a Policy loan repayment as a premium payment, and a loan repayment is not subject to the premium charge.

EFFECT OF POLICY LOANS

A Policy loan affects the Policy, because we reduce the Death Proceeds and Surrender Value under the Policy by the amount of any outstanding loan plus interest you owe on the loan. Repaying the loan causes the Death Proceeds and Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan as collateral. This amount is not affected by Separate Account II's investment performance. Amounts transferred from Separate Account II as collateral will affect the Account Value because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment performance of Separate Account II.

There are risks involved in taking a Policy loan, a few of which include the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding. SEE Tax Considerations.

We will notify you if the sum of your loans plus any interest you owe on the loans is more than the Account Value less applicable surrender charges, or if during the Continuation Period, the sum of your loans plus any interest you owe on the loans is more than the Account Value less any applicable surrender charges, and the Net Total Premium is less than the Continuation Amount. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may terminate.

--------------------------------------------------------------------------------
                                  TERMINATION
--------------------------------------------------------------------------------
PREMIUM TO PREVENT TERMINATION

Generally, if on a Monthly Anniversary Day, the Surrender Value of your Policy is too low to cover the monthly deduction, a Policy will be in default and a grace period will begin. In that case, we will mail you notice of the additional premium necessary to prevent your Policy from terminating. You will have a 61-day grace period from the date we mail the notice to make the required premium payment.

However, your Policy will not lapse during the Continuation Period, even if your Surrender Value is too low to cover the monthly deduction, so long as the Net Total Premium is at least equal to the Continuation Amount. At the end of the Continuation Period, you may, however, have to make an additional premium payment to keep the Policy in force.

YOUR POLICY WILL REMAIN IN EFFECT DURING THE GRACE PERIOD

If the death of the Last Insured occurs during the grace period before you pay the required premium, the Death Proceeds will still be payable to the Beneficiary, although we will reduce the amount of the Death Proceeds by the amount of premium that would have been required to keep the Policy in force. If you have not paid the required premium before the grace period ends, your Policy will terminate. It will have no value and no benefits will be payable. However, you may reinstate your policy under certain circumstances.

REINSTATEMENT

If you have not surrendered your Policy, you may reinstate your Policy within three years after termination, subject to compliance with certain conditions, including the payment of a necessary premium. You must also submit evidence of insurability satisfactory to us that each Insured is insurable at the same rating class used at Policy issue to determine the guaranteed maximum cost of insurance rate scale. SEE your Policy for further information.

Any termination and subsequent reinstatement of the Policy will reduce the Continuation Amounts.
--------------------------------------------------------------------------------
                      PAYMENTS AND TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------
REQUESTING PAYMENTS

You may send your written requests for payment to our Home Office or give them to one of our authorized agents. We will ordinarily pay any Death Proceeds, loan proceeds or surrender or partial surrender proceeds in a lump sum within seven days after receipt at our Home Office of all the documents required for such a payment. Other than the Death Proceeds, which we determine as of the date of death of the Last Insured, the amount we pay is as of the end of the Valuation Period during which our Home Office receives all required documents. We may pay your Death Proceeds in a lump sum or under an optional payment plan.
SEE Optional Payment Plans.

Any Death Proceeds that we pay in one lump sum will include interest from the date of death of the Last Insured to the date of payment. We will pay interest at a rate we set, or a rate set by law if greater. The minimum interest rate which we may pay is 2.5%. We will not pay interest beyond one year or any longer time set by law. We will reduce Death Proceeds by any outstanding Policy Debt and any due and unpaid charges and will increase Death Proceeds by any benefits added by rider.

We may delay making a payment or processing a transfer request if:

    o the disposal or valuation of Separate Account II's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or

    o the SEC by order permits postponement of payment to protect our Policy Owners.

We also may defer making payments attributable to a check that has not cleared the bank on which it is drawn.

TELEPHONE TRANSACTIONS

You may make certain requests under the Policy by telephone provided you sent written authorization to us at our Home Office. These include requests for transfers, changes in premium allocation designations, dollar-cost averaging changes and changes in the portfolio rebalancing program. Our Home Office will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. If we do not follow reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. However, if we follow reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.
--------------------------------------------------------------------------------
                              TAX CONSIDERATIONS
--------------------------------------------------------------------------------
FEDERAL TAX MATTERS

INTRODUCTION

This part of the Prospectus discusses the Federal income tax treatment of the Policy. The Federal income tax treatment of the Policy is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances.

THIS DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. It does not address all of the Federal income tax rules that may affect you and your Policy. This discussion also does not address Federal estate or gift tax consequences, or state or local tax consequences, associated with a Policy. As a result, you should always consult a tax advisor about the application of tax rules to your individual situation.

TAX STATUS OF THE POLICY

Federal income tax law generally grants favorable treatment to life insurance: the proceeds paid on the death of the Last Insured are excluded from the gross income of the Beneficiary, and the Owner is not taxed on increases in the Account Value unless amounts are distributed while the Insureds are alive. For this treatment to apply to your Policy, the premiums paid for your Policy must not exceed a limit established by the tax law. An increase or decrease in the Policy's Specified Amount may change this premium limit. Also, due to the coverage of more than one Insured under the Policy, there is some uncertainty about how this limit should be calculated. As a result, we may need to return a portion of your premiums (with earnings) and impose higher cost of insurance charges in the future.

We will monitor the premiums paid for your Policy to keep them within the tax law's limit. However, for your Policy to receive favorable tax treatment as life insurance, two other requirements must be met:

    o The investments of Separate Account II must be "adequately diversified" in accordance with Internal Revenue Service ("IRS") regulations; and

    o  your right to choose particular investments for a Policy must be limited.

INVESTMENTS IN SEPARATE ACCOUNT II MUST BE DIVERSIFIED: The IRS has issued regulations that prescribe standards for determining whether the investments of Separate Account II, including the assets of the Funds in which Separate Account II invests, are "adequately diversified." If Separate Account II fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Account Value over the premiums paid for the Policy.

Although we do not control the investments of all of the Funds (the Company only indirectly controls those of GE Investments Funds, Inc., through an affiliated company), we expect that the Funds will comply with the IRS regulations so that Separate Account II will be considered "adequately diversified."

RESTRICTIONS ON THE EXTENT TO WHICH YOU CAN DIRECT THE INVESTMENT OF ACCOUNT
VALUES: Federal income tax law limits your right to choose particular investments for the Policy. The U.S. Treasury Department stated in 1986 that it expected to issue guidance clarifying those limits, but it has not yet done so. Thus, the nature of the limits is currently uncertain. As a result, your right to allocate Account Values among the Funds may exceed those limits. If so, you would be treated as the owner of a portion of the assets of Separate Account II and thus subject to current taxation on the income and gains from those assets.


The Company does not know what limits may be set forth in any guidance that the Treasury Department may issue, or whether any such limits will apply to existing Policies. The Company therefore reserves the right to modify the Policy without your consent to attempt to prevent the tax law from considering you to own a portion of the assets of Separate Account II.

NO GUARANTEES REGARDING TAX TREATMENT: The Company makes no guarantees regarding the tax treatment of any Policy or of any transaction involving a Policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your Account Value until there is a distribution from your Policy.

TAX TREATMENT OF POLICIES -- GENERAL

DEATH PROCEEDS AND ACCOUNT VALUE INCREASES: A Policy's treatment as life insurance for Federal income tax purposes generally has the following results:

    o  Death Proceeds are excludable from the gross income of the Beneficiary.

    o You are not taxed on increases in the Account Value unless amounts are distributed from the Policy while the Insureds are alive.

    o The taxation of amounts distributed while the Insureds are alive depends upon whether your Policy is a "modified endowment contract." The term "modified endowment contract," or "MEC," is defined below.

PARTIAL AND FULL SURRENDERS AND MATURITY PROCEEDS: A partial surrender occurs when you receive less than the total amount of the Policy's Surrender Value; receipt of the entire Surrender Value is a full surrender. If your Policy is not a MEC, you will generally pay tax on the amount of a partial or full surrender only to the extent it exceeds your "investment in the contract." In a few states, a maturity value will be paid. Maturity proceeds will be taxable to the extent the amount received plus Policy Debt exceeds the investment in the contract. You will be taxed on this amount at ordinary income tax rates, not at lower capital gains tax rates. Your "investment in the contract" generally equals the total of the premiums paid for your Policy plus the amount of any loan that was includible in your income, reduced by any amounts you previously received from the Policy that you did not include in your income.

SPECIAL RULE FOR CERTAIN CASH DISTRIBUTIONS IN THE FIRST 15 POLICY YEARS: During the first 15 years after your Policy is issued, if we distribute cash to you and reduce the Death Benefit (E.G., by decreasing the Policy's Specified Amount) at the same time, you may be required to pay tax on all or part of the cash payment, even if it is less than your investment in the contract. This also may occur if we distribute cash to you up to two years before the proceeds are reduced, or if the cash payment is made in anticipation of the reduction. However, you will not be required to pay tax on more than the amount by which your Account Value exceeds your investment in the contract.

CONSIDERATIONS WHERE INSUREDS LIVE PAST AGE 100: If the Insureds survive beyond the end of the mortality table used to measure charges under the Policy, which ends at age 100, the IRS may seek to deny the tax-free treatment of the Death Proceeds and instead to tax you on the amount by which your Account Value exceeds your investment in the contract. Because in most states, the Policy continues to have insurance risk beyond age 100, for which we assess a cost of insurance charge, we believe that the proceeds will continue to be protected from taxation. Therefore, we have no current plans to withhold or report taxes in this situation.

LOANS: If your Policy is not a MEC, a loan received under a Policy (I.E., Policy
Debt) normally will be treated as your indebtedness. Hence, so long as the Policy remains in force, you will generally not be taxed on any part of a Policy loan. However, it is possible that you could have additional income for tax purposes if any of your Policy loan consists of Preferred Policy Debt. If your Policy terminates (by a full surrender or by a lapse) while the Insureds are alive, you will be taxed on the amount (if any) by which the Policy Debt plus any amount received in cash exceeds your investment in the contract.

Generally, interest paid on Policy Debt or other indebtedness related to the Policy will not be tax deductible, except in the case of certain indebtedness under a Policy covering a "key person." A tax advisor should be consulted before taking any Policy loan.

LOSS OF INTEREST DEDUCTION WHERE POLICIES ARE HELD BY OR FOR THE BENEFIT OF CORPORATIONS, TRUSTS, ETC.: If an entity (such as a corporation or a trust, not an individual) purchases a Policy or is the beneficiary of a Policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a Policy owned by an entity engaged in a trade or business which covers the life of only one individual who is:

    o  a 20% owner of the entity, or

    o  an officer, director, or employee of the trade or business,

at the time first covered by the Policy. This rule also does not apply to a Policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the Policy. Entities that are considering purchasing the Policy, or that will be Beneficiaries under a Policy, should consult a tax advisor.

OPTIONAL PAYMENT PLANS: If Death Proceeds under the Policy are paid under one of the optional payment plans, the Beneficiary will be taxed on a portion of each payment (at ordinary income tax rates). The Company will notify the Beneficiary annually of the taxable amount of each payment. However, if the Death Proceeds are held by the Company under Optional Payment Plan 4 (interest income), the Beneficiary will be taxed on the interest income as it is credited.

CHANGES AND EXCHANGES: The right to change Owners (see "Change of Owner") and changes reducing future amounts of Death Proceeds may have tax consequences depending upon the circumstances of each change. The exchange of one life insurance contract for another life insurance contract generally is not taxed (unless cash is distributed or a loan is reduced or forgiven). However, in the case of the Policy, the other life insurance contract involved in the exchange must also cover the same two Insureds. The excercise of a Policy Split Option Rider may result in the taxation of the Policy as if there were a full surrender.

SPECIAL RULES FOR MODIFIED ENDOWMENT CONTRACTS (MECS)

DEFINITION OF A "MODIFIED ENDOWMENT CONTRACT:" Special rules apply to a Policy classified as a MEC. A Policy will be classified as a MEC if either of the following is true:

    o If premiums are paid more rapidly than allowed by a "7-pay test" under the tax law. At your request, we will let you know the amount of premium that may be paid for your Policy in any year that will avoid MEC treatment under the 7-pay test.

    o  If the Policy is received in exchange for another policy that is a MEC.

Due to the coverage of more than one Insured under the Policy, there are special considerations in applying the 7-pay test. For example, a reduction in the Death Benefit at any time, such as may occur upon a partial surrender, may cause the Policy to be a MEC, resulting in the tax treatment described below applying. Also and more generally, the manner of applying the 7-pay test is somewhat uncertain in the case of contracts covering more than one Insured.

TAX TREATMENT OF MECS: If a Policy is classified as a MEC, the following special rules apply:

    o A partial surrender will be taxable to you to the extent that the Account Value exceeds your investment in the contract.

    o A loan from the Policy (together with any unpaid interest included in Policy Debt), and the amount of any assignment or pledge of the Policy, will be taxed in the same manner as a partial surrender.

    o A penalty tax of 10% will be imposed on the amount of any full or partial surrender, loan and unpaid loan interest included in Policy Debt, assignment, or pledge on which you must pay tax. However, the penalty tax does not apply to a distribution made:

     (1) after you attain age 59 1/2,

     (2) because you have become disabled, within the meaning of the tax law, or

     (3)in substantially equal periodic payments over your life or life expectancy (or over the joint lives or life expectancies of you and your beneficiary, within the meaning of the tax law).

SPECIAL RULES IF YOU OWN MORE THAN ONE MEC: All MECs that we (or any of our affiliates) issue to you within the same calendar year will be combined to determine the amount of any distribution from the Policy that will be taxable to you.

INTERPRETATIVE ISSUES: The tax law's rules relating to MECs are complex and open to considerable variation in interpretation. You should consult your tax advisor before making any decisions regarding changes in coverage under or distributions from your Policy.

INCOME TAX WITHHOLDING

We may be required to withhold and pay to the IRS a part of the taxable portion of each distribution made under a Policy. However, in many cases, the recipient may elect not to have any amounts withheld. You are responsible for payment of all taxes and early distribution penalties, regardless of whether you request that no taxes be withheld or if we do not withhold a sufficient amount of taxes. At the time you request a distribution from the Policy, we will send you forms that explain the withholding requirements.

TAX STATUS OF THE COMPANY

Under existing Federal income tax law, we do not expect to incur any Federal income tax liability on the income or gains in Separate Account II. Based upon this expectation, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we are required to pay taxes on some or all of the income and gains earned by Separate Account II, we may impose a charge for those taxes.

We may also incur state and local taxes, in addition to premium taxes for which a deduction from premiums is currently made. At present, these taxes are not significant. If there is a material change in state or local tax laws, we may impose a charge for any taxes attributable to Separate Account II.

CHANGES IN THE LAW AND OTHER CONSIDERATIONS

This discussion is based on our understanding of the Federal income tax law existing on the date of this Prospectus. Congress, the IRS, and the courts may modify these laws at any time, and may do so retroactively. Any person concerned about the tax implications of ownership of a Policy should consult a competent tax advisor.
--------------------------------------------------------------------------------
                           OTHER POLICY INFORMATION
--------------------------------------------------------------------------------
OPTIONAL PAYMENT PLANS

The Policy currently offers the following five optional payment plans as alternatives to the payment of Death Proceeds or Surrender Value in a lump sum:


PLAN 1 -- INCOME FOR A FIXED PERIOD. We will make equal periodic payments for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly, or monthly. If the payee dies before the end of the fixed period, we will discount the amount of the remaining guaranteed payments to the date of the payee's death at a yearly rate of 3%. We will pay the discounted amount in one sum to the payee's estate unless otherwise provided.

PLAN 2 -- LIFE INCOME. We will make equal monthly payments for a guaranteed minimum period. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be l0, l5, or 20 years. If the payee dies before the end of the guaranteed period, we will discount the amount of remaining payments for the minimum period at the same interest rate used to calculate the monthly income. We will pay the discounted amount in one sum to the payee's estate unless otherwise provided.

PLAN 3 -- INCOME OF A DEFINITE AMOUNT. We will make equal periodic payments of a definite amount. Payments can be annual, semi-annual, quarterly, or monthly. The amount paid each year must be at least $120 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. If the payee dies, we will pay the amount of the remaining proceeds with earned interest in one sum to the payee's estate unless otherwise provided.

PLAN 4 -- INTEREST INCOME. We will make periodic payments of interest earned from the proceeds left with us. Payments can be annual, semi-annual, quarterly or monthly and will begin at the end of the first period chosen. If the payee dies, we will pay the amount of remaining proceeds and any earned but unpaid interest in one sum to the payee's estate unless otherwise provided.

PLAN 5 -- JOINT LIFE AND SURVIVOR INCOME. We will make equal monthly payments to two payees for a guaranteed minimum of l0 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we will discount the amount of the remaining payments for the 10 year period at the same interest rate used to calculate the monthly income. We will pay the discounted amount in one sum to the survivor's estate unless otherwise provided.

You may select an optional payment plan during either Insured's life in your application or by writing our Home Office. We will transfer any amount left with us for payment under an optional payment plan to our General Account. Payments under an optional payment plan will not vary with the investment performance of Separate Account II because they are forms of fixed-benefit annuities. SEE Tax Treatment of Policies. Amounts allocated to an optional payment plan will earn interest at 3% compounded annually. Certain conditions and restrictions apply to payments received under an optional payment plan. For further information, please review your Policy or contact one of our authorized agents.

DIVIDENDS

The Policy is non-participating. We will not pay dividends on the Policy.

INCONTESTABILITY

The Policy limits our right to contest the Policy as issued, as increased, or as reinstated, except for material misstatements contained in the application, a supplemental application, or a reinstatement application, after it has been in force during the lifetimes of both Insureds for a minimum period, generally for two years from the Policy Date, effective date of the increase, or the date of reinstatement. We can only contest the Policy, an increase in Specified Amount, and/or a reinstatement of the Policy if a copy of the application was attached to the Policy when issued or delivered, or was made a part of the Policy when a change in coverage or Policy reinstatement went into effect. This provision does not apply to riders that provide disability benefits (subject to state exception).

SUICIDE EXCLUSION

If either Insured commits suicide while sane or insane within two years of the Policy Date (subject to state exception), we will limit the amount of proceeds we pay under the Policy to all premiums paid, less outstanding Policy Debt and less amounts paid upon partial surrender of the Policy.

If the first Insured to die commits suicide while sane or insane more than two years after the Policy Date but within two years after the effective date of an increase in the Specified Amount (subject to state exception), we will reduce the Specified Amount to the amount in effect before the increase. We will refund any monthly deductions made with respect to the increase in a lump sum to the Owner.

If the Last Insured commits suicide while sane or insane more than two years after the Policy Date and within two years after an increase in the Specified Amount became effective (subject to state exception), we will reduce the Specified Amount to the amount in effect before the increase. The amount payable with respect to the increase will equal the monthly deductions that were made for that increase. The amount payable will be treated as Death Proceeds and paid to the Beneficiary under the same conditions as the initial Specified Amount.

MISSTATEMENT OF AGE OR GENDER

We will adjust the Death Benefit if you misstated either Insured's Age or gender in your application.

WRITTEN NOTICE

You should send any written notice to us at our Home Office. The notice should include the Policy number and each Insured's full name. We will send any notice to the address shown in the application unless an appropriate address change form has been filed with us.

TRUSTEE

If you name a trustee as the Owner or Beneficiary of the Policy and the trustee subsequently exercises ownership rights or claims benefits thereunder, we will have no obligation to verify that a trust is in effect or that the trustee is acting within the scope of his or her authority. Payment of Policy benefits to the trustee will release us from all obligations under the Policy to the extent of the payment. When we make a payment to the trustee, we will have no obligation to ensure that such payment is applied according to the terms of the trust agreement.

OTHER CHANGES

At any time, we may make such changes in the Policy as are necessary to assure compliance at all times with the definition of life insurance prescribed by the Code.

Also, we may make changes:
    o to make the Policy, our operations, or the operation of Separate Account II conform with any law or regulation issued by any government agency to which they are subject; or

    o to reflect a change in the operation of Separate Account II, if allowed by the Policy.

Only the President or Vice President of GE Life & Annuity has the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. The President or a Vice President of GE Life & Annuity must sign all endorsements, amendments, or riders to be valid.

REPORTS

We maintain records and accounts of all transactions involving the Policy, Separate Account II and Policy Debt. Within 30 days after each Policy Anniversary, we will send you a report showing information about your Policy. The report will show:

    o  the Specified Amount;

    o  the Account Value in each Investment Subdivision;

    o  the Surrender Value;

    o  the Policy Debt; and

    o  the premiums paid and charges made during the Policy Year.

We also will send you an annual and a semi-annual report for each Fund underlying an Investment Subdivision to which you have allocated Account Value, as required by the 1940 Act. In addition, when you pay premiums (other than by pre-authorized checking account deduction), or if you take out a Policy loan, make transfers or make partial surrenders, you will receive a written confirmation of these transactions.

CHANGE OF OWNER

You may change the Owner of the Policy by sending a written request on a form satisfactory to us to our Home Office while either Insured is alive and the Policy is in force. The change will take effect the date you sign the written request, but the change will not affect any action we have taken before we receive the written request. A change of Owner does not change the Beneficiary designation.

SUPPLEMENTAL BENEFITS

We offer two additional benefit riders. We add the Policy Split Option Rider automatically to your Policy. This rider allows you to surrender this Policy in exchange for an individual policy on the life on one Insured or separate individual policies on the lives of each Insured. The maximum, amount of insurance available at the time the rider is exercised on either Insured is equal to one-half the base Policy Specified Amount. There is no additional charge for this rider, but we will require evidence of insurability when you exercise this option. SEE Tax Considerations. For further information about this rider, including information on the terms to which the exchange is subject, please see your Policy.

You may elect the Four Year Term Rider. This rider protects your estate from the IRS's "contemplation of death" rules. To avoid inclusion of Policy Death Proceeds, the Insureds cannot possess any incidence of ownership in the Policy (I.E., the Policy must be owned by a trust or other third party.) However, certain situations may call for the Insureds to initially own the Policy when estate planning documents are drawn. After ownership of the Policy has been relinquished, the Insureds must live three years for the Death Proceeds to avoid estate tax inclusion. The Four Year Term Rider provides an extra amount of insurance for the first four Policy Years to cover the additional estate tax triggered if the second death occurs within the first three years. We will pay the amount payable under the rider at the death of the Last Insured. You may only elect the Four Year Term Rider at the time we issue the Policy. There is an extra charge for this rider that will be included in your monthly deduction. SEE Tax Considerations. Please see your Policy for additional information.

Additional rules and limits apply to these supplemental benefits. Please ask your authorized GE Life & Annuity agent for further information or contact our Home Office.

USING THE POLICY AS COLLATERAL

You can assign the Policy as collateral security. You must notify us in writing if you assign the Policy. Any payments we made before the assignment will not be affected. We are not responsible for the validity of an assignment. An assignment may affect your rights and the rights of the Beneficiary.

REINSURANCE

We intend to reinsure a portion of the risks assumed under the Policies.

LEGAL PROCEEDINGS

GE Life & Annuity, like all other companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, GE Life & Annuity believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on it or Separate Account II.
--------------------------------------------------------------------------------
                            ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
SALE OF THE POLICIES

Our licensed life insurance agents sell the Policies. These agents are also registered representatives of Capital Brokerage Corporation, the principal underwriter of the Policies, or of broker-dealers who have entered into written sales agreements with the principal underwriter. (Capital Brokerage Corporation does business in Indiana, Minnesota, New Mexico, and Texas as GE Capital Brokerage Corporation.)

Capital Brokerage Corporation, a Washington corporation, located at 6630 W. Broad Street, Richmond, Virginia 23230, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Capital Brokerage Corporation also serves as principal underwriter for other variable life insurance and variable annuity policies we issue. However, Capital Brokerage Corporation has not retained any amounts for acting as principal underwriter of these other policies.

Our writing agents receive commissions based on a commission schedule and rules. First-year commissions depend on each Insured's Age, rating class, gender and the size of the Policy. In the first Policy Year, the agent will receive a commission of up to 85% of the maximum commissionable premium plus up to 4% of premiums paid in excess of the maximum commissionable premium. In renewal years, the agent receives up to 4% of the premiums paid.

We may pay a trail commission equal to an annual rate of .20% of Account Value after the fifth Policy Year.

Agents may also be eligible to receive certain bonuses and allowances, as well as retirement plan credits, based on commissions earned. Field management of the Company receives compensation which we may base in part on the level of agent commissions in their management units. Broker-dealers and their registered agents will receive first-year and subsequent year commissions equivalent to the total commissions and benefits received by the field management and writing agents of the Company. We do not deduct these commissions from premium payments or Account Value; we pay these commissions.

LEGAL MATTERS

The legal matters in connection with the Policy described in this Prospectus have been passed on by Patricia L. Dysart, Associate General Counsel and Assistant Vice President of GE Life & Annuity. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on matters relating to the federal securities laws.

YEAR 2000 READINESS DISCLOSURE

Like all financial services providers, we use computer systems that may be affected by Year 2000 date data processing issues and we rely on service providers, including banks, custodians, administrators, and investment managers that may also be affected. In addition, to the extent the Funds invest in securities of issuers located in foreign countries, the Funds may be affected not only in the United States, but also in foreign countries. (Please see the Funds' prospectuses for more information.) Therefore, we have been engaged in a process to evaluate and develop plans to have our computer systems and critical applications ready to process Year 2000 date data and to correct or replace systems and applications with Year 2000 issues. Moreover, we have confirmed that our service providers are also so engaged, and we are monitoring these other service providers (particularly those that are critical to our business) for emerging Year 2000 date data issues.

We have devoted, and will continue to devote, substantial resources to this effort. In 1998, we spent $2.4 million dollars on this effort, and we have budgeted an additional $1.8 million dollars on this effort in 1999. Remedial and other actions we have taken include inventorying our computer systems, applications and interfaces, assessing ways we might be impacted by Year 2000 issues, and developing a range of solutions specific to particular situations and implementing appropriate solutions. Most of the systems, applications and interfaces that were identified as having Year 2000 issues have already been replaced with different hardware or software or upgraded to new or other releases of software which is Year 2000 ready. We have also developed a business continuity plan and have completed testing the plan.

It is difficult to predict with precision whether the outcome of these efforts will be completely successful. However, as of the date of this Prospectus, we do not anticipate that you will experience negative effects on your investment, or on the services provided in connection therewith, as a result of the Company's Year 2000 transition implementation. We have completed our efforts with respect to our critical applications, and therefore we believe that our critical applications are substantially Year 2000 capable. With respect to our non-critical applications, our goal is to be substantially Year 2000 capable on or about the end of October 1999. However, there can be no assurance that our efforts will be totally successful, or that interaction with other service providers will not impair our ability to provide uninterrupted and complete services to you.

If we are not successful in our Year 2000 transition or implementation, or if interaction with our service providers is impaired, it is possible that we could encounter difficulty and/or delays in calculating unit values, redeeming units, delivering account statements and providing other information, communication and servicing to our policyholders. In light of our past and current efforts to address this issue, we do not consider the likelihood of this possibility to be very high.

EXPERTS

The consolidated balance sheets of The Life Insurance Company of Virginia, now known as GE Life and Annuity Assurance Company, and subsidiary as of December 31, 1998 and 1997, and the related consolidated statements of income and comprehensive income, shareholders' interest and cash flows for the years then ended, the nine month period ended December 31, 1996 and the preacquisition three month period ended March 31, 1996, and the statements of assets and liabilities of Life of Virginia Separate Account II, now known as GE Life & Annuity Separate Account II, as of December 31, 1998 and the related statements of operations and changes in net assets for each of the years or lesser periods in the three year period then ended have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein and upon the authority of such firm as experts in accounting and auditing. Unaudited financial statements for the six months as of and ended June 30, 1999 for both GE Life and Annuity Assurance Company and GE Life & Annuity Separate Account II have also been included herein.

The report of KPMG LLP dated January 22, 1999 with respect to the consolidated financial statements of The Life Insurance Company of Virginia, now known as GE Life and Annuity Assurance Company and subsidiary, contains an explanatory paragraph that states that effective April 1, 1996, General Electric Capital Corporation acquired all of the outstanding stock of The Life Insurance Company of Virginia in a business combination accounted for as a purchase. As a result of the acquisition, the consolidated financial information for the periods after the acquisition is presented on a different cost basis than that for the periods before the acquisition and, therefore, is not comparable.

ACTUARIAL MATTERS

Actuarial matters included in this Prospectus have been examined by George E. Hirko, an actuary of GE Life & Annuity, whose opinion we filed as an exhibit to the registration statement.

FINANCIAL STATEMENTS

You should distinguish the consolidated financial statements of Life of Virginia, now GE Life & Annuity, and subsidiary included in this prospectus from the financial statements of Separate Account II. Please consider the financial statements of Life of Virginia (now GE Life & Annuity) only as bearing on our ability to meet our obligations under the Policies. You should not consider the financial statements of Life of Virginia (now GE Life & Annuity) and subsidiary as affecting the investment performance of the assets held in Separate Account II.

EXECUTIVE OFFICERS AND DIRECTORS

We are managed by a board of directors. The following table sets forth the name, address and principal occupations during the past five years of each of our executive officers and directors.



   NAME AND POSITION(S)
 WITH GE LIFE & ANNUITY*                           PRINCIPAL OCCUPATIONS LAST FIVE YEARS
-------------------------   -----------------------------------------------------------------------------------
Ronald V. Dolan             Director, Chairman of the Board, GE Life &
                            Annuity since 1997; President and Chief Executive
                            Officer of First Colony Life Insurance Company
                            1992-1997.

Pamela S. Schutz            President, GE Life & Annuity since 5/98;
                            President of The Harvest Life Insurance Company
                            9/97-12/98; President, GE Capital Realty Group
                            2/78-5/97.

Selwyn L. Flournoy, Jr.     Director, GE Life & Annuity since 5/89; Senior Vice President, GE Life & Annuity, since 1980; Chief Financial Officer 1980-1998.

Robert D. Chinn             Director, GE Life & Annuity, since 1997;
                            Senior Vice President Agency, GE Life & Annuity,
                            since 1/92.

Leon E. Roday               Senior Vice President & Director, GE Life & Annuity since 6/99;Senior Vice
                            President & Director, GE Financial Assurance since 1996. LeBoeuf, Lamb, Greene
                            & MacRae, L.L.P. 1982-1996.

Geoffrey S. Stiff           Senior Vice President, GE Life & Annuity,
                            since 3/99; Director, GE Life & Annuity, since 5/96;
                            Vice President, GE Life & Annuity 5/96-3/99;
                            Director of GNA since April, 1994; Senior Vice
                            President, Chief Financial Officer and Treasurer of
                            GNA since May, 1993; Senior Vice President,
                            Controller and Treasurer of GNA Investors Trust
                            since 1993.

Donita M. King              Senior Vice President, General Counsel and Secretary, GE Life & Annuity since
                            3/99, Assistant General Counsel, Prudential Insurance Company of America,
                             3/89-3/99.

Richard P. McKenney         Manager of Finance since 10/96, GE
                            Financial Assurance/GE Life and Annuity Assurance
                            Company; Chief Financial Officer since 10/98; GE
                            Capital Audit Staff Manager, 8/95-10/96; GE
                            Corporate Audit Staff, 7/93-8/95.

Jerry G. Overman            Treasurer, GE Life and Annuity Assurance Company since 1979.

Kelly L. Groh               Vice President and Controller/Sr. Finance Analyst, GE Life and Annuity Assurance
                            Company since 3/96; Staff Accountant, Price Waterhouse, 9/90-3/96.

----------
* Prior to 1999, GE Life & Annuity was known as Life of Virginia.

The principal business address of each person listed, unless otherwise indicated, is GE Life and Annuity Assurance Company, 6610 W. Broad Street, Richmond, Virginia 23230.

The principal business address for Mr. Dolan is First Colony Life Insurance Company, 700 Main Street, Post Office 1280, Lynchburg, VA 24505-1280.

OTHER INFORMATION

We have filed a Registration Statement with the SEC, under the Securities Act of 1933 as amended, for the Policies being offered here. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about Separate Account II, the Company, and the Policies offered. Statements in this Prospectus about the content of Policies and other legal instruments are summaries. For the complete text of those Policies and instruments, please refer to those documents as filed with the SEC and available on the SEC's website at http://www.sec gov.

--------------------------------------------------------------------------------
                          HYPOTHETICAL ILLUSTRATIONS
--------------------------------------------------------------------------------
To show you how the Policy works, we have included some hypothetical illustrations for a Policy issued to a male Insured, age 55, and a female Insured, age 55. These illustrations show how Account Values, Surrender Values, and death benefits under the two Death Benefit options available under a Policy vary over time assuming the following:

    o The initial and planned premium of each illustration are allocated completely to Separate Account II and remain there over the entire period;


    o The Insureds both qualify for the Preferred No Nicotine Use classification;

    o  There are no withdrawals and no supplemental benefits;

    o  There is no Policy Debt; and

    o The portfolios earn gross (that is, before deductions for investment management fees and other operating expenses of the portfolios) annual rates of return of 0%, 6%, and 12%.

It is important to understand that the illustrations assume a level rate of return for all years. The values of your Policy would be different from those shown if the hypothetical returns averaged 0%, 6%, or 12% but fluctuated over and under those averages for the years shown.

The illustrations reflect an average annual charge of 0.78% of the average daily net assets of the portfolios for investment management fees and other operating expenses. We calculated these fees based on an average of the expense ratios of each of the portfolios (in some cases, we estimated those fees) for the latest year of operations. The average daily charge for the portfolio expenses reflects voluntary expense agreements between certain of the portfolios and their investment managers. These expense agreements could terminate at any time. SEE "Portfolio Annual Expense Table." If these agreements terminate, the values shown on the following pages would be less.

The illustrations reflect a premium charge, the .70% mortality and expense risk charge to Separate Account II, and the monthly deduction. The monthly deduction is taken from the policy Account Value each month. The monthly deduction illustrated consists of the cost of insurance charge, the policy charge of $5, and an expense charge of up to $0.20 per $1,000 of initial Specified Amount. Our current charges and the maximum charges we have a contractual right to charge are reflected in separate illustrations on the following pages. SEE "Charges and Deductions." After deduction of estimated portfolio expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return for the Investment Subdivisions of -1.48%, 4.52% and 10.52%, respectively.

All of the illustrations reflect the fact that no charges for Federal or state income taxes are currently made against Separate Account II. To produce after tax returns of 0%, 6%, or 12% if we were to make such charges in the future, Separate Account II would have to earn a sufficient amount in excess of 0%, 6%, or 12% to cover any tax charges. The Surrender Values shown in the illustrations reflect the fact that we deduct a Surrender Charge for the first 16 Policy Years (and for 16 Policy Years after you increase the Specified Amount). SEE "Charges and Deductions."

Each illustration also has a column labeled "Premiums Accumulated at 5% Interest Per Year." This column shows the amount that would accumulate if the premium payments were invested to earn interest, after taxes, of 5% per year, compounded annually.

Upon request, we will furnish you a personalized illustration based upon the proposed Insureds' circumstances. Such illustrations will reflect the current cost of insurance charges and the guaranteed maximum cost of insurance charges, and may assume different hypothetical rates of return than those shown in the following illustrations.

The investment rates of return we have chosen to use in the illustrations are hypothetical only, and you should understand that they do not represent actual past or future rates of return. The actual rates of return under a Policy may be more or less than the hypothetical rates of return in the illustrations.

FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE

Male Issue Age 55 Preferred No Nicotine Use       Initial Specified Amount           $250,000
Female Issue Age 55 Preferred No Nicotine Use     Initial Premium and Planned
Death Benefit Option A                            Premium (Payable Annually) (1)     $  5,100


                          0% ASSUMED HYPOTHETICAL         6% ASSUMED HYPOTHETICAL        12% ASSUMED HYPOTHETICAL
                          GROSS ANNUAL INVESTMENT         GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT
           PREMIUMS         RETURN WITH MAXIMUM             RETURN WITH MAXIMUM            RETURN WITH MAXIMUM
   END    ACCUMULATED         CHARGES (2)(3)                  CHARGES (2)(3)                  CHARGES (2)(3)
   OF        AT 5%    ------------------------------- ------------------------------- ------------------------------
 POLICY    INTEREST    SURRENDER   ACCOUNT    DEATH    SURRENDER   ACCOUNT    DEATH    SURRENDER   ACCOUNT    DEATH
  YEAR     PER YEAR      VALUE      VALUE    BENEFIT     VALUE      VALUE    BENEFIT     VALUE      VALUE    BENEFIT
-------- ------------ ----------- --------- --------- ----------- --------- --------- ----------- --------- --------
1             5,355           0     3,956    253,956          0      4,216   254,216          0      4,476  254,476
2            10,978       1,826     7,826    257,826      2,594      8,594   258,594      3,393      9,393  259,393
3            16,882       5,604    11,604    261,604      7,134     13,134   263,134      8,792     14,792  264,792
4            23,081       9,286    15,286    265,286     11,838     17,838   267,838     14,715     20,715  270,715
5            29,590      12,864    18,864    268,864     16,703     22,703   272,703     21,208     27,208  277,208
6            36,424      16,329    22,329    272,329     21,726     27,726   277,726     28,321     34,321  284,321
7            43,600      20,270    25,670    275,670     27,502     32,902   282,902     36,705     42,105  292,105
8            51,135      24,072    28,872    278,872     33,418     38,218   288,218     45,811     50,611  300,611
9            59,047      27,712    31,912    281,912     39,457     43,657   293,657     55,692     59,892  309,892
10           67,355      31,166    34,766    284,766     45,596     49,196   299,196     66,398     69,998  319,998
15          115,553      44,590    45,190    295,190     76,702     77,302   327,302    134,333    134,933  384,933
20          177,068      44,518    44,518    294,518    100,578    100,578   350,578    228,611    228,611  478,611
25          255,579      19,099    19,099    269,099    101,288    101,288   351,288    350,824    350,824  600,824
30          355,780           *         *          *     45,677     45,677   295,677    488,104    488,104  738,104
35          483,665           *         *          *          *          *         *    594,323    594,323  844,323

* Premium in addition to the planned premium is required to keep the policy in effect.

(1) The values illustrated assume that the planned premium of $5,100 is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no Policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Account Value.

(3) The values and benefits are shown using the maximum expense charges and cost of insurance rates allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.

We emphasize that the assumed gross annual investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be viewed as a representation of past or future investment rates of return.

Actual gross annual rates of return may be more or less than those shown and will depend on a number of factors, including investment allocations made to the investment subdivisions. The gross hypothetical investment rates of return of 0%, 6%, and 12% shown above correspond to net annual rates of -1.48%, 4.52%, and 10.52%. The Surrender Values, Account Values, and Death Benefit for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6%, and 12% over a period of years, but varied above or below that average for individual policy years during the period. They would also be different if you take a loan or withdrawal during the period of time illustrated. No representation can be made that those assumed gross annual rates of return can be achieved for any one year or sustained over any period of time.

FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE

Male Issue Age 55 Preferred No Nicotine Use       Initial Specified Amount           $250,000
Female Issue Age 55 Preferred No Nicotine Use     Initial Premium and Planned
Death Benefit Option A                            Premium (Payable Annually) (1)     $  5,100

                          0% ASSUMED HYPOTHETICAL         6% ASSUMED HYPOTHETICAL           12% ASSUMED HYPOTHETICAL
                          GROSS ANNUAL INVESTMENT         GROSS ANNUAL INVESTMENT            GROSS ANNUAL INVESTMENT
           PREMIUMS         RETURN WITH CURRENT             RETURN WITH CURRENT                RETURN WITH CURRENT
   END    ACCUMULATED         CHARGES (2)(3)                  CHARGES (2)(3)                     CHARGES (2)(3)
   OF        AT 5%    ------------------------------- ------------------------------- -------------------------------------
 POLICY    INTEREST    SURRENDER   ACCOUNT    DEATH    SURRENDER   ACCOUNT    DEATH    SURRENDER     ACCOUNT       DEATH
  YEAR     PER YEAR      VALUE      VALUE    BENEFIT     VALUE      VALUE    BENEFIT     VALUE        VALUE       BENEFIT
-------- ------------ ----------- --------- --------- ----------- --------- --------- ----------- ------------ ------------
1             5,355           0     4,427   254,427           0      4,704  254,704            0       4,981      254,981
2            10,978       2,779     8,779   258,779       3,612      9,612  259,612        4,478      10,478      260,478
3            16,882       7,057    13,057   263,057       8,731     14,731  264,731       10,541      16,541      266,541
4            23,081      11,260    17,260   267,260      14,069     20,069  270,069       17,230      23,230      273,230
5            29,590      15,386    21,386   271,386      19,633     25,633  275,633       24,607      30,607      280,607
6            36,424      19,432    25,432   275,432      25,429     31,429  281,429       32,740      38,740      288,740
7            43,600      23,997    29,397   279,397      32,066     37,466  287,466       42,306      47,706      297,706
8            51,135      28,476    33,276   283,276      38,947     43,747  293,747       52,786      57,586      307,586
9            59,047      32,864    37,064   287,064      46,077     50,277  300,277       64,270      68,470      318,470
10           67,355      37,153    40,753   290,753      53,459     57,059  307,059       76,853      80,453      330,453
15          115,553      57,527    58,127   308,127      94,999     95,599  345,599      161,325     161,925      411,925
20          177,068      70,659    70,659   320,659     139,580    139,580  389,580      291,614     291,614      541,614
25          255,579      73,773    73,773   323,773     184,712    184,712  434,712      494,390     494,390      744,390
30          355,780      60,091    60,091   310,091     222,058    222,058  472,058      807,232     807,232    1,057,232
35          483,665      17,888    17,888   267,888     234,755    234,755  484,755    1,284,690   1,284,690    1,534,690

(1) The values illustrated assume that the planned premium of $5,100 is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no Policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Account Value.

(3) The values and benefits are shown using the expense charges and cost of insurance rates currently in effect. Although GE Life & Annuity anticipates deducting these charges for the forseeable future, these charges are not guaranteed and could be raised at the discretion of GE Life & Annuity. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

We emphasize that the assumed gross annual investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be viewed as a representation of past or future investment rates of return.

Actual gross annual rates of return may be more or less than those shown and will depend on a number of factors, including investment allocations made to the investment subdivisions. The gross hypothetical investment rates of return of 0%, 6%, and 12% shown above correspond to net annual rates of -1.48%, 4.52%, and 10.52%. The Surrender Values, Account Values, and Death Benefit for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6%, and 12% over a period of years, but varied above or below that average for individual policy years during the period. They would also be different if you take a loan or withdrawal during the period of time illustrated. No representation can be made that those assumed gross annual rates of return can be achieved for any one year or sustained over any period of time.

FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE

Male Issue Age 55 Preferred No Nicotine Use       Initial Specified Amount           $250,000
Female Issue Age 55 Preferred No Nicotine Use     Initial Premium and Planned
Death Benefit Option B                            Premium (Payable Annually) (1)     $  3,800

                          0% ASSUMED HYPOTHETICAL         6% ASSUMED HYPOTHETICAL        12% ASSUMED HYPOTHETICAL
                          GROSS ANNUAL INVESTMENT         GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT
           PREMIUMS         RETURN WITH MAXIMUM             RETURN WITH MAXIMUM            RETURN WITH MAXIMUM
   END    ACCUMULATED         CHARGES (2)(3)                  CHARGES (2)(3)                  CHARGES (2)(3)
   OF        AT 5%    ------------------------------- ------------------------------- ------------------------------
 POLICY    INTEREST    SURRENDER   ACCOUNT    DEATH    SURRENDER   ACCOUNT    DEATH    SURRENDER   ACCOUNT    DEATH
  YEAR     PER YEAR      VALUE      VALUE    BENEFIT     VALUE      VALUE    BENEFIT     VALUE      VALUE    BENEFIT
-------- ------------ ----------- --------- --------- ----------- --------- --------- ----------- --------- --------
1             3,990           0     2,778    250,000          0     2,966    250,000          0      3,154  250,000
2             8,180           0     5,488    250,000         38     6,038    250,000        612      6,612  250,000
3            12,578       2,125     8,125    250,000      3,216     9,216    250,000      4,399     10,399  250,000
4            17,197       4,685    10,685    250,000      6,498    12,498    250,000      8,545     14,545  250,000
5            22,047       7,162    13,162    250,000      9,883    15,883    250,000     13,080     19,080  250,000
6            27,140       9,547    15,547    250,000     13,366    19,366    250,000     18,038     24,038  250,000
7            32,487      12,432    17,832    250,000     17,541    22,941    250,000     24,054     29,454  250,000
8            38,101      15,203    20,003    250,000     21,799    26,599    250,000     30,564     35,364  250,000
9            43,996      17,842    22,042    250,000     26,125    30,325    250,000     37,604     41,804  250,000
10           50,186      20,327    23,927    250,000     30,501    34,101    250,000     45,214     48,814  250,000
15           86,098      29,567    30,167    250,000     52,370    52,970    250,000     93,644     94,244  250,000
20          131,933      26,941    26,941    250,000     68,232    68,232    250,000    164,635    164,635  250,000
25          190,431           *         *          *     67,699    67,699    250,000    283,364    283,364  297,532
30          265,091           *         *          *     17,640    17,640    250,000    478,408    478,408  502,328
35          360,378           *         *          *          *         *          *    780,559    780,559  819,587

* Premium in addition to the planned premium is required to keep the policy in effect.

(1) The values illustrated assume that the planned premium of $3,800 is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no Policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Account Value.

(3) The values and benefits are shown using the maximum expense charges and cost of insurance rates allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.

We emphasize that the assumed gross annual investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be viewed as a representation of past or future investment rates of return.

Actual gross annual rates of return may be more or less than those shown and will depend on a number of factors, including investment allocations made to the investment subdivisions. The gross hypothetical investment rates of return of 0%, 6%, and 12% shown above correspond to net annual rates of -1.48%, 4.52%, and 10.52%. The Surrender Values, Account Values, and Death Benefit for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6%, and 12% over a period of years, but varied above or below that average for individual policy years during the period. They would also be different if you take a loan or withdrawal during the period of time illustrated. No representation can be made that those assumed gross annual rates of return can be achieved for any one year or sustained over any period of time.

FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE

Male Issue Age 55 Preferred No Nicotine Use       Initial Specified Amount           $250,000
Female Issue Age 55 Preferred No Nicotine Use     Initial Premium and Planned
Death Benefit Option B                            Premium (Payable Annually) (1)     $  3,800

                          0% ASSUMED HYPOTHETICAL         6% ASSUMED HYPOTHETICAL           12% ASSUMED HYPOTHETICAL
                          GROSS ANNUAL INVESTMENT         GROSS ANNUAL INVESTMENT            GROSS ANNUAL INVESTMENT
           PREMIUMS         RETURN WITH CURRENT             RETURN WITH CURRENT                RETURN WITH CURRENT
   END    ACCUMULATED         CHARGES (2)(3)                  CHARGES (2)(3)                     CHARGES (2)(3)
   OF        AT 5%    ------------------------------- ------------------------------- -------------------------------------
 POLICY    INTEREST    SURRENDER   ACCOUNT    DEATH    SURRENDER   ACCOUNT    DEATH    SURRENDER     ACCOUNT       DEATH
  YEAR     PER YEAR      VALUE      VALUE    BENEFIT     VALUE      VALUE    BENEFIT     VALUE        VALUE       BENEFIT
-------- ------------ ----------- --------- --------- ----------- --------- --------- ----------- ------------ ------------
1             3,990           0     3,229   250,000           0      3,433  250,000            0       3,638      250,000
2             8,180         402     6,402   250,000       1,014      7,014  250,000        1,650       7,650      250,000
3            12,578       3,519     9,519   250,000       4,746     10,746  250,000        6,074      12,074      250,000
4            17,197       6,578    12,578   250,000       8,635     14,635  250,000       10,952      16,952      250,000
5            22,047       9,579    15,579   250,000      12,687     18,687  250,000       16,329      22,329      250,000
6            27,140      12,519    18,519   250,000      16,906     22,906  250,000       22,256      28,256      250,000
7            32,487      15,996    21,396   250,000      21,896     27,296  250,000       29,388      34,788      250,000
8            38,101      19,407    24,207   250,000      27,062     31,862  250,000       37,185      41,985      250,000
9            43,996      22,748    26,948   250,000      32,407     36,607  250,000       45,715      49,915      250,000
10           50,186      26,013    29,613   250,000      37,933     41,533  250,000       55,048      58,648      250,000
15           86,098      41,720    42,320   250,000      69,270     69,870  250,000      118,114     118,714      250,000
20          131,933      51,331    51,331   250,000     102,902    102,902  250,000      217,139     217,139      250,000
25          190,431      53,175    53,175   250,000     140,157    140,157  250,000      380,741     380,741      399,778
30          265,091      41,345    41,345   250,000     182,747    182,747  250,000      647,810     647,810      680,201
35          360,378         536       536   250,000     237,442    237,442  250,000    1,079,427   1,079,427    1,133,398

(1) The values illustrated assume that the planned premium of $3,800 is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no Policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Account Value.

(3) The values and benefits are shown using the expense charges and cost of insurance rates currently in effect. Although GE Life & Annuity anticipates deducting these charges for the forseeable future, these charges are not guaranteed and could be raised at the discretion of GE Life & Annuity. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

We emphasize that the assumed gross annual investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be viewed as a representation of past or future investment rates of return.

Actual gross annual rates of return may be more or less than those shown and will depend on a number of factors, including investment allocations made to the investment subdivisions. The gross hypothetical investment rates of return of 0%, 6%, and 12% shown above correspond to net annual rates of -1.48%, 4.52%, and 10.52%. The Surrender Values, Account Values, and Death Benefit for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6%, and 12% over a period of years, but varied above or below that average for individual policy years during the period. They would also be different if you take a loan or withdrawal during the period of time illustrated. No representation can be made that those assumed gross annual rates of return can be achieved for any one year or sustained over any period of time.

FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE

Male Issue Age 55 Preferred No Nicotine Use       Initial Specified Amount           $1,000,000
Female Issue Age 55 Preferred No Nicotine Use     Initial Premium and Planned
Death Benefit Option A                            Premium (Payable Annually) (1)     $   19,400

                           0% ASSUMED HYPOTHETICAL           6% ASSUMED HYPOTHETICAL           12% ASSUMED HYPOTHETICAL
                           GROSS ANNUAL INVESTMENT           GROSS ANNUAL INVESTMENT            GROSS ANNUAL INVESTMENT
           PREMIUMS          RETURN WITH MAXIMUM               RETURN WITH MAXIMUM                RETURN WITH MAXIMUM
   END    ACCUMULATED          CHARGES (2)(3)                    CHARGES (2)(3)                     CHARGES (2)(3)
   OF        AT 5%    --------------------------------- --------------------------------- -----------------------------------
 POLICY    INTEREST    SURRENDER   ACCOUNT     DEATH     SURRENDER   ACCOUNT     DEATH     SURRENDER     ACCOUNT      DEATH
  YEAR     PER YEAR      VALUE      VALUE     BENEFIT      VALUE      VALUE     BENEFIT      VALUE        VALUE      BENEFIT
-------- ------------ ----------- --------- ----------- ----------- --------- ----------- ----------- ------------ ----------
1            20,370           0     15,670   1,015,670          0     16,694   1,016,694           0      17,720   1,017,720
2            41,759       6,997     30,997   1,030,997     10,029     34,029   1,034,029      13,187      37,187   1,037,187
3            64,216      21,961     45,961   1,045,961     28,007     52,007   1,052,007      34,557      58,557   1,058,557
4            87,797      36,540     60,540   1,060,540     46,628     70,628   1,070,628      58,001      82,001   1,082,001
5           112,557      50,706     74,706   1,074,706     65,887     89,887   1,089,887      83,701     107,701   1,107,701
6           138,555      64,423     88,423   1,088,423     85,770    109,770   1,109,770     111,850     135,850   1,135,850
7           165,853      80,047    101,647   1,101,647    108,651    130,251   1,130,251     145,051     166,651   1,166,651
8           194,515      95,113    114,313   1,114,313    132,085    151,285   1,151,285     181,107     200,307   1,200,307
9           224,611     109,538    126,338   1,126,338    156,001    172,801   1,172,801     220,221     237,021   1,237,021
10          256,212     123,219    137,619   1,137,619    180,306    194,706   1,194,706     262,596     276,996   1,276,996
15          439,555     176,270    178,670   1,178,670    303,292    305,692   1,305,692     531,257     533,657   1,533,657
20          673,553     175,381    175,381   1,175,381    397,000    397,000   1,397,000     903,291     903,291   1,903,291
25          972,201      73,148     73,148   1,073,148    397,598    397,598   1,397,598   1,383,764   1,383,764   2,383,764
30        1,353,359           *          *           *    172,348    172,348   1,172,348   1,919,036   1,919,036   2,919,036
35        1,839,825           *          *           *          *          *           *   2,320,984   2,320,984   3,320,984

* Premium in addition to the planned premium is required to keep the policy in effect.

(1) The values illustrated assume that the planned premium of $19,400 is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no Policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Account Value.

(3) The values and benefits are shown using the maximum expense charges and cost of insurance rates allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.

We emphasize that the assumed gross annual investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be viewed as a representation of past or future investment rates of return.

Actual gross annual rates of return may be more or less than those shown and will depend on a number of factors, including investment allocations made to the investment subdivisions. The gross hypothetical investment rates of return of 0%, 6%, and 12% shown above correspond to net annual rates of -1.48%, 4.52%, and 10.52%. The Surrender Values, Account Values, and Death Benefit for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6%, and 12% over a period of years, but varied above or below that average for individual policy years during the period. They would also be different if you take a loan or withdrawal during the period of time illustrated. No representation can be made that those assumed gross annual rates of return can be achieved for any one year or sustained over any period of time.

FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE

Male Issue Age 55 Preferred No Nicotine Use       Initial Specified Amount           $1,000,000
Female Issue Age 55 Preferred No Nicotine Use     Initial Premium and Planned
Death Benefit Option A                            Premium (Payable Annually) (1)     $   19,400


                           0% ASSUMED HYPOTHETICAL           6% ASSUMED HYPOTHETICAL           12% ASSUMED HYPOTHETICAL
                           GROSS ANNUAL INVESTMENT           GROSS ANNUAL INVESTMENT            GROSS ANNUAL INVESTMENT
           PREMIUMS          RETURN WITH CURRENT               RETURN WITH CURRENT                RETURN WITH CURRENT
   END    ACCUMULATED          CHARGES (2)(3)                    CHARGES (2)(3)                     CHARGES (2)(3)
   OF        AT 5%    --------------------------------- --------------------------------- -----------------------------------
 POLICY    INTEREST    SURRENDER   ACCOUNT     DEATH     SURRENDER   ACCOUNT     DEATH     SURRENDER     ACCOUNT      DEATH
  YEAR     PER YEAR      VALUE      VALUE     BENEFIT      VALUE      VALUE     BENEFIT      VALUE        VALUE      BENEFIT
-------- ------------ ----------- --------- ----------- ----------- --------- ----------- ----------- ------------ ----------
1            20,370           0     17,537  1,017,537           0     18,631  1,018,631            0      19,725   1,019,725
2            41,759      10,781     34,781  1,034,781      14,069     38,069  1,038,069       17,490      41,490   1,041,490
3            64,216      27,730     51,730  1,051,730      34,344     58,344  1,058,344       41,500      65,500   1,065,500
4            87,797      44,378     68,378  1,068,378      55,485     79,485  1,079,485       67,985      91,985   1,091,985
5           112,557      60,721     84,721  1,084,721      77,520    101,520  1,101,520       97,192     121,192   1,121,192
6           138,555      76,750    100,750  1,100,750     100,477    124,477  1,124,477      129,396     153,396   1,153,396
7           165,853      94,854    116,454  1,116,454     126,782    148,382  1,148,382      167,295     188,895   1,188,895
8           194,515     112,619    131,819  1,131,819     154,056    173,256  1,173,256      208,814     228,014   1,228,014
9           224,611     130,019    146,819  1,146,819     182,313    199,113  1,199,113      254,303     271,103   1,271,103
10          256,212     147,029    161,429  1,161,429     211,565    225,965  1,225,965      304,144     318,544   1,318,544
15          439,555     227,817    230,217  1,230,217     376,152    378,552  1,378,552      638,676     641,076   1,641,076
20          673,553     279,686    279,686  1,279,686     552,515    552,515  1,552,515    1,154,300   1,154,300   2,154,300
25          972,201     291,535    291,535  1,291,535     730,596    730,596  1,730,596    1,956,275   1,956,275   2,956,275
30        1,353,359     236,237    236,237  1,236,237     876,924    876,924  1,876,924    3,192,582   3,192,582   4,192,582
35        1,839,825      66,898     66,898  1,066,898     923,893    923,893  1,923,893    5,077,544   5,077,544   6,077,544

(1) The values illustrated assume that the planned premium of $19,400 is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no Policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Account Value.

(3) The values and benefits are shown using the expense charges and cost of insurance rates currently in effect. Although GE Life & Annuity anticipates deducting these charges for the forseeable future, these charges are not guaranteed and could be raised at the discretion of GE Life & Annuity. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

We emphasize that the assumed gross annual investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be viewed as a representation of past or future investment rates of return.

Actual gross annual rates of return may be more or less than those shown and will depend on a number of factors, including investment allocations made to the investment subdivisions. The gross hypothetical investment rates of return of 0%, 6%, and 12% shown above correspond to net annual rates of -1.48%, 4.52%, and 10.52%. The Surrender Values, Account Values, and Death Benefit for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6%, and 12% over a period of years, but varied above or below that average for individual policy years during the period. They would also be different if you take a loan or withdrawal during the period of time illustrated. No representation can be made that those assumed gross annual rates of return can be achieved for any one year or sustained over any period of time.

FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE

Male Issue Age 55 Preferred No Nicotine Use       Initial Specified Amount           $1,000,000
Female Issue Age 55 Preferred No Nicotine Use     Initial Premium and Planned
Death Benefit Option B                            Premium (Payable Annually) (1)     $   14,600

                           0% ASSUMED HYPOTHETICAL           6% ASSUMED HYPOTHETICAL           12% ASSUMED HYPOTHETICAL
                           GROSS ANNUAL INVESTMENT           GROSS ANNUAL INVESTMENT            GROSS ANNUAL INVESTMENT
           PREMIUMS          RETURN WITH MAXIMUM               RETURN WITH MAXIMUM                RETURN WITH MAXIMUM
   END    ACCUMULATED          CHARGES (2)(3)                    CHARGES (2)(3)                     CHARGES (2)(3)
   OF        AT 5%    --------------------------------- --------------------------------- -----------------------------------
 POLICY    INTEREST    SURRENDER   ACCOUNT     DEATH     SURRENDER   ACCOUNT     DEATH     SURRENDER     ACCOUNT      DEATH
  YEAR     PER YEAR      VALUE      VALUE     BENEFIT      VALUE      VALUE     BENEFIT      VALUE        VALUE      BENEFIT
-------- ------------ ----------- --------- ----------- ----------- --------- ----------- ----------- ------------ ----------
1            15,330           0     11,178   1,000,000          0     11,929   1,000,000           0      12,681   1,000,000
2            31,427           0     22,083   1,000,000        286     24,286   1,000,000       2,583      26,583   1,000,000
3            48,328       8,696     32,696   1,000,000     13,069     37,069   1,000,000      17,810      41,810   1,000,000
4            66,074      19,000     43,000   1,000,000     26,273     50,273   1,000,000      34,480      58,480   1,000,000
5            84,708      28,969     52,969   1,000,000     39,889     63,889   1,000,000      52,718      76,718   1,000,000
6           104,273      38,573     62,573   1,000,000     53,902     77,902   1,000,000      72,656      96,656   1,000,000
7           124,817      50,174     71,774   1,000,000     70,689     92,289   1,000,000      96,837     118,437   1,000,000
8           146,388      61,318     80,518   1,000,000     87,810    107,010   1,000,000     123,006     142,206   1,000,000
9           169,037      71,934     88,734   1,000,000    105,209    122,009   1,000,000     151,312     168,112   1,000,000
10          192,819      81,934     96,334   1,000,000    122,813    137,213   1,000,000     181,911     196,311   1,000,000
15          330,799     119,188    121,588   1,000,000    210,876    213,276   1,000,000     376,761     379,161   1,000,000
20          506,901     109,010    109,010   1,000,000    275,161    275,161   1,000,000     662,811     662,811   1,000,000
25          731,656         796        796   1,000,000    274,489    274,489   1,000,000   1,141,609   1,141,609   1,198,690
30        1,018,508           *          *           *     77,687     77,687   1,000,000   1,927,232   1,927,232   2,023,594
35        1,384,610           *          *           *          *          *           *   3,144,273   3,144,273   3,301,487

* Premium in addition to the planned premium is required to keep the policy in effect.

(1) The values illustrated assume that the planned premium of $14,600 is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no Policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Account Value.

(3) The values and benefits are shown using the maximum expense charges and cost of insurance rates allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.

We emphasize that the assumed gross annual investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be viewed as a representation of past or future investment rates of return.

Actual gross annual rates of return may be more or less than those shown and will depend on a number of factors, including investment allocations made to the investment subdivisions. The gross hypothetical investment rates of return of 0%, 6%, and 12% shown above correspond to net annual rates of -1.48%, 4.52%, and 10.52%. The Surrender Values, Account Values, and Death Benefit for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6%, and 12% over a period of years, but varied above or below that average for individual policy years during the period. They would also be different if you take a loan or withdrawal during the period of time illustrated. No representation can be made that those assumed gross annual rates of return can be achieved for any one year or sustained over any period of time.

FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE

Male Issue Age 55 Preferred No Nicotine Use       Initial Specified Amount           $1,000,000
Female Issue Age 55 Preferred No Nicotine Use     Initial Premium and Planned
Death Benefit Option B                            Premium (Payable Annually) (1)     $   14,600

                           0% ASSUMED HYPOTHETICAL           6% ASSUMED HYPOTHETICAL           12% ASSUMED HYPOTHETICAL
                           GROSS ANNUAL INVESTMENT           GROSS ANNUAL INVESTMENT            GROSS ANNUAL INVESTMENT
           PREMIUMS          RETURN WITH CURRENT               RETURN WITH CURRENT                RETURN WITH CURRENT
   END    ACCUMULATED          CHARGES (2)(3)                    CHARGES (2)(3)                     CHARGES (2)(3)
   OF        AT 5%    --------------------------------- --------------------------------- -----------------------------------
 POLICY    INTEREST    SURRENDER   ACCOUNT     DEATH     SURRENDER   ACCOUNT     DEATH     SURRENDER     ACCOUNT      DEATH
  YEAR     PER YEAR      VALUE      VALUE     BENEFIT      VALUE      VALUE     BENEFIT      VALUE        VALUE      BENEFIT
-------- ------------ ----------- --------- ----------- ----------- --------- ----------- ----------- ------------ ----------
1            15,330           0     12,974  1,000,000           0     13,790  1,000,000            0      14,606   1,000,000
2            31,427       1,723     25,723  1,000,000       4,169     28,169  1,000,000        6,714      30,714   1,000,000
3            48,328      14,246     38,246  1,000,000      19,159     43,159  1,000,000       24,476      48,476   1,000,000
4            66,074      26,537     50,537  1,000,000      34,781     58,781  1,000,000       44,060      68,060   1,000,000
5            84,708      38,593     62,593  1,000,000      51,053     75,053  1,000,000       65,650      89,650   1,000,000
6           104,273      50,406     74,406  1,000,000      67,998     91,998  1,000,000       89,447     113,447   1,000,000
7           124,817      64,369     85,969  1,000,000      88,033    109,633  1,000,000      118,074     139,674   1,000,000
8           146,388      78,066     97,266  1,000,000     108,773    127,973  1,000,000      149,374     168,574   1,000,000
9           169,037      91,481    108,281  1,000,000     130,232    147,032  1,000,000      183,612     200,412   1,000,000
10          192,819     104,590    118,990  1,000,000     152,418    166,818  1,000,000      221,081     235,481   1,000,000
15          330,799     167,665    170,065  1,000,000     278,253    280,653  1,000,000      474,266     476,666   1,000,000
20          506,901     206,350    206,350  1,000,000     413,415    413,415  1,000,000      871,954     871,954   1,000,000
25          731,656     213,994    213,994  1,000,000     563,332    563,332  1,000,000    1,528,920   1,528,920   1,605,366
30        1,018,508     167,040    167,040  1,000,000     735,143    735,143  1,000,000    2,601,338   2,601,338   2,731,405
35        1,384,610       4,428      4,428  1,000,000     956,754    956,754  1,004,592    4,334,496   4,334,496   4,551,221

(1) The values illustrated assume that the planned premium of $14,600 is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no Policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Account Value.

(3) The values and benefits are shown using the expense charges and cost of insurance rates currently in effect. Although GE Life & Annuity anticipates deducting these charges for the forseeable future, these charges are not guaranteed and could be raised at the discretion of GE Life & Annuity. Accordingly, even if the assumed hypothetical Gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

We emphasize that the assumed gross annual investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be viewed as a representation of past or future investment rates of return.

Actual gross annual rates of return may be more or less than those shown and will depend on a number of factors, including investment allocations made to the investment subdivisions. The gross hypothetical investment rates of return of 0%, 6%, and 12% shown above correspond to net annual rates of -1.48%, 4.52%, and 10.52%. The Surrender Values, Account Values, and Death Benefit for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6%, and 12% over a period of years, but varied above or below that average for individual policy years during the period. They would also be different if you take a loan or withdrawal during the period of time illustrated. No representation can be made that those assumed gross annual rates of return can be achieved for any one year or sustained over any period of time.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II


                             FINANCIAL STATEMENTS


                    FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                  (UNAUDITED)

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II


                               TABLE OF CONTENTS


                    FOR THE SIX MONTHS ENDED JUNE 30, 1999

                                                   PAGE
                                                  -----
Financial Statements:
 (Unaudited)
 Statements of Assets and Liabilities .........     1
 Statements of Operations .....................     9
 Statements of Changes in Net Assets ..........    14
Notes to Financial Statements
 (Unaudited) ..................................    25

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                      STATEMENTS OF ASSETS AND LIABILITIES
                              AS OF JUNE 30, 1999
                                  (UNAUDITED)

                                                                     GE INVESTMENTS FUNDS, INC.
                                             ---------------------------------------------------------------------------
                                                  S&P 500          MONEY          TOTAL      INTERNATIONAL   REAL ESTATE
                                                   INDEX          MARKET         RETURN          EQUITY      SECURITIES
                                                   FUND            FUND           FUND            FUND          FUND
ASSETS                                       ---------------- -------------- -------------- --------------- ------------
Investment in GE Investments Funds,
 Inc., at fair value (note 2):
 S&P 500 Index Fund (269,481 shares;
   cost -- $5,785,752) .....................   $  7,160,104             --             --            --             --
 Money Market Fund (4,710,634
   shares; cost -- $4,710,634) .............             --      4,710,634             --            --             --
 Total Return Portolio (271,326 shares;
   cost -- $4,105,370) .....................             --             --      4,246,246            --             --
 International Equity Fund (13,861
   shares; cost -- $164,650) ...............             --             --             --       174,644             --
 Real Estate Securities Fund (33,853
   shares; cost -- $447,254) ...............             --             --             --            --        426,883
Receivable from affiliate (note 3) .........             90          1,078             --             5             --
Receivable for units sold ..................          5,195        198,247            830             2             43
                                               ------------      ---------      ---------       -------        -------
 TOTAL ASSETS ..............................   $  7,165,389      4,909,959      4,247,076       174,651        426,926
                                               ============      =========      =========       =======        =======

LIABILITIES
Accrued expenses payable to affiliate
 (note 3) ..................................          4,561         21,919         18,365         1,209          1,252
Payable for units withdrawn ................             --         16,309             --            --             --
                                               ------------      ---------      ---------       -------        -------
 TOTAL LIABILITIES .........................          4,561         38,228         18,365         1,209          1,252
                                               ------------      ---------      ---------       -------        -------
Net assets .................................   $  7,160,828      4,871,731      4,228,711       173,442        425,674
                                               ============      =========      =========       =======        =======
Outstanding units:
 Type I (note 2) ...........................         88,829        128,361        106,753         7,300         17,973
                                               ============      =========      =========       =======        =======
Net asset value per unit:
 Type I ....................................          58.77          17.35          37.81         15.63          16.56
                                               ============      =========      =========       =======        =======
Outstanding units: .........................
 Type II (note 2) ..........................         33,016        152,430          5,089         3,797          7,732
                                               ============      =========      =========       =======        =======
Net asset value per unit:
 Type II ...................................          58.77          17.35          37.81         15.63          16.56
                                               ============      =========      =========       =======        =======

           See accompanying notes to unaudited financial statements.

                      GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               AS OF JUNE 30, 1999
                                   (UNAUDITED)

                                                                        GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                                          ------------------------------------------------------------------
                                                             GLOBAL        VALUE                     U.S.         PREMIER
                                                             INCOME       EQUITY       INCOME       EQUITY     GROWTH EQUITY
                                                              FUND         FUND         FUND         FUND          FUND
ASSETS                                                    ------------ ------------ ------------ ------------ --------------
Investment in GE Investments Funds, Inc., at fair value
 (note 2):
 Global Income Fund (3,997 shares;
   cost -- $40,912) .....................................     39,050           --           --           --           --
 Value Equity Fund (15,781 shares;
   cost -- $219,342) ....................................         --      263,390           --           --           --
 Income Fund (35,574 shares; cost $434,098) .............         --           --      430,797           --           --
 U.S. Equity Fund (3,516 shares; cost $121,418) .........         --           --           --      134,431           --
 Premier Equity Growth Fund
   (3 shares; cost $229) ................................         --           --           --           --          238
Receivable from affiliate (note 3) ......................         --           --           --            9           --
Receivable for units sold ...............................         11        4,055            4           75           --
                                                            --------      -------      -------      -------        -----
 TOTAL ASSETS ...........................................   $ 39,061      267,445      430,801      134,515          238
                                                            ========      =======      =======      =======        =====

LIABILITIES
Accrued expenses payable to affiliate (note 3) ..........        960        1,456        3,927           53           --
Payable for units withdrawn .............................         --           15           --           --           --
                                                            --------      -------      -------      -------        -----
 TOTAL LIABILITIES ......................................        960        1,471        3,927           53           --
                                                            --------      -------      -------      -------        -----
Net assets ..............................................   $ 38,101      265,974      426,874      134,462          238
                                                            ========      =======      =======      =======        =====
Outstanding units:
 Type I (note 2) ........................................      2,885        7,493       40,364           48           --
                                                            ========      =======      =======      =======        =====
Net asset value per unit:
 Type I .................................................      10.71        17.13        10.50        12.18        10.44
                                                            ========      =======      =======      =======        =====
Outstanding units:
 Type II (note 2) .......................................        672        8,034          290       10,992           23
                                                            ========      =======      =======      =======        =====
Net asset value per unit:
 Type II ................................................      10.71        17.13        10.50        12.18        10.44
                                                            ========      =======      =======      =======        =====

           See accompanying notes to unaudited financial statements.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                              AS OF JUNE 30, 1999
                                  (UNAUDITED)



                                                                            OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                          ----------------------------------------------------------------------
                                                                          AGGRESSIVE       CAPITAL         HIGH        MULTIPLE
                                                               BOND         GROWTH      APPRECIATION      INCOME      STRATEGIES
                                                             FUND/VA        FUND/VA        FUND/VA        FUND/VA      FUND/VA
ASSETS                                                    ------------- -------------- -------------- -------------- -----------
Investment in Oppenheimer Variable Account Funds, at
 fair value (note 2):
 Bond Fund/VA (42,300 shares; cost -- $499,$87) .........   $ 486,450             --             --             --          --
 Aggressive Growth Fund/VA (81,734 shares;
   cost -- $3,178,148) ..................................          --      4,434,091             --             --          --
 Capital Appreciation Fund/VA (96,863 shares;
   cost -- $2,903,237) ..................................          --             --      3,947,159             --          --
 High Income Fund/VA (187,779 shares;
   cost -- $2,076,557) ..................................          --             --             --      2,003,602          --
 Multiple Strategies Fund/VA (56,007 shares;
   cost -- $877,024) ....................................          --             --             --             --     948,767
Receivable from affiliate (note 3) ......................          --             --             --             --          --
Receivable for units sold ...............................          --            369          1,874          2,358         244
                                                            ---------      ---------      ---------      ---------     -------
 TOTAL ASSETS ...........................................   $ 486,450      4,434,460      3,949,033      2,005,960     949,011
                                                            =========      =========      =========      =========     =======

LIABILITIES
Accrued expenses payable to affiliate (note 3) ..........       1,427          3,361          2,416          1,652       1,430
                                                            ---------      ---------      ---------      ---------     -------
 TOTAL LIABILITIES ......................................       1,427          3,361          2,416          1,652       1,430
                                                            ---------      ---------      ---------      ---------     -------
Net assets ..............................................   $ 485,023      4,431,099      3,946,617      2,004,308     947,581
                                                            =========      =========      =========      =========     =======
Outstanding units: Type I (note 2) ......................      17,942         77,441         59,886         52,509      24,867
                                                            =========      =========      =========      =========     =======
Net asset value per unit: Type I ........................       23.30          54.77          59.91          35.40       33.81
                                                            =========      =========      =========      =========     =======
Outstanding units: Type II (note 2) .....................       2,875          3,463          5,989          4,110       3,160
                                                            =========      =========      =========      =========     =======
Net asset value per unit: Type II .......................       23.30          54.77          59.91          35.40       33.81
                                                            =========      =========      =========      =========     =======

           See accompanying notes to unaudited financial statements.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                              AS OF JUNE 30, 1999
                                  (UNAUDITED)



                                                                                                SALOMON BROTHERS
                                                                    GOLDMAN SACHS                VARIABLE SERIES
                                                                    VARIABLE TRUST                 FUND, INC.
                                                               ------------------------ ---------------------------------
                                                                GROWTH AND    MID CAP    STRATEGIC
                                                                  INCOME       VALUE       BOND     INVESTORS     TOTAL
                                                                   FUND         FUND       FUND        FUND      RETURN
ASSETS                                                         ------------ ----------- ---------- ----------- ----------
Investment in Goldman Sachs Variable Insurance Trust
 Funds, at fair value (note 2):
 Growth and Income Fund (1,320 shares;
   cost -- $13,822) ..........................................     15,231          --         --         --          --
 Mid Cap Equity Fund (5,936 shares; cost -- $50,707) .........         --      59,356         --         --          --
Investment in Salomon Brothers Variable Series Funds, at
 fair value (note 2):
 Strategic Bond Fund (206 shares; cost -- $2,064) ............         --          --      2,071         --          --
 Investors Fund (192 shares; cost -- $2,145) .................         --          --         --      2,441          --
 Total Return Fund (1 share; cost -- $9) .....................         --          --         --         --           6
Receivable from affiliate (note 3) ...........................          2          16         --         --          --
Receivable for units sold ....................................         --          --         --         --          --
                                                                 --------      ------      -----      -----       -----
 TOTAL ASSETS ................................................   $ 15,233      59,372      2,071      2,441           6
                                                                 ========      ======      =====      =====       =====

LIABILITIES
Accrued expenses payable to affiliate (note 3) ...............          6          23          1          1          --
                                                                 --------      ------      -----      -----       -----
 TOTAL LIABILITIES ...........................................          6          23          1          1          --
                                                                 --------      ------      -----      -----       -----
Net assets ...................................................   $ 15,227      59,349      2,070      2,440           6
                                                                 ========      ======      =====      =====       =====
Outstanding units: Type I (note 2) ...........................         --         657         --        119          --
                                                                 ========      ======      =====      =====       =====
Net asset value per unit: Type I .............................       9.78        9.99      10.14      13.97       11.16
                                                                 ========      ======      =====      =====       =====
Outstanding units: Type II (note 2) ..........................      1,557       5,284        204         56           1
                                                                 ========      ======      =====      =====       =====
Net asset value per unit: Type II ............................       9.78        9.99      10.14      13.97       11.16
                                                                 ========      ======      =====      =====       =====

           See accompanying notes to unaudited financial statements.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                              AS OF JUNE 30, 1999
                                  (UNAUDITED)



                                                                                       VARIABLE INSURANCE PRODUCTS FUND
                                                                              --------------------------------------------------
                                                                                   EQUITY
                                                                                   INCOME            GROWTH          OVERSEAS
                                                                                  PORTFOLIO         PORTFOLIO        PORTFOLIO
ASSETS                                                                        ----------------   --------------   --------------
Investment in Variable Insurance Products Fund, at fair value (note 2):
 Equity -- Income Portfolio (269,489 shares; cost -- $5,956,825) ..........     $  7,343,577               --               --
 Growth Portfolio (184,244 shares; cost -- $6,949,798) ....................               --        8,425,471               --
 Overseas Portfolio (118,626 shares; cost -- $2,239,335) ..................               --               --        2,467,419
Receivable from affiliate (note 3) ........................................               --               --               --
Receivable for units sold .................................................              451            2,378               94
                                                                                ------------        ---------        ---------
 TOTAL ASSETS .............................................................     $  7,344,028        8,427,849        2,467,513
                                                                                ============        =========        =========

LIABILITIES
Accrued expenses payable to affiliate (note 3) ............................            5,985            4,759            1,863
                                                                                ------------        ---------        ---------
 TOTAL LIABILITIES ........................................................            5,985            4,759            1,863
                                                                                ------------        ---------        ---------
Net assets ................................................................     $  7,338,043        8,423,090        2,465,650
                                                                                ============        =========        =========
Outstanding units: Type I (note 2) ........................................          138,024          118,571           82,166
                                                                                ============        =========        =========
Net asset value per unit: Type I ..........................................            50.08            67.82            29.01
                                                                                ============        =========        =========
Outstanding units: Type II (note 2) .......................................            8,503            5,626            2,827
                                                                                ============        =========        =========
Net asset value per unit: Type II .........................................            50.08            67.82            29.01
                                                                                ============        =========        =========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                              AS OF JUNE 30, 1999
                                  (UNAUDITED)



                                                       VARIABLE INSURANCE PRODUCTS    VARIABLE INSURANCE PRODUCT FUND
                                                                 FUND II                            III
                                                      ------------------------------ ---------------------------------
                                                           ASSET                       GROWTH &
                                                          MANAGER       CONTRAFUND      INCOME    GROWTH OPPORTUNITIES
                                                         PORTFOLIO       PORTFOLIO    PORTFOLIO        PORTFOLIO
ASSETS                                                --------------- -------------- ----------- ---------------------
Investment in Variable Insurance Products Fund II,
 at fair value (note 2):
 Asset Manager Portfolio (272,556 shares;
   cost -- $4,330,845) ..............................     4,821,509             --          --               --
 Contrafund Portfolio (170,611 shares;
   cost -- $3,735,562) ..............................            --      4,452,956          --               --
Investment in Variable Insurance Products Fund III,
 at fair value (note 2):
 Growth & Income Portfolio (41,138 shares;
   cost -- $616,987) ................................            --             --     703,456               --
 Growth Opportunities Portfolio 17,004 shares;
   cost -- $350,232) ................................            --             --          --          401,985
Receivable from affiliate (note 3) ..................            --             --          --               --
Receivable for units sold ...........................           106          2,942         329               15
                                                          ---------      ---------     -------          -------
 TOTAL ASSETS .......................................   $ 4,821,615      4,455,898     703,785          402,000
                                                        ===========      =========     =======          =======

LIABILITIES
Accrued expenses payable to affiliate (note 3) ......         2,927          4,085       1,513            1,343
                                                        -----------      ---------     -------          -------
 TOTAL LIABILITIES ..................................         2,927          4,085       1,513            1,343
                                                        -----------      ---------     -------          -------
Net assets ..........................................   $ 4,818,688      4,451,813     702,272          400,657
                                                        ===========      =========     =======          =======
Outstanding units: Type I (note 2) ..................       155,911        120,741      19,047           17,510
                                                        ===========      =========     =======          =======
Net asset value per unit: Type I ....................         30.52          29.70       17.19            16.20
                                                        ===========      =========     =======          =======
Outstanding units: Type II (note 2) .................         1,975         29,152      21,807            7,222
                                                        ===========      =========     =======          =======
Net asset value per unit: Type II ...................         30.52          29.70       17.19            16.20
                                                        ===========      =========     =======          =======

           See accompanying notes to unaudited financial statements.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                              AS OF JUNE 30, 1999
                                  (UNAUDITED)

                                                      FEDERATED INSURANCE SERIES
                                              -----------------------------------------
                                                 AMERICAN         HIGH
                                                  LEADERS     INCOME BOND     UTILITY
                                                  FUND II       FUND II       FUND II
ASSETS                                        -------------- ------------- ------------
Investments in Federated Investors
 Insurance Series, at fair value (note 2):
 American Leaders Fund II (21,170
   shares; cost -- $437,380) ................   $  464,479           --            --
 High Income Bond Fund II (23,473
   shares; cost -- $250,374) ................           --      241,070            --
 Utility Fund II (21,138 shares;
   cost -- $276,248) ........................           --           --       307,131
Investment in Alger American, at fair value
 (note 2):
 Small Capitalization Portfolio (37,292
   shares; cost -- $1,564,694) ..............           --           --            --
 Growth Portfolio (44,330 shares;
   cost -- $2,390,582) ......................           --           --            --
Investment in PBHG Insurance Series Fund
 Inc., at fair value (note 2):
 PBHG Large Cap Portfolio (7,282
   shares; cost -- $101,393) ................           --           --            --
 PBHG Growth II Portfolio (7,205 shares;
   cost -- $77,870) .........................           --           --            --
Receivable from affiliate (note 3) ..........           --           --             4
Receivable for units sold ...................           --           30            --
                                                ----------      -------       -------
 TOTAL ASSETS ...............................   $  464,479      241,100       307,135
                                                ==========      =======       =======

LIABILITIES
Accrued expenses payable to affiliate
 (note 3) ...................................        1,402        1,185           659
Payable for units withdrawn .................           --           --            --
                                                ----------      -------       -------
 TOTAL LIABILITIES ..........................        1,402        1,185           659
                                                ----------      -------       -------
Net assets ..................................   $  463,077      239,915       306,476
                                                ==========      =======       =======
Outstanding units: Type I (note 2) ..........       12,838       10,191        11,894
                                                ==========      =======       =======
Net asset value per unit: Type I ............        19.08        15.98         19.86
                                                ==========      =======       =======
Outstanding units: Type II (note 2) .........       11,432        4,822         3,538
                                                ==========      =======       =======
Net asset value per unit: Type II ...........         9.08        15.98         19.86
                                                ==========      =======       =======



                                                                                   PBHG INSURANCE
                                                    ALGER AMERICAN FUND           SERIES FUND, INC.
                                              ------------------------------- -------------------------
                                                    SMALL                      PBHG LARGE      PBHG
                                               CAPITALIZATION      GROWTH      CAP GROWTH    GROWTH II
                                                  PORTFOLIO       PORTFOLIO     PORTFOLIO    PORTFOLIO
ASSETS                                        ---------------- -------------- ------------ ------------
Investments in Federated Investors
 Insurance Series, at fair value (note 2):
 American Leaders Fund II (21,170
   shares; cost -- $437,380) ................            --              --           --           --
 High Income Bond Fund II (23,473
   shares; cost -- $250,374) ................            --              --           --           --
 Utility Fund II (21,138 shares;
   cost -- $276,248) ........................            --              --           --           --
Investment in Alger American, at fair value
 (note 2):
 Small Capitalization Portfolio (37,292
   shares; cost -- $1,564,694) ..............     1,625,186              --           --           --
 Growth Portfolio (44,330 shares;
   cost -- $2,390,582) ......................            --       2,475,399           --           --
Investment in PBHG Insurance Series Fund
 Inc., at fair value (note 2):
 PBHG Large Cap Portfolio (7,282
   shares; cost -- $101,393) ................            --              --      120,445           --
 PBHG Growth II Portfolio (7,205 shares;
   cost -- $77,870) .........................            --              --           --      104,833
Receivable from affiliate (note 3) ..........            --              --           --            8
Receivable for units sold ...................            50             360            1           --
                                                  ---------       ---------      -------      -------
 TOTAL ASSETS ...............................     1,625,236       2,475,759      120,446      104,841
                                                  =========       =========      =======      =======

LIABILITIES
Accrued expenses payable to affiliate
 (note 3) ...................................         2,492           2,155        1,412        1,469
Payable for units withdrawn .................           158             622           --           --
                                                  ---------       ---------      -------      -------
 TOTAL LIABILITIES ..........................         2,650           2,777        1,412        1,469
                                                  ---------       ---------      -------      -------
Net assets ..................................     1,622,586       2,472,982      119,034      103,372
                                                  =========       =========      =======      =======
Outstanding units: Type I (note 2) ..........       106,682          77,296        5,225        3,483
                                                  =========       =========      =======      =======
Net asset value per unit: Type I ............         13.92           23.04        16.29        14.33
                                                  =========       =========      =======      =======
Outstanding units: Type II (note 2) .........         9,883          30,038        2,082        3,731
                                                  =========       =========      =======      =======
Net asset value per unit: Type II ...........         13.92           23.04        16.29        14.33
                                                  =========       =========      =======      =======

           See accompanying notes to unaudited financial statements.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                              AS OF JUNE 30, 1999
                                  (UNAUDITED)

                                                             JANUS ASPEN SERIES
                                               ----------------------------------------------
                                                  AGGRESSIVE                      WORLDWIDE
                                                    GROWTH          GROWTH         GROWTH
                                                   PORTFOLIO       PORTFOLIO      PORTFOLIO
ASSETS                                         ---------------- -------------- --------------
 Investment in Janus Aspen Series, at fair
  value (note 2):
  Aggressive Growth Portfolio (131,366
   shares; cost -- $3,750,750) ...............   $  4,547,880             --             --
  Growth Portfolio (157,065 shares;
   cost -- $3,129,683) .......................             --      4,286,309             --
  Worldwide Growth Portfolio (190,886
   shares; cost -- $4,721,231) ...............             --             --      6,249,622
  Balanced Portfolio (72,923 shares;
   cost -- $1,433,058) .......................             --             --             --
  Flexible Income Portfolio (15,420
   shares; cost -- $185,940) .................             --             --             --
  International Growth Portfolio
   (30,312 shares; cost -- $992,741) .........             --             --             --
  Capital Appreciation Portfolio (46,905
   shares; cost -- $1,122,814) ...............             --             --             --
 Receivable from affiliate (note 3) ..........             --             --             28
 Receivable for units sold ...................            994             --          2,953
                                                 ------------      ---------      ---------
  TOTAL ASSETS ...............................   $  4,548,874      4,286,309      6,252,603
                                                 ============      =========      =========

 LIABILITIES
 Accrued expenses payable to affiliate
  (note 3) ...................................          6,765          2,538          3,560
 Payable for units withdrawn .................             --            126          1,860
                                                 ------------      ---------      ---------
  TOTAL LIABILITIES ..........................          6,765          2,664          5,420
                                                 ------------      ---------      ---------
 Net assets ..................................   $  4,542,109      4,283,645      6,247,183
                                                 ============      =========      =========
 Outstanding units: Type I (note 2) ..........        123,652        122,416        193,460
                                                 ============      =========      =========
 Net asset value per unit: Type I ............          30.12          28.39          27.49
                                                 ============      =========      =========
 Outstanding units: Type II (note 2) .........         27,148         28,470         33,793
                                                 ============      =========      =========
 Net asset value per unit: Type II ...........          30.12          28.39          27.49
                                                 ============      =========      =========



                                                                  JANUS ASPEN SERIES
                                               --------------------------------------------------------
                                                                FLEXIBLE   INTERNATIONAL     CAPITAL
                                                  BALANCED       INCOME        GROWTH      APPRECIATION
                                                  PORTFOLIO    PORTFOLIO     PORTFOLIO      PORTFOLIO
ASSETS                                         -------------- ----------- --------------- -------------
 Investment in Janus Aspen Series, at fair
  value (note 2):
  Aggressive Growth Portfolio (131,366
   shares; cost -- $3,750,750) ...............           --          --             --             --
  Growth Portfolio (157,065 shares;
   cost -- $3,129,683) .......................           --          --             --             --
  Worldwide Growth Portfolio (190,886
   shares; cost -- $4,721,231) ...............           --          --             --             --
  Balanced Portfolio (72,923 shares;
   cost -- $1,433,058) .......................    1,819,432          --             --             --
  Flexible Income Portfolio (15,420
   shares; cost -- $185,940) .................           --     178,251             --             --
  International Growth Portfolio
   (30,312 shares; cost -- $992,741) .........           --          --      1,099,482             --
  Capital Appreciation Portfolio (46,905
   shares; cost -- $1,122,814) ...............           --          --             --      1,173,085
 Receivable from affiliate (note 3) ..........           --          --              8             --
 Receivable for units sold ...................          870          --            432         22,900
                                                  ---------     -------      ---------      ---------
  TOTAL ASSETS ...............................    1,820,302     178,251      1,099,922      1,195,985
                                                  =========     =======      =========      =========

 LIABILITIES
 Accrued expenses payable to affiliate
  (note 3) ...................................        1,843       1,180          1,549          7,036
 Payable for units withdrawn .................           --          --          2,669             --
                                                  ---------     -------      ---------      ---------
  TOTAL LIABILITIES ..........................        1,843       1,180          4,218          7,036
                                                  ---------     -------      ---------      ---------
 Net assets ..................................    1,818,459     177,071      1,095,704      1,188,949
                                                  =========     =======      =========      =========
 Outstanding units: Type I (note 2) ..........       60,601       7,497         30,889         26,135
                                                  =========     =======      =========      =========
 Net asset value per unit: Type I ............        22.16       13.57          17.61          24.73
                                                  =========     =======      =========      =========
 Outstanding units: Type II (note 2) .........       21,460       5,552         31,331         21,942
                                                  =========     =======      =========      =========
 Net asset value per unit: Type II ...........        22.16       13.57          17.61          24.73
                                                  =========     =======      =========      =========

           See accompanying notes to unaudited financial statements.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                           STATEMENTS OF OPERATIONS
                      FOR THE PERIOD ENDED JUNE 30, 1999
                                  (UNAUDITED)

                                                                     GE INVESTMENTS FUNDS, INC.
                                           ------------------------------------------------------------------------------
                                               S&P 500          MONEY           TOTAL       INTERNATIONAL    REAL ESTATE
                                                INDEX           MARKET          RETURN          EQUITY       SECURITIES
                                                 FUND            FUND            FUND            FUND           FUND
                                           --------------- --------------- --------------- --------------- --------------
                                              SIX MONTHS      SIX MONTHS      SIX MONTHS      SIX MONTHS     SIX MONTHS
                                            ENDED 6/30/99   ENDED 6/30/99   ENDED 6/30/99   ENDED 6/30/99   ENDED 6/30/99
                                           --------------- --------------- --------------- --------------- --------------
Investment income:
 Income -- Dividends .....................    $      --         104,913               --             --
 Expenses -- Mortality and expense risk
   charges (note 3) ......................       22,342          16,525         15,110            574           1,417
                                              ---------       ---------        -------          -----          ------
Net investment income (expense) ..........      (22,342)         88,388        (15,110)          (574)         (1,417)
                                              ---------       ---------        -------          -----          ------
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) ................      176,225               2          1,390          1,002          (9,416)
 Unrealized appreciation (depreciation) on
   investments ...........................      528,951              (2)       271,344          7,927          44,016
                                              ---------       ---------        -------          -----          ------
Net realized and unrealized gain (loss) on
   investments ...........................      705,176              --        272,734          8,929          34,600
                                              ---------       ---------        -------          -----          ------
Increase (decrease) in net assets from
   operations ............................    $ 682,834          88,388        257,624          8,355          33,183
                                              =========       =========        =======          =====          ======


                                                                    GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                                ------------------------------------------------------------------------------
                                                     GLOBAL          VALUE                            U.S.          PREMIER
                                                     INCOME          EQUITY          INCOME          EQUITY      GROWTH EQUITY
                                                      FUND            FUND            FUND            FUND           FUND
                                                --------------- --------------- --------------- --------------- --------------
                                                   SIX MONTHS      SIX MONTHS      SIX MONTHS      SIX MONTHS     SIX MONTHS
                                                 ENDED 6/30/99   ENDED 6/30/99   ENDED 6/30/99   ENDED 6/30/99   ENDED 6/30/99
                                                --------------- --------------- --------------- --------------- --------------
 Investment income:
  Income -- Dividends .........................    $     --             --               --             --            --
  Expenses -- Mortality and expense risk
   charges (note 3) ...........................         135            829            1,569            309            --
                                                   --------         ------           ------         ------          -----
 Net investment income (expense) ..............        (135)          (829)          (1,569)          (309)           --
                                                   --------         ------           ------         ------          -----
 Net realized and unrealized gain (loss) on
  investments:
  Net realized gain (loss) ....................         (31)        12,062               90          1,532            --
  Unrealized appreciation (depreciation) on
   investments ................................      (2,847)        32,829           (8,247)         9,712              9
                                                   --------         ------           ------         ------          -----
 Net realized and unrealized gain (loss) on
   investments ................................      (2,878)        44,891           (8,157)        11,244              9
                                                   --------         ------           ------         ------          -----
 Increase (decrease) in net assets from
   operations .................................    $ (3,013)        44,062           (9,726)        10,935              9
                                                   ========         ======           ======         ======          =====

           See accompanying notes to unaudited financial statements.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                      FOR THE PERIOD ENDED JUNE 30, 1999
                                  (UNAUDITED)

                                                                      OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                ------------------------------------------------------------------------------
                                                                   AGGRESSIVE       CAPITAL           HIGH         MULTIPLE
                                                      BOND           GROWTH       APPRECIATION       INCOME       STRATEGIES
                                                    FUND/VA         FUND/VA         FUND/VA         FUND/VA         FUND/VA
                                                --------------- --------------- --------------- --------------- --------------
                                                   SIX MONTHS      SIX MONTHS      SIX MONTHS      SIX MONTHS     SIX MONTHS
                                                 ENDED 6/30/99   ENDED 6/30/99   ENDED 6/30/99   ENDED 6/30/99   ENDED 6/30/99
                                                --------------- --------------- --------------- --------------- --------------
 Investment income:
  Income -- Dividends .........................   $   24,061             --         141,537         129,252         73,700
  Expenses -- Mortality and expense risk
   charges (note 3) ...........................        1,748         14,767          12,795           7,093          3,249
                                                  ----------         ------         -------         -------         ------
 Net investment income (expense) ..............       22,313        (14,767)        128,742         122,159         70,451
                                                  ----------        -------         -------         -------         ------
 Net realized and unrealized gain (loss) on
  investments:
  Net realized gain (loss) ....................          (13)       127,652          90,864          (1,917)         5,233
  Unrealized appreciation (depreciation) on
   investments ................................      (32,379)       661,355         292,390         (56,086)        (5,554)
                                                  ----------        -------         -------         -------         ------
 Net realized and unrealized gain (loss) on
  investments .................................      (32,392)       789,007         383,254         (58,003)          (321)
                                                  ----------        -------         -------         -------         ------
 Increase (decrease) in net assets from
  operations ..................................   $  (10,079)       774,240         511,996          64,156         70,130
                                                  ==========        =======         =======         =======         ======


                                                    GOLDMAN SACHS VARIABLE                 SALOMON BROTHERS VARIABLE
                                                        INSURANCE TRUST                        SERIES FUND, INC.
                                                ------------------------------- ------------------------------------------------
                                                   GROWTH AND       MID CAP         STRATEGIC                         TOTAL
                                                     INCOME          VALUE            BOND          INVESTORS         RETURN
                                                      FUND            FUND            FUND             FUND            FUND
                                                --------------- --------------- ---------------- --------------- ---------------
                                                   SIX MONTHS      SIX MONTHS      PERIOD FROM      SIX MONTHS     PERIOD FROM
                                                 ENDED 6/30/99   ENDED 6/30/99   3/02 - 6/30/99   ENDED 6/30/99   6/16 - 6/30/99
                                                --------------- --------------- ---------------- --------------- ---------------
 Investment income:
  Income -- Dividends .........................     $   --              --               --             --               --
  Expenses -- Mortality and expense risk
   charges (note 3) ...........................         46             268                2               7              --
                                                    ------           -----           ------            ----            ----
 Net investment income (expense) ..............        (46)           (268)              (2)             (7)             --
                                                    ------           -----           ------            ----            ----
 Net realized and unrealized gain (loss) on
  investments:
  Net realized gain (loss) ....................        411              87               (5)            2                 3
  Unrealized appreciation (depreciation) on
   investments ................................        914           6,328                7             244              (3)
                                                    ------           -----           ------            ----            ----
 Net realized and unrealized gain (loss) on
  investments .................................      1,325           6,415                2             246              --
                                                    ------           -----           ------            ----            ----
 Increase (decrease) in net assets from
  operations ..................................     $1,279           6,147               --             239              --
                                                    ======           =====           ======            ====            ====

           See accompanying notes to unaudited financial statements.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                      FOR THE PERIOD ENDED JUNE 30, 1999
                                  (UNAUDITED)

                                                                              VARIABLE INSURANCE PRODUCTS FUND
                                                                     --------------------------------------------------
                                                                      EQUITY INCOME         GROWTH          OVERSEAS
                                                                        PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                                     ---------------   ---------------   --------------
                                                                        SIX MONTHS        SIX MONTHS       SIX MONTHS
                                                                      ENDED 6/30/99     ENDED 6/30/99     ENDED 6/30/99
                                                                     ---------------   ---------------   --------------
Investment income:
 Income -- Dividends .............................................      $ 325,013           882,287           85,791
 Expenses -- Mortality and expense risk charges (note 3) .........         24,860            28,940            7,909
                                                                        ---------         ---------          -------
Net investment income ............................................        300,153           853,347           77,882
                                                                        ---------         ---------          -------
Net realized and unrealized gain (loss) on investments:
 Net realized gain ...............................................        155,932           278,841           13,924
 Unrealized appreciation (depreciation) on investments ...........        334,382          (102,978)          68,972
                                                                        ---------         ---------          -------
Net realized and unrealized gain (loss) on investments ...........        490,314           175,863           82,896
                                                                        ---------         ---------          -------
Increase in net assets from operations ...........................      $ 790,467         1,029,210          160,778
                                                                        =========         =========          =======


                                                        VARIABLE INSURANCE                  VARIABLE INSURANCE
                                                         PRODUCTS FUND II                    PRODUCT FUND III
                                                  ------------------------------- ---------------------------------------
                                                    ASSET MANGER     CONTRAFUND    GROWTH & INCOME   GROWTH OPPORTUNITIES
                                                     PORTFOLIO       PORTFOLIO        PORTFOLIO           PORTFOLIO
                                                  --------------- --------------- ----------------- ---------------------
                                                     SIX MONTHS      SIX MONTHS       SIX MONTHS          SIX MONTHS
                                                   ENDED 6/30/99   ENDED 6/30/99    ENDED 6/30/99       ENDED 6/30/99
                                                  --------------- --------------- ----------------- ---------------------
Investment income:
  Income -- Dividends ...........................   $  348,731        153,638            8,496               8,712
  Expenses -- Mortality and expense risk charges
   (note 3) .....................................       17,095         14,597            2,009               1,239
                                                    ----------        -------           ------              ------
Net investment income ...........................      331,636        139,041            6,487               7,473
                                                    ----------        -------           ------              ------
Net realized and unrealized gain (loss) on
  investments:
  Net realized gain .............................       26,599        216,813            7,683               3,134
  Unrealized appreciation (depreciation) on
   investments ..................................     (132,567)        50,760           28,103              13,012
                                                    ----------        -------           ------              ------
Net realized and unrealized gain (loss) on
  investments ...................................     (105,968)       267,573           35,786              16,146
                                                    ----------        -------           ------              ------
Increase in net assets from operations ..........   $  225,668        406,614           42,273              23,619
                                                    ==========        =======           ======              ======

           See accompanying notes to unaudited financial statements.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                      FOR THE PERIOD ENDED JUNE 30, 1999
                                  (UNAUDITED)

                                                                                    FEDERATED INSURANCE SERIES
                                                                     --------------------------------------------------------
                                                                      AMERICAN LEADERS     HIGH INCOME BOND        UTILITY
                                                                           FUND II              FUND II            FUND II
                                                                     ------------------   ------------------   --------------
                                                                         SIX MONTHS           SIX MONTHS         SIX MONTHS
                                                                        ENDED 6/30/99        ENDED 6/30/99      ENDED 6/30/99
                                                                     ------------------   ------------------   --------------
Investment income:
 Income -- Dividends .............................................        $ 35,467               16,812             18,977
 Expenses -- Mortality and expense risk charges (note 3) .........           1,410                  751                970
                                                                          --------              -------            -------
Net investment income (expense) ..................................          34,057               16,061             18,007
                                                                          --------              -------            -------
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss) ........................................           8,964                 (195)             2,083
 Unrealized appreciation (depreciation) on investments ...........           1,608              (12,406)           (10,583)
                                                                          --------              -------            -------
Net realized and unrealized gain (loss) on investments ...........          10,572              (12,601)            (8,500)
                                                                          --------              -------            -------
Increase in net assets from operations ...........................        $ 44,629                3,460              9,507
                                                                          ========              =======            =======


                                                                 ALGER AMERICAN             PBHG INSURANCE SERIES FUND, INC.
                                                     -------------------------------------- --------------------------------
                                                                                               PBHG LARGE
                                                      SMALL CAPITALIZATION       GROWTH        CAP GROWTH    PBHG GROWTH II
                                                            PORTFOLIO          PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                     ---------------------- --------------- --------------- ---------------
                                                           SIX MONTHS          SIX MONTHS      SIX MONTHS      SIX MONTHS
                                                          ENDED 6/30/99      ENDED 6/30/99   ENDED 6/30/99   ENDED 6/30/99
                                                     ---------------------- --------------- --------------- ---------------
Investment income:
  Income-- Dividends ...............................       $ 183,620             226,416            --              --
  Expenses -- Mortality and expense risk charges
   (note 3) ........................................           4,679               8,017           334             320
                                                           ---------            --------         -----          ------
Net investment income (expense) ....................         178,941             218,399          (334)           (320)
                                                           ---------            --------         -----          ------
Net realized and unrealized gain (loss) on
  investments:
  Net realized gain (loss) .........................           8,916             374,659         1,923           1,537
  Unrealized appreciation (depreciation) on
   investments .....................................         (14,740)           (306,511)        5,310          18,440
                                                           ---------            --------         -----          ------
Net realized and unrealized gain (loss) on
  investments ......................................          (5,824)             68,148         7,233          19,977
                                                           ---------            --------         -----          ------
Increase in net assets from operations .............       $ 173,117             286,547         6,899          19,657
                                                           =========            ========         =====          ======

           See accompanying notes to unaudited financial statements.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                      FOR THE PERIOD ENDED JUNE 30, 1999
                                  (UNAUDITED)

                                                                                      JANUS ASPEN SERIES
                                                                   --------------------------------------------------------
                                                                    AGGRESSIVE GROWTH                      WORLDWIDE GROWTH
                                                                        PORTFOLIO       GROWTH PORTFOLIO      PORTFOLIO
                                                                   ------------------- ------------------ -----------------
                                                                        SIX MONTHS         SIX MONTHS         SIX MONTHS
                                                                      ENDED 6/30/99       ENDED 6/30/99     ENDED 6/30/99
                                                                   ------------------- ------------------ -----------------
Investment income:
 Income -- Dividends .............................................      $ 176,415             26,560            11,433
 Expenses -- Mortality and expense risk charges (note 3) .........         12,369             13,487            20,580
                                                                        ---------            -------           -------
Net investment income (expense) ..................................        164,046             13,073            (9,147)
                                                                        ---------            -------           -------
Net realized and unrealized gain (loss) on investments:
 Net realized gain ...............................................        437,217            218,037           136,620
 Unrealized appreciation (depreciation) on investments ...........        257,581            324,905           532,137
                                                                        ---------            -------           -------
Net realized and unrealized gain (loss) on investments ...........        694,798            542,942           668,757
                                                                        ---------            -------           -------
Increase (decrease) in net assets from operations ................      $ 858,844            556,015           659,610
                                                                        =========            =======           =======


                                                                           JANUS ASPEN SERIES (CONTINUED)
                                                     ---------------------------------------------------------------------------
                                                                         FLEXIBLE
                                                         BALANCED         INCOME      INTERNATIONAL GROWTH   CAPITAL APPRECIAION
                                                        PORTFOLIO       PORTFOLIO           PORTFOLIO             PORTFOLIO
                                                     --------------- --------------- ---------------------- --------------------
                                                        SIX MONTHS      SIX MONTHS         SIX MONTHS            SIX MONTHS
                                                      ENDED 6/30/99   ENDED 6/30/99       ENDED 6/30/99         ENDED 6/30/99
                                                     --------------- --------------- ---------------------- --------------------
Investment income:
  Income -- Dividends ..............................     $ 18,960          6,287              2,819                 2,365
  Expenses -- Mortality and expense risk charges
   (note 3) ........................................        5,783            509              3,621                 2,425
                                                         --------         ------             ------                ------
Net investment income (expense) ....................       13,177          5,778               (802)                  (60)
                                                         --------         ------             ------                ------
Net realized and unrealized gain (loss) on
  investments:
  Net realized gain ................................       43,866             84             18,523                57,385
  Unrealized appreciation (depreciation) on
   investments .....................................      111,789         (7,769)            73,202                 4,146
                                                         --------         ------             ------                ------
Net realized and unrealized gain (loss) on
  investments ......................................      155,655         (7,685)            91,725                61,531
                                                         --------         ------             ------                ------
Increase (decrease) in net assets from operations ..     $168,832         (1,907)            90,923                61,471
                                                         ========         ======             ======                ======

           See accompanying notes to unaudited financial statements.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE PERIOD ENDED JUNE 30, 1999
                                  (UNAUDITED)

                                                      GE INVESTMENTS FUNDS, INC.
                                                   -------------------------------
                                                       S&P 500          MONEY
                                                        INDEX          MARKET
                                                        FUND            FUND
                                                   -------------- ----------------
                                                     SIX MONTHS      SIX MONTHS
                                                        ENDED           ENDED
                                                       6/30/99         6/30/99
                                                   -------------- ----------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) .................  $   (22,342)        88,388
 Net realized gain (loss) ........................      176,225              2
 Unrealized appreciation (depreciation)
   on investments ................................      528,951             (2)
                                                    -----------     ----------
Increase (decrease) in net assets from
 operations ......................................      682,834         88,388
                                                    -----------     ----------
From capital transactions:
 Net premiums ....................................    1,139,949      3,152,872
 Loan interest ...................................         (220)        (2,873)
 Transfers (to) from the general account of
   GE Life & Annuity:
    Death benefits ...............................      (10,152)            --
    Surrenders ...................................      (64,998)       (10,526)
    Loans ........................................      (69,555)      (132,482)
    Cost of insurance and administrative
     expense (note 3) ............................     (336,165)      (220,160)
    Transfer gain (loss) and transfer fees .......        3,837         (1,354)
 Interfund transfers .............................      507,618     (2,073,725)
                                                    -----------     ----------
Increase (decrease) in net assets from capital
 transactions ....................................    1,170,314        711,752
                                                    -----------     ----------
Increase (decrease) in net assets ................    1,853,148        800,140
Net assets at beginning of year ..................    5,307,680      4,071,591
                                                    -----------     ----------
Net assets at end of year ........................  $ 7,160,828      4,871,731
                                                    ===========     ==========



                                                                 GE INVESTMENTS FUNDS, INC.
                                                   ------------------------------------------------------
                                                       TOTAL     INTERNATIONAL   REAL ESTATE     GLOBAL
                                                      RETURN         EQUITY       SECURITIES     INCOME
                                                       FUND           FUND           FUND         FUND
                                                   ------------ --------------- ------------- -----------
                                                    SIX MONTHS     SIX MONTHS     SIX MONTHS   SIX MONTHS
                                                       ENDED         ENDED          ENDED        ENDED
                                                      6/30/99       6/30/99        6/30/99      6/30/99
                                                   ------------ --------------- ------------- -----------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) .................    (15,110)         (574)        (1,417)        (135)
 Net realized gain (loss) ........................      1,390         1,002         (9,416)         (31)
 Unrealized appreciation (depreciation)
   on investments ................................    271,344         7,927         44,016       (2,847)
                                                    ---------       -------        -------       ------
Increase (decrease) in net assets from
 operations ......................................    257,624         8,355         33,183       (3,013)
                                                    ---------       -------        -------       ------
From capital transactions:
 Net premiums ....................................    127,620        69,319         57,526        5,725
 Loan interest ...................................       (236)           14             25           --
 Transfers (to) from the general account of
   GE Life & Annuity:
    Death benefits ...............................     (1,626)           --             --           --
    Surrenders ...................................    (13,983)         (613)        (5,036)      (1,142)
    Loans ........................................     (9,471)          (87)          (414)          --
    Cost of insurance and administrative
     expense (note 3) ............................   (203,631)      (12,489)       (26,608)      (2,656)
    Transfer gain (loss) and transfer fees .......       (357)          132           (194)          80
 Interfund transfers .............................     (4,932)       (6,938)        23,146        2,976
                                                    ---------       -------        -------       ------
Increase (decrease) in net assets from capital
 transactions ....................................   (106,616)       49,338         48,445        4,983
                                                    ---------       -------        -------       ------
Increase (decrease) in net assets ................    151,008        57,693         81,628        1,970
Net assets at beginning of year ..................  4,077,703       115,749        344,046       36,131
                                                    ---------       -------        -------       ------
Net assets at end of year ........................  4,228,711       173,442        425,674       38,101
                                                    =========       =======        =======       ======

           See accompanying notes to unaudited financial statements.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                      FOR THE PERIOD ENDED JUNE 30, 1999
                                  (UNAUDITED)

                                                                             GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                                                 ---------------------------------------------------------------
                                                                     VALUE                            U.S.           PREMIER
                                                                    EQUITY          INCOME           EQUITY       GROWTH EQUITY
                                                                     FUND            FUND             FUND             FUND
                                                                 ------------   --------------   -------------   ---------------
                                                                  SIX MONTHS      SIX MONTHS       SIX MONTHS
                                                                     ENDED           ENDED           ENDED         PERIOD FROM
                                                                    6/30/99         6/30/99         6/30/99       6/09 - 6/30/99
                                                                 ------------   --------------   -------------   ---------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) .............................    $    (829)        (1,569)           (309)            --
 Net realized gain (loss) ....................................        12,06             90           1,532             --
 Unrealized appreciation (depreciation)
   on investments ............................................       32,829         (8,247)          9,712              9
                                                                  ---------        -------         -------           ----
Increase (decrease) in net assets from
 operations ..................................................       44,062         (9,726)         10,935              9
                                                                  ---------        -------         -------           ----
From capital transactions:
 Net premiums ................................................       37,800         31,555          76,874             15
 Loan interest ...............................................           46             (2)             --             --
 Transfers (to) from the general account of GE Life & Annuity:
    Death benefits ...........................................           --             --              --             --
    Surrenders ...............................................       (3,934)        (3,376)             (8)            --
    Loans ....................................................      (18,939)        (2,305)             --             --
    Cost of insurance and administrative
     expense (note 3) ........................................      (16,559)       (16,477)         (9,696)           (21)
    Transfer gain (loss) and transfer fees ...................         (841)          (142)           (512)            (1)
 Interfund transfers .........................................       11,993         (6,197)          5,924            236
                                                                  ---------        -------         -------           ----
Increase (decrease) in net assets from capital
 transactions ................................................        9,566          3,056          72,582            229
                                                                  ---------        -------         -------           ----
Increase (decrease) in net assets ............................       53,628         (6,670)         83,517            238
Net assets at beginning of year ..............................      212,346        433,544          50,945             --
                                                                  ---------        -------         -------           ----
Net assets at end of year ....................................    $ 265,974        426,874         134,462            238
                                                                  =========        =======         =======           ====

           See accompanying notes to unaudited financial statements.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                      FOR THE PERIOD ENDED JUNE 30, 1999
                                  (UNAUDITED)

                                                                        OPPENHEIMER
                                                                      VARIABLE ACCOUNT
                                                                           FUNDS
                                                                      ---------------
                                                                            BOND
                                                                          FUND/VA
                                                                      ---------------
                                                                         SIX MONTHS
                                                                       ENDED 6/30/99
                                                                      ---------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ....................................    $  22,313
 Net realized gain (loss) ...........................................          (13)
 Unrealized appreciation (depreciation) on investments ..............      (32,379)
                                                                         ---------
Increase (decrease) in net assets from operations ...................      (10,079)
                                                                         ---------
From capital transactions:
 Net premiums .......................................................       56,764
 Loan interest ......................................................          105
 Transfers (to) from the general account of GE Life & Annuity:
    Death benefits ..................................................           --
    Surrenders ......................................................      (10,866)
    Loans ...........................................................          (92)
    Cost of insurance and administrative expense (note 3)                  (32,109)
    Transfer gain (loss) and transfer fees ..........................          221
    Transfers (to) from the Guarantee Account (note 1) ..............           --
 Interfund transfers ................................................       10,630
                                                                         ---------
Increase (decrease) in net assets from capital transactions .........       24,653
                                                                         ---------
Increase (decrease) in net assets ...................................       14,574
Net assets at beginning of period ...................................      470,449
                                                                         ---------
Net assets at end of period .........................................    $ 485,023
                                                                         =========



                                                                            OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                                      ----------------------------------------------
                                                                         AGGRESSIVE       CAPITAL          HIGH
                                                                           GROWTH       APPRECIATION      INCOME
                                                                          FUND/VA         FUND/VA         FUND/VA
                                                                      --------------- --------------- --------------
                                                                         SIX MONTHS      SIX MONTHS     SIX MONTHS
                                                                       ENDED 6/30/99   ENDED 6/30/99   ENDED 6/30/99
                                                                      --------------- --------------- --------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ....................................      (14,767)        128,742        122,159
 Net realized gain (loss) ...........................................      127,652          90,864         (1,917)
 Unrealized appreciation (depreciation) on investments ..............      661,355         292,390        (56,086)
                                                                         ---------       ---------      ---------
Increase (decrease) in net assets from operations ...................      774,240         511,996         64,156
                                                                         ---------       ---------      ---------
From capital transactions:
 Net premiums .......................................................      360,018         456,221        229,862
 Loan interest ......................................................        1,046             911            112
 Transfers (to) from the general account of GE Life & Annuity:
    Death benefits ..................................................       (1,395)             --             --
    Surrenders ......................................................      (69,094)        (61,054)       (35,430)
    Loans ...........................................................     (164,809)        (25,957)       (32,446)
    Cost of insurance and administrative expense (note 3)                 (164,146)       (146,672)       (88,771)
    Transfer gain (loss) and transfer fees ..........................       (1,107)            709             24
    Transfers (to) from the Guarantee Account (note 1) ..............           --              --             (4)
 Interfund transfers ................................................     (130,601)        (18,410)        12,197
                                                                         ---------       ---------      ---------
Increase (decrease) in net assets from capital transactions .........     (170,088)        205,748         85,544
                                                                         ---------       ---------      ---------
Increase (decrease) in net assets ...................................      604,152         717,744        149,700
Net assets at beginning of period ...................................    3,826,947       3,228,873      1,854,608
                                                                         ---------       ---------      ---------
Net assets at end of period .........................................    4,431,099       3,946,617      2,004,308
                                                                         =========       =========      =========

           See accompanying notes to unaudited financial statements.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE PERIOD ENDED JUNE 30, 1999
                                  (UNAUDITED)

                                                                    OPPENHEIMER VARIABLE            GOLDMAN SACHS
                                                                 ACCOUNT FUNDS (CONTINUED)     VARIABLE INSURANCE TRUST
                                                                --------------------------- ------------------------------
                                                                          MULTIPLE             GROWTH AND       MID CAP
                                                                         STRATEGIES              INCOME          VALUE
                                                                          FUND/VA                 FUND           FUND
                                                                --------------------------- --------------- --------------
                                                                         SIX MONTHS            SIX MONTHS     SIX MONTHS
                                                                       ENDED 6/30/99         ENDED 6/30/99   ENDED 6/30/99
                                                                --------------------------- --------------- --------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ..............................          $  70,451                  (46)           (268)
 Net realized gain (loss) .....................................              5,233                  411              87
 Unrealized appreciation (depreciation) on investments ........             (5,554)                 914           6,328
                                                                         ---------               ------         -------
Increase (decrease) in net assets from operations .............             70,130                1,279           6,147
                                                                         ---------               ------         -------
From capital transactions:
 Net premiums .................................................             97,444                5,339             894
 Loan interest ................................................                387                   --              --
 Transfers (to) from the general account of GE Life & Annuity:
   Death benefits .............................................                 --                   --              --
   Surrenders .................................................             (7,402)                  --              --
   Loans ......................................................             (8,051)                  --              --
   Cost of insurance and administrative expense (note 3) ......            (34,057)              (1,495)         (1,951)
   Transfer gain (loss) and transfer fees .....................                (31)                  21              38
   Transfers (to) from the Guarantee Account (note 1) .........                 --                   --              --
 Interfund transfers ..........................................            (16,896)                (350)        (38,987)
                                                                         ---------               ------         -------
Increase (decrease) in net assets from capital transactions ...             31,394                3,515         (40,006)
                                                                         ---------               ------         -------
Increase (decrease) in net assets .............................            101,524                4,794         (33,859)
Net assets at beginning of period .............................            846,057               10,433          93,208
                                                                         ---------               ------         -------
Net assets at end of period ...................................          $ 947,581               15,227          59,349
                                                                         =========               ======         =======

           See accompanying notes to unaudited financial statements.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE PERIOD ENDED JUNE 30, 1999
                                  (UNAUDITED)

                                                                          SALOMON BROTHERS VARIABLE SERIES FUND, INC.
                                                                        ------------------------------------------------
                                                                           STRATEGIC                           TOTAL
                                                                             BOND           INVESTORS          RETURN
                                                                             FUND              FUND             FUND
                                                                        --------------   ---------------   -------------
                                                                          PERIOD FROM       SIX MONTHS      PERIOD FROM
                                                                         3/02-6/30/99     ENDED 6/30/99     6/16-6/30/99
                                                                        --------------   ---------------   -------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ....................................       $    (2)              (7)             --
 Net realized gain (loss) ...........................................            (5)               2               3
 Unrealized appreciation (depreciation) on investments ..............             7              244              (3)
                                                                            -------           ------           -----
Increase (decrease) in net assets from operations ...................            --              239              --
                                                                            -------           ------           -----
From capital transactions:
 Net premiums .......................................................         2,144              102              18
 Loan interest ......................................................            --               --              --
 Transfers (to) from the general account of GE Life & Annuity:
   Death benefits ...................................................            --               --              --
   Surrenders .......................................................            --               --              --
   Loans ............................................................            --               --              --
   Cost of insurance and administrative expense (note 3) ............          (253)            (171)            (12)
   Transfer gain (loss) and transfer fees ...........................             1               15              --
   Transfers (to) from the Guarantee Account (note 1) ...............            --               --              --
 Interfund transfers ................................................           178              725              --
                                                                            -------           ------           -----
Increase (decrease) in net assets from capital transactions .........         2,070              671               6
                                                                            -------           ------           -----
Increase (decrease) in net assets ...................................         2,070              910               6
Net assets at beginning of period ...................................            --            1,530              --
                                                                            -------           ------           -----
Net assets at end of period .........................................       $ 2,070            2,440               6
                                                                            =======           ======           =====

           See accompanying notes to unaudited financial statements.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                      FOR THE PERIOD ENDED JUNE 30, 1999
                                  (UNAUDITED)

                                                                                        VARIABLE INSURANCE
                                                                                          PRODUCTS FUND
                                                                        --------------------------------------------------
                                                                             EQUITY
                                                                             INCOME            GROWTH          OVERSEAS
                                                                           PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                                        ---------------   ---------------   --------------
                                                                           SIX MONTHS        SIX MONTHS       SIX MONTHS
                                                                         ENDED 6/30/99     ENDED 6/30/99     ENDED 6/30/99
                                                                        ---------------   ---------------   --------------
Increase (decrease) in net assets
From operations:
 Net investment income ..............................................     $   300,153          853,347           77,882
 Net realized gain ..................................................         155,932          278,841           13,924
 Unrealized appreciation (depreciation) on investments ..............         334,382         (102,978)          68,972
                                                                          -----------        ---------        ---------
Increase in net assets from operations ..............................         790,467        1,029,210          160,778
                                                                          -----------        ---------        ---------
From capital transactions:
 Net premiums .......................................................         835,151          665,508          227,168
 Loan interest ......................................................            (348)            (732)             485
 Transfers (to) from the general account of GE Life & Annuity:
   Death benefits ...................................................          (3,378)          (3,783)          (1,410)
   Surrenders .......................................................         (82,543)        (159,249)         (17,651)
   Loans ............................................................         (76,342)         (89,792)         (28,033)
   Cost of insurance and administrative expense (note 3) ............        (307,961)        (297,687)         (82,502)
   Transfer gain (loss) and transfer fees ...........................            (694)          (4,289)            (736)
 Interfund transfers ................................................        (529,397)        (542,349)         163,634
                                                                          -----------        ---------        ---------
Increase (decrease) in net assets from capital transactions .........        (165,512)        (432,373)         260,955
                                                                          -----------        ---------        ---------
Increase in net assets ..............................................         624,955          596,837          421,733
Net assets at beginning of year .....................................       6,713,088        7,826,253        2,043,917
                                                                          -----------        ---------        ---------
Net assets at end of year ...........................................     $ 7,338,043        8,423,090        2,465,650
                                                                          ===========        =========        =========

           See accompanying notes to unaudited financial statements.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE PERIOD ENDED JUNE 30, 1999
                                  (UNAUDITED)

                                                                         VARIABLE INSURANCE              VARIABLE INSURANCE
                                                                          PRODUCTS FUND II                PRODUCT FUND III
                                                                   ------------------------------- ------------------------------
                                                                        ASSET                          GROWTH &        GROWTH
                                                                       MANAGER        CONTRAFUND        INCOME      OPPORTUNITIES
                                                                      PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                   --------------- --------------- --------------- --------------
                                                                      SIX MONTHS      SIX MONTHS      SIX MONTHS     SIX MONTHS
                                                                    ENDED 6/30/99   ENDED 6/30/99   ENDED 6/30/99   ENDED 6/30/99
                                                                   --------------- --------------- --------------- --------------
 Increase (decrease) in net assets
 From operations:
  Net investment income ..........................................   $  331,636         139,041         6,487            7,473
  Net realized gain ..............................................       26,599         216,813         7,683            3,134
  Unrealized appreciation (depreciation) on investments ..........     (132,567)         50,760        28,103           13,012
                                                                     ----------       ---------       ---------        -------
 Increase in net assets from operations ..........................      225,668         406,614        42,273           23,619
 From capital transactions:
  Net premiums ...................................................      232,605         548,682       174,727           69,139
  Loan interest ..................................................          661            (819)           (1)             145
  Transfers (to) from the general account of GE Life & Annuity:
     Death benefits ..............................................           --              --            --               --
     Surrenders ..................................................      (20,576)        (59,463)       (1,010)            (391)
     Loans .......................................................      (26,132)        (37,431)         (590)              --
     Cost of insurance and administrative expense (note 3)             (145,228)       (196,301)      (40,723)         (25,342)
     Transfer gain (loss) and transfer fees ......................          448         (12,733)      (11,307)            (213)
  Interfund transfers ............................................      (85,121)        171,404       129,499           47,374
                                                                     ----------       ---------       ---------        -------
 Increase (decrease) in net assets from capital transactions .....      (43,343)        413,339       250,595           90,712
                                                                     ----------       ---------       ---------        -------
 Increase in net assets ..........................................      182,325         819,953       292,868          114,331
 Net assets at beginning of year .................................    4,636,363       3,631,860       409,404          286,326
                                                                     ----------       ---------       ---------        -------
 Net assets at end of year .......................................   $4,818,688       4,451,813       702,272          400,657
                                                                     ==========       =========       =========        =======

           See accompanying notes to unaudited financial statements.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                      FOR THE PERIOD ENDED JUNE 30, 1999
                                  (UNAUDITED)

                                                                                 FEDERATED INSURANCE SERIES
                                                                     --------------------------------------------------
                                                                         AMERICAN            HIGH
                                                                         LEADERS         INCOME BOND         UTILITY
                                                                         FUND II           FUND II           FUND II
                                                                     ---------------   ---------------   --------------
                                                                        SIX MONTHS        SIX MONTHS       SIX MONTHS
                                                                      ENDED 6/30/99     ENDED 6/30/99     ENDED 6/30/99
                                                                     ---------------   ---------------   --------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) .................................      $  34,057           16,061            18,007
 Net realized gain (loss) ........................................          8,964             (195)            2,083
 Unrealized appreciation (depreciation) on investments ...........          1,608          (12,406)          (10,583)
                                                                        ---------          -------           -------
Increase in net assets from operations ...........................         44,629            3,460             9,507
                                                                        ---------          -------           -------
From capital transactions:
 Net premiums ....................................................        168,924           58,537            60,918
 Loan interest ...................................................             53             (149)              (12)
 Transfers (to) from the general account of GE Life & Annuity:
   Death benefits ................................................             --               --                --
   Surrenders ....................................................         (9,572)          (2,492)           (1,117)
   Loans .........................................................             22             (105)          (11,098)
   Cost of insurance and administrative expense (note 3) .........        (26,956)         (13,665)          (12,849)
   Transfer gain (loss) and transfer fees (note 3) ...............           (869)             104            (1,432)
   Transfers (to) from the Guarantee Account (note 1) ............             --               --                --
 Interfund transfers .............................................        (31,168)          33,516            14,641
                                                                        ---------          -------           -------
Increase in net assets from capital transactions .................        100,434           75,746            49,051
                                                                        ---------          -------           -------
Increase in net assets ...........................................        145,063           79,206            58,558
Net assets at beginning of year ..................................        318,014          160,709           247,918
                                                                        ---------          -------           -------
Net assets at end of year ........................................      $ 463,077          239,915           306,476
                                                                        =========          =======           =======

           See accompanying notes to unaudited financial statements.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                      FOR THE PERIOD ENDED JUNE 30, 1999
                                  (UNAUDITED)

                                                                                               PBHG INSURANCE SERIES FUND,
                                                                      ALGER AMERICAN                       INC.
                                                             -------------------------------- ------------------------------
                                                                   SMALL                         PBHG LARGE        PBHG
                                                              CAPITALIZATION       GROWTH        CAP GROWTH      GROWTH II
                                                                 PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                             ---------------- --------------- --------------- --------------
                                                                SIX MONTHS       SIX MONTHS      SIX MONTHS     SIX MONTHS
                                                               ENDED 6/30/99   ENDED 6/30/99   ENDED 6/30/99   ENDED 6/30/99
                                                             ---------------- --------------- --------------- --------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ...........................    $  178,941         218,399           (334)          (320)
 Net realized gain (loss) ..................................         8,916         374,659          1,923          1,537
 Unrealized appreciation (depreciation) on investments .....       (14,740)       (306,511)         5,310         18,440
                                                                ----------       ---------        -------        -------
Increase in net assets from operations .....................       173,117         286,547          6,899         19,657
                                                                ----------       ---------        -------        -------
From capital transactions:
 Net premiums ..............................................       121,768         488,668         26,531         19,285
 Loan interest .............................................            24              51            141             --
 Transfers (to) from the general account of GE Life &
   Annuity:
    Death benefits .........................................            --              --             --             --
    Surrenders .............................................       (15,864)        (14,794)          (513)        (2,400)
    Loans ..................................................       (21,689)         (7,387)           (33)            --
    Cost of insurance and administrative expense
     (note 3) ..............................................       (59,022)       (100,505)        (9,086)        (5,655)
    Transfer gain (loss) and transfer fees (note 3) ........          (637)         (1,453)          (119)          (213)
    Transfers (to) from the Guarantee Account (note 1) .....            (4)             (4)            --             --
 Interfund transfers .......................................       255,498          (4,647)        16,859          3,820
                                                                ----------       ---------        -------        -------
Increase in net assets from capital transactions ...........       280,074         359,929         33,780         14,837
                                                                ----------       ---------        -------        -------
Increase in net assets .....................................       453,191         646,476         40,679         34,494
Net assets at beginning of year ............................     1,169,395       1,826,506         78,355         68,878
                                                                ----------       ---------        -------        -------
Net assets at end of year ..................................    $1,622,586       2,472,982        119,034        103,372
                                                                ==========       =========        =======        =======

           See accompanying notes to unaudited financial statements.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                      FOR THE PERIOD ENDED JUNE 30, 1999
                                  (UNAUDITED)

                                                                                  JANUS ASPEN SERIES
                                                                    ----------------------------------------------
                                                                       AGGRESSIVE                      WORLDWIDE
                                                                         GROWTH          GROWTH         GROWTH
                                                                       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                    --------------- --------------- --------------
                                                                       SIX MONTHS      SIX MONTHS     SIX MONTHS
                                                                     ENDED 6/30/99   ENDED 6/30/99   ENDED 6/30/99
                                                                    --------------- --------------- --------------
 Increase (decrease) in net assets
 From operations:
  Net investment income (expense) .................................   $   164,046         13,073         (9,147)
  Net realized gain ...............................................       437,217        218,037        136,620
  Unrealized appreciation (depreciation) on investments ...........       257,581        324,905        532,137
                                                                      -----------      ---------      ---------
 Increase (decrease) in net assets from operations ................       858,844        556,015        659,610
                                                                      -----------      ---------      ---------
 From capital transactions:
  Net premiums ....................................................       469,026        659,526        813,903
  Loan interest ...................................................           698           (594)        (1,179)
  Transfers (to) from the general account of GE Life & Annuity:
   Death benefits .................................................            --         (1,667)            --
   Surrenders .....................................................       (33,164)       (37,553)       (55,508)
   Loans ..........................................................      (140,210)       (42,186)       (59,174)
   Cost of insurance and administrative expense (note 3) ..........      (155,804)      (177,548)      (284,020)
   Transfer gain (loss) and transfer fees .........................         7,649          2,758          1,399
  Interfund transfers .............................................     1,003,064        (33,179)        71,927
                                                                      -----------      ---------      ---------
 Increase in net assets from capital transactions .................     1,151,259        369,557        487,348
                                                                      -----------      ---------      ---------
 Increase in net assets ...........................................     2,010,103        925,572      1,146,958
 Net assets at beginning of period ................................     2,532,006      3,358,073      5,100,225
                                                                      -----------      ---------      ---------
 Net assets at end of period ......................................   $ 4,542,109      4,283,645      6,247,183
                                                                      ===========      =========      =========

           See accompanying notes to unaudited financial statements.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE PERIOD ENDED JUNE 30, 1999
                                  (UNAUDITED)

                                                                              JANUS ASPEN SERIES (CONTINUED)
                                                              --------------------------------------------------------------
                                                                                  FLEXIBLE     INTERNATIONAL      CAPITAL
                                                                  BALANCED         INCOME          GROWTH      APPRECIATION
                                                                 PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                              --------------- --------------- --------------- --------------
                                                                 SIX MONTHS      SIX MONTHS      SIX MONTHS     SIX MONTHS
                                                               ENDED 6/30/99   ENDED 6/30/99   ENDED 6/30/99   ENDED 6/30/99
                                                              --------------- --------------- --------------- --------------
 Increase (decrease) in net assets
 From operations:
  Net investment income (expense) ...........................   $   13,177          5,778             (802)           (60)
  Net realized gain .........................................       43,866             84           18,523         57,385
  Unrealized appreciation (depreciation) on investments .....      111,789         (7,769)          73,202          4,146
                                                                ----------        -------        ---------      ---------
 Increase (decrease) in net assets from operations ..........      168,832         (1,907)          90,923         61,471
                                                                ----------        -------        ---------      ---------
 From capital transactions:
  Net premiums ..............................................      226,819         44,574          140,622        271,036
  Loan interest .............................................          (96)            --               49             (4)
  Transfers (to) from the general account of GE Life & Annuity:
     Death benefits .........................................           --             --               --             --
     Surrenders .............................................      (11,408)        (4,556)          (8,148)          (303)
     Loans ..................................................       (3,751)            --          (28,129)        (2,592)
     Cost of insurance and administrative expense
      (note 3) ..............................................      (85,471)       (11,367)         (52,141)       (39,278)
     Transfer gain (loss) and transfer fees .................         (251)            13            2,597         (1,027)
  Interfund transfers .......................................      204,601         51,070          112,945        667,422
                                                                ----------        -------        ---------      ---------
 Increase in net assets from capital transactions ...........      330,443         79,734          167,795        895,254
                                                                ----------        -------        ---------      ---------
 Increase in net assets .....................................      499,275         77,827          258,718        956,725
 Net assets at beginning of period ..........................    1,319,184         99,244          836,986        232,224
                                                                ----------        -------        ---------      ---------
 Net assets at end of period ................................   $1,818,459        177,071        1,095,704      1,188,949
                                                                ==========        =======        =========      =========

           See accompanying notes to unaudited financial statements.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                         NOTES TO FINANCIAL STATEMENTS

                                 JUNE 30, 1999

                                  (UNAUDITED)


(1) DESCRIPTION OF ENTITY

     GE Life & Annuity Separate Account II (the Account) is a separate investment account established in 1986 by GE Life and Annuity Assurance Company (GE Life & Annuity) under the laws of the Commonwealth of Virginia. The Account operates as a unit investment trust under the Investment Company Act of 1940. The Account is used to fund certain benefits for flexible premium variable life insurance policies issued by GE Life & Annuity. GE Life and Annuity Assurance Company is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. A majority of the capital stock of GE Life & Annuity is owned by General Electric Capital Assurance Company. The remaining portion is owned by GE Financial Assurance Holdings, Inc. General Electric Capital Assurance Company and GE Financial Assurance Holdings, Inc. are indirect, wholly-owned subsidiaries of General Electric Capital Company ("GE Capital"). GE Capital, a diversified financial services company, is a wholly-owned subsidiary of General Electric Company (GE), a New York corporation. Prior to April 1, 1996, GE Life & Annuity was an indirect wholly-owned subsidiary of Aon Corporation (Aon).

     During first quarter of 1999, a new subdivision was added to the Account, for both Type I and Type II policies (see note 2). The Premier Growth Equity Fund invests solely in a designated portfolio of the GE Investments Funds, Inc and is a series type mutual fund.


(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


     (A) UNIT CLASS

     There are two unit classes included in the Account. Type I units are sold under policy form P1096. Type II units are sold under policy form P1250. Type II unit sales began in the first half of 1998.


     (B) INVESTMENTS

     Investments are stated at fair value which is based on the underlying net asset value per share of the respective portfolios or funds. Purchases and sales of investments are recorded on the trade date and income distributions are recorded on the ex-dividend date. Realized gains and losses on investments are determined on the average cost basis. The units and unit values are disclosed as of the last business day in the applicable year or period.

     The aggregate cost of the investments acquired and the aggregate proceeds of investments sold, for the six months or lesser period ended June 30, 1999, were:



                                          COST OF         PROCEEDS
                                          SHARES            FROM
FUND/PORTFOLIO                           ACQUIRED        SHARES SOLD
-----------------------------------   --------------   --------------
GE Investment Funds, Inc.:
 S&P 500 Index ....................    $ 2,310,138      $ 1,152,064
 Money Market .....................      8,191,449        7,559,918
 Total Return .....................        153,717          276,589
 International Equity .............         74,833           25,663
 Real Estate Securities ...........        132,063           85,084
 Global Income ....................          8,706            3,954
 Value Equity .....................        117,916          113,036
 Income ...........................         34,554           33,191
 U.S. Equity ......................         91,492           19,272
 Premier Growth Equity ............            251               21
Oppenheimer Variable Account Funds:
 Bond .............................        119,213           56,866
 Capital Appreciation .............    $   415,558      $   603,363

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued



                                                   COST OF       PROCEEDS
                                                   SHARES          FROM
FUND/PORTFOLIO                                    ACQUIRED      SHARES SOLD
---------------------------------------------   ------------   ------------
 Aggressive Growth ..........................    $  415,558     $  603,363
 Capital Appreciation .......................       730,005        395,897
 High Income ................................       410,263        205,780
 Multiple Strategies ........................       176,994         76,198
Variable Insurance Products Fund:
 Equity-Income ..............................     1,357,794      1,223,810
 Growth .....................................     2,619,100      2,195,707
 Overseas ...................................       560,145        220,924
Variable Insurance Products Fund II:
 Asset Manager ..............................       606,417        316,447
 Contrafund .................................     2,089,937      1,530,747
Variable Insurance Products Fund III:
 Growth & Income ............................       346,322         78,004
 Growth Opportunties ........................       136,058         37,870
Goldman Sachs Variable Insurance Trust:
 Growth and Income ..........................         8,288          4,823
 Mid Cap Value ..............................         8,227         48,533
Janus Aspen Series:
 Aggressive Growth ..........................     3,138,628      1,823,158
 Growth .....................................     1,250,413        858,654
 Worldwide Growth ...........................     1,131,974        657,363
 Balanced ...................................       582,361        215,005
 Flexible Income ............................       110,351         23,884
 International Growth .......................       499,595        329,004
 Capital Appreciation .......................     2,927,006      2,051,769
Federated Insurance Series:
 Utility Fund II ............................       132,820         58,779
 High Income Bond Fund II ...................       115,654         23,890
 American Leaders Fund II ...................       250,900        116,252
The Alger American Fund:
 Small Capitalization .......................       666,835        207,343
 Growth .....................................     3,331,952      2,751,445
PBHG Insurance Series Fund, Inc.:
 PBHG Large Cap Growth ......................        49,567         16,096
 PBHG Growth II .............................        30,340         15,057
Salomon Brothers Variable Series Funds, Inc.:
 Strategic Bond .............................         2,322            253
 Investors ..................................           890            218
 Total Return ...............................            18             12

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued


     (C) CAPITAL TRANSACTIONS

     The increase (decrease) in outstanding units from capital transactions for the six months or lesser period ended June 30, 1999 is as follows:



                                                                  GE INVESTMENTS FUNDS, INC.
                                                                  --------------------------
                                                                     S&P 500       MONEY
                                                                      INDEX        MARKET
                                                                       FUND         FUND
                                                                  ------------- -----------
Type I Units
Units outstanding at December 31, 1998 ..........................    85,784       117,698
                                                                     ------       -------
From capital transactions:
  Net premiums ..................................................     6,936        17,021
  Loan Interest .................................................        (4)         (178)
  Transfers (to) from the general acct. of GE Life & Annuity:
   Death benefits ...............................................      (176)           --
   Surrenders ...................................................    (1,080)         (587)
   Loans ........................................................      (753)       (2,917)
   Cost of insurance ............................................    (3,751)       (6,079)
  Interfund transfers ...........................................     1,873         3,403
                                                                     ------       -------
Net increase (decrease) in units resulting from capital
  transactions ..................................................     3,045        10,663
                                                                     ------       -------
Units outstanding at June 30, 1999 ..............................    88,829       128,361
                                                                     ======       =======



                                                                    GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                                                  -----------------------------------------
                                                                      TOTAL     INTERNATIONAL   REAL ESTATE
                                                                     RETURN         EQUITY      SECURITIES
                                                                      FUND           FUND          FUND
                                                                  ------------ --------------- ------------
Type I Units
Units outstanding at December 31, 1998 ..........................   110,519          7,412        17,514
                                                                    -------         ------        ------
From capital transactions:
  Net premiums ..................................................     2,221            622         2,793
  Loan Interest .................................................        (6)             1             2
  Transfers (to) from the general acct. of GE Life & Annuity:
   Death benefits ...............................................       (44)            --            --
   Surrenders ...................................................      (381)           (37)         (332)
   Loans ........................................................      (258)            (5)          (27)
   Cost of insurance ............................................    (5,086)          (274)       (1,268)
  Interfund transfers ...........................................      (212)          (419)         (709)
                                                                    -------         ------        ------
Net increase (decrease) in units resulting from capital
  transactions ..................................................    (3,766)          (112)          459
                                                                    -------         ------        ------
Units outstanding at June 30, 1999 ..............................   106,753          7,300        17,973
                                                                    =======         ======        ======


                                                                     GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                                               ---------------------------------------------------
                                                                GLOBAL       VALUE
                                                                INCOME       EQUITY        INCOME      U.S. EQUITY
                                                                 FUND         FUND          FUND          FUND
                                                               --------   -----------   -----------   ------------
Type I Units
Units outstanding at December 31, 1998 .....................    3,010         5,086        40,200           18
                                                                -----        ------        ------          ---
From capital transactions:
 Net premiums ..............................................      111           709         2,115           64
 Loan Interest .............................................       --             3            --           --
 Transfers (to) from the general acct. of GE Life & Annuity:
   Death benefits ..........................................       --            --            --           --
   Surrenders ..............................................     (101)         (245)         (242)          --
   Loans ...................................................       --            (6)         (165)          --
   Cost of insurance .......................................     (135)         (385)       (1,107)         (42)
 Interfund transfers .......................................       --         2,331          (437)           8
                                                                -----        ------        ------          ---
Net increase (decrease) in units resulting from capital
 transactions ..............................................     (125)        2,407           164           30
                                                                -----        ------        ------          ---
Units outstanding at June 30, 1999 .........................    2,885         7,493        40,364           48
                                                                =====        ======        ======          ===

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued

                                                                           OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                             ---------------------------------------------------------------
                                                                          AGGRESSIVE      CAPITAL        HIGH      MULTIPLE
                                                                 BOND       GROWTH     APPRECIATION     INCOME    STRATEGIES
                                                               FUND/VA      FUND/VA       FUND/VA      FUND/VA     FUND/VA
                                                             ----------- ------------ -------------- ----------- -----------
Type I Units
Units outstanding at December 31, 1998 .....................   17,239       81,128        59,419        52,371     24,858
                                                               ------       ------        ------        ------     ------
From capital transactions:
 Net premiums ..............................................    1,949        6,693         4,813         4,876      1,378
 Loan Interest .............................................        4           21            16             3          8
 Transfers (to) from the general acct. of GE Life & Annuity:
    Death benefits .........................................       --          (28)           --            --         --
    Surrenders .............................................     (461)      (1,376)       (1,057)       (1,019)      (158)
    Loans ..................................................       (4)      (3,283)         (449)         (933)      (172)
    Cost of insurance ......................................     (761)      (3,086)       (2,070)       (2,301)      (642)
 Interfund transfers .......................................      (24)      (2,628)         (786)         (488)      (405)
                                                               -------      ------        ------        ------     ------
Net increase (decrease) in units resulting from capital
 transactions ..............................................      703       (3,687)          467           138          9
                                                               ------       ------        ------        ------     ------
Units outstanding at June 30, 1999 .........................   17,942       77,441        59,886        52,509     24,867
                                                               ======       ======        ======        ======     ======


                                                                GOLDMAN SACHS VARIABLE     SALOMON BROTHERS VARIABLE
                                                                   INSURANCE TRUST             SERIES FUND, INC.
                                                               ------------------------   --------------------------
                                                                GROWTH AND     MID CAP
                                                                  INCOME        VALUE              INVESTORS
                                                                   FUND          FUND                FUND
                                                               ------------   ---------   --------------------------
Type I Units
Units outstanding at December 31, 1998 .....................          81           --                 126
                                                                   -----         ----                ----
From capital transactions: .................................
 Net premiums ..............................................          --           --                  --
 Loan Interest .............................................          --           --                  --
 Transfers (to) from the general acct. of GE Life & Annuity:
    Death benefits .........................................          --           --                  --
    Surrenders .............................................          --           --                  --
    Loans ..................................................          --           --                  --
    Cost of insurance ......................................          (8)          (3)                 (7)
 Interfund transfers .......................................         (73)         660                  --
                                                                   -----         ----                ----
Net increase (decrease) in units resulting from capital
 transactions ..............................................         (81)         657                  (7)
                                                                   -----         ----                ----
Units outstanding at June 30, 1999 .........................          --          657                 119
                                                                   =====         ====                ====

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued

                                                                                                VARIABLE INSURANCE
                                                          VARIABLE INSURANCE PRODUCTS FUND       PRODUCTS FUND II
                                                        ------------------------------------- -----------------------
                                                            EQUITY                               ASSET
                                                            INCOME       GROWTH     OVERSEAS     MANGER    CONTRAFUND
                                                          PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
                                                        ------------- ----------- ----------- ----------- -----------
Type I Units
Units outstanding at December 31, 1998 ................   144,137       129,808      75,355     158,102     119,940
                                                          -------       -------      ------     -------     -------
From capital transactions:
 Net premiums .........................................    16,671         7,250       5,638       7,113       5,947
 Loan Interest ........................................        (8)          (12)         16          22         (16)
 Transfers (to) from the general acct. of
   GE Life & Annuity:
    Death benefits ....................................       (79)          (63)        (48)         --          --
    Surrenders ........................................    (1,903)       (2,630)       (600)       (699)     (1,182)
    Loans .............................................    (1,787)       (1,453)       (954)       (888)       (483)
    Cost of insurance .................................    (6,518)       (4,480)     (2,478)     (4,829)     (3,178)
 Interfund transfers ..................................   (12,489)       (9,849)      5,237      (2,910)       (287)
                                                          -------       -------      ------     -------     -------
Net increase (decrease) in units resulting from capital
 transactions .........................................    (6,113)      (11,237)      6,811      (2,191)        801
                                                          -------       -------      ------     -------     -------
Units outstanding at June 30, 1999 ....................   138,024       118,571      82,166     155,911     120,741
                                                          =======       =======      ======     =======     =======


                                                                      VARIABLE INSURANCE PRODUCTS
                                                                               FUND III
                                                                      --------------------------
                                                                        GROWTH &      GROWTH
                                                                         INCOME    OPPORTUNITIES
                                                                       PORTFOLIO     PORTFOLIO
                                                                      ----------- --------------
Type I Units
Units outstanding at December 31, 1998 ..............................    16,824       16,281
                                                                         ------       ------
From capital transactions:
 Net premiums .......................................................     2,152        1,603
 Loan Interest ......................................................        --           10
 Transfers (to) from the general acct. of GE Life & Annuity:
   Death benefits ...................................................        --           --
   Surrenders .......................................................       (61)         (26)
   Loans ............................................................       (36)          --
   Cost of insurance ................................................    (1,062)        (953)
 Interfund transfers ................................................     1,230          595
                                                                         ------       ------
Net increase (decrease) in units resulting from capital transactions      2,223        1,229
                                                                         ------       ------
Units outstanding at June 30, 1999 ..................................    19,047       17,510
                                                                         ======       ======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued

                                                                  FEDERATED INSURANCE SERIES           ALGER AMERICAN FUND
                                                              ----------------------------------- -----------------------------
                                                                             HIGH
                                                               AMERICAN     INCOME                      SMALL
                                                                LEADERS      BOND       UTILITY    CAPITALIZATION     GROWTH
                                                                FUND II     FUND II     FUND II       PORTFOLIO      PORTFOLIO
                                                              ---------- ------------ ----------- ---------------- ------------
 Type I Units
 Units outstanding at December 31, 1998 .....................   13,408        9,252      11,455        89,097          85,556
                                                                ------      -------     -------       -------         -------
 From capital transactions:
  Net premiums ..............................................    1,530        1,522       1,037         7,011          10,036
  Loan Interest .............................................        2           (9)         (1)            2               3
  Transfers (to) from the general acct. of GE Life & Annuity:
    Death benefits ..........................................       --           --          --            --              --
    Surrenders ..............................................     (431)        (155)        (59)       (1,223)           (707)
    Loans ...................................................        2           (7)         --        (1,672)           (372)
    Cost of insurance .......................................     (691)        (549)       (495)       (3,788)         (3,477)
    Interfund transfers .....................................     (982)         137         (43)       17,255         (13,743)
                                                                ------      -------     -------       -------         -------
 Net increase (decrease) in units resulting from capital
  transactions ..............................................     (570)         939         439        17,585          (8,260)
                                                                ------      -------     -------       -------         -------
 Units outstanding at June 30, 1999 .........................   12,838       10,191      11,894       106,682          77,296
                                                                ======      =======     =======       =======         =======


                                                                               PBHG INSURANCE SERIES
                                                                                       FUND,
                                                                                       INC.
                                                                             -------------------------
                                                                              PBHG LARGE       PBHG
                                                                              CAP GROWTH     GROWTH II
                                                                               PORTFOLIO     PORTFOLIO
                                                                             ------------   ----------
Type I Units
Units outstanding at December 31, 1998 ...................................      4,470         2,779
                                                                                -----         -----
From capital transactions:
 Net premiums ............................................................        674         1,212
 Loan Interest ...........................................................          9            --
 Transfers (to) from the general acct. of GE Life & Annuity:
   Death benefits ........................................................         --            --
   Surrenders ............................................................        (33)         (192)
   Loans .................................................................         --            --
   Cost of insurance .....................................................       (274)         (291)
 Interfund transfers .....................................................        379           (25)
                                                                                -----         -----
Net increase (decrease) in units resulting from capital transactions .....        755           704
                                                                                -----         -----
Units outstanding at June 30, 1999 .......................................      5,225         3,483
                                                                                =====         =====

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued

                                                                                  JANUS ASPEN SERIES
                                                               --------------------------------------------------------
                                                                AGGRESSIVE                   WORLDWIDE
                                                                  GROWTH         GROWTH        GROWTH        BALANCED
                                                                 PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                               ------------   -----------   -----------   -------------
Type I Units
Units outstanding at December 31, 1998 .....................      97,529        127,165       189,590        53,591
                                                                  ------        -------       -------        ------
From capital transactions:
 Net premiums ..............................................       7,294         14,333        16,264         3,668
 Loan Interest .............................................          24            (26)          (46)           (5)
 Transfers (to) from the general acct. of GE Life & Annuity:
   Death benefits ..........................................          --            (72)
   Surrenders ..............................................      (1,140)        (1,560)       (2,101)         (476)
   Loans ...................................................      (4,823)        (1,781)       (1,035)          (56)
   Cost of insurance .......................................      (3,956)        (5,462)       (8,427)       (2,520)
 Interfund transfers .......................................      28,724        (10,181)         (785)        6,399
                                                                  ------        -------       -------        ------
Net increase (decrease) in units resulting from capital
 transactions ..............................................      26,123         (4,749)        3,870         7,010
                                                                  ------        -------       -------        ------
Units outstanding at June 30, 1999 .........................     123,652        122,416       193,460        60,601
                                                                 =======        =======       =======        ======


                                                                      JANUS ASPEN SERIES (CONTINUED)
                                                               ---------------------------------------------
                                                                 FLEXIBLE     INTERNATIONAL       CAPITAL
                                                                  INCOME          GROWTH        APPRECIATION
                                                                PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                               -----------   ---------------   -------------
Type I Units
Units outstanding at December 31, 1998 .....................      6,812           30,755           8,215
                                                                  -----           ------          ------
From capital transactions:
 Net premiums ..............................................      1,051            4,799           1,119
 Loan Interest .............................................         --                4              --
 Transfers (to) from the general acct. of GE Life & Annuity:
   Death benefits ..........................................         --               --              --
   Surrenders ..............................................       (333)            (616)            (12)
   Loans ...................................................         --             (303)           (102)
   Cost of insurance .......................................       (612)          (2,327)           (556)
 Interfund transfers .......................................        579           (1,423)
                                                                  -----           ------          ------
Net increase (decrease) in units resulting from capital
 transactions ..............................................        685              134          17,920
                                                                  -----           ------          ------
Units outstanding at June 30, 1999 .........................      7,497           30,889          26,135
                                                                  =====           ======          ======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued

                                                                                GE INVESTMENTS FUNDS, INC.
                                                              ---------------------------------------------------------------
                                                                S&P 500       MONEY       TOTAL   INTERNATIONAL   REAL ESTATE
                                                                 INDEX        MARKET     RETURN       EQUITY      SECURITIES
                                                                  FUND         FUND       FUND         FUND          FUND
                                                              ----------- ------------- -------- --------------- ------------
 Type II Units
 Units outstanding at December 31, 1998 .....................    15,084       121,526    4,217          409         5,002
                                                                 ------      --------    -----        -----         -----
 From capital transactions:
  Net premiums ..............................................    13,399       164,355    1,263        3,916           993
  Loan Interest .............................................        --            --       --           --            --
  Transfers (to) from the general acct. of GE Life & Annuity:
   Death benefits ...........................................        --            --       --           --            --
   Surrenders ...............................................       (51)          (61)      --           --            --
   Loans ....................................................      (474)       (4,880)      --           --            --
   Cost of insurance ........................................    (2,175)       (6,977)    (469)        (528)         (483)
  Interfund transfers .......................................     7,233      (121,533)      78           --         2,220
                                                                 ------      --------    -----        -----         -----
 Net increase (decrease) in units resulting from capital
  transactions ..............................................    17,932        30,904      872        3,388         2,730
                                                                 ------      --------    -----        -----         -----
 Units outstanding at June 30, 1999 .........................    33,016       152,430    5,089        3,797         7,732
                                                                 ======      ========    =====        =====         =====


                                                                            GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                                               ----------------------------------------------------------------
                                                                GLOBAL       VALUE                     U.S.          PREMIER
                                                                INCOME       EQUITY      INCOME       EQUITY      GROWTH EQUITY
                                                                 FUND         FUND        FUND         FUND           FUND
                                                               --------   -----------   --------   -----------   --------------
Type II Units
Units outstanding at December 31, 1998 .....................      110        10,103        204        4,739             --
                                                                 ----        ------        ---       -------          ----
From capital transactions:
 Net premiums ..............................................      397         1,939        193        6,546              1
 Loan Interest .............................................       --            --         --           --             --
 Transfers (to) from the general acct. of GE Life & Annuity:
   Death benefits ..........................................       --            --         --           --             --
   Surrenders ..............................................       --            --         --           (1)            --
   Loans ...................................................       --        (1,383)        --           --             --
   Cost of insurance .......................................     (100)         (762)       (97)        (793)            (2)
 Interfund transfers .......................................      265        (1,863)       (10)         501             24
                                                                 ----        ------        ---       -------          ----
Net increase (decrease) in units resulting from capital
 transactions ..............................................      562        (2,069)        86        6,253             23
                                                                 ----        ------        ---       -------          ----
Units outstanding at June 30, 1999 .........................      672         8,034        290       10,992             23
                                                                 ====        ======        ===       =======          ====

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued

                                                                          OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                              -----------------------------------------------------------
                                                                         AGGRESSIVE      CAPITAL       HIGH     MULTIPLE
                                                                 BOND      GROWTH     APPRECIATION    INCOME   STRATEGIES
                                                               FUND/VA     FUND/VA       FUND/VA     FUND/VA    FUND/VA
                                                              --------- ------------ -------------- --------- -----------
 Type II Units
 Units outstanding at December 31, 1998 .....................   2,536      3,128         2,782        1,810      2,190
                                                                -----      -----         -----        -----      -----
 From capital transactions:
  Net premiums ..............................................     468        498         3,212        1,718      1,034
  Loan Interest .............................................      --         --           --            --         --
  Transfers (to) from the general acct. of GE Life & Annuity:
   Death benefits ...........................................      --         --           --            --         --
   Surrenders ...............................................      --         --           --            --         --
   Loans ....................................................      --         --             (1)         --         --
   Cost of insurance ........................................    (612)      (191)        (489)         (249)      (127)
  Interfund transfers .......................................     483         28          485           831         63
                                                                -----      -----         ------       -----      -----
 Net increase (decrease) in units resulting from capital
  transactions ..............................................     339        335         3,207        2,300        970
                                                                -----      -----         ------       -----      -----
 Units outstanding at June 30, 1999 .........................   2,875      3,463         5,989        4,110      3,160
                                                                =====      =====         ======       =====      =====


                                                              GOLDMAN SACHS VARIABLE      SALOMON BROTHERS VARIABLE
                                                                 INSURANCE TRUST              SERIES FUND, INC.
                                                             ------------------------ ---------------------------------
                                                              GROWTH AND    MID CAP    STRATEGIC                TOTAL
                                                                INCOME       VALUE        BOND     INVESTORS    RETURN
                                                                 FUND         FUND        FUND        FUND       FUND
                                                             ------------ ----------- ----------- ----------- ---------
Type II Units
Units outstanding at December 31, 1998 .....................    1,092        10,851        --           --         --
                                                                -----        ------       ---         ----       ----
From capital transactions:
 Net premiums ..............................................      585           107       211            7          3
 Loan Interest .............................................       --            --        --           --         --
 Transfers (to) from the general acct. of GE Life & Annuity:
   Death benefits ..........................................       --            --        --           --         --
   Surrenders ..............................................       --            --        --           --         --
   Loans ...................................................       --            --        --           --         --
   Cost of insurance .......................................     (156)         (231)      (25)          (6)        (2)
 Interfund transfers .......................................       36        (5,443)       18           55         --
                                                                -----        ------       ---         ----       ----
Net increase (decrease) in units resulting from capital
 transactions ..............................................      465        (5,567)      204           56          1
                                                                -----        ------       ---         ----       ----
Units outstanding at June 30, 1999 .........................    1,557         5,284       204           56          1
                                                                =====        ======       ===         ====       ====

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued

                               VARIABLE INSURANCE
                                  PRODUCTS FUND
                                               -----------------------------------
                                                  EQUITY
                                                  INCOME      GROWTH     OVERSEAS
                                                PORTFOLIO   PORTFOLIO   PORTFOLIO
                                               ----------- ----------- -----------
Type II Units
Units outstanding at December 31, 1998 .......    6,380       1,770         571
                                                  -----       -----       -----
From capital transactions:
  Net premiums ...............................    2,711       3,600       2,256
  Loan Interest ..............................       --          --          --
  Transfers (to) from the general acct. of
   GE Life & Annuity:
    Death benefits ...........................       --          --          --
    Surrenders ...............................      (27)        (21)         --
    Loans ....................................       --         (40)         --
    Cost of insurance ........................     (651)       (449)       (355)
  Interfund transfers ........................       90         766         355
                                                  -----       -----       -----
Net increase (decrease) in units resulting
  from capital transactions ..................    2,123       3,856       2,256
                                                  -----       -----       -----
Units outstanding at June 30, 1999 ...........    8,503       5,626       2,827
                                                  =====       =====       =====



                                                  VARIABLE INSURANCE        VARIABLE INSURANCE
                                                   PRODUCTS FUND II         PRODUCTS FUND III
                                               ------------------------ --------------------------
                                                  ASSET                   GROWTH &      GROWTH
                                                 MANAGER    CONTRAFUND     INCOME    OPPORTUNITIES
                                                PORTFOLIO    PORTFOLIO   PORTFOLIO     PORTFOLIO
                                               ----------- ------------ ----------- --------------
Type II Units
Units outstanding at December 31, 1998 .......    1,278       15,627        8,796       2,482
                                                  -----       ------        -----       -----
From capital transactions:
  Net premiums ...............................      788        8,863        8,038       2,956
  Loan Interest ..............................       --           --           --          --
  Transfers (to) from the general acct. of
   GE Life & Annuity:
    Death benefits ...........................       --           --           --          --
    Surrenders ...............................       --          (25)          --          --
    Loans ....................................       --         (470)          --          --
    Cost of insurance ........................     (107)      (1,344)      (1,335)       (729)
  Interfund transfers ........................       16        6,501        6,308       2,513
                                                  -----       ------       ------       -----
Net increase (decrease) in units resulting
  from capital transactions ..................      697       13,525       13,011       4,740
                                                  -----       ------       ------       -----
Units outstanding at June 30, 1999 ...........    1,975       29,152       21,807       7,222
                                                  =====       ======       ======       =====


                                                      FEDERATED INSURANCE SERIES
                                                 ------------------------------------
                                                   AMERICAN        HIGH
                                                    LEADERS    INCOME BOND   UTILITY
                                                    FUND II      FUND II     FUND II
                                                 ------------ ------------- ---------
Type II Units
Units outstanding at December 31, 1998 .........    5,255         1,037       1,350
                                                    ------        -----       -----
From capital transactions:
  Net premiums .................................    7,317         2,130       2,146
  Loan Interest ................................       --            --          --
  Transfers (to) from the general acct. of
   GE Life & Annuity:
    Death benefits .............................       --            --          --
    Surrenders .................................       (1)           --          --
    Loans ......................................       (2)           --        (575)
    Cost of insurance ..........................     (629)         (303)       (184)
  Interfund transfers ..........................     (508)        1,958         801
                                                    -------       -----       -----
Net increase (decrease) in units resulting
  from capital transactions ....................    6,177         3,785       2,188
                                                    -------       -----       -----
Units outstanding at June 30, 1999 .............    11,432        4,822       3,538
                                                    =======       =====       =====



                                                                                  PBHG INSURANCE
                                                     ALGER AMERICAN FUND         SERIES FUND, INC.
                                                 ---------------------------- -----------------------
                                                       SMALL                   PBHG LARGE     PBHG
                                                  CAPITALIZATION     GROWTH    CAP GROWTH   GROWTH II
                                                     PORTFOLIO     PORTFOLIO    PORTFOLIO   PORTFOLIO
                                                 ---------------- ----------- ------------ ----------
Type II Units
Units outstanding at December 31, 1998 .........      5,744           6,090       665        3,215
                                                      -----           -----       -----      -----
From capital transactions:
  Net premiums .................................      2,424          13,175      1,027         341
  Loan Interest ................................         --              --        --           --
  Transfers (to) from the general acct. of
   GE Life & Annuity:
    Death benefits .............................         --              --        --           --
    Surrenders .................................         --             (34)       --           --
    Loans ......................................         --              --          (2)        --
    Cost of insurance ..........................       (778)         (1,430)     (309)        (167)
  Interfund transfers ..........................      2,493          12,237       701          342
                                                      -----          ------      ------      -----
Net increase (decrease) in units resulting
  from capital transactions ....................      4,139          23,948      1,417         516
                                                      -----          ------      ------      -----
Units outstanding at June 30, 1999 .............      9,883          30,038      2,082       3,731
                                                      =====          ======      ======      =====

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued

                                                           JANUS ASPEN SERIES
                                                  ------------------------------------
                                                   AGGRESSIVE               WORLDWIDE
                                                     GROWTH       GROWTH      GROWTH
                                                    PORTFOLIO   PORTFOLIO   PORTFOLIO
                                                  ------------ ----------- -----------
Type II Units
Units outstanding at December 31, 1998 ..........    11,987       10,349      18,923
                                                     ------       ------      ------
From capital transactions:
  Net premiums ..................................    10,141       12,413      15,210
  Loan Interest .................................        --           --          --
  Transfers (to) from the general acct. of GE
   Life & Annuity:
    Death benefits ..............................        --           --          --
    Surrenders ..................................        --          (51)        (54)
    Loans .......................................        --          (32)     (1,252)
    Cost of insurance ...........................    (1,610)      (1,927)     (2,581)
  Interfund transfers ...........................     6,630        7,718       3,547
                                                     ------       ------      ------
Net increase (decrease) in units resulting from
  capital transactions ..........................    15,161       18,121      14,870
                                                     ------       ------      ------
Units outstanding at June 30, 1999 ..............    27,148       28,470      33,793
                                                     ======       ======      ======



                                                                   JANUS ASPEN SERIES
                                                  -----------------------------------------------------
                                                                FLEXIBLE   INTERNATIONAL     CAPITAL
                                                    BALANCED     INCOME        GROWTH      APPRECIATION
                                                   PORTFOLIO   PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                  ----------- ----------- --------------- -------------
Type II Units
Units outstanding at December 31, 1998 ..........    12,867        432         21,361          3,549
                                                     ------      -----         ------         ------
From capital transactions:
  Net premiums ..................................     7,032      2,197          4,704         10,082
  Loan Interest .................................        --         --             --             --
  Transfers (to) from the general acct. of GE
   Life & Annuity:
    Death benefits ..............................        --         --             --             --
    Surrenders ..................................       (63)        --             --             --
    Loans .......................................      (121)        --         (1,471)            --
    Cost of insurance ...........................    (1,514)      (218)        (1,302)        (1,047)
  Interfund transfers ...........................     3,259      3,141          8,039          9,358
                                                     ------      -----         ------         ------
Net increase (decrease) in units resulting from
  capital transactions ..........................     8,593      5,120          9,970         18,393
                                                     ------      -----         ------         ------
Units outstanding at June 30, 1999 ..............    21,460      5,552         31,331         21,942
                                                     ======      =====         ======         ======

     (D) FEDERAL INCOME TAXES

     The Account is not taxed separately because the operations of the Account are part of the total operations of GE Life & Annuity. GE Life & Annuity is taxed as a life insurance company under the Internal Revenue Code (the Code). GE Life & Annuity is included in the General Electric Capital Assurance Company consolidated federal income tax return. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Account.


     (E) USE OF ESTIMATES

     Financial statements prepared in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect amounts and disclosures reported therein. Actual results could differ from those estimates.


(3) RELATED PARTY TRANSACTIONS

     Net premiums transferred from GE Life & Annuity to the Account represent gross premiums recorded by GE Life & Annuity on its flexible premium variable life insurance policies, less deductions of 7.5% retained as compensation for certain distribution expenses and premium taxes. In addition, there is a deferred sales charge of up to 45% of the first year's premiums. This charge will be deducted from the policy's cash value in equal installments at the beginning of each of the policy years two through ten with any remaining installments deducted at policy lapse or surrender.

     For Type I policies, if a policy is surrendered or lapses during the first nine years, a charge is made by GE Life & Annuity to cover the expenses of issuing the policy. The charge is a stated percentage of the insurance amount and varies by the age of the policyholder when issued and period of time that the policy has been in force. A charge equal to the lesser of $25 or 2% of the amount paid on a partial surrender will be made to compensate GE Life & Annuity for the costs incurred in connection with the partial surrender.

     A charge based on the policy specified amount of insurance, death benefit option, cash values, duration, the insured's sex, issue age and risk class is deducted from the policy cash values each month to compensate GE Life & Annuity for the cost of insurance and any benefits added by rider. In addition, GE Life & Annuity charges the Account for the mortality and expense risk that GE Life & Annuity assumes. This charge is deducted daily at an effective annual rate of
 .70% of the net assets of the Account. For policies issued on or after May 1, 1993, GE Life & Annuity will deduct a monthly administrative charge of $6 from the policy cash value and for policies issued prior to May 1, 1993, GE Life & Annuity will deduct a monthly administrative charge of $5 from the policy cash value.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

(3) RELATED PARTY TRANSACTIONS -- Continued

     GE Investments Funds, Inc. (the Fund) is an open-end diversified management investment company.

     Capital Brokerage Corporation, an affiliate of GE Life & Annuity, is a Washington Corporation registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Capital Brokerage Corporation serves as principal underwriter for variable life insurance policies and annuities issued by GE Life & Annuity.

     GE Investment Management Incorporated (Investment Advisor), a wholly-owned subsidiary of GE, currently serves as investment advisor to GE Investments Funds, Inc. As compensation for its services, the Investment Advisor is paid an investment advisory fee by the Fund based on the average daily net assets at an effective annual rate of .35% for the S&P 500 Index Fund, .50% for the Money Market, Income Fund and Total Return Funds, 1.00% for the International Equity Fund, .85% for the Real Estate Securities Fund, .60% for the Global Income Fund,
 .55% for the U.S. Equity Fund, and .65% for the Value Equity and Premier Growth Equity Funds. Prior to May 1, 1997, Aon Advisors, Inc. served as investment advisor to the Fund and was subject to the same compensation arrangement as GE Investment Management Incorporated.

     Certain officers and directors of GE Life & Annuity are also officers and directors of Capital Brokerage Corporation.

                     LIFE OF VIRGINIA SEPARATE ACCOUNT II


                             FINANCIAL STATEMENTS


                         YEAR ENDED DECEMBER 31, 1998
                  (WITH INDEPENDENT AUDITORS' REPORT THEREON)

                     LIFE OF VIRGINIA SEPARATE ACCOUNT II

                               TABLE OF CONTENTS

                               DECEMBER 31, 1998



                                                    PAGE
                                                   -----
Independent Auditors' Report ...................     1
Financial Statements:
 Statements of Assets and Liabilities ..........     2
 Statements of Operations ......................     8
 Statements of Changes in Net Assets ...........    19
Notes to Financial Statements ..................    32

                         INDEPENDENT AUDITORS' REPORT

Policyholders
Life of Virginia Separate Account II
and
The Board of Directors
The Life Insurance Company of Virginia:

     We have audited the accompanying statements of assets and liabilities of Life of Virginia Separate Account II (the Account) (comprising the GE Investments Funds, Inc. -- S&P 500 Index, Money Market, Total Return, International Equity, Real Estate Securities, Global Income, Value Equity, Income, and U.S. Equity Funds; the Oppenheimer Variable Account Funds -- Bond, Capital Appreciation, Growth, High Income and Multiple Strategies Funds; the Variable Insurance Products Fund -- Equity-Income, Growth and Overseas Portfolios; the Variable Insurance Products Fund II -- Asset Manager and Contrafund Portfolios; the Variable Insurance Products Fund III -- Growth & Income and Growth Opportunities Portfolios; the Federated Investors Insurance Series -- American Leaders, High Income Bond and Utility Funds II; the Alger American Fund -- Small Cap and Growth Portfolios; the PBHG Insurance Series Fund -- PBHG Large Cap Growth and PBHG Growth II Portfolios; the Janus Aspen Series -- Aggressive Growth, Growth, Worldwide Growth, Balanced, Flexible Income, International Growth and Capital Appreciation Portfolios; the Goldman Sachs Variable Insurance Trust Fund -- Growth and Income and Mid Cap Equity Funds; and the Salomon Brothers Variable Series Investors Fund) as of December 31, 1998 and the related statements of operations and changes in net assets for the aforementioned funds and the GE Investments Funds, Inc. Government Securities Fund; the Oppenheimer Variable Account Money Fund; the Variable Insurance Products Fund -- Money Market and High Income Portfolios; and the Neuberger & Berman Advisers Management Trust -- Balanced, Bond and Growth Portfolios, of Life of Virginia Separate Account II for each of the years or lesser periods in the three year period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Life of Virginia Separate Account II as of December 31, 1998 and the results of their operations and changes in their net assets for each of the years or lesser periods in the three year period then ended in conformity with generally accepted accounting principles.


                                                         KPMG LLP



Richmond, Virginia
February 12, 1999

                      LIFE OF VIRGINIA SEPARATE ACCOUNT II

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

                                                      GE INVESTMENTS FUNDS, INC.
                                    -------------------------------------------------------------
                                        S&P 500          MONEY          TOTAL      INTERNATIONAL
                                         INDEX          MARKET         RETURN          EQUITY
                                          FUND           FUND           FUND            FUND
ASSETS                              --------------- -------------- -------------- ---------------
Investment in GE
 Investments Funds, Inc.,
 at fair value (note 2):
 S&P 500 Index Fund
   (223,402 shares;
   cost -- $4,451,453).............   $ 5,296,854             --             --            --
 Money Market Fund
   (4,079,103 shares;
   cost -- $4,079,100).............            --      4,079,103             --            --
 Total Return Fund
   (279,426 shares;
   cost -- $4,226,852).............            --             --      4,096,383            --
 International Equity Fund
   (9,802 shares;
   cost -- $114,478)...............            --             --             --       116,545
 Real Estate Securities
   Fund (29,793 shares;
   cost -- $409,691)...............            --             --             --            --
 Global Income Fund
   (3,531 shares;
   cost -- $36,192)................            --             --             --            --
 Value Equity Fund
   (15,742 shares;
   cost -- $202,399)...............            --             --             --            --
 Income Fund
   (35,461 shares;
   cost -- $432,645)...............            --             --             --            --
 U.S. Equity Fund
   (1,521 shares;
   cost -- $47,666)................            --             --             --            --
Receivable from affiliate .........            77          1,752             --            --
Receivable for units sold .........        16,301         12,648            184           368
                                      -----------      ---------      ---------       -------
   TOTAL ASSETS ...................     5,313,232      4,093,503      4,096,567       116,913
                                      -----------      ---------      ---------       -------
LIABILITIES
Accrued expenses payable to
 affiliate (note 3) ...............         5,552         21,761         18,864         1,164
Payable for units
 withdrawn ........................            --            151             --            --
                                      -----------      ---------      ---------       -------
   TOTAL LIABILITIES ..............         5,552         21,912         18,864         1,164
                                      -----------      ---------      ---------       -------
Net assets attributable
 to variable life
 policyholders ....................   $ 5,307,680      4,071,591      4,077,703       115,749
                                      ===========      =========      =========       =======
Outstanding units:
 Type I (note 2) ..................        85,784        117,698        110,519         7,412
                                      ===========      =========      =========       =======
Net asset value per unit:
 Type I ...........................   $     52.62          17.02          35.54         14.80
                                      ===========      =========      =========       =======
Outstanding units:
 Type II (note 2) .................        15,084        121,526          4,217           409
                                      ===========      =========      =========       =======
Net asset value per unit:
 Type II ..........................   $     52.62          17.02          35.54         14.80
                                      ===========      =========      =========       =======



                                                      GE INVESTMENTS FUNDS, INC.
                                    ---------------------------------------------------------------
                                     REAL ESTATE     GLOBAL       VALUE                     U.S.
                                      SECURITIES     INCOME      EQUITY       INCOME       EQUITY
                                         FUND         FUND        FUND         FUND         FUND
ASSETS                              ------------- ----------- ------------ ------------ -----------
Investment in GE
 Investments Funds, Inc.,
 at fair value (note 2):
 S&P 500 Index Fund
   (223,402 shares;
   cost -- $4,451,453).............         --           --           --           --          --
 Money Market Fund
   (4,079,103 shares;
   cost -- $4,079,100).............         --           --           --           --          --
 Total Return Fund
   (279,426 shares;
   cost -- $4,226,852).............         --           --           --           --          --
 International Equity Fund
   (9,802 shares;
   cost -- $114,478)...............         --           --           --           --          --
 Real Estate Securities
   Fund (29,793 shares;
   cost -- $409,691)...............    345,304           --           --           --          --
 Global Income Fund
   (3,531 shares;
   cost -- $36,192)................         --       37,177           --           --          --
 Value Equity Fund
   (15,742 shares;
   cost -- $202,399)...............         --           --      213,619           --          --
 Income Fund
   (35,461 shares;
   cost -- $432,645)...............         --           --           --      437,591          --
 U.S. Equity Fund
   (1,521 shares;
   cost -- $47,666)................         --           --           --           --      50,966
Receivable from affiliate .........         --           --           --           --          --
Receivable for units sold .........         --           --           --          127          --
                                       -------       ------      -------      -------      ------
   TOTAL ASSETS ...................    345,304       37,177      213,619      437,718      50,966
                                       -------       ------      -------      -------      ------
LIABILITIES
Accrued expenses payable to
 affiliate (note 3) ...............      1,254        1,046        1,267        4,174          21
Payable for units
 withdrawn ........................          4           --            6           --          --
                                       -------       ------      -------      -------      ------
   TOTAL LIABILITIES ..............      1,258        1,046        1,273        4,174          21
                                       -------       ------      -------      -------      ------
Net assets attributable
 to variable life
 policyholders ....................    344,046       36,131      212,346      433,544      50,945
                                       =======       ======      =======      =======      ======
Outstanding units:
 Type I (note 2) ..................     17,514        3,010        5,086       40,200          18
                                       =======       ======      =======      =======      ======
Net asset value per unit:
 Type I ...........................      15.28        11.58        13.98        10.73       10.71
                                       =======       ======      =======      =======      ======
Outstanding units:
 Type II (note 2) .................      5,002          110       10,103          204       4,739
                                       =======       ======      =======      =======      ======
Net asset value per unit:
 Type II ..........................      15.28        11.58        13.98        10.73       10.71
                                       =======       ======      =======      =======      ======

                      LIFE OF VIRGINIA SEPARATE ACCOUNT II

                               DECEMBER 31, 1998

                                                                 OPPENHEIMER VARIABLE ACCOUNT
                                                                            FUNDS
                                                                 ----------------------------
                                                                                   CAPITAL
                                                                      BOND      APPRECIATION
                                                                      FUND          FUND
ASSETS                                                           ------------- --------------
Investment in Oppenheimer Variable Account Funds, at fair value (note 2):
 Bond Fund (37,053 shares;
   cost -- $437,253)............................................   $ 456,495             --
 Capital Appreciation Fund (85,498 shares;
   cost -- $3,238,301)..........................................          --      3,832,888
 Growth Fund (88,077 shares; cost -- $2,478,265)................          --             --
 High Income Fund (168,523 shares;
   cost -- $1,873,991)..........................................          --             --
 Multiple Strategies Fund (49,753 shares;
   cost -- $770,994)............................................          --             --
Receivable for units sold ......................................      15,535             --
                                                                   ---------      ---------
   TOTAL ASSETS ................................................     472,030      3,832,888
                                                                   ---------      ---------
LIABILITIES
Accrued expenses payable to affiliate (note 3) .................       1,581          4,553
Payable for units withdrawn ....................................          --          1,388
                                                                   ---------      ---------
   TOTAL LIABILITIES ...........................................       1,581          5,941
                                                                   ---------      ---------
Net assets attributable to variable life policyholders .........   $ 470,449      3,826,947
                                                                   =========      =========
Outstanding units: Type I (note 2) .............................      17,239         81,128
                                                                   =========      =========
Net asset value per unit: Type I ...............................   $   23.79          45.42
                                                                   =========      =========
Outstanding units: Type II (note 2) ............................       2,536          3,128
                                                                   =========      =========
Net asset value per unit: Type II ..............................   $   23.79          45.42
                                                                   =========      =========



                                                                    OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                                 -----------------------------------------
                                                                                     HIGH        MULTIPLE
                                                                     GROWTH         INCOME      STRATEGIES
                                                                      FUND           FUND          FUND
ASSETS                                                           -------------- -------------- -----------
Investment in Oppenheimer Variable Account Funds, at
 fair value (note 2):
 Bond Fund (37,053 shares;
   cost -- $437,253)............................................           --             --          --
 Capital Appreciation Fund (85,498 shares;
   cost -- $3,238,301)..........................................           --             --          --
 Growth Fund (88,077 shares; cost -- $2,478,265)................    3,229,796             --          --
 High Income Fund (168,523 shares;
   cost -- $1,873,991)..........................................           --      1,857,122          --
 Multiple Strategies Fund (49,753 shares;
   cost -- $770,994)............................................           --             --     848,291
Receivable for units sold ......................................        2,404             10         398
                                                                    ---------      ---------     -------
   TOTAL ASSETS ................................................    3,232,200      1,857,132     848,689
                                                                    ---------      ---------     -------
LIABILITIES
Accrued expenses payable to affiliate (note 3) .................        3,327          2,341       1,668
Payable for units withdrawn ....................................           --            183         964
                                                                    ---------      ---------     -------
   TOTAL LIABILITIES ...........................................        3,327          2,524       2,632
                                                                    ---------      ---------     -------
Net assets attributable to variable life policyholders .........    3,228,873      1,854,608     846,057
                                                                    =========      =========     =======
Outstanding units: Type I (note 2) .............................       59,419         52,371      24,858
                                                                    =========      =========     =======
Net asset value per unit: Type I ...............................        51.91          34.23       31.28
                                                                    =========      =========     =======
Outstanding units: Type II (note 2) ............................        2,782          1,810       2,190
                                                                    =========      =========     =======
Net asset value per unit: Type II ..............................        51.91          34.23       31.28
                                                                    =========      =========     =======

                      LIFE OF VIRGINIA SEPARATE ACCOUNT II

                               DECEMBER 31, 1998

                                                                                  VARIABLE INSURANCE PRODUCTS FUND
                                                                          -------------------------------------------------
                                                                              EQUITY-
                                                                               INCOME           GROWTH          OVERSEAS
                                                                             PORTFOLIO         PORTFOLIO        PORTFOLIO
ASSETS                                                                    ---------------   --------------   --------------
Investment in Variable Insurance Products Fund, at fair value (note 2):
 Equity-Income Portfolio (264,330 shares; cost -- $5,666,908)..........     $ 6,719,278               --               --
 Growth Portfolio (174,420 shares; cost -- $6,247,564).................              --        7,826,215               --
 Overseas Porfolio (102,010 shares; cost -- $1,886,189)................              --               --        2,045,301
Receivable for units sold .............................................           1,772            6,427            1,058
                                                                            -----------        ---------        ---------
   TOTAL ASSETS .......................................................       6,721,050        7,832,642        2,046,359
                                                                            -----------        ---------        ---------
LIABILITIES
Accrued expenses payable to affiliate (note 3) ........................           7,686            6,389            2,438
Payable for units withdrawn ...........................................             276               --                4
                                                                            -----------        ---------        ---------
   TOTAL LIABILITIES ..................................................           7,962            6,389            2,442
                                                                            -----------        ---------        ---------
Net assets attributable to variable life policyholders ................     $ 6,713,088        7,826,253        2,043,917
                                                                            ===========        =========        =========
Outstanding units: Type I (note 2) ....................................         144,137          129,808           75,355
                                                                            ===========        =========        =========
Net asset value per unit: Type I ......................................     $     44.60            59.48            26.92
                                                                            ===========        =========        =========
Outstanding units: Type II (note 2) ...................................           6,380            1,770              571
                                                                            ===========        =========        =========
Net asset value per unit: Type II .....................................     $     44.60            59.48            26.92
                                                                            ===========        =========        =========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT II

                STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED
                               DECEMBER 31, 1998

                                                                             VARIABLE INSURANCE           VARIABLE INSURANCE
                                                                              PRODUCTS FUND II            PRODUCTS FUND III
                                                                       ------------------------------ --------------------------
                                                                            ASSET                       GROWTH &      GROWTH
                                                                           MANAGER       CONTRAFUND      INCOME    OPPORTUNITIES
                                                                          PORTFOLIO       PORTFOLIO    PORTFOLIO     PORTFOLIO
ASSETS                                                                 --------------- -------------- ----------- --------------
Investment in Variable Insurance Products Fund II, at fair value
 (note 2):
 Asset Manager Portfolio (255,369 shares; cost -- $4,014,285).........   $ 4,637,506             --          --            --
 Contrafund Portfolio (148,371 shares; cost -- $2,959,558)............            --      3,626,193          --            --
Investment in Variable Insurance Product Fund III, at fair value (note 2):
 Growth & Income Portfolio (24,728 shares; cost -- $340,986)..........            --             --     399,352            --
 Growth Opportunities Portfolio (12,572 shares; cost --
   $248,910)..........................................................            --             --          --       287,651
Receivable from affiliate ............................................           112             72          86            --
Receivable for units sold ............................................         3,004         10,286      11,319           104
                                                                         -----------      ---------     -------       -------
   TOTAL ASSETS ......................................................     4,640,622      3,636,551     410,757       287,755
                                                                         -----------      ---------     -------       -------
LIABILITIES
Accrued expenses payable to affiliate (note 3) .......................         4,202          4,691       1,353         1,355
Payable for units withdrawn ..........................................            57             --          --            74
                                                                         -----------      ---------     -------       -------
   TOTAL LIABILITIES .................................................         4,259          4,691       1,353         1,429
                                                                         -----------      ---------     -------       -------
Net assets attributable to variable life policyholders ...............   $ 4,636,363      3,631,860     409,404       286,326
                                                                         ===========      =========     =======       =======
Outstanding units: Type I (note 2) ...................................       158,102        119,940      16,824        16,281
                                                                         ===========      =========     =======       =======
Net asset value per unit: Type I .....................................   $     29.09          26.79       15.98         15.26
                                                                         ===========      =========     =======       =======
Outstanding units: Type II (note 2) ..................................         1,278         15,627       8,796         2,482
                                                                         ===========      =========     =======       =======
Net asset value per unit: Type II ....................................   $     29.09          26.79       15.98         15.26
                                                                         ===========      =========     =======       =======

                      LIFE OF VIRGINIA SEPARATE ACCOUNT II

                               DECEMBER 31, 1998

                                                         FEDERATED INVESTORS
                                                          INSURANCE SERIES
                                              ----------------------------------------
                                                 AMERICAN        HIGH
                                                 LEADERS     INCOME BOND     UTILITY
                                                 FUND II       FUND II       FUND II
ASSETS                                        ------------- ------------- ------------
Investments in Federated Investors Insurance
 Series, at fair value (note 2):
 American Leaders Fund II (14,726 shares;
   cost -- $293,767).........................   $ 319,259           --            --
 High Income Bond Fund II (14,827
   shares; cost -- $158,805).................          --      161,908            --
 Utility Fund II (15,821 shares;
   cost -- $200,123).........................          --           --       241,590
Investment in Alger American, at fair value
 (note 2):
 Small Cap Portfolio (26,644 shares;
   cost -- $1,096,285).......................          --           --            --
 Growth Portfolio (34,324 shares;
   cost -- $1,435,416).......................          --           --            --
Investment in PBHG Insurance Series Fund,
 at fair value (note 2):
 PBHG Large Cap Growth Portfolio (5,165
   shares; cost -- $66,000)..................          --           --            --
 PBHG Growth II Portfolio (5,982 shares;
   cost -- $61,050)..........................          --           --            --
Receivable from affiliate ...................          --           --            16
Receivable for units sold ...................          79           --         7,027
                                                ---------      -------       -------
   TOTAL ASSETS .............................     319,338      161,908       248,633
                                                ---------      -------       -------
LIABILITIES
Accrued expenses payable to affiliate
 (note 3) ...................................       1,324        1,196           715
Payable for units withdrawn .................          --            3            --
                                                ---------      -------       -------
   TOTAL LIABILITIES ........................       1,324        1,199           715
                                                ---------      -------       -------
Net assets attributable to variable life
 policyholders ..............................   $ 318,014      160,709       247,918
                                                =========      =======       =======
Outstanding units: Type I (note 2) ..........      13,408        9,252        11,455
                                                =========      =======       =======
Net asset value per unit: Type I ............   $   17.04        15.62         19.36
                                                =========      =======       =======
Outstanding units: Type II (note 2) .........       5,255        1,037         1,350
                                                =========      =======       =======
Net asset value per unit: Type II ...........   $   17.04        15.62         19.36
                                                =========      =======       =======



                                                                                PBHG INSURANCE
                                                   ALGER AMERICAN FUND           SERIES FUND
                                              ----------------------------- ----------------------
                                                                                PBHG
                                                   SMALL                     LARGE CAP     PBHG
                                                    CAP          GROWTH        GROWTH    GROWTH II
                                                 PORTFOLIO      PORTFOLIO    PORTFOLIO   PORTFOLIO
ASSETS                                        -------------- -------------- ----------- ----------
Investments in Federated Investors Insurance
 Series, at fair value (note 2):
 American Leaders Fund II (14,726 shares;
   cost -- $293,767).........................           --             --          --         --
 High Income Bond Fund II (14,827
   shares; cost -- $158,805).................           --             --          --         --
 Utility Fund II (15,821 shares;
   cost -- $200,123).........................           --             --          --         --
Investment in Alger American, at fair value
 (note 2):
 Small Cap Portfolio (26,644 shares;
   cost -- $1,096,285).......................    1,171,518             --          --         --
 Growth Portfolio (34,324 shares;
   cost -- $1,435,416).......................           --      1,826,744          --         --
Investment in PBHG Insurance Series Fund,
 at fair value (note 2):
 PBHG Large Cap Growth Portfolio (5,165
   shares; cost -- $66,000)..................           --             --      79,742         --
 PBHG Growth II Portfolio (5,982 shares;
   cost -- $61,050)..........................           --             --          --     69,574
Receivable from affiliate ...................           --             --          --         72
Receivable for units sold ...................          464          2,159          --        432
                                                 ---------      ---------      ------     ------
   TOTAL ASSETS .............................    1,171,982      1,828,903      79,742     70,078
                                                 ---------      ---------      ------     ------
LIABILITIES
Accrued expenses payable to affiliate
 (note 3) ...................................        2,587          2,397       1,365      1,196
Payable for units withdrawn .................           --             --          22          4
                                                 ---------      ---------      ------     ------
   TOTAL LIABILITIES ........................        2,587          2,397       1,387      1,200
                                                 ---------      ---------      ------     ------
Net assets attributable to variable life
 policyholders ..............................    1,169,395      1,826,506      78,355     68,878
                                                 =========      =========      ======     ======
Outstanding units: Type I (note 2) ..........       89,097         85,556       4,470      2,779
                                                 =========      =========      ======     ======
Net asset value per unit: Type I ............        12.33          19.93       15.26      11.49
                                                 =========      =========      ======     ======
Outstanding units: Type II (note 2) .........        5,744          6,090         665      3,215
                                                 =========      =========      ======     ======
Net asset value per unit: Type II ...........        12.33          19.93       15.26      11.49
                                                 =========      =========      ======     ======

                      LIFE OF VIRGINIA SEPARATE ACCOUNT II

                               DECEMBER 31, 1998

                                                           JANUS ASPEN SERIES
                                              ---------------------------------------------
                                                 AGGRESSIVE                     WORLDWIDE
                                                   GROWTH         GROWTH         GROWTH
                                                 PORTFOLIO       PORTFOLIO      PORTFOLIO
ASSETS                                        --------------- -------------- --------------
Investment in Janus Aspen Series, at fair
 value (note 2):
 Aggressive Growth Portfolio (91,976
   shares; cost -- $1,998,064)...............   $ 2,537,613             --             --
 Growth Portfolio (142,379 shares;
   cost -- $2,519,886).......................            --      3,351,607             --
 Worldwide Growth Portfolio (175,533
   shares; cost -- $4,110,001)...............            --             --      5,106,255
 Balanced Portfolio (57,619 shares;
   cost -- $1,021,835).......................            --             --             --
 Flexible Income Portfolio (8,248 shares;
   cost -- $99,389)..........................            --             --             --
 International Growth Portfolio (39,359
   shares; cost -- $803,626).................            --             --             --
 Capital Appreciation Portfolio (11,851
   shares; cost -- $190,191).................            --             --             --
Receivable from affiliate ...................            --            235             --
Receivable for units sold ...................           164          9,645          1,128
                                                -----------      ---------      ---------
   TOTAL ASSETS .............................     2,537,777      3,361,487      5,107,383
                                                -----------      ---------      ---------
LIABILITIES
Accrued expenses payable to affiliate
 (note 3) ...................................         5,771          3,414          5,187
Payable for units withdrawn .................            --             --          1,971
                                                -----------      ---------      ---------
   TOTAL LIABILITIES ........................         5,771          3,414          7,158
                                                -----------      ---------      ---------
Net assets attributable to variable life
 policyholders ..............................   $ 2,532,006      3,358,073      5,100,225
                                                ===========      =========      =========
Outstanding units: Type I (note 2) ..........        97,529        127,165        189,590
                                                ===========      =========      =========
Net asset value per unit: Type I ............   $     23.12          24.42          24.46
                                                ===========      =========      =========
Outstanding units: Type II (note 2) .........        11,987         10,349         18,923
                                                ===========      =========      =========
Net asset value per unit: Type II ...........   $     23.12          24.42          24.46
                                                ===========      =========      =========



                                                                 JANUS ASPEN SERIES
                                              --------------------------------------------------------
                                                               FLEXIBLE   INTERNATIONAL     CAPITAL
                                                 BALANCED       INCOME        GROWTH      APPRECIATION
                                                 PORTFOLIO    PORTFOLIO     PORTFOLIO      PORTFOLIO
ASSETS                                        -------------- ----------- --------------- -------------
Investment in Janus Aspen Series, at fair
 value (note 2):
 Aggressive Growth Portfolio (91,976
   shares; cost -- $1,998,064)...............           --          --            --             --
 Growth Portfolio (142,379 shares;
   cost -- $2,519,886).......................           --          --            --             --
 Worldwide Growth Portfolio (175,533
   shares; cost -- $4,110,001)...............           --          --            --             --
 Balanced Portfolio (57,619 shares;
   cost -- $1,021,835).......................    1,296,421          --            --             --
 Flexible Income Portfolio (8,248 shares;
   cost -- $99,389)..........................           --      99,469            --             --
 International Growth Portfolio (39,359
   shares; cost -- $803,626).................           --          --       837,165             --
 Capital Appreciation Portfolio (11,851
   shares; cost -- $190,191).................           --          --            --        236,316
Receivable from affiliate ...................        1,120          --            13             --
Receivable for units sold ...................       23,638         980         1,436          1,358
                                                 ---------      ------       -------        -------
   TOTAL ASSETS .............................    1,321,179     100,449       838,614        237,674
                                                 ---------     -------       -------        -------
LIABILITIES
Accrued expenses payable to affiliate
 (note 3) ...................................        1,995       1,186         1,628          5,442
Payable for units withdrawn .................           --          19            --              8
                                                 ---------     -------       -------        -------
   TOTAL LIABILITIES ........................        1,995       1,205         1,628          5,450
                                                 ---------     -------       -------        -------
Net assets attributable to variable life
 policyholders ..............................    1,319,184      99,244       836,986        232,224
                                                 =========     =======       =======        =======
Outstanding units: Type I (note 2) ..........       53,591       6,812        30,755          8,215
                                                 =========     =======       =======        =======
Net asset value per unit: Type I ............        19.85       13.70         16.06          19.74
                                                 =========     =======       =======        =======
Outstanding units: Type II (note 2) .........       12,867         432        21,361          3,549
                                                 =========     =======       =======        =======
Net asset value per unit: Type II ...........        19.85       13.70         16.06          19.74
                                                 =========     =======       =======        =======

                      LIFE OF VIRGINIA SEPARATE ACCOUNT II

                               DECEMBER 31, 1998

                                                                           GOLDMAN SACHS           SALOMON BROTHERS
                                                                         VARIABLE INSURANCE        VARIABLE SERIES
                                                                             TRUST FUND                  FUND
                                                                     --------------------------   -----------------
                                                                      GROWTH AND      MID CAP
                                                                        INCOME         EQUITY         INVESTORS
                                                                         FUND           FUND             FUND
ASSETS                                                               ------------   -----------   -----------------
Investment in Goldman Sachs Variable Insurance Trust Fund, at fair value (note 2):
 Growth and Income Fund (999 shares; cost -- $9,946)..............     $ 10,441            --              --
 Mid Cap Equity Fund (10,881 shares; cost -- $90,926).............           --        93,247              --
Investment in Salomon Brothers Variable Series Fund, at fair value
 (note 2):
 Investors Fund (138 shares; cost -- $1,472)......................           --            --           1,525
Dividends receivable .............................................           --            --               6
                                                                       --------        ------           -----
   TOTAL ASSETS ..................................................       10,441        93,247           1,531
                                                                       --------        ------           -----
LIABILITIES
Accrued expenses payable to affiliate (note 3) ...................            8            39               1
Payable for units withdrawn ......................................           --            --              --
                                                                       --------        ------           -----
   TOTAL LIABILITIES .............................................            8            39               1
                                                                       --------        ------           -----
Net assets attributable to variable life policyholders ...........     $ 10,433        93,208           1,530
                                                                       ========        ======           =====
Outstanding units: Type I (note 2) ...............................           81            --             126
                                                                       ========        ======           =====
Net asset value per unit: Type I .................................     $   8.89          8.59           12.16
                                                                       ========        ======           =====
Outstanding units: Type II (note 2) ..............................        1,092        10,851              --
                                                                       ========        ======           =====
Net asset value per unit: Type II ................................     $   8.89          8.59           12.16
                                                                       ========        ======           =====

                 See accompanying notes to financial statements

                     LIFE OF VIRGINIA SEPARATE ACCOUNT II

                           STATEMENTS OF OPERATIONS

                               DECEMBER 31, 1998

                                                                           GE INVESTMENTS FUNDS, INC.
                                                   --------------------------------------------------------------------------
                                                                    S&P 500                              GOVERNMENT
                                                                     INDEX                               SECURITIES
                                                                     FUND                                   FUND
                                                   -----------------------------------------   ------------------------------
                                                                                                PERIOD ENDED      YEAR ENDED
                                                            YEAR ENDED DECEMBER 31,             DECEMBER 11,     DECEMBER 31,
                                                        1998          1997          1996            1997             1996
                                                   -------------   ---------   -------------   --------------   -------------
Investment income:
 Income -- Dividends ...........................    $  198,642       88,899        751,436             --           31,170
 Expenses -- Mortality and expense risk charges
   (note 3) ....................................        27,391       17,405          9,854          2,085            2,175
                                                    ----------      -------       --------         ------          -------
Net investment income (loss) ...................       171,251       71,494        741,582         (2,085)          28,995
                                                    ----------      -------       --------         ------          -------
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss) ......................       200,588       18,179         65,600          1,254              289
 Unrealized appreciation (depreciation) on
   investments .................................       637,587      504,771       (498,697)        18,064          (28,379)
                                                    ----------      -------       --------         ------          -------
Net realized and unrealized gain (loss) on
 investments ...................................       838,175      522,950       (433,097)        19,318          (28,090)
                                                    ----------      -------       --------         ------          -------
Increase in net assets from operations .........    $1,009,426      594,444        308,485         17,233              905
                                                    ==========      =======       ========         ======          =======


                                                                           GE INVESTMENTS FUNDS, INC.
                                                 -------------------------------------------------------------------------------
                                                              MONEY MARKET                            TOTAL RETURN
                                                                  FUND                                    FUND
                                                 --------------------------------------- ---------------------------------------
                                                         YEAR ENDED DECEMBER 31,                 YEAR ENDED DECEMBER 31,
                                                     1998         1997          1996         1998         1997          1996
                                                 ----------- ------------- ------------- ------------ ------------ -------------
Investment income:
 Income -- Dividends ...........................  $161,959       107,705        97,157      207,758      456,798       846,101
 Expenses -- Mortality and expense risk
   charges (note 3) ............................    21,006        13,717        15,476       26,306       24,218        20,200
                                                  --------      --------      --------      -------      -------      --------
Net investment income (loss) ...................   140,953        93,988        81,681      181,452      432,580       825,901
                                                  --------      --------      --------      -------      -------      --------
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss) ......................       517       298,840      (325,593)     (62,109)     (54,073)       68,427
 Unrealized appreciation (depreciation)
   on investments ..............................      (517)     (300,439)      345,223      423,954      123,159      (708,053)
                                                  --------      --------      --------      -------      -------      --------
Net realized and unrealized gain (loss) on
 investments ...................................        --        (1,599)       19,630      361,845       69,086      (639,626)
                                                  --------      --------      --------      -------      -------      --------
Increase in net assets from operations .........  $140,953        92,389       101,311      543,297      501,666       186,275
                                                  ========      ========      ========      =======      =======      ========

                     LIFE OF VIRGINIA SEPARATE ACCOUNT II

                                                               GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                             ---------------------------------------------------------------------------
                                                        INTERNATIONAL                           REAL ESTATE
                                                         EQUITY FUND                          SECURITIES FUND
                                             -----------------------------------   -------------------------------------
                                                   YEAR ENDED DECEMBER 31,                YEAR ENDED DECEMBER 31,
                                                1998         1997         1996         1998           1997        1996
                                             ---------   -----------   ---------   ------------   -----------   --------
Investment income:
 Income -- Dividends .....................    $ 5,942        8,566       1,884         25,938        20,680      1,678
 Expenses -- Mortality and expense risk
   charges (note 3) ......................        648          399         152          1,889           814         57
                                              -------        -----       -----         ------        ------      -----
Net investment income ....................      5,294        8,167       1,732         24,049        19,866      1,621
                                              -------        -----       -----         ------        ------      -----
Net realized and unrealized (loss) gain on
 investments:
 Net realized gain (loss) ................         93          654         510        (13,410)        2,800        381
 Unrealized appreciation (depreciation) on
   investments ...........................      8,003       (5,290)       (839)       (64,135)       (2,725)     2,468
                                              -------       ------       -----        -------        ------      -----
Net realized and unrealized (loss) gain on
 investments .............................      8,096       (4,636)       (329)       (77,545)           75      2,849
                                              -------       ------       -----        -------        ------      -----
Increase (decrease) in net assets from
 operations ..............................    $13,390        3,531       1,403        (53,496)       19,941      4,470
                                              =======       ======       =====        =======        ======      =====


                                                 GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                       -----------------------------------------------------------
                                                  GLOBAL                         VALUE
                                                  INCOME                        EQUITY
                                                   FUND                          FUND
                                       ----------------------------- -----------------------------
                                                        PERIOD FROM                   PERIOD FROM
                                                         JUNE 18,                      JUNE 17,
                                         YEAR ENDED       1997 TO      YEAR ENDED       1997 TO
                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                            1998           1997           1998           1997
                                       -------------- -------------- -------------- --------------
Investment income:
 Income -- Dividends .................     $2,100           461           6,079           115
 Expenses -- Mortality and
   expense risk charges (note 3) .....        354            30             526            17
                                           ------          ----          ------          ----
Net investment income ................      1,746           431           5,553            98
                                           ------          ----          ------          ----
Net realized and unrealized (loss)
 gain on investments:
 Net realized gain (loss) ............      3,656            35            (305)           (9)
 Unrealized appreciation
   (depreciation) on investments......      1,314          (329)         11,219             1
                                           ------          ----          ------          ----
Net realized and unrealized (loss)
 gain on investments .................      4,970          (294)         10,914            (8)
                                           ------          ----          ------          ----
Increase (decrease) in net assets
 from operations .....................     $6,716           137          16,467            90
                                           ======          ====          ======          ====



                                         GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                       -------------------------------------------
                                                                          U.S.
                                                  INCOME                 EQUITY
                                                   FUND                   FUND
                                       ----------------------------- -------------
                                                        PERIOD FROM    PEROD FROM
                                                       DECEMBER 12,     JUNE 10,
                                         YEAR ENDED       1997 TO       1998 TO
                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                            1998           1997           1998
                                       -------------- -------------- -------------
Investment income:
 Income -- Dividends .................     24,441           992            869
 Expenses -- Mortality and
   expense risk charges (note 3) .....      2,902           116             47
                                           ------          ----          -----
Net investment income ................     21,539           876            822
                                           ------          ----          -----
Net realized and unrealized (loss)
 gain on investments:
 Net realized gain (loss) ............      3,321          (838)           144
 Unrealized appreciation
   (depreciation) on investments......      4,423           523          3,300
                                           ------          ----          -----
Net realized and unrealized (loss)
 gain on investments .................      7,744          (315)         3,444
                                           ------          ----          -----
Increase (decrease) in net assets
 from operations .....................     29,283           561          4,266
                                           ======          ====          =====

                     LIFE OF VIRGINIA SEPARATE ACCOUNT II
                     STATEMENTS OF OPERATIONS  -- CONTINUED

                                                             OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                             ------------------------------------------------------------------
                                                       MONEY FUND                         BOND FUND
                                             ------------------------------   ---------------------------------
                                              PERIOD ENDED      YEAR ENDED
                                              DECEMBER 11,     DECEMBER 31,        YEAR ENDED DECEMBER 31,
                                                  1997             1996         1998       1997         1996
                                             --------------   -------------   --------   --------   -----------
Investment income:
 Income -- Dividends .....................         $27             224         10,101     17,586       16,705
 Expenses -- Mortality and
   expense risk charges (note 3) .........           4              31          2,597      1,872        1,790
                                                   ---             ---         ------     ------       ------
Net investment income ....................          23             193          7,504     15,714       14,915
                                                   ---             ---         ------     ------       ------
Net realized and unrealized gain on
 investments:
 Net realized gain .......................          --              --          2,899        276          128
 Unrealized appreciation
   (depreciation) on investments .........          --              --         11,167      5,965       (3,916)
                                                   ---             ---         ------     ------       ------
Net realized and unrealized gain
 (loss) on investments ...................          --              --         14,066      6,241       (3,788)
                                                   ---             ---         ------     ------       ------
Increase in net assets from
 operations ..............................         $23             193         21,570     21,955       11,127
                                                   ===             ===         ======     ======       ======


                                                                OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                             -------------------------------------------------------------------------
                                                   CAPITAL APPRECIATION FUND                    GROWTH FUND
                                             -------------------------------------   ---------------------------------
                                                    YEAR ENDED DECEMBER 31,               YEAR ENDED DECEMBER 31,
                                                1998          1997          1996        1998        1997        1996
                                             ----------   ------------   ---------   ---------   ---------   ---------
Investment income:
 Income -- Dividends .....................    $ 91,445       119,431       99,449     230,257      94,465      72,782
 Expenses -- Mortality and
   expense risk charges (note 3) .........      23,632        19,370       13,659      18,652      13,535       7,950
                                              --------       -------       ------     -------      ------      ------
Net investment income ....................      67,813       100,061       85,790     211,605      80,930      64,832
                                              --------       -------       ------     -------      ------      ------
Net realized and unrealized gain on
 investments:
 Net realized gain .......................      93,644       264,595      128,677      89,327     112,639      59,611
 Unrealized appreciation
   (depreciation) on investments .........     277,402       (89,502)     103,509     270,706     226,521     113,315
                                              --------       -------      -------     -------     -------     -------
Net realized and unrealized gain
 (loss) on investments ...................     371,046       175,093      232,186     360,033     339,160     172,926
                                              --------       -------      -------     -------     -------     -------
Increase in net assets from
 operations ..............................    $438,859       275,154      317,976     571,638     420,090     237,758
                                              ========       =======      =======     =======     =======     =======

                     LIFE OF VIRGINIA SEPARATE ACCOUNT II
                     STATEMENTS OF OPERATIONS  -- CONTINUED

                                                          OPPENHEIMER VARIABLE ACCOUNT FUNDS (CONTINUED)
                                             -------------------------------------------------------------------------
                                                       HIGH INCOME FUND                  MULTIPLE STRATEGIES FUND
                                             ------------------------------------   ----------------------------------
                                                   YEAR ENDED DECEMBER 31,               YEAR ENDED DECEMBER 31,
                                                 1998          1997        1996         1998        1997        1996
                                             ------------   ---------   ---------   -----------   --------   ---------
Investment income:
 Income -- Dividends .....................    $  82,820      105,625      78,385       44,673      45,313     33,554
 Expenses -- Mortality and expense
   risk charges (note 3) .................       12,578        8,770       5,650        5,281       4,459      3,353
                                              ---------      -------      ------       ------      ------     ------
Net investment income ....................       70,242       96,855      72,735       39,392      40,854     30,201
                                              ---------      -------      ------       ------      ------     ------
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain .......................        3,380       11,476       8,045       10,586      26,553     22,006
 Unrealized appreciation
   (depreciation) on investments .........      (81,675)      28,520      28,139       (5,312)     27,703     14,047
                                              ---------      -------      ------       ------      ------     ------
Net realized and unrealized gain
 (loss) on investments ...................      (78,295)      39,996      36,184        5,274      54,256     36,053
                                              ---------      -------      ------       ------      ------     ------
Increase (decrease) in net assets from
 operations ..............................    $  (8,053)     136,851     108,919       44,666      95,110     66,254
                                              =========      =======     =======       ======      ======     ======


                                                                            VARIABLE INSURANCE PRODUCTS FUND
                                                            ----------------------------------------------------------------
                                                                MONEY MARKET PORTFOLIO            HIGH INCOME PORTFOLIO
                                                            -------------------------------   ------------------------------
                                                             PERIOD ENDED      YEAR ENDED      PERIOD ENDED      YEAR ENDED
                                                             DECEMBER 11,     DECEMBER 31,     DECEMBER 11,     DECEMBER 31,
                                                                 1997             1996             1997             1996
                                                            --------------   --------------   --------------   -------------
Investment income:
 Income -- Dividends ....................................       $31,897          17,813            16,812          24,435
 Expenses -- Mortality and expense risk charges
   (note 3) .............................................         1,948           2,449             1,461           1,779
                                                                -------          ------            ------          ------
Net investment income ...................................        29,949          15,364            15,351          22,656
                                                                -------          ------            ------          ------
Net realized and unrealized gain on investments:
 Net realized gain ......................................            --              --            41,295           7,114
 Unrealized appreciation (depreciation) on
   investments ..........................................            --              --           (23,320)          1,632
                                                                -------          ------           -------          ------
Net realized and unrealized gain on investments .........            --              --            17,975           8,746
                                                                -------          ------           -------          ------
Increase in net assets from operations ..................       $29,949          15,364            33,326          31,402
                                                                =======          ======           =======          ======

                     LIFE OF VIRGINIA SEPARATE ACCOUNT II
                     STATEMENTS OF OPERATIONS  -- CONTINUED

                                                                      VARIABLE INSURANCE PRODUCTS FUND (CONTINUED)
                                                          --------------------------------------------------------------------
                                                              EQUITY-INCOME PORTFOLIO               GROWTH PORTFOLIO
                                                          ------------------------------- ------------------------------------
                                                              YEAR ENDED DECEMBER 31,           YEAR ENDED DECEMBER 31,
                                                              1998       1997      1996       1998        1997        1996
                                                          ----------- --------- --------- ------------ --------- -------------
Investment income:
 Income -- Dividends ....................................  $353,139    339,803    85,939     703,742    135,480      213,091
 Expenses -- Mortality and expense risk
   charges (note 3) .....................................    42,003     30,384    17,180      42,284     30,276       25,014
                                                           --------    -------   -------   ---------    -------     --------
Net investment income ...................................   311,136    309,419    68,759     661,458    105,204      188,077
                                                           --------    -------   -------   ---------    -------     --------
Net realized and unrealized gain on investments:
 Net realized gain ......................................   235,107    125,398    98,124     728,950    193,439      342,839
 Unrealized appreciation (depreciation)
   on investments .......................................    97,581    539,549   149,934     630,736    566,792     (104,224)
                                                           --------    -------   -------   ---------    -------     --------
Net realized and unrealized gain on investments .........   332,688    664,947   248,058   1,359,686    760,231      238,615
                                                           --------    -------   -------   ---------    -------     --------
Increase in net assets from operations ..................  $643,824    974,366   316,817   2,021,144    865,435      426,692
                                                           ========    =======   =======   =========    =======     ========


                                                VARIABLE INSURANCE PRODUCTS FUND   VARIABLE INSURANCE PRODUCTS
                                                          (CONTINUED)                        FUND II
                                               ---------------------------------- ------------------------------
                                                       OVERSEAS PORTFOLIO            ASSET MANAGER PORTFOLIO
                                               ---------------------------------- ------------------------------
                                                    YEAR ENDED DECEMBER 31,          YEAR ENDED DECEMBER 31,
                                                   1998        1997        1996      1998      1997      1996
                                               ----------- ------------ --------- --------- --------- ----------
Investment income:
 Income -- Dividends .........................  $138,226      155,793     36,638   527,602   417,972   183,395
 Expenses -- Mortality and expense risk
   charges (note 3) ..........................    14,004       12,638     11,528    30,684    26,984    19,647
                                                --------      -------     ------   -------   -------   -------
Net investment income (expense) ..............   124,222      143,155     25,110   496,918   390,988   163,748
                                                --------      -------     ------   -------   -------   -------
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain ...........................    98,578       95,087     39,291    58,132    68,861   105,006
 Unrealized appreciation (depreciation)
   on investments ............................    (8,287)     (45,710)   126,664    32,734   222,652    98,064
                                                --------      -------    -------   -------   -------   -------
Net realized and unrealized gain on
 investments .................................    90,291       49,377    165,955    90,866   291,513   203,070
                                                --------      -------    -------   -------   -------   -------
Increase in net assets from operations .......  $214,513      192,532    191,065   587,784   682,501   366,818
                                                ========      =======    =======   =======   =======   =======

                     LIFE OF VIRGINIA SEPARATE ACCOUNT II
                     STATEMENTS OF OPERATIONS  -- CONTINUED

                               VARIABLE INSURANCE PRODUCTS FUND
                                        II (CONTINUED)                      VARIABLE INSURANCE PRODUCTS FUND III
                               --------------------------------- ----------------------------------------------------------
                                                                                                   GROWTH OPPORTUNITIES
                                     CONTRAFUND PORTFOLIO          GROWTH & INCOME PORTFOLIO            PORTFOLIO
                               --------------------------------- ----------------------------- ----------------------------
                                                                                  PERIOD FROM                  PERIOD FROM
                                                                                    MAY 30,                      MAY 30,
                                                                   YEAR ENDED       1997 TO      YEAR ENDED      1997 TO
                                    YEAR ENDED DECEMBER 31,       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                   1998       1997       1996         1998           1997           1998           1997
                               ----------- --------- ----------- -------------- -------------- -------------- -------------
Investment income:
 Income -- Dividends .........  $122,810     33,739      2,964         337             --          3,673             --
 Expenses -- Mortality
   and expense risk
   charges (note 3) ..........    18,320     11,153      4,608       1,403             45          1,223            148
                                --------    -------    -------      ------         ------         ------          -----
Net investment income
 (expense) ...................   104,490     22,586     (1,644)     (1,066)           (45)         2,450           (148)
                                --------    -------    -------      ------         ------         ------          -----
Net realized and unrealized
 gain (loss) on
 investments:
 Net realized gain ...........   228,313    198,947     14,028       2,566          1,642          3,612            472
 Unrealized appreciation
   (depreciation) on
   investments ...............   398,426    135,687    119,895      59,468         (1,102)        35,308          3,433
                                --------    -------    -------      ------         ------         ------          -----
Net realized and unrealized
 gain on investments .........   626,739    334,634    133,923      62,034            540         38,920          3,905
                                --------    -------    -------      ------         ------         ------          -----
Increase in net assets from
 operations ..................  $731,229    357,220    132,279      60,968            495         41,370          3,757
                                ========    =======    =======      ======         ======         ======          =====


                                                            NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
                                      ----------------------------------------------------------------------------------------
                                                BALANCED                        BOND                         GROWTH
                                                PORTFOLIO                     PORTFOLIO                    PORTFOLIO
                                      ----------------------------- ----------------------------- ----------------------------
                                       PERIOD ENDED    YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED    YEAR ENDED
                                       DECEMBER 11,   DECEMBER 31,   DECEMBER 11,   DECEMBER 31,   DECEMBER 11,   DECEMBER 31,
                                           1997           1996           1997           1996           1997           1996
                                      -------------- -------------- -------------- -------------- -------------- -------------
Investment income:
 Income -- Dividends ................   $  16,310         41,530        4,664           7,068          11,458        13,580
 Expenses -- Mortality and
   expense risk charges (note 3).....       1,723          1,799          462             581             982         1,005
                                        ---------         ------        -----           -----          ------        ------
Net investment income ...............      14,587         39,731        4,202           6,487          10,476        12,575
                                        ---------         ------        -----           -----          ------        ------
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss) ...........      36,568          4,564         (162)             38          37,624         4,264
 Unrealized appreciation
   (depreciation) on investments.....     (14,898)       (28,989)         (48)         (3,678)        (18,849)       (6,024)
                                        ---------        -------        -----          ------         -------        ------
Net realized and unrealized gain
 (loss) on investments ..............      21,670        (24,425)        (210)         (3,640)         18,775        (1,760)
                                        ---------        -------        -----          ------         -------        ------
Increase in net assets from
 operations .........................   $  36,257         15,306        3,992           2,847          29,251        10,815
                                        =========        =======        =====          ======         =======        ======

                     LIFE OF VIRGINIA SEPARATE ACCOUNT II
                     STATEMENTS OF OPERATIONS  -- CONTINUED

                                                                              FEDERATED INVESTORS
                                                                               INSURANCE SERIES
                                                   -------------------------------------------------------------------------
                                                                                                          HIGH
                                                                  AMERICAN                               INCOME
                                                                  LEADERS                                 BOND
                                                                   FUND II                               FUND II
                                                   --------------------------------------   --------------------------------
                                                                             PERIOD FROM
                                                                              AUGUST 14,
                                                    YEAR ENDED DECEMBER        1996 TO
                                                            31,              DECEMBER 31,       YEAR ENDED DECEMBER 31,
                                                       1998        1997          1996           1998        1997      1996
                                                   -----------   --------   -------------   -----------   -------   --------
Investment income:
 Income -- Dividends ...........................     $ 8,939        148            9            4,007      3,619     1,592
 Expenses -- Mortality and expense risk
   charges (note 3) ............................       1,280        113            2              979        656       127
                                                     -------      -----           --           ------      -----     -----
Net investment income ..........................       7,659         35            7            3,028      2,963     1,465
                                                     -------      -----           --           ------      -----     -----
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) ......................        (245)       598            4            1,890        836        51
 Unrealized appreciation (depreciation) on
   investments .................................      22,437      3,025           29           (3,246)     5,274     1,038
                                                     -------      -----           --           ------      -----     -----
Net realized and unrealized gain (loss) on
 investments ...................................      22,192      3,623           33           (1,356)     6,110     1,089
                                                     -------      -----           --           ------      -----     -----
Increase in net assets from operations .........     $29,851      3,658           40            1,672      9,073     2,554
                                                     =======      =====           ==           ======      =====     =====


                                                                           FEDERATED INVESTORS
                                                                             INSURANCE SERIES
                                                                     --------------------------------
                                                                                 UTILITY
                                                                                 FUND II
                                                                     --------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                                        1998        1997       1996
                                                                     ----------   --------   --------
Investment income:
 Income -- Dividends .............................................    $11,781       4,929     2,283
 Expenses -- Mortality and expense risk charges (note 3) .........      1,381         860       364
                                                                      -------       -----     -----
Net investment income ............................................     10,400       4,069     1,919
                                                                      -------       -----     -----
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss) ........................................      5,077       1,782     2,332
 Unrealized appreciation (depreciation) on investments ...........     11,499      25,287       700
                                                                      -------      ------     -----
Net realized and unrealized gain (loss) on investments ...........     16,576      27,069     3,032
                                                                      -------      ------     -----
Increase in net assets from operations ...........................    $26,976      31,138     4,951
                                                                      =======      ======     =====

                     LIFE OF VIRGINIA SEPARATE ACCOUNT II
                     STATEMENTS OF OPERATIONS  -- CONTINUED

                                                                         ALGER AMERICAN FUND
                                                                 ------------------------------------
                                                                                SMALL
                                                                                 CAP
                                                                              PORTFOLIO
                                                                 ------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                                     1998        1997         1996
                                                                 ----------- ------------ -----------
Investment income:
 Income -- Dividends ...........................................  $ 119,910      23,157         502
 Expenses -- Mortality and expense risk charges
   (note 3) ....................................................      6,707       5,518       1,659
                                                                  ---------      ------       -----
Net investment income (expense) ................................    113,203      17,639      (1,157)
                                                                  ---------      ------      ------
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss) ......................................    (65,245)    109,665       4,156
 Unrealized appreciation (depreciation) on investments .........    102,269     (21,855)     (4,745)
                                                                  ---------     -------      ------
Net realized and unrealized gain (loss) on investments .........     37,024      87,810        (589)
                                                                  ---------     -------      ------
Increase (decrease) in net assets from operations ..............  $ 150,227     105,449      (1,746)
                                                                  =========     =======      ======



                                                                       ALGER AMERICAN FUND
                                                                 -------------------------------
                                                                             GROWTH
                                                                            PORTFOLIO
                                                                 -------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                                    1998      1997       1996
                                                                 --------- --------- -----------
Investment income:
 Income -- Dividends ...........................................  159,255    10,016      3,815
 Expenses -- Mortality and expense risk charges
   (note 3) ....................................................    8,116     7,350      2,350
                                                                  -------    ------      -----
Net investment income (expense) ................................  151,139     2,666      1,465
                                                                  -------    ------      -----
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss) ......................................   60,482   103,893      1,107
 Unrealized appreciation (depreciation) on investments .........  293,124   100,012     (1,956)
                                                                  -------   -------     ------
Net realized and unrealized gain (loss) on investments .........  353,606   203,905       (849)
                                                                  -------   -------     ------
Increase (decrease) in net assets from operations ..............  504,745   206,571        616
                                                                  =======   =======     ======


                                                                                       PBHG INSURANCE
                                                                                        SERIES FUND
                                                                 ----------------------------------------------------------
                                                                             PBHG
                                                                           LARGE CAP                       PBHG
                                                                            GROWTH                      GROWTH II
                                                                           PORTFOLIO                    PORTFOLIO
                                                                 ----------------------------- ----------------------------
                                                                                  PERIOD FROM                  PERIOD FROM
                                                                                    MAY 30,                      MAY 30,
                                                                   YEAR ENDED       1997 TO      YEAR ENDED      1997 TO
                                                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                      1998           1997           1998           1997
                                                                 -------------- -------------- -------------- -------------
Investment income:
 Income -- Dividends ...........................................    $    --            --             --             --
 Expenses -- Mortality and expense risk charges
   (note 3) ....................................................        327            63            239             43
                                                                    -------           ---          -----           ----
Net investment income (expense) ................................       (327)          (63)          (239)           (43)
                                                                    -------           ---          -----           ----
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss) ......................................      3,310           584           (197)            34
 Unrealized appreciation (depreciation) on investments .........     13,650            92          8,666           (142)
                                                                    -------           ---          -----           ----
Net realized and unrealized gain (loss) on investments .........     16,960           676          8,469           (108)
                                                                    -------           ---          -----           ----
Increase (decrease) in net assets from operations ..............    $16,633           613          8,230           (151)
                                                                    =======           ===          =====           ====

                     LIFE OF VIRGINIA SEPARATE ACCOUNT II
                     STATEMENTS OF OPERATIONS  -- CONTINUED

                                                                                JANUS ASPEN SERIES
                                                   -----------------------------------------------------------------------------
                                                                  AGGRESSIVE                                GROWTH
                                                               GROWTH PORTFOLIO                            PORTFOLIO
                                                   -----------------------------------------   ---------------------------------
                                                            YEAR ENDED DECEMBER 31,                 YEAR ENDED DECEMBER 31,
                                                       1998           1997           1996         1998        1997        1996
                                                   ------------   ------------   -----------   ---------   ---------   ---------
Investment income:
 Income -- Dividends ...........................    $      --             --         9,052      146,566      47,255      21,456
 Expenses -- Mortality and expense risk
   charges (note 3) ............................       13,622         10,376         6,061       16,642      11,319       5,068
                                                    ---------        -------        ------      -------     -------     -------
Net investment income (expense) ................      (13,622)       (10,376)        2,991      129,924      35,936      16,388
                                                    ---------        -------        ------      -------     -------     -------
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain .............................      171,826        202,593        49,684      115,203      94,811      21,606
 Unrealized appreciation (depreciation) on
   investments .................................      488,613        (21,456)       (6,584)     576,941     155,268      67,602
                                                    ---------        -------        ------      -------     -------     -------
Net realized and unrealized gain on
 investments ...................................      660,439        181,137        43,100      692,144     250,079      89,208
                                                    ---------        -------        ------      -------     -------     -------
Increase in net assets from operations .........    $ 646,817        170,761        46,091      822,068     286,015     105,596
                                                    =========        =======        ======      =======     =======     =======


                                                                             JANUS ASPEN SERIES
                                                                     -----------------------------------
                                                                                  WORLDWIDE
                                                                              GROWTH PORTFOLIO
                                                                     -----------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                                         1998         1997        1996
                                                                     -----------   ---------   ---------
Investment income:
 Income -- Dividends .............................................    $153,063       35,818      17,129
 Expenses -- Mortality and expense risk charges (note 3) .........      28,493       16,118       6,046
                                                                      --------       ------      ------
Net investment income (expense) ..................................     124,570       19,700      11,083
                                                                      --------       ------      ------
Net realized and unrealized gain (loss) on investments:
 Net realized gain ...............................................     233,014       89,852     102,324
 Unrealized appreciation (depreciation) on investments ...........     623,292      251,916      66,974
                                                                      --------      -------     -------
Net realized and unrealized gain on investments ..................     856,306      341,768     169,298
                                                                      --------      -------     -------
Increase in net assets from operations ...........................    $980,876      361,468     180,381
                                                                      ========      =======     =======

                     LIFE OF VIRGINIA SEPARATE ACCOUNT II
                     STATEMENTS OF OPERATIONS  -- CONTINUED

                                                                   JANUS ASPEN SERIES (CONTINUED)
                                                   --------------------------------------------------------------
                                                                                               FLEXIBLE
                                                               BALANCED                         INCOME
                                                              PORTFOLIO                        PORTFOLIO
                                                   --------------------------------   ---------------------------
                                                       YEAR ENDED DECEMBER 31,          YEAR ENDED DECEMBER 31,
                                                      1998        1997       1996        1998       1997     1996
                                                   ----------   --------   --------   ---------   -------   -----
Investment income:
 Income -- Dividends ...........................    $ 42,674     12,092      3,497      4,495      3,492     541
 Expenses -- Mortality and expense risk
   charges (note 3) ............................       6,290      2,145        931        459        240      34
                                                    --------     ------      -----      -----      -----     ---
Net investment income (expense) ................      36,384      9,947      2,566      4,036      3,252     507
                                                    --------     ------      -----      -----      -----     ---
Net realized and unrealized gain on investments:
 Net realized gain .............................      24,529      8,229      2,098      1,687        305      13
 Unrealized appreciation (depreciation) on
   investments .................................     216,533     41,009     14,575        (74)        72      83
                                                    --------     ------     ------      -----      -----     ---
Net realized and unrealized gain on
 investments ...................................     241,062     49,238     16,673      1,613        377      96
                                                    --------     ------     ------      -----      -----     ---
Increase in net assets from operations .........    $277,446     59,185     19,239      5,649      3,629     603
                                                    ========     ======     ======      =====      =====     ===


                                                                       JANUS ASPEN SERIES (CONTINUED)
                                                   -----------------------------------------------------------------------
                                                               INTERNATIONAL                           CAPITAL
                                                                   GROWTH                            APPRECIATION
                                                                 PORTFOLIO                            PORTFOLIO
                                                   --------------------------------------   ------------------------------
                                                                             PERIOD FROM                      PERIOD FROM
                                                                               JULY 9,                          MAY 21,
                                                    YEAR ENDED DECEMBER        1996 TO        YEAR ENDED        1997 TO
                                                            31,             DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                      1998        1997          1996             1998             1997
                                                   ----------   --------   --------------   --------------   -------------
Investment income:
 Income -- Dividends ...........................    $12,343       1,716           136              132              27
 Expenses -- Mortality and expense risk
   charges (note 3) ............................      3,678       1,442            40            1,351              34
                                                    -------      ------         -----           ------            ----
Net investment income (expense) ................      8,665         274            96           (1,219)             (7)
                                                    -------      ------         -----           ------            ----
Net realized and unrealized gain on investments:
 Net realized gain .............................     40,482       5,037           152           28,363             106
 Unrealized appreciation (depreciation) on
   investments .................................     16,463      16,037         1,040           45,429             697
                                                    -------      ------         -----           ------            ----

Net realized and unrealized gain on
 investments ...................................     56,945      21,074         1,192           73,792             803
                                                    -------      ------         -----           ------            ----
Increase in net assets from operations .........    $65,610      21,348         1,288           72,573             796
                                                    =======      ======         =====           ======            ====

                     LIFE OF VIRGINIA SEPARATE ACCOUNT II
                     STATEMENTS OF OPERATIONS  -- CONTINUED

                                                                            GOLDMAN SACHS             SALOMON BROTHERS
                                                                         VARIABLE INSURANCE           VARIABLE SERIES
                                                                             TRUST FUND                     FUND
                                                                   -------------------------------   -----------------
                                                                     GROWTH AND         MID CAP
                                                                       INCOME           EQUITY           INVESTORS
                                                                        FUND             FUND               FUND
                                                                   --------------   --------------   -----------------
                                                                     PERIOD FROM      PERIOD FROM       PERIOD FROM
                                                                     OCTOBER 1,       AUGUST 28,        DECEMBER 8,
                                                                       1998 TO          1998 TO           1998 TO
                                                                    DECEMBER 31,     DECEMBER 31,       DECEMBER 31,
                                                                        1998             1998               1998
                                                                   --------------   --------------   -----------------
Investment income:
 Income -- Dividends ...........................................        $ 95               408                6
 Expenses -- Mortality and expense risk charges
   (note 3) ....................................................          19               117                1
                                                                        ----             -----               --
Net investment income ..........................................          76               291                5
                                                                        ----             -----               --
Net realized and unrealized gain (loss) on investments:
 Net realized gain .............................................         120             3,047               --
 Unrealized appreciation (depreciation) on investments .........         496             2,320               53
                                                                        ----             -----               --
Net realized and unrealized gain (loss) on investments .........         616             5,367               53
                                                                        ----             -----               --
Increase in net assets from operations .........................        $692             5,658               58
                                                                        ====             =====               ==

                See accompanying notes to financial statements.

                      LIFE OF VIRGINIA SEPARATE ACCOUNT II

                       STATEMENT OF CHANGES IN NET ASSETS
                               DECEMBER 31, 1998

                                                                         GE INVESTMENTS FUNDS, INC.
                                                                  -----------------------------------------
                                                                                   S&P 500
                                                                                    INDEX
                                                                                    FUND
                                                                  -----------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                                       1998          1997          1996
                                                                  ------------- ------------- -------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ................................  $  171,251        71,494       741,582
 Net realized gain (loss) .......................................     200,588        18,179        65,600
 Unrealized appreciation (depreciation) on investments ..........     637,587       504,771      (498,697)
                                                                   ----------       -------      --------
    Increase in net assets from operations ......................   1,009,426       594,444       308,485
                                                                   ----------       -------      --------
From capital transactions:
 Net premiums ...................................................   1,553,985       496,133       308,147
 Loan interest ..................................................        (667)       (2,663)         (455)
 Transfers (to) from the general account of Life of Virginia:
  Death benefits ................................................          --      (146,232)       (1,955)
  Surrenders ....................................................       2,166       (28,437)      (15,204)
  Loans .........................................................     (28,223)      (12,720)      (16,280)
  Cost of insurance and administrative expense (note 3) .........    (453,919)     (235,713)     (158,228)
  Transfer gain (loss) and transfer fees ........................    (111,502)         (793)          109
 Interfund transfers ............................................     (71,575)      954,081       289,390
                                                                   ----------      --------      --------
    Increase (decrease) in net assets from capital
     transactions ...............................................     890,265     1,023,656       405,524
                                                                   ----------     ---------      --------
Increase (decrease) in net assets ...............................   1,899,691     1,618,100       714,009
Net assets at beginning of year .................................   3,407,989     1,789,889     1,075,880
                                                                   ----------     ---------     ---------
Net assets at end of year .......................................  $5,307,680     3,407,989     1,789,889
                                                                   ==========     =========     =========



                                                                   GE INVESTMENTS FUNDS, INC.
                                                                  ----------------------------
                                                                           GOVERNMENT
                                                                           SECURITIES
                                                                              FUND
                                                                  ----------------------------
                                                                   PERIOD ENDED    YEAR ENDED
                                                                   DECEMBER 11,   DECEMBER 31,
                                                                       1997           1996
                                                                  -------------- -------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ................................      (2,085)       28,995
 Net realized gain (loss) .......................................       1,254           289
 Unrealized appreciation (depreciation) on investments ..........      18,064       (28,379)
                                                                     --------       -------
    Increase in net assets from operations ......................      17,233           905
                                                                     --------       -------
From capital transactions:
 Net premiums ...................................................      36,517        37,229
 Loan interest ..................................................         290           878
 Transfers (to) from the general account of Life of Virginia:
  Death benefits ................................................          --            --
  Surrenders ....................................................     (15,385)       (3,155)
  Loans .........................................................      (4,137)       (2,302)
  Cost of insurance and administrative expense (note 3) .........     (23,090)      (23,586)
  Transfer gain (loss) and transfer fees ........................        (675)          (75)
 Interfund transfers ............................................    (322,397)      (18,963)
                                                                     --------       -------
    Increase (decrease) in net assets from capital
     transactions ...............................................    (328,877)       (9,974)
                                                                     --------       -------
Increase (decrease) in net assets ...............................    (311,644)       (9,069)
Net assets at beginning of year .................................     311,644       320,713
                                                                     --------       -------
Net assets at end of year .......................................          --       311,644
                                                                     ========       =======


                                                                  GE INVESTMENTS FUNDS, INC.
                                                        -----------------------------------------------
                                                                         MONEY MARKET
                                                                             FUND
                                                        -----------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                                              1998            1997            1996
                                                        --------------- --------------- ---------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ......................  $     140,953         93,988          81,681
 Net realized gain (loss) .............................            517        298,840        (325,593)
 Unrealized appreciation (depreciation) on
  investments .........................................           (517)      (300,439)        345,223
                                                         -------------     ----------      ----------
    Increase in net assets from operations ............        140,953         92,389         101,311
                                                         -------------     ----------      ----------
From capital transactions:
 Net premiums .........................................      5,316,844      3,634,434       5,619,954
 Loan interest ........................................          2,567         (3,118)         (1,840)
 Transfers (to) from the general account of Life of
  Virginia:
  Death benefits ......................................         (1,231)       (15,944)         (1,302)
  Surrenders ..........................................       (127,487)       (10,646)         (7,042)
  Loans ...............................................        (92,788)        (5,231)        (59,410)
  Cost of insurance and administrative expense
    (note 3) ..........................................       (379,891)      (284,457)       (257,113)
  Transfer gain (loss) and transfer fees ..............        (24,254)      (233,325)        (28,760)
 Interfund transfers ..................................     (3,025,038)    (3,317,791)     (4,363,145)
                                                         -------------     ----------      ----------
    Increase (decrease) in net assets from capital
     transactions .....................................      1,668,722       (236,078)        901,342
                                                         -------------     ----------      ----------
Increase (decrease) in net assets .....................      1,809,675       (143,689)      1,002,653
Net assets at beginning of year .......................      2,261,916      2,405,605       1,402,952
                                                         -------------     ----------      ----------
Net assets at end of year .............................  $   4,071,591      2,261,916       2,405,605
                                                         =============     ==========      ==========



                                                              GE INVESTMENTS FUNDS, INC.
                                                        ---------------------------------------
                                                                     TOTAL RETURN
                                                                         FUND
                                                        ---------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                                            1998         1997          1996
                                                        ------------ ------------ -------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ......................    181,452      432,580       825,901
 Net realized gain (loss) .............................    (62,109)     (54,073)       68,427
 Unrealized appreciation (depreciation) on
  investments .........................................    423,954      123,159      (708,053)
                                                         ---------    ---------     ---------
    Increase in net assets from operations ............    543,297      501,666       186,275
                                                         ---------    ---------     ---------
From capital transactions:
 Net premiums .........................................    252,081      169,809       143,160
 Loan interest ........................................       (327)        (299)         (178)
 Transfers (to) from the general account of Life of
  Virginia:
  Death benefits ......................................    (21,333)      (7,452)      (25,232)
  Surrenders ..........................................    (16,053)     (14,564)      (14,027)
  Loans ...............................................     (8,458)      (3,824)       (6,948)
  Cost of insurance and administrative expense
    (note 3) ..........................................   (385,697)    (357,384)     (339,757)
  Transfer gain (loss) and transfer fees ..............     26,522       39,224       125,446
 Interfund transfers ..................................     84,003       (2,809)      124,895
                                                         ---------    ---------     ---------
    Increase (decrease) in net assets from capital
     transactions .....................................    (69,262)    (177,299)        7,359
                                                         ---------    ---------     ---------
Increase (decrease) in net assets .....................    474,035      324,367       193,634
Net assets at beginning of year .......................  3,603,668    3,279,301     3,085,667
                                                         ---------    ---------     ---------
Net assets at end of year .............................  4,077,703    3,603,668     3,279,301
                                                         =========    =========     =========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT II

                               DECEMBER 31, 1998

                                                                      GE INVESTMENTS FUNDS, INC.
                                                                              (CONTINUED)
                                                                  -----------------------------------
                                                                             INTERNATIONAL
                                                                              EQUITY FUND
                                                                  -----------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                                      1998         1997       1996
                                                                  ------------ ----------- ----------
Increase in net assets
From operations:
 Net investment income ..........................................  $   5,294       8,167      1,732
 Net realized gain (loss) .......................................         93         654        510
 Unrealized appreciation (depreciation) on investments ..........      8,003      (5,290)      (839)
                                                                   ---------      ------     ------
    Increase in net assets from operations ......................     13,390       3,531      1,403
From capital transactions:
 Net premiums ...................................................     27,099      23,197     18,822
 Loan interest ..................................................          1           4          7
 Transfers (to) from the general account of Life of Virginia:
  Death benefits ................................................         --          --         --
  Surrenders ....................................................       (497)       (904)    (1,403)
  Loans .........................................................       (733)       (289)      (229)
  Cost of insurance and administrative expense (note 3) .........    (10,088)     (5,480)    (3,119)
  Transfer gain (loss) and transfer fees ........................        303      (1,837)        86
 Interfund transfers ............................................     10,770      22,059     10,273
                                                                   ---------      ------     ------
    Increase in net assets from capital transactions ............     26,855      36,750     24,437
                                                                   ---------      ------     ------
Increase in net assets ..........................................     40,245      40,281     25,840
Net assets at beginning of period ...............................     75,504      35,223      9,383
                                                                   ---------      ------     ------
Net assets at end of period .....................................  $ 115,749      75,504     35,223
                                                                   =========      ======     ======



                                                                  GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                                                  --------------------------------------
                                                                               REAL ESTATE
                                                                             SECURITIES FUND
                                                                  -------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                                       1998          1997       1996
                                                                  -------------- ----------- ----------
Increase in net assets
From operations:
 Net investment income ..........................................     24,049        19,866      1,621
 Net realized gain (loss) .......................................    (13,410)        2,800        381
 Unrealized appreciation (depreciation) on investments ..........    (64,135)       (2,725)     2,468
                                                                     -------       -------     ------
    Increase in net assets from operations ......................    (53,496)       19,941      4,470
From capital transactions:
 Net premiums ...................................................    210,779        79,557     15,327
 Loan interest ..................................................         (6)            2         --
 Transfers (to) from the general account of Life of Virginia:
  Death benefits ................................................         --            --         --
  Surrenders ....................................................     (3,842)         (692)      (347)
  Loans .........................................................       (660)         (874)        --
  Cost of insurance and administrative expense (note 3) .........    (49,575)      (17,806)    (1,892)
  Transfer gain (loss) and transfer fees ........................       (872)          300        190
 Interfund transfers ............................................     41,309        89,769     12,060
                                                                     -------       -------     ------
    Increase in net assets from capital transactions ............    197,133       150,256     25,338
                                                                     -------       -------     ------
Increase in net assets ..........................................    143,637       170,197     29,808
Net assets at beginning of period ...............................    200,409        30,212        404
                                                                     -------       -------     ------
Net assets at end of period .....................................    344,046       200,409     30,212
                                                                     =======       =======     ======


                                                 GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                       -----------------------------------------------------------
                                                  GLOBAL                         VALUE
                                                  INCOME                        EQUITY
                                                   FUND                          FUND
                                       ----------------------------- -----------------------------
                                                        PERIOD FROM                   PERIOD FROM
                                                         JUNE 18,                      JUNE 17,
                                         YEAR ENDED       1997 TO      YEAR ENDED       1997 TO
                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                            1998           1997           1998           1997
                                       -------------- -------------- -------------- --------------
Increase in net assets
From operations:
 Net investment income ...............    $  1,746         431             5,553           98
 Net realized gain (loss) ............       3,656          35              (305)          (9)
 Unrealized appreciation
  (depreciation) on investments.......       1,314        (329)           11,219            1
                                          --------      ------           -------     --------
    Increase in net assets from
     operations ......................       6,716         137            16,467           90
From capital transactions:
 Net premiums ........................      15,696       1,293           108,124        5,797
 Loan interest .......................          --          --                34            2
 Transfers (to) from the general
  account of Life of Virginia:
  Death benefits .....................          --          --                --           --
  Surrenders .........................          --          --            (2,851)          --
  Loans ..............................          --        (243)           (1,112)          --
  Cost of insurance and
    administrative expense
    (note 3) .........................      (4,405)       (373)          (13,611)      (1,002)
  Transfer gain (loss) and
    transfer fees ....................         128          (9)           (3,719)          35
 Interfund transfers .................       8,773       8,418            95,455        8,637
                                          --------      ------           -------     --------
    Increase in net assets from
     capital transactions ............      20,192       9,086           182,320       13,469
                                          --------      ------           -------     --------
Increase in net assets ...............      26,908       9,223           198,787       13,559
Net assets at beginning of period ....       9,223          --            13,559           --
                                          --------      ------           -------     --------
Net assets at end of period ..........    $ 36,131       9,223           212,346       13,559
                                          ========      ======           =======     ========



                                         GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                       -------------------------------------------
                                                                          U.S.
                                                  INCOME                 EQUITY
                                                   FUND                   FUND
                                       ----------------------------- -------------
                                                        PERIOD FROM   PERIOD FROM
                                                       DECEMBER 12,     JUNE 10,
                                         YEAR ENDED       1997 TO       1998 TO
                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                            1998           1997           1998
                                       -------------- -------------- -------------
Increase in net assets
From operations:
 Net investment income ...............      21,539           876            822
 Net realized gain (loss) ............       3,321          (838)           144
 Unrealized appreciation
  (depreciation) on investments.......       4,423           523          3,300
                                           -------       -------         ------
    Increase in net assets from
     operations ......................      29,283           561          4,266
From capital transactions:
 Net premiums ........................      59,967           735         30,322
 Loan interest .......................         (75)           12             --
 Transfers (to) from the general
  account of Life of Virginia:
  Death benefits .....................          --            --             --
  Surrenders .........................     (29,103)           --            (80)
  Loans ..............................        (665)           --             --
  Cost of insurance and
    administrative expense
    (note 3) .........................     (32,512)       (1,655)        (2,198)
  Transfer gain (loss) and
    transfer fees ....................        (444)          (30)           172
 Interfund transfers .................      29,042       378,428         18,463
                                           -------       -------         ------
    Increase in net assets from
     capital transactions ............      26,210       377,490         46,679
                                           -------       -------         ------
Increase in net assets ...............      55,493       378,051         50,945
Net assets at beginning of period ....     378,051            --             --
                                           -------       -------         ------
Net assets at end of period ..........     433,544       378,051         50,945
                                           =======       =======         ======

                      LIFE OF VIRGINIA SEPARATE ACCOUNT II

                               DECEMBER 31, 1998

                                                                      OPPENHEIMER VARIABLE ACCOUNT
                                                                                 FUNDS
                                                                      ----------------------------
                                                                                 MONEY
                                                                                  FUND
                                                                      ----------------------------
                                                                       PERIOD ENDED    YEAR ENDED
                                                                       DECEMBER 11,   DECEMBER 31,
                                                                           1997           1996
                                                                      -------------- -------------
Increase (decrease) in net assets
From operations:
 Net investment income ..............................................    $    23           193
 Net realized gain ..................................................         --            --
 Unrealized appreciation (depreciation) on investments ..............         --            --
                                                                         -------       -------
    Increase in net assets from operations ..........................         23           193
From capital transactions:
 Net premiums .......................................................        111            --
 Loan interest ......................................................         --            --
 Transfers (to) from the general account of Life of Virginia:
  Death benefits ....................................................         --            --
  Surrenders ........................................................         --            --
  Loans .............................................................         --            --
  Cost of insurance and administrative expense (note 3) .............       (205)         (997)
  Transfer gain (loss) and transfer fees ............................         15            (8)
 Transfers (to) from the Guarantee Account ..........................         --            --
 Interfund transfers ................................................       (651)      (10,491)
                                                                         -------       -------
    Increase (decrease) in net assets from capital transactions .....       (730)      (11,496)
                                                                         -------       -------
Increase (decrease) in net assets ...................................       (707)      (11,303)
Net assets at beginning of year .....................................        707        12,010
                                                                         -------       -------
Net assets at end of year ...........................................    $    --           707
                                                                         =======       =======



                                                                        OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                                      ---------------------------------------
                                                                                       BOND
                                                                                       FUND
                                                                      ---------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                                          1998         1997          1996
                                                                      ------------ ------------ -------------
Increase (decrease) in net assets
From operations:
 Net investment income ..............................................      7,504       15,714      14,915
 Net realized gain ..................................................      2,899          276         128
 Unrealized appreciation (depreciation) on investments ..............     11,167        5,965      (3,916)
                                                                         -------      -------     -------
    Increase in net assets from operations ..........................     21,570       21,955      11,127
From capital transactions:
 Net premiums .......................................................    164,138       56,837      41,062
 Loan interest ......................................................        (39)         (13)         (2)
 Transfers (to) from the general account of Life of Virginia:
  Death benefits ....................................................         --           --          --
  Surrenders ........................................................    (17,769)     (17,569)     (3,478)
  Loans .............................................................     (1,348)      (2,018)         --
  Cost of insurance and administrative expense (note 3) .............    (40,698)     (23,294)    (21,145)
  Transfer gain (loss) and transfer fees ............................        188       (1,279)          6
 Transfers (to) from the Guarantee Account ..........................         --           --          --
 Interfund transfers ................................................     51,994      (12,046)     50,864
                                                                         -------      -------     -------
    Increase (decrease) in net assets from capital transactions .....    156,466          618      67,307
                                                                         -------      -------     -------
Increase (decrease) in net assets ...................................    178,036       22,573      78,434
Net assets at beginning of year .....................................    292,413      269,840     191,406
                                                                         -------      -------     -------
Net assets at end of year ...........................................    470,449      292,413     269,840
                                                                         =======      =======     =======


                                                               OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                            ----------------------------------------
                                                                            CAPITAL
                                                                          APPRECIATION
                                                                              FUND
                                                            ----------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                                                 1998         1997          1996
                                                            ------------- ------------ -------------
Increase (decrease) in net assets
From operations:
 Net investment income ....................................  $   67,813      100,061        85,790
 Net realized gain ........................................      93,644      264,595       128,677
 Unrealized appreciation (depreciation) on investments.....     277,402      (89,502)      103,509
                                                             ----------    ---------     ---------
    Increase in net assets from operations ................     438,859      275,154       317,976
From capital transactions:
 Net premiums .............................................     826,696      794,773       615,934
 Loan interest ............................................         171          305          (174)
 Transfers (to) from the general account of Life of Virginia:
  Death benefits ..........................................          --         (313)           --
  Surrenders ..............................................    (139,804)     (41,954)     (128,744)
  Loans ...................................................     (62,192)     (38,517)       (8,425)
  Cost of insurance and administrative expense
    (note 3) ..............................................    (336,566)    (307,499)     (242,592)
  Transfer gain (loss) and transfer fees ..................       2,879       13,531         6,908
 Transfers (to) from the Guarantee Account ................        (257)          --            --
 Interfund transfers ......................................      (1,915)      61,532       270,794
                                                             ----------    ---------     ---------
    Increase (decrease) in net assets from capital
     transactions .........................................     289,012      481,858       513,701
                                                             ----------    ---------     ---------
Increase (decrease) in net assets .........................     727,871      757,012       831,677
Net assets at beginning of year ...........................   3,099,076    2,342,064     1,510,387
                                                             ----------    ---------     ---------
Net assets at end of year .................................  $3,826,947    3,099,076     2,342,064
                                                             ==========    =========     =========



                                                               OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                            -----------------------------------------
                                                                             GROWTH
                                                                              FUND
                                                            -----------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                                 1998          1997          1996
                                                            ------------- ------------- -------------
Increase (decrease) in net assets
From operations:
 Net investment income ....................................     211,605        80,930        64,832
 Net realized gain ........................................      89,327       112,639        59,611
 Unrealized appreciation (depreciation) on investments.....     270,706       226,521       113,315
                                                              ---------     ---------     ---------
    Increase in net assets from operations ................     571,638       420,090       237,758
From capital transactions:
 Net premiums .............................................     687,713       460,957       310,615
 Loan interest ............................................        (398)         (541)         (155)
 Transfers (to) from the general account of Life of Virginia:
  Death benefits ..........................................          --            --        (3,934)
  Surrenders ..............................................    (137,732)      (69,141)      (18,216)
  Loans ...................................................     (10,897)      (12,664)      (21,680)
  Cost of insurance and administrative expense
    (note 3) ..............................................    (260,178)     (176,831)     (107,526)
  Transfer gain (loss) and transfer fees ..................         (93)       (4,635)       (1,119)
 Transfers (to) from the Guarantee Account ................          --            --            --
 Interfund transfers ......................................     100,907       180,805       266,465
                                                              ---------     ---------     ---------
    Increase (decrease) in net assets from capital
     transactions .........................................     379,322       377,950       424,450
                                                              ---------     ---------     ---------
Increase (decrease) in net assets .........................     950,960       798,040       662,208
Net assets at beginning of year ...........................   2,277,913     1,479,873       817,665
                                                              ---------     ---------     ---------
Net assets at end of year .................................   3,228,873     2,277,913     1,479,873
                                                              =========     =========     =========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT II

                               DECEMBER 31, 1998

                                                                    OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                                                (CONTINUED)
                                                                 -----------------------------------------
                                                                                   HIGH
                                                                                  INCOME
                                                                                   FUND
                                                                 -----------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                      1998           1997         1996
                                                                 -------------- ------------- ------------
Increase (decrease) in net assets
From operations:
 Net investment income .........................................   $   70,242        96,855       72,735
 Net realized gain (loss) ......................................        3,380        11,476        8,045
 Unrealized appreciation (depreciation) on investments .........      (81,675)       28,520       28,139
                                                                   ----------     ---------     --------
    Increase (decrease) in net assets from operations ..........       (8,053)      136,851      108,919
                                                                   ----------     ---------     --------
From capital transactions:
 Net premiums ..................................................      464,843       359,877      311,435
 Loan interest .................................................         (313)          (10)          16
 Transfers (to) from the general account of Life of Virginia:
  Death benefits ...............................................       (3,028)           --      (18,532)
  Surrenders ...................................................      (91,485)      (19,540)      (7,723)
  Loans ........................................................      (16,569)      (25,149)    (133,614)
  Cost of insurance and administrative expense (note 3) ........     (190,705)     (162,386)         559
  Transfer gain (loss) and transfer fees .......................        2,861           944      111,802
 Interfund transfers ...........................................       46,306       367,417           --
                                                                   ----------     ---------     --------
    Increase (decrease) in net assets from capital
     transactions ..............................................      211,910       521,153      263,943
                                                                   ----------     ---------     --------
Increase in net assets .........................................      203,857       658,004      372,862
Net assets at beginning of year ................................    1,650,751       992,747      619,885
                                                                   ----------     ---------     --------
Net assets at end of year ......................................   $1,854,608     1,650,751      992,747
                                                                   ==========     =========     ========



                                                                  OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                                              (CONTINUED)
                                                                 -------------------------------------
                                                                               MULTIPLE
                                                                              STRATEGIES
                                                                                 FUND
                                                                 -------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                                     1998        1997         1996
                                                                 ----------- ----------- -------------
Increase (decrease) in net assets
From operations:
 Net investment income .........................................    39,392      40,854        30,201
 Net realized gain (loss) ......................................    10,586      26,553        22,006
 Unrealized appreciation (depreciation) on investments .........    (5,312)     27,703        14,047
                                                                   -------     -------      --------
    Increase (decrease) in net assets from operations ..........    44,666      95,110        66,254
                                                                   -------     -------      --------
From capital transactions:
 Net premiums ..................................................   235,155     132,071       122,291
 Loan interest .................................................      (157)       (129)          (18)
 Transfers (to) from the general account of Life of Virginia:
  Death benefits ...............................................        --          --       (17,498)
  Surrenders ...................................................    (8,552)    (51,445)     (183,972)
  Loans ........................................................    (9,879)     (4,961)         (729)
  Cost of insurance and administrative expense (note 3) ........   (68,755)    (65,223)      (50,034)
  Transfer gain (loss) and transfer fees .......................      (109)        (84)        6,336
 Interfund transfers ...........................................   (12,778)    (13,534)       87,158
                                                                   -------     -------      --------
    Increase (decrease) in net assets from capital
     transactions ..............................................   134,925      (3,305)      (36,466)
                                                                   -------     -------      --------
Increase in net assets .........................................   179,591      91,805        29,788
Net assets at beginning of year ................................   666,466     574,661       544,873
                                                                   -------     -------      --------
Net assets at end of year ......................................   846,057     666,466       574,661
                                                                   =======     =======      ========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT II

                               DECEMBER 31, 1998

                                                                               VARIABLE INSURANCE PRODUCTS FUND
                                                                  ----------------------------------------------------------
                                                                     MONEY MARKET PORTFOLIO        HIGH INCOME PORTFOLIO
                                                                  ----------------------------- ----------------------------
                                                                   PERIOD ENDED    YEAR ENDED    PERIOD ENDED    YEAR ENDED
                                                                   DECEMBER 11,   DECEMBER 31,   DECEMBER 11,   DECEMBER 31,
                                                                       1997           1996           1997           1996
                                                                  -------------- -------------- -------------- -------------
Increase (decrease) in net assets
From operations:
 Net investment income ..........................................   $  29,949         15,364         15,351         22,656
 Net realized gain ..............................................          --             --         41,295          7,114
 Unrealized appreciation (depreciation) on investments ..........          --             --        (23,320)         1,632
                                                                    ---------       --------       --------       --------
Increase in net assets from operations ..........................      29,949         15,364         33,326         31,402
                                                                    ---------       --------       --------       --------
From capital transactions:
 Net premiums ...................................................          --          1,850            208             --
 Loan interest ..................................................         (34)           (14)           (41)           (22)
 Transfers (to) from the general account of Life of Virginia:
  Death benefits ................................................          --             --             --             --
  Surrenders ....................................................          (2)       (19,871)        (2,471)       (36,177)
  Loans .........................................................      (1,093)        (1,250)        (1,664)        (2,449)
  Cost of insurance and administrative expense (note 3) .........     (18,137)       (30,816)       (16,918)       (30,421)
  Transfer gain (loss) and transfer fees ........................     (15,912)        (5,041)         1,294           (553)
 Interfund transfers ............................................    (310,424)       (89,691)      (226,946)       (34,288)
                                                                    ---------       --------       --------       --------
Increase (decrease) in net assets from capital transactions .....    (345,602)      (144,833)      (246,538)      (103,910)
                                                                    ---------       --------       --------       --------
Increase (decrease) in net assets ...............................    (315,653)      (129,469)      (213,212)       (72,508)
Net assets at beginning of year .................................     315,653        445,122        213,212        285,720
                                                                    ---------       --------       --------       --------
Net assets at end of year .......................................   $      --        315,653             --        213,212
                                                                    =========       ========       ========       ========


                                                                    VARIABLE INSURANCE PRODUCTS FUND
                                                                ----------------------------------------
                                                                        EQUITY-INCOME PORTFOLIO
                                                                ----------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                                     1998         1997          1996
                                                                ------------- ------------ -------------
Increase (decrease) in net assets
From operations:
 Net investment income ........................................  $  311,136      309,419        68,759
 Net realized gain ............................................     235,107      125,398        98,124
 Unrealized appreciation (depreciation) on investments ........      97,581      539,549       149,934
                                                                 ----------    ---------     ---------
Increase in net assets from operations ........................     643,824      974,366       316,817
                                                                 ----------    ---------     ---------
From capital transactions:
 Net premiums .................................................   1,528,326    1,111,418       923,240
 Loan interest ................................................        (659)         623           (54)
 Transfers (to) from the general account of Life of Virginia:
  Death benefits ..............................................      (4,313)        (276)      (22,109)
  Surrenders ..................................................    (292,782)     (74,706)     (120,408)
  Loans .......................................................     (48,745)     (43,806)      (12,984)
  Cost of insurance and administrative expense
    (note 3) ..................................................    (625,045)    (475,456)     (336,646)
  Transfer gain (loss) and transfer fees ......................       3,459       21,702        18,395
 Interfund transfers ..........................................     111,431      662,909       643,935
                                                                 ----------    ---------     ---------
Increase (decrease) in net assets from capital transactions....     671,672    1,202,408     1,093,369
                                                                 ----------    ---------     ---------
Increase (decrease) in net assets .............................   1,315,496    2,176,774     1,410,186
Net assets at beginning of year ...............................   5,397,592    3,220,818     1,810,632
                                                                 ----------    ---------     ---------
Net assets at end of year .....................................  $6,713,088    5,397,592     3,220,818
                                                                 ==========    =========     =========



                                                                   VARIABLE INSURANCE PRODUCTS FUND
                                                                ---------------------------------------
                                                                           GROWTH PORTFOLIO
                                                                ---------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                                    1998         1997          1996
                                                                ------------ ------------ -------------
Increase (decrease) in net assets
From operations:
 Net investment income ........................................    661,458      105,204       188,077
 Net realized gain ............................................    728,950      193,439       342,839
 Unrealized appreciation (depreciation) on investments ........    630,736      566,792      (104,224)
                                                                 ---------    ---------     ---------
Increase in net assets from operations ........................  2,021,144      865,435       426,692
                                                                 ---------    ---------     ---------
From capital transactions:
 Net premiums .................................................  1,067,020    1,063,353       928,744
 Loan interest ................................................     (3,767)        (786)         (476)
 Transfers (to) from the general account of Life of Virginia:
  Death benefits ..............................................     (2,159)     (12,511)      (24,929)
  Surrenders ..................................................   (303,094)    (119,903)     (179,684)
  Loans .......................................................    (67,251)    (102,452)      (72,457)
  Cost of insurance and administrative expense
    (note 3) ..................................................   (550,302)    (468,850)     (419,528)
  Transfer gain (loss) and transfer fees ......................    (32,108)        (321)       34,069
 Interfund transfers ..........................................    735,023      127,136       (78,376)
                                                                 ---------    ---------     ---------
Increase (decrease) in net assets from capital transactions....    843,362      485,666       187,363
                                                                 ---------    ---------     ---------
Increase (decrease) in net assets .............................  2,864,506    1,351,101       614,055
Net assets at beginning of year ...............................  4,961,747    3,610,646     2,996,591
                                                                 ---------    ---------     ---------
Net assets at end of year .....................................  7,826,253    4,961,747     3,610,646
                                                                 =========    =========     =========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT II

                               DECEMBER 31, 1998

                                                                        VARIABLE INSURANCE
                                                                    PRODUCTS FUND (CONTINUED)
                                                             ----------------------------------------
                                                                        OVERSEAS PORTFOLIO
                                                             ----------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                                  1998         1997          1996
                                                             ------------- ------------ -------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ...........................  $  124,222      143,155        25,110
 Net realized gain .........................................      98,578       95,087        39,291
 Unrealized appreciation (depreciation) on investments .....      (8,287)     (45,710)      126,664
                                                              ----------    ---------     ---------
    Increase in net assets from operations .................     214,513      192,532       191,065
                                                              ----------    ---------     ---------
From capital transactions:
 Net premiums ..............................................     357,948      366,213       455,202
 Loan interest .............................................      (1,149)        (656)          (10)
 Transfers (to) from the general account of Life of Virginia:
  Death benefits ...........................................          --         (264)       (3,636)
  Surrenders ...............................................     (94,164)     (78,977)      (76,054)
  Loans ....................................................     (10,363)     (29,580)      (29,577)
  Cost of insurance and administrative expense
    (note 3) ...............................................    (172,299)    (181,619)     (199,651)
  Transfer gain (loss) and transfer fees ...................       3,188        2,923         5,668
 Transfers (to) from the Guarantee Account .................          --           --            --
 Interfund transfers .......................................       7,063     (292,022)       (2,943)
                                                              ----------    ---------     ---------
    Increase (decrease) in net assets from capital
     transactions ..........................................      90,224     (213,982)      148,999
                                                              ----------    ---------     ---------
Increase (decrease) in net assets ..........................     304,737      (21,450)      340,064
Net assets at beginning of period ..........................   1,739,180    1,760,630     1,420,566
                                                              ----------    ---------     ---------
Net assets at end of period ................................  $2,043,917    1,739,180     1,760,630
                                                              ==========    =========     =========



                                                                        VARIABLE INSURANCE
                                                                         PRODUCTS FUND II
                                                             ----------------------------------------
                                                                     ASSET MANAGER PORTFOLIO
                                                             ----------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                                  1998          1997         1996
                                                             ------------- ------------- ------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ...........................     496,918       390,988      163,748
 Net realized gain .........................................      58,132        68,861      105,006
 Unrealized appreciation (depreciation) on investments .....      32,734       222,652       98,064
                                                               ---------     ---------    ---------
    Increase in net assets from operations .................     587,784       682,501      366,818
                                                               ---------     ---------    ---------
From capital transactions:
 Net premiums ..............................................     513,149       644,004      695,446
 Loan interest .............................................        (263)         (381)         (44)
 Transfers (to) from the general account of Life of Virginia:
  Death benefits ...........................................      (4,354)           --      (22,120)
  Surrenders ...............................................    (197,464)     (122,367)    (107,389)
  Loans ....................................................     (31,787)      (29,206)          70
  Cost of insurance and administrative expense
    (note 3) ...............................................    (311,542)     (329,030)    (341,676)
  Transfer gain (loss) and transfer fees ...................         689        12,971          (36)
 Transfers (to) from the Guarantee Account .................          --            --           --
 Interfund transfers .......................................     (89,254)      430,161     (462,667)
                                                               ---------     ---------    ---------
    Increase (decrease) in net assets from capital
     transactions ..........................................    (120,826)      606,152     (238,416)
                                                               ---------     ---------    ---------
Increase (decrease) in net assets ..........................     466,958     1,288,653      128,402
Net assets at beginning of period ..........................   4,169,405     2,880,752    2,752,350
                                                               ---------     ---------    ---------
Net assets at end of period ................................   4,636,363     4,169,405    2,880,752
                                                               =========     =========    =========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT II

                               DECEMBER 31, 1998

                                           VARIABLE INSURANCE PRODUCTS FUND II
                                        -----------------------------------------
                                                  CONTRAFUND PORTFOLIO
                                        -----------------------------------------
                                                 YEAR ENDED DECEMBER 31,
                                             1998          1997          1996
                                        ------------- ------------- -------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense).......  $  104,490        22,586        (1,644)
 Net realized gain ....................     228,313       198,947        14,028
 Unrealized appreciation
  (depreciation) on investments .......     398,426       135,687       119,895
                                         ----------     ---------     ---------
   Increase in net assets from
    operations ........................     731,229       357,220       132,279
                                         ----------     ---------     ---------
From capital transactions:
 Net premiums .........................     947,585       617,546       331,802
 Loan interest ........................        (583)         (140)          107
 Transfers (to) from the general
  account of Life of Virginia:
  Death benefits ......................      (3,241)       (5,439)           --
  Surrenders ..........................    (118,374)      (90,538)       (8,625)
  Loans ...............................     (45,386)      (13,250)       (4,921)
  Cost of insurance and adminis-
   trative expense (note 3) ...........    (322,452)     (207,378)      (91,674)
  Transfer gain (loss) and
   transfer fees ......................      26,399        17,537         1,153
 Transfers (to) from the Guarantee
  Account .............................        (102)           --            --
 Interfund transfers ..................     403,462       292,298       398,084
                                         ----------     ---------     ---------
  Increase (decrease) in net
   assets from capital
   transactions .......................     887,308       610,636       625,926
                                         ----------     ---------     ---------
Increase (decrease) in net assets .....   1,618,537       967,856       758,205
Net assets at beginning of period .....   2,013,323     1,045,467       287,262
                                         ----------     ---------     ---------
Net assets at end of period ...........  $3,631,860     2,013,323     1,045,467
                                         ==========     =========     =========



                                                   VARIABLE INSURANCE PRODUCTS FUND III
                                        ----------------------------------------------------------
                                                                          GROWTH OPPORTUNITIES
                                          GROWTH & INCOME PORTFOLIO            PORTFOLIO
                                        ----------------------------- ----------------------------
                                                         PERIOD FROM                  PERIOD FROM
                                                           MAY 30,                      MAY 30,
                                          YEAR ENDED       1997 TO      YEAR ENDED      1997 TO
                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                             1998           1997           1998           1997
                                        -------------- -------------- -------------- -------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense).......      (1,066)          (45)          2,450          (148)
 Net realized gain ....................       2,566         1,642           3,612           472
 Unrealized appreciation
  (depreciation) on investments .......      59,468        (1,102)         35,308         3,433
                                            -------        ------         -------        ------
   Increase in net assets from
    operations ........................      60,968           495          41,370         3,757
                                            -------        ------         -------        ------
From capital transactions:
 Net premiums .........................     202,919         5,448          71,954         6,899
 Loan interest ........................          --            --             (31)           --
 Transfers (to) from the general
  account of Life of Virginia:
  Death benefits ......................          --            --              --            --
  Surrenders ..........................      (2,976)           --            (448)           --
  Loans ...............................       2,468            --          (6,446)           --
  Cost of insurance and adminis-
   trative expense (note 3) ...........     (31,238)       (1,504)        (24,940)       (1,447)
  Transfer gain (loss) and
   transfer fees ......................       4,369         1,159             976           860
 Transfers (to) from the Guarantee
  Account .............................          --            --              --            --
 Interfund transfers ..................     125,535        41,761         132,314        61,508
                                            -------        ------         -------        ------
  Increase (decrease) in net
   assets from capital
   transactions .......................     301,077        46,864         173,379        67,820
                                            -------        ------         -------        ------
Increase (decrease) in net assets .....     362,045        47,359         214,749        71,577
Net assets at beginning of period .....      47,359            --          71,577            --
                                            -------        ------         -------        ------
Net assets at end of period ...........     409,404        47,359         286,326        71,577
                                            =======        ======         =======        ======

                      LIFE OF VIRGINIA SEPARATE ACCOUNT II

                               DECEMBER 31, 1998

                                                                NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
                                          ----------------------------------------------------------------------------------------
                                               BALANCED PORTFOLIO              BOND PORTFOLIO               GROWTH PORTFOLIO
                                          ----------------------------- ----------------------------- ----------------------------
                                           PERIOD ENDED    YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED    YEAR ENDED
                                           DECEMBER 11,   DECEMBER 31,   DECEMBER 11,   DECEMBER 31,   DECEMBER 11,   DECEMBER 31,
                                               1997           1996           1997           1996           1997           1996
                                          -------------- -------------- -------------- -------------- -------------- -------------
Increase (decrease) in net assets
From operations:
 Net investment income ..................  $    14,587       39,731           4,202          6,487         10,476        12,575
 Net realized gain (loss) ...............       36,568        4,564            (162)            38         37,624         4,264
 Unrealized appreciation
  (depreciation) on investments .........      (14,898)     (28,989)            (48)        (3,678)       (18,849)       (6,024)
                                           -----------      ---------       -------        -------       --------       -------
    Increase in net assets from
     operations .........................       36,257       15,306           3,992          2,847         29,251        10,815
                                           -----------      ---------       -------        -------       --------       -------
From capital transactions:
 Net premiums ...........................          321           --              --             --            578            30
 Loan interest ..........................          (32)          (7)             --             --           (111)         (118)
 Transfers (to) from the general
  account of Life of Virginia:
  Death benefits ........................           --      (16,809)             --             --             --            --
  Surrenders ............................      (12,775)      (3,543)            (61)            --         (3,450)           --
  Loans .................................       (1,513)          --              --             --         (1,168)       (4,361)
  Cost of insurance and adminis-
    trative expense (note 3) ............      (11,724)     (16,515)         (1,655)        (3,975)        (6,896)       (8,829)
  Transfer gain (loss) and transfer
    fees ................................         (153)        (143)         (1,438)           (55)         2,241           273
 Interfund transfers ....................     (254,395)     (26,358)        (80,382)       (11,128)      (154,994)      (24,783)
                                           -----------      ---------       -------        -------       --------       -------
  Decrease in net assets from capital
    transactions ........................     (280,271)     (63,375)        (83,536)       (15,158)      (163,800)      (37,788)
                                           -----------      ---------       -------        -------       --------       -------
Decrease in net assets ..................     (244,014)     (48,069)        (79,544)       (12,311)      (134,549)      (26,973)
Net assets at beginning of year .........      244,014      292,083          79,544         91,855        134,549       161,522
                                           -----------      ---------       -------        -------       --------       -------
Net assets at end of year ...............  $        --      244,014              --         79,544             --       134,549
                                           ===========      =========       =======        =======       ========       =======

                      LIFE OF VIRGINIA SEPARATE ACCOUNT II

                               DECEMBER 31, 1998

                                                                  FEDERATED INVESTORS INSURANCE SERIES
                                                                  -------------------------------------
                                                                        AMERICAN LEADERS FUND II
                                                                  -------------------------------------
                                                                                           PERIOD FROM
                                                                                            AUGUST 14,
                                                                                             1996 TO
                                                                  YEAR ENDED DECEMBER 31,  DECEMBER 31,
                                                                      1998        1997         1996
                                                                  ----------- ----------- -------------
Increase (decrease) in net assets
From operations:
 Net investment income ..........................................  $   7,659         35           7
 Net realized gain (loss) .......................................       (245)       598           4
 Unrealized appreciation (depreciation) on investments ..........     22,437      3,025          29
                                                                   ---------     ------        -----
    Increase in net assets from operations ......................     29,851      3,658          40
                                                                   ---------     ------        -----
From capital transactions:
 Net premiums ...................................................    161,541     26,104         941
 Loan interest ..................................................         25         --          --
 Transfers (to) from the general account of Life of Virginia:
  Surrenders ....................................................     (6,132)        --          --
  Loans .........................................................     (1,072)        --          --
  Cost of insurance (note 3) ....................................    (31,404)    (3,533)       (101)
  Transfer gain (loss) and transfer fees ........................     (1,069)        46          (1)
 Interfund transfers ............................................    120,045     17,684       1,391
                                                                   ---------     ------       -----
    Increased in net assets from capital transactions ...........    241,934     40,301       2,230
                                                                   ---------     ------       -----
Increase in net assets ..........................................    271,785     43,959       2,270
Net assets at beginning of period ...............................     46,229      2,270         --
                                                                   ---------     ------       -----
Net assets at end of period .....................................  $ 318,014     46,229       2,270
                                                                   =========     ======       =====



                                                                  FEDERATED INVESTORS INSURANCE SERIES
                                                                  ------------------------------------
                                                                       HIGH INCOME BOND FUND II
                                                                  -----------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                                      1998        1997        1996
                                                                  ----------- ----------- -----------
Increase (decrease) in net assets
From operations:
 Net investment income ..........................................     3,028       2,963       1,465
 Net realized gain (loss) .......................................     1,890         836          51
 Unrealized appreciation (depreciation) on investments ..........    (3,246)      5,274       1,038
                                                                    -------      ------      ------
    Increase in net assets from operations ......................     1,672       9,073       2,554
                                                                    -------      ------      ------
From capital transactions:
 Net premiums ...................................................    76,550      41,464      18,547
 Loan interest ..................................................        60          --          --
 Transfers (to) from the general account of Life of Virginia:
  Surrenders ....................................................    (3,973)         --          --
  Loans .........................................................    (3,721)     (3,068)         --
  Cost of insurance (note 3) ....................................   (21,339)     (9,342)     (3,746)
  Transfer gain (loss) and transfer fees ........................       (94)        332         362
 Interfund transfers ............................................    16,748      20,749       9,630
                                                                    -------      ------      ------
    Increased in net assets from capital transactions ...........    64,231      50,135      24,793
                                                                    -------      ------      ------
Increase in net assets ..........................................    65,903      59,208      27,347
Net assets at beginning of period ...............................    94,806      35,598       8,251
                                                                    -------      ------      ------
Net assets at end of period .....................................   160,709      94,806      35,598
                                                                    =======      ======      ======


                                                                     FEDERATED INVESTORS INSURANCE SERIES
                                                                   ----------------------------------------
                                                                               UTILITY FUND II
                                                                   ----------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                                       1998           1997          1996
                                                                   ------------   ------------   ----------
Increase (decrease) in net assets
From operations:
 Net investment income .........................................    $  10,400          4,069        1,919
 Net realized gain (loss) ......................................        5,077          1,782        2,332
 Unrealized appreciation (depreciation) on investments .........       11,499         25,287          700
                                                                    ---------        -------       ------
    Increase in net assets from operations .....................       26,976         31,138        4,951
                                                                    ---------        -------       ------
From capital transactions:
 Net premiums ..................................................       81,174         43,641       27,264
 Loan interest .................................................            7             --           --
 Transfers (to) from the general account of Life of Virginia:
  Surrenders ...................................................       (2,124)            --          (60)
  Loans ........................................................         (315)            --           --
  Cost of insurance (note 3) ...................................      (19,854)       (10,455)      (6,249)
  Transfer gain (loss) and transfer fees .......................         (312)          (196)        (372)
 Interfund transfers ...........................................         (910)        11,808          236
                                                                    ---------        -------       ------
    Increase in net assets from capital transactions ...........       57,666         44,798       20,819
                                                                    ---------        -------       ------
Increase in net assets .........................................       84,642         75,936       25,770
Net assets at beginning of period ..............................      163,276         87,340       61,570
                                                                    ---------        -------       ------
Net assets at end of period ....................................    $ 247,918        163,276       87,340
                                                                    =========        =======       ======

                      LIFE OF VIRGINIA SEPARATE ACCOUNT II

                               DECEMBER 31, 1998

                                                                      ALGER AMERICAN FUND
                                                             --------------------------------------
                                                                      SMALL CAP PORTFOLIO
                                                             --------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                                                  1998         1997         1996
                                                             ------------- ------------ -----------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ...........................  $  113,203       17,639      (1,157)
 Net realized gain (loss) ..................................     (65,245)     109,665       4,156
 Unrealized appreciation (depreciation) on investments .....     102,269      (21,855)     (4,745)
                                                              ----------      -------     -------
    Increase (decrease) in net assets from operations ......     150,227      105,449      (1,746)
                                                              ----------      -------     -------
From capital transactions:
 Net premiums ..............................................     367,472      293,677     151,593
 Loan interest .............................................          94        1,571      (3,345)
 Transfers (to) from the general account of Life of Virginia:
  Death benefits ...........................................        (743)          --          --
  Surrenders ...............................................     (24,987)      (3,177)     (1,160)
  Loans ....................................................     (29,830)      (3,833)    (13,496)
  Cost of insurance (note 3) ...............................    (108,923)     (88,074)    (37,209)
  Transfer gain (loss) and transfer fees ...................       8,000       22,932       9,170
 Interfund transfers .......................................     (11,610)      69,375     281,412
                                                              ----------      -------     -------
    Increase in net assets from capital transactions .......     199,473      292,471     386,965
                                                              ----------      -------     -------
Increase (decrease) in net assets ..........................     349,700      397,920     385,219
Net assets at beginning of period ..........................     819,695      421,775      36,556
                                                              ----------      -------     -------
Net assets at end of period ................................  $1,169,395      819,695     421,775
                                                              ==========      =======     =======



                                                                       ALGER AMERICAN FUND
                                                             ----------------------------------------
                                                                         GROWTH PORTFOLIO
                                                             ----------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                                  1998         1997          1996
                                                             ------------- ------------ -------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ...........................     151,139        2,666         1,465
 Net realized gain (loss) ..................................      60,482      103,893         1,107
 Unrealized appreciation (depreciation) on investments .....     293,124      100,012        (1,956)
                                                                --------    ---------     ---------
    Increase (decrease) in net assets from operations ......     504,745      206,571           616
                                                                --------    ---------     ---------
From capital transactions:
 Net premiums ..............................................     322,362      338,476       180,079
 Loan interest .............................................          79          578            31
 Transfers (to) from the general account of Life of Virginia:
  Death benefits ...........................................        (828)          --            --
  Surrenders ...............................................    (132,389)     (17,220)       (1,243)
  Loans ....................................................      10,255       (5,609)         (956)
  Cost of insurance (note 3) ...............................    (130,212)    (109,328)      (34,162)
  Transfer gain (loss) and transfer fees ...................       6,290      (92,300)        6,248
 Interfund transfers .......................................     381,092     (862,640)    1,232,717
                                                                --------    ---------     ---------
    Increase in net assets from capital transactions .......     456,649     (748,043)    1,382,714
                                                                --------    ---------     ---------
Increase (decrease) in net assets ..........................     961,394     (541,472)    1,383,330
Net assets at beginning of period ..........................     865,112    1,406,584        23,254
                                                                --------    ---------     ---------
Net assets at end of period ................................   1,826,506      865,112     1,406,584
                                                               =========    =========     =========


                                                                                  PBHG INSURANCE SERIES FUND
                                                                  ----------------------------------------------------------
                                                                   LARGE CAP GROWTH PORTFOLIO       GROWTH II PORTFOLIO
                                                                  ----------------------------- ----------------------------
                                                                                   PERIOD FROM                  PERIOD FROM
                                                                                     MAY 30,                      MAY 30,
                                                                    YEAR ENDED       1997 TO      YEAR ENDED      1997 TO
                                                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                       1998           1997           1998           1997
                                                                  -------------- -------------- -------------- -------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ................................    $   (327)          (63)          (239)           (43)
 Net realized gain (loss) .......................................       3,310           584           (197)            34
 Unrealized appreciation (depreciation) on investments ..........      13,650            92          8,666           (142)
                                                                     --------        ------         ------         ------
    Increase (decrease) in net assets from operations ...........      16,633           613          8,230           (151)
                                                                     --------        ------         ------         ------
From capital transactions:
 Net premiums ...................................................      38,098         4,425         19,247         10,354
 Loan interest ..................................................          15            --             --             --
 Transfers (to) from the general account of Life of Virginia:
  Death benefits ................................................          --            --             --             --
  Surrenders ....................................................        (949)         (181)          (286)            --
  Loans .........................................................      (6,899)           --             --             --
  Cost of insurance (note 3) ....................................      (9,007)       (1,384)        (8,107)        (1,598)
  Transfer gain (loss) and transfer fees ........................        (239)          401         (1,497)           (24)
 Interfund transfers ............................................      14,195        22,634         30,191         12,519
                                                                     --------        ------         ------         ------
    Increase in net assets from capital transactions ............      35,214        25,895         39,548         21,251
                                                                     --------        ------         ------         ------
Increase (decrease) in net assets ...............................      51,847        26,508         47,778         21,100
Net assets at beginning of period ...............................      26,508            --         21,100             --
                                                                     --------        ------         ------         ------
Net assets at end of period .....................................    $ 78,355        26,508         68,878         21,100
                                                                     ========        ======         ======         ======

                      LIFE OF VIRGINIA SEPARATE ACCOUNT II

                               DECEMBER 31, 1998

                                                                       JANUS ASPEN SERIES
                                                                  AGGRESSIVE GROWTH PORTFOLIO
                                                            ----------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                                                 1998         1997          1996
                                                            ------------- ------------ -------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ..........................  $  (13,622)     (10,376)        2,991
 Net realized gain ........................................     171,826      202,593        49,684
 Unrealized appreciation (depreciation) on investments.....     488,613      (21,456)       (6,584)
                                                             ----------    ---------     ---------
    Increase in net assets from operations ................     646,817      170,761        46,091
                                                             ----------    ---------     ---------
From capital transactions:
 Net premiums .............................................     624,199      525,446       440,252
 Loan interest ............................................         113       (1,809)           50
 Transfers (to) from the general account of Life of
  Virginia: ...............................................
  Death benefits ..........................................        (826)          --          (155)
  Surrenders ..............................................    (129,710)     (39,796)      (55,525)
  Loans ...................................................     (41,049)      (7,351)       (9,797)
  Cost of insurance and administrative expense
    (note 3) ..............................................    (220,183)    (186,650)     (128,435)
  Transfer gain (loss) and transfer fees ..................      18,812       45,321         5,450
 Transfers (to) from the Guarantee Account ................          --           --            --
 Interfund transfers ......................................    (391,359)     436,211       161,707
                                                             ----------    ---------     ---------
    Increase (decrease) in net assets from capital
     transactions .........................................    (140,003)     771,372       413,547
                                                             ----------    ---------     ---------
Increase in net assets ....................................     506,814      942,133       459,638
Net assets at beginning of period .........................   2,025,192    1,083,059       623,421
                                                             ----------    ---------     ---------
Net assets at end of period ...............................  $2,532,006    2,025,192     1,083,059
                                                             ==========    =========     =========



                                                                       JANUS ASPEN SERIES
                                                                        GROWTH PORTFOLIO
                                                            ----------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                                                 1998         1997          1996
                                                            ------------- ------------ -------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ..........................     129,924       35,936        16,388
 Net realized gain ........................................     115,203       94,811        21,606
 Unrealized appreciation (depreciation) on investments.....     576,941      155,268        67,602
                                                              ---------    ---------     ---------
    Increase in net assets from operations ................     822,068      286,015       105,596
                                                              ---------    ---------     ---------
From capital transactions:
 Net premiums .............................................     731,597      531,252       350,437
 Loan interest ............................................         114          514            59
 Transfers (to) from the general account of Life of
  Virginia: ...............................................
  Death benefits ..........................................        (857)          --          (151)
  Surrenders ..............................................    (112,392)     (19,282)      (67,362)
  Loans ...................................................      (5,077)     (17,285)       (5,035)
  Cost of insurance and administrative expense
    (note 3) ..............................................    (247,297)    (173,865)      (88,814)
  Transfer gain (loss) and transfer fees ..................         537        8,623         5,548
 Transfers (to) from the Guarantee Account ................          --           --            --
 Interfund transfers ......................................     208,382      231,416       454,994
                                                              ---------    ---------     ---------
    Increase (decrease) in net assets from capital
     transactions .........................................     575,007      561,373       649,676
                                                              ---------    ---------     ---------
Increase in net assets ....................................   1,397,075      847,388       755,272
Net assets at beginning of period .........................   1,960,998    1,113,610       358,338
                                                              ---------    ---------     ---------
Net assets at end of period ...............................   3,358,073    1,960,998     1,113,610
                                                              =========    =========     =========


                                                                               JANUS ASPEN SERIES
                                                                           WORLDWIDE GROWTH PORTFOLIO
                                                                     ---------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                                          1998         1997         1996
                                                                     ------------- ------------ ------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ...................................  $  124,570       19,700       11,083
 Net realized gain .................................................     233,014       89,852      102,324
 Unrealized appreciation (depreciation) on investments .............     623,292      251,916       66,974
                                                                      ----------    ---------    ---------
    Increase in net assets from operations .........................     980,876      361,468      180,381
                                                                      ----------    ---------    ---------
From capital transactions:
 Net premiums ......................................................   1,375,973      822,511      381,650
 Loan interest .....................................................        (462)         740          270
 Transfers (to) from the general account of Life of Virginia:
  Death benefits ...................................................      (1,493)          --           --
  Surrenders .......................................................    (169,492)     (35,503)     (40,322)
  Loans ............................................................     (55,021)     (11,414)     (19,483)
  Cost of insurance and administrative expense (note 3) ............    (464,790)    (279,525)    (115,529)
  Transfer gain (loss) and transfer fees ...........................         552        3,261        8,504
 Transfers (to) from the Guarantee Account .........................        (100)          --           --
 Interfund transfers ...............................................     355,363      795,994      610,432
                                                                      ----------    ---------    ---------
    Increase (decrease) in net assets from capital transactions ....   1,040,530    1,296,064      825,522
                                                                      ----------    ---------    ---------
Increase in net assets .............................................   2,021,406    1,657,532    1,005,903
Net assets at beginning of period ..................................   3,078,819    1,421,287      415,384
                                                                      ----------    ---------    ---------
Net assets at end of period ........................................  $5,100,225    3,078,819    1,421,287
                                                                      ==========    =========    =========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT II

                               DECEMBER 31, 1998

                                                                      JANUS ASPEN SERIES (CONTINUED)
                                                                            BALANCED PORTFOLIO
                                                                  ---------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                       1998          1997        1996
                                                                  -------------- ----------- ------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ................................   $   36,384       9,947        2,566
 Net realized gain ..............................................       24,529       8,229        2,098
 Unrealized appreciation (depreciation) on investments ..........      216,533      41,009       14,575
                                                                    ----------     -------      -------
    Increase in net assets from operations ......................      277,446      59,185       19,239
                                                                    ----------     -------      -------
From capital transactions:
 Net premiums ...................................................      389,374      73,161       19,054
 Loan interest ..................................................          (51)          6           --
 Transfers (to) from the general account of Life of Virginia:
  Death benefits ................................................           --          --           --
  Surrenders ....................................................       (8,613)     (6,904)          --
  Loans .........................................................      (17,190)       (577)          --
  Cost of insurance (note 3) ....................................     (100,651)    (31,146)     (11,055)
  Transfer gain (loss) and transfer fees ........................        3,680         305        1,193
 Interfund transfers ............................................      143,125     369,258       63,919
                                                                    ----------     -------      -------
    Increase in net assets from capital transactions ............      409,674     404,103       73,111
                                                                    ----------     -------      -------
Increase in net assets ..........................................      687,120     463,288       92,350
Net assets at beginning of period ...............................      632,064     168,776       76,426
                                                                    ----------     -------      -------
Net assets at end of period .....................................   $1,319,184     632,064      168,776
                                                                    ==========     =======      =======



                                                                    JANUS ASPEN SERIES (CONTINUED)
                                                                      FLEXIBLE INCOME PORTFOLIO
                                                                  ----------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                                      1998         1997       1996
                                                                  ------------ ------------ --------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ................................      4,036        3,252      507
 Net realized gain ..............................................      1,687          305       13
 Unrealized appreciation (depreciation) on investments ..........        (74)          72       83
                                                                     -------      -------    -----
    Increase in net assets from operations ......................      5,649        3,629      603
                                                                     -------      -------    -----
From capital transactions:
 Net premiums ...................................................     44,607       40,176    3,048
 Loan interest ..................................................         --           --       --
 Transfers (to) from the general account of Life of Virginia:
  Death benefits ................................................     (1,195)          --       --
  Surrenders ....................................................       (908)          --       --
  Loans .........................................................         --           --       --
  Cost of insurance (note 3) ....................................    (16,727)     (10,448)    (840)
  Transfer gain (loss) and transfer fees ........................       (213)         271        1
 Interfund transfers ............................................     (2,619)      28,139    6,026
                                                                     -------      -------    -----
    Increase in net assets from capital transactions ............     22,945       58,138    8,235
                                                                     -------      -------    -----
Increase in net assets ..........................................     28,594       61,767    8,838
Net assets at beginning of period ...............................     70,650        8,883       45
                                                                     -------      -------    -----
Net assets at end of period .....................................     99,244       70,650    8,883
                                                                     =======      =======    =====


                                                                                JANUS ASPEN SERIES (CONTINUED)
                                                             --------------------------------------------------------------------
                                                                                                         CAPITAL APPRECIATION
                                                                 INTERNATIONAL GROWTH PORTFOLIO               PORTFOLIO
                                                             --------------------------------------- ----------------------------
                                                                                        PERIOD FROM                  PERIOD FROM
                                                                                          JULY 9,                      MAY 21,
                                                                                          1996 TO      YEAR ENDED      1997 TO
                                                             YEAR ENDED DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                 1998        1997          1996           1998           1997
                                                             ----------- ------------ -------------- -------------- -------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ...........................  $   8,665         274           96          (1,219)          (7)
 Net realized gain .........................................     40,482       5,037          152          28,363          106
 Unrealized appreciation (depreciation) on investments .....     16,463      16,037        1,040          45,429          697
                                                              ---------     -------       ------         -------       ------
    Increase in net assets from operations .................     65,610      21,348        1,288          72,573          796
                                                              ---------     -------       ------         -------       ------
From capital transactions:
 Net premiums ..............................................    375,304     137,587       19,750         106,588        1,504
 Loan interest .............................................          8           7           --             300           --
 Transfers (to) from the general account of Life of Virginia:
  Death benefits ...........................................       (645)         --           --              --           --
  Surrenders ...............................................    (19,180)     (3,539)          --            (374)          --
  Loans ....................................................       (432)       (462)          --              --           --
  Cost of insurance (note 3) ...............................    (76,148)    (30,132)      (1,705)        (25,927)      (1,135)
  Transfer gain (loss) and transfer fees ...................      2,743       1,187          (43)         (8,962)           4
 Interfund transfers .......................................    168,918     140,874       34,648          79,406        7,451
                                                              ---------     -------       ------         -------       ------
  Increase in net assets from capital transactions .........    450,568     245,522       52,650         151,031        7,824
                                                              ---------     -------       ------         -------       ------
Increase in net assets .....................................    516,178     266,870       53,938         223,604        8,620
Net assets at beginning of period ..........................    320,808      53,938           --           8,620           --
                                                              ---------     -------       ------         -------       ------
Net assets at end of period ................................  $ 836,986     320,808       53,938         232,224        8,620
                                                              =========     =======       ======         =======       ======

                      LIFE OF VIRGINIA SEPARATE ACCOUNT II

                               DECEMBER 31, 1998

                                                                          GOLDMAN SACHS          SALOMON BROTHERS
                                                                       VARIABLE INSURANCE        VARIABLE SERIES
                                                                           TRUST FUND                BROTHERS
                                                                  ----------------------------- -----------------
                                                                    GROWTH AND       MID CAP
                                                                      IMCOME         EQUITY         INVESTORS
                                                                       FUND           FUND             FUND
                                                                  -------------- -------------- -----------------
                                                                    PERIOD FROM    PERIOD FROM     PERIOD FROM
                                                                    OCTOBER 1,     AUGUTST 28,     DECEMBER 8,
                                                                      1998 TO        1998 TO         1998 TO
                                                                   DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
                                                                       1998           1998             1998
                                                                  -------------- -------------- -----------------
Increase in net assets
From operations:
 Net investment income ..........................................    $     76           291               5
 Net realized gain ..............................................         120         3,047              --
 Unrealized appreciation on investments .........................         496         2,320              53
                                                                     --------        ------           -----
    Increase in net assets from operations ......................         692         5,658              58
                                                                     --------        ------           -----
From capital transactions:
 Net premiums ...................................................       9,253         6,190              --
 Loan interest ..................................................          --            --              --
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ...............................................          --            --              --
   Surrenders ...................................................          --            --              --
   Loans ........................................................          --            --              --
   Cost of insurance (note 3) ...................................        (294)       (1,091)             --
   Transfer gain (loss) and transfer fees .......................          (2)       (3,036)             --
 Interfund transfers ............................................         784        85,487           1,472
                                                                     --------        ------           -----
    Increase in net assets from capital transactions ............       9,741        87,550           1,472
                                                                     --------        ------           -----
Increase in net assets ..........................................      10,433        93,208           1,530
Net assets at beginning of period ...............................          --            --              --
                                                                     --------        ------           -----
Net assets at end of period .....................................    $ 10,433        93,208           1,530
                                                                     ========        ======           =====

                See accompanying notes to financial statements.

                      LIFE OF VIRGINIA SEPARATE ACCOUNT II

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1998


(1) DESCRIPTION OF ENTITY

     Life of Virginia Separate Account II (the Account) is a separate investment account established in 1986 by The Life Insurance Company of Virginia (Life of Virginia) under the laws of the Commonwealth of Virginia. The Account operates as a unit investment trust under the Investment Company Act of 1940. The Account is used to fund certain benefits for flexible premium variable life insurance policies issued by Life of Virginia. The Life Insurance Company of Virginia is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. Eighty percent of the capital stock of Life of Virginia is owned by General Electric Capital Assurance Company. The remaining 20% is owned by GE Financial Assurance Holdings, Inc. General Electric Capital Assurance Company and GE Financial Assurance Holdings, Inc. are indirect, wholly-owned subsidiaries of General Electric Capital Company ("GE Capital"). GE Capital, a diversified financial services company, is a wholly-owned subsidiary of General Electric Company (GE), a New York corporation. Prior to April 1, 1996, Life of Virginia was an indirect wholly-owned subsidiary of Aon Corporation (Aon).

     In October 1998, three new investment subdivisions were added to the Account for both Type I and Type II policies (see note 2). The Investors Fund, Strategic Bond Fund, and the Total Return Fund each invest solely in a designated portfolio of the Salomon Brothers Variable Series Fund. All designated portfolios described above are series type mutual funds. There were no amounts issued in either the Strategic Bond or Total Return Funds during 1998.

     In May 1998, three new investment subdivisions were added to the Account, for both Type I and Type II policies. The U.S. Equity Fund invests solely in a designated portfolio of the GE Investments Funds, Inc. The Mid Cap Equity and Growth and Income Funds each invest solely in a designated portfolio of the Goldman Sachs Variable Insurance Trust Fund. All designated portfolios described above are series type mutual funds.

     In May 1997, seven new investment subdivisions were added to the Account. The Growth & Income Portfolio and Growth Opportunities Portfolio each invest solely in a designated portfolio of the Variable Insurance Products Fund III. The Global Income Fund and the Value Equity Fund each invest solely in a designated portfolio of the GE Investments Funds, Inc. The Capital Appreciation Portfolio invests solely in a designated portfolio of the Janus Aspen Series. The Growth II Portfolio and the Large Cap Growth Portfolio each invest solely in a designated portfolio of the PBHG Insurance Series Fund. All designated portfolios described above are series type mutual funds.

     On December 12, 1997, the Account added the GE Investments Funds, Inc. -- Income Fund as a new investment subdivision and made the following substitutions of shares held by the investment subdivisions:



BEFORE THE SUBSTITUTION                                 AFTER THE SUBSTITUTION
   Shares of Money Market Portfolio -- Variable         Shares of Money Market Fund -- GE Investments
   Insurance Products Fund                              Funds, Inc.
   Shares of Money Fund -- Oppenheimer Variable         Shares of Money Market Fund -- GE Investments
   Account Funds                                        Funds, Inc.
   Shares of Government Securities Fund -- GE           Shares of Income Fund -- GE Investments Funds,
   Investments Funds, Inc.                              Inc.
   Shares of Bond Portfolio -- Neuberger & Berman       Shares of Income Fund -- GE Investments Funds,
   Advisers Management Trust                            Inc.
   Shares of High Income Portfolio -- Variable          Shares of High Income Fund -- Oppenheimer
   Insurance Products Fund                              Variable Account Funds
   Shares of Growth Portfolio -- Neuberger & Berman     Shares of Growth Portfolio Fund -- Variable
   Advisers Management Trust                            Insurance Products Fund
   Shares of Balanced Portfolio -- Neuberger &          Shares of Balanced Portfolio -- Janus Aspen Series
   Berman Advisers Management Trust

     The foregoing substitutions were carried out pursuant to an order of the Securities and Exchange Commission (Commission) issued on December 11, 1997, with the approval of any necessary department of insurance. The effect of such a share substitution was to replace certain portfolios of Variable Insurance Products Fund, Oppenheimer Variable Account Funds, GE Investments Funds, Inc., and Neuberger & Berman Advisers Management Trust with those of GE Investments Funds, Inc., Oppenheimer Variable Account Funds, Variable Insurance Products Fund, and Janus Aspen Series.

                     LIFE OF VIRGINIA SEPARATE ACCOUNT II

(1) DESCRIPTION OF ENTITY -- Continued

     In May 1996, two new investment subdivisions were added to the Account. One of these subdivisions, the International Growth Portfolio, invests solely in a designated portfolio of the Janus Aspen Series, a series type mutual fund. The other new subdivision, the American Leaders Fund II, invests solely in a designated portfolio of the Federated Investors Insurance Series, a series type mutual fund.


(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


     (A) UNIT CLASS

     There are two unit classes included in the Account. Type I units are sold under policy form P1096. Type II units are sold under policy form P1250. Type II unit sales began in the first half of 1998.


     (B) INVESTMENTS

     Investments are stated at fair value which is based on the underlying net asset value per share of the respective portfolios or funds. Purchases and sales of investments are recorded on the trade date and income distributions are recorded on the ex-dividend date. Realized gains and losses on investments are determined on the average cost basis. The units and unit values are disclosed as of the last business day in the applicable year or period.

     The aggregate cost of the investments acquired and the aggregate proceeds of investments sold, for the year or period ended December 31, 1998, were:

                                          COST OF        PROCEEDS
                                           SHARES          FROM
FUND/PORTFOLIO                            ACQUIRED      SHARES SOLD
------------------------------------   -------------   ------------
GE Investments Funds, Inc.:
 S&P 500 Index .....................    $ 3,001,928      1,950,617
 Money Market ......................     20,447,560     18,763,023
 Total Return ......................      1,526,036      1,126,013
 International Equity ..............         59,529         26,632
 Real Estate Securities ............        413,138        190,221
 Global Income .....................         77,882         54,911
 Value Equity ......................        233,238         44,064
 Income ............................        143,810         96,065
 U.S. Equity .......................         49,918          2,396
Oppenheimer Variable Account Funds:
 Bond ..............................        254,506        105,950
 Capital Appreciation ..............      1,499,751      1,136,187
 Growth ............................      1,185,556        589,091
 High Income .......................        724,376        437,362
 Multiple Strategies ...............        319,140        138,265
Variable Insurance Products Fund:
 Equity-Income .....................      2,782,789      1,747,261
 Growth ............................      9,144,085      7,631,479
 Overseas ..........................      1,372,610      1,151,585
Variable Insurance Products Fund II:
 Asset Manager .....................      1,141,340        756,012
 Contrafund ........................      3,136,522      2,123,389

                     LIFE OF VIRGINIA SEPARATE ACCOUNT II

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued

                                             COST OF       PROCEEDS
                                             SHARES          FROM
FUND/PORTFOLIO                              ACQUIRED      SHARES SOLD
---------------------------------------   ------------   ------------
Variable Insurance Products Fund III:
 Growth & Income ......................    $  346,986        57,187
 Growth Opportunities .................       263,696        85,715
Federated Insurance Series:
 Utility Fund II ......................       102,720        41,553
 High Income Bond Fund II .............       139,424        70,243
 American Leaders Fund II .............       363,976       113,117
The Alger American Fund:
 Small Cap ............................       799,877       451,283
 Growth ...............................     1,040,147       425,372
PBHG Insurance Series Fund, Inc.:
 PBHG Large Cap Growth ................        75,194        38,532
 PBHG Growth II .......................        76,900        35,458
Janus Aspen Series:
 Aggressive Growth ....................     2,561,005     2,643,692
 Growth ...............................     1,411,018       696,272
 Worldwide Growth .....................     2,664,473     1,479,862
 Balanced .............................       663,282       238,577
 Flexible Income ......................       110,072        82,610
 International Growth .................     1,537,601     1,073,024
 Capital Appreciation .................     4,295,560     4,141,652
Goldman Sachs Variable Insurance Trust:
 Growth and Income ....................        10,132           306
 Mid Cap Equity .......................        92,136         4,257
Salomon Brothers Variable Series Fund:
 Investors Fund .......................         1,472            --

                     LIFE OF VIRGINIA SEPARATE ACCOUNT II

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued


     (C) CAPITAL TRANSACTIONS

     The increase (decrease) in outstanding units from capital transactions for the years or periods ended December 31, 1998, 1997 and 1996 are as follows:



                                                              GE INVESTMENTS FUNDS, INC.
                                                              --------------------------
                                                                 S&P 500      GOVERMENT
                                                                  INDEX      SECURITIES
                                                                   FUND         FUND
                                                              ------------- ------------
Type I Units:
Units outstanding at December 31, 1995 ......................    41,652         17,289
                                                                 ------        -------
 Net premiums ...............................................    10,935          2,279
 Loan interest ..............................................       (16)            54
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ...........................................       (69)            --
   Surrenders ...............................................      (540)          (193)
   Loans ....................................................      (578)          (141)
   Cost of insurance and administrative expenses ............    (5,615)        (1,444)
 Interfund transfers ........................................    10,270         (1,161)
                                                                 ------        -------
Net increase (decrease) in units from capital transactions ..    14,387           (606)
                                                                 ------        -------
Units outstanding at December 31, 1996 ......................    56,039         16,683
                                                                 ------        -------
 Net premiums ...............................................    12,804          1,856
 Loan interest ..............................................       (69)            15
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ...........................................    (3,774)            --
   Surrenders ...............................................      (734)          (782)
   Loans ....................................................      (328)          (210)
   Cost of insurance and administrative expenses ............    (6,083)        (1,174)
 Interfund transfers ........................................    24,623        (16,388)
                                                                 ------        -------
Net increase (decrease) in units from capital transactions ..    26,439        (16,683)
                                                                 ------        -------
Units outstanding at December 31, 1997 ......................    82,478             --
                                                                 ------        -------
 Net premiums ...............................................     9,623             --
 Loan interest ..............................................        (7)            --
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ...........................................        --             --
   Surrenders ...............................................        23             --
   Loans ....................................................      (301)            --
   Cost of insurance and administrative expenses ............    (4,258)            --
 Transfers (to) from the Guarantee Account ..................        --             --
 Interfund transfers ........................................    (1,774)            --
                                                                 ------        -------
Net increase (decrease) in units from capital transactions ..     3,306             --
                                                                 ------        -------
Units outstanding at December 31, 1998 ......................    85,784             --
                                                                 ======        =======



                                                                      GE INVESTMENTS FUNDS, INC.
                                                              ------------------------------------------
                                                                  MONEY         TOTAL      INTERNATIONAL
                                                                 MARKET        RETURN         EQUITY
                                                                  FUND          FUND           FUND
                                                              ------------ -------------- --------------
Type I Units:
Units outstanding at December 31, 1995 ......................     94,411      129,923           884
                                                                --------      -------         -----
 Net premiums ...............................................    364,289        5,129         1,663
 Loan interest ..............................................       (119)          (6)            1
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ...........................................        (84)        (904)           --
   Surrenders ...............................................       (456)        (503)         (124)
   Loans ....................................................     (3,851)        (249)          (20)
   Cost of insurance and administrative expenses ............    (16,666)     (12,173)         (276)
 Interfund transfers ........................................   (282,823)       4,475           908
                                                                --------      -------         -----
Net increase (decrease) in units from capital transactions ..     60,290       (4,231)        2,152
                                                                --------      -------         -----
Units outstanding at December 31, 1996 ......................    154,701      125,692         3,036
                                                                --------      -------         -----
 Net premiums ...............................................    229,013        6,095         1,752
 Loan interest ..............................................       (196)         (11)           --
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ...........................................     (1,005)        (267)           --
   Surrenders ...............................................       (671)        (523)          (68)
   Loans ....................................................       (330)        (137)          (22)
   Cost of insurance and administrative expenses ............    (17,924)     (12,827)         (414)
 Interfund transfers ........................................   (224,564)        (101)        1,666
                                                                --------      -------         -----
Net increase (decrease) in units from capital transactions ..    (15,677)      (7,771)        2,914
                                                                --------      -------         -----
Units outstanding at December 31, 1997 ......................    139,024      117,921         5,950
                                                                --------      -------         -----
 Net premiums ...............................................    112,037        5,873         1,468
 Loan interest ..............................................        153          (10)           --
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ...........................................        (73)        (662)           --
   Surrenders ...............................................     (7,598)        (498)          (35)
   Loans ....................................................     (5,530)        (263)          (51)
   Cost of insurance and administrative expenses ............    (16,515)     (11,632)         (660)
 Transfers (to) from the Guarantee Account ..................         --           --            --
 Interfund transfers ........................................   (103,800)        (210)          740
                                                                --------      -------         -----
Net increase (decrease) in units from capital transactions ..    (21,326)      (7,402)        1,462
                                                                --------      -------         -----
Units outstanding at December 31, 1998 ......................    117,698      110,519         7,412
                                                                ========      =======         =====

                     LIFE OF VIRGINIA SEPARATE ACCOUNT II

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued

                                                                                     GE INVESTMENTS FUNDS, INC.
                                                                     -----------------------------------------------------------
                                                                      REAL ESTATE    GLOBAL    VALUE
                                                                       SECURITIES    INCOME    EQUITY     INCOME     U.S. EQUITY
                                                                          FUND        FUND      FUND       FUND         FUND
                                                                     ------------- --------- --------- ------------ ------------
Type I Units:
Units outstanding at December 31, 1995 .............................         35         --        --         --           --
                                                                         ------      -----     -----     ------          ---
 Net premiums ......................................................      1,148         --        --         --           --
 Loan interest .....................................................         --         --        --         --           --
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ..................................................         --         --        --         --           --
   Surrenders ......................................................        (26)        --        --         --           --
   Loans ...........................................................         --         --        --         --           --
   Cost of insurance and administrative expenses ...................       (142)        --        --         --           --
 Interfund transfers ...............................................        903         --        --         --           --
                                                                         ------      -----     -----     ------          ---
Net increase (decrease) in units from capital transactions .........      1,883         --        --         --           --
                                                                         ------      -----     -----     ------          ---
Units outstanding at December 31, 1996 .............................      1,918         --        --         --           --
                                                                         ------      -----     -----     ------          ---
 Net premiums ......................................................      4,672        128       444         74           --
 Loan interest .....................................................         --         --        --          1           --
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ..................................................         --         --        --         --           --
   Surrenders ......................................................        (41)        --        --         --           --
   Loans ...........................................................        (51)       (24)       --         --           --
   Cost of insurance and administrative expenses ...................     (1,046)       (37)      (77)      (166)          --
 Interfund transfers ...............................................      5,271        829       661     37,858           --
                                                                         ------      -----     -----     ------          ---
Net increase (decrease) in units from capital transactions .........      8,805        896     1,028     37,767           --
                                                                         ------      -----     -----     ------          ---
Units outstanding at December 31, 1997 .............................     10,723        896     1,028     37,767           --
                                                                         ------      -----     -----     ------          ---
 Net premiums ......................................................      8,323      1,593     2,656      5,943           30
 Loan interest .....................................................         --         --         3         (7)          --
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ..................................................         --         --        --         --           --
   Surrenders ......................................................       (201)        --      (211)    (2,891)          --
   Loans ...........................................................        (37)        --       (84)       (66)          --
   Cost of insurance and administrative expenses ...................     (2,557)      (464)     (648)    (3,205)         (22)
 Transfers (to) from the Guarantee Account .........................         --         --        --         --           --
 Interfund transfers ...............................................      1,263        985     2,342      2,659           10
                                                                         ------      -----     -----     ------          ---
Net increase (decrease) in units from capital transactions .........      6,791      2,114     4,058      2,433           18
                                                                         ------      -----     -----     ------          ---
Units outstanding at December 31, 1998 .............................     17,514      3,010     5,086     40,200           18
                                                                         ======      =====     =====     ======          ===

                     LIFE OF VIRGINIA SEPARATE ACCOUNT II

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued

                                                             OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                           ---------------------------------------
                                                                                    CAPITAL
                                                             MONEY     BOND       APPRECIATION
                                                              FUND     FUND           FUND
                                                           --------- ---------- ---------------
Type I Units:
Units outstanding at December 31, 1995 ...................     806       9,633         49,118
                                                              ----      ------        -------
 Net premiums ............................................      --       4,046          8,958
 Loan interest ...........................................      --          --             --
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits ........................................      --          --             --
   Surrenders ............................................      --        (241)          (759)
   Loans .................................................      --        (100)            --
   Cost of insurance and administrative expenses .........     (66)     (1,736)        (4,613)
 Interfund transfers .....................................    (695)      1,453         11,095
                                                              ----      ------        -------
Net increase (decrease) in units from capital
 transactions ............................................    (761)      3,422         14,681
                                                              ----      ------        -------
Units outstanding at December 31, 1996 ...................      45      13,055         63,799
                                                              ----      ------        -------
 Net premiums ............................................       6        (539)        20,919
 Loan interest ...........................................      --          --              8
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits ........................................      --          --             (8)
   Surrenders ............................................      --         167         (1,104)
   Loans .................................................      --          19         (1,014)
   Cost of insurance and administrative expenses .........     (12)        221         (8,094)
 Interfund transfers .....................................     (39)        114          1,620
                                                              ----      ------        -------
Net increase (decrease) in units from capital
 transactions ............................................     (45)        (18)        12,327
                                                              ----      ------        -------
Units outstanding at December 31, 1997 ...................      --      13,037         76,126
                                                              ----      ------        -------
 Net premiums ............................................      --       4,915         23,331
 Loan interest ...........................................      --          (2)             5
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits ........................................      --          --             --
   Surrenders ............................................      --        (776)        (4,257)
   Loans .................................................      --         (59)        (1,894)
   Cost of insurance and administrative expenses .........      --      (1,448)       (10,077)
 Transfers (to) from the Guarantee Account ...............      --          --             (8)
 Interfund transfers .....................................      --       1,572         (2,098)
                                                              ----      ------        -------
Net increase (decrease) in units from capital
 transactions ............................................      --       4,202          5,002
                                                              ----      ------        -------
Units outstanding at December 31, 1998 ...................      --      17,239         81,128
                                                              ====      ======        =======



                                                               OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                           -------------------------------------------
                                                                               HIGH         MULTIPLE
                                                               GROWTH         INCOME       STRATEGIES
                                                                FUND           FUND           FUND
                                                           -------------- -------------- -------------
Type I Units:
Units outstanding at December 31, 1995 ...................    30,329         23,001         24,621
                                                              ------         ------         ------
 Net premiums ............................................    16,813          6,706          5,628
 Loan interest ...........................................        (5)            (3)            (1)
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits ........................................        --            (85)          (805)
   Surrenders ............................................    (3,514)          (393)        (8,467)
   Loans .................................................      (230)          (468)           (34)
   Cost of insurance and administrative expenses .........    (6,622)        (2,322)        (2,303)
 Interfund transfers .....................................     7,391          5,754          4,012
                                                              ------         ------         ------
Net increase (decrease) in units from capital
 transactions ............................................    13,833          9,189         (1,970)
                                                              ------         ------         ------
Units outstanding at December 31, 1996 ...................    44,162         32,190         22,651
                                                              ------         ------         ------
 Net premiums ............................................    11,890         10,966          3,690
 Loan interest ...........................................       (14)            --             (4)
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits ........................................        --             --             --
   Surrenders ............................................    (1,783)          (595)        (1,437)
   Loans .................................................      (327)          (766)          (139)
   Cost of insurance and administrative expenses .........    (4,561)        (4,949)        (1,822)
 Interfund transfers .....................................     4,663         11,197           (378)
                                                              ------         ------         ------
Net increase (decrease) in units from capital
 transactions ............................................     9,868         15,853            (90)
                                                              ------         ------         ------
Units outstanding at December 31, 1997 ...................    54,030         48,043         22,561
                                                              ------         ------         ------
 Net premiums ............................................    12,058         11,931          5,523
 Loan interest ...........................................        (8)            (9)            (5)
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits ........................................        --            (88)            --
   Surrenders ............................................    (2,931)        (2,666)          (277)
   Loans .................................................      (232)          (483)          (320)
   Cost of insurance and administrative expenses .........    (5,205)        (5,457)        (2,167)
 Transfers (to) from the Guarantee Account ...............        --             --             --
 Interfund transfers .....................................     1,707          1,100           (457)
                                                              ------         ------         ------
Net increase (decrease) in units from capital
 transactions ............................................     5,389          4,328          2,297
                                                              ------         ------         ------
Units outstanding at December 31, 1998 ...................    59,419         52,371         24,858
                                                              ======         ======         ======

                     LIFE OF VIRGINIA SEPARATE ACCOUNT II

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued



                                                                      VARIABLE INSURANCE PRODUCTS
                                                                                 FUND
                                                                     -----------------------------
                                                                          MONEY          HIGH
                                                                         MARKET         INCOME
                                                                        PORTFOLIO      PORTFOLIO
                                                                     -------------- --------------
Type I Units:
Units outstanding at December 31, 1995 .............................     29,874        12,687
                                                                         ------        ------
 Net premiums ......................................................        127            --
 Loan interest .....................................................         (1)           (1)
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ..................................................         --            --
   Surrenders ......................................................     (1,370)       (1,514)
   Loans ...........................................................        (86)         (103)
   Cost of insurance and administrative expenses ...................     (2,125)       (1,273)
 Interfund transfers ...............................................     (6,185)       (1,435)
                                                                         ------        ------
Net increase (decrease) in units from capital transactions .........     (9,640)       (4,326)
                                                                         ------        ------
Units outstanding at December 31, 1996 .............................     20,234         8,361
                                                                         ------        ------
 Net premiums ......................................................         --             6
 Loan interest .....................................................         (2)           (1)
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ..................................................         --            --
   Surrenders ......................................................         --           (83)
   Loans ...........................................................        (67)          (56)
   Cost of insurance and administrative expenses ...................     (1,113)         (571)
 Interfund transfers ...............................................    (19,052)       (7,656)
                                                                         ------        ------
Net increase (decrease) in units from capital transactions .........    (20,234)       (8,361)
                                                                         ------        ------
Units outstanding at December 31, 1997 .............................         --            --
                                                                         ------        ------
 Net premiums ......................................................         --            --
 Loan interest .....................................................         --            --
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ..................................................         --            --
   Surrenders ......................................................         --            --
   Loans ...........................................................         --            --
   Cost of insurance and administrative expenses ...................         --            --
 Transfers (to) from the Guarantee Account .........................         --            --
 Interfund transfers ...............................................         --            --
                                                                         ------        ------
Net increase (decrease) in units from capital transactions .........         --            --
                                                                         ------        ------
Units outstanding at December 31, 1998 .............................         --            --
                                                                        =======        ======



                                                                          VARIABLE INSURANCE PRODUCTS FUND
                                                                     ------------------------------------------
                                                                         EQUITY-
                                                                          INCOME        GROWTH      OVERSEAS
                                                                        PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                                     --------------- ----------- --------------
Type I Units:
Units outstanding at December 31, 1995 .............................     64,967         97,450       73,566
                                                                       --------       --------     --------
 Net premiums ......................................................     31,658         34,244       23,922
 Loan interest .....................................................         (2)           (18)          (1)
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ..................................................       (758)          (919)        (191)
   Surrenders ......................................................     (4,129)        (6,625)      (3,997)
   Loans ...........................................................       (445)        (2,672)      (1,554)
   Cost of insurance and administrative expenses ...................    (11,544)       (15,468)     (10,492)
 Interfund transfers ...............................................     22,081         (2,890)        (155)
                                                                       --------       --------     --------
Net increase (decrease) in units from capital transactions .........     36,861          5,652        7,532
                                                                       --------       --------     --------
Units outstanding at December 31, 1996 .............................    101,828        103,102       81,098
                                                                       --------       --------     --------
 Net premiums ......................................................     30,443         27,236       14,830
 Loan interest .....................................................         17            (20)         (27)
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ..................................................         (8)          (320)         (11)
   Surrenders ......................................................     (2,046)        (3,071)      (3,198)
   Loans ...........................................................     (1,200)        (2,624)      (1,198)
   Cost of insurance and administrative expenses ...................    (13,023)       (12,010)      (7,354)
 Interfund transfers ...............................................     18,157          3,258      (11,825)
                                                                       --------       --------     --------
Net increase (decrease) in units from capital transactions .........     32,340         12,449       (8,783)
                                                                       --------       --------     --------
Units outstanding at December 31, 1997 .............................    134,168        115,551       72,315
                                                                       --------       --------     --------
 Net premiums ......................................................     33,122         17,733       14,458
 Loan interest .....................................................        (16)           (69)         (49)
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ..................................................       (107)           (39)          --
   Surrenders ......................................................     (7,257)        (5,525)      (3,976)
   Loans ...........................................................     (1,208)        (1,226)        (438)
   Cost of insurance and administrative expenses ...................    (15,042)        (9,854)      (7,205)
 Transfers (to) from the Guarantee Account .........................         --             --           --
 Interfund transfers ...............................................        477         13,237          250
                                                                       --------       --------     --------
Net increase (decrease) in units from capital transactions .........      9,969         14,257        3,040
                                                                       --------       --------     --------
Units outstanding at December 31, 1998 .............................    144,137        129,808       75,355
                                                                       ========       ========     ========

                     LIFE OF VIRGINIA SEPARATE ACCOUNT II

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued



                                                                                                                    ADVISERS
                                                           VARIABLE INSURANCE            VARIABLE INSURANCE        MANAGEMENT
                                                            PRODUCTS FUND II              PRODUCTS FUND III          TRUST
                                                     ------------------------------- --------------------------- -------------
                                                          ASSET                        GROWTH &       GROWTH
                                                         MANAGER        CONTRAFUND      INCOME    OPPORTUNITIES     BALANCED
                                                        PORTFOLIO       PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                     --------------- --------------- ----------- --------------- -------------
Type I Units:
Units outstanding at December 31, 1995 .............    147,342          20,548             --           --         18,119
                                                        -------          ------          ------       -------       ------
 Net premiums ......................................     34,545          22,057             --           --             --
 Loan interest .....................................         (2)              7             --           --             --
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits ..................................     (1,099)             --             --           --             --
   Surrenders ......................................     (5,334)           (573)            --           --             --
   Loans ...........................................          3            (327)            --           --             --
   Cost of insurance and administrative
    expenses .......................................    (16,972)         (6,094)            --           --         (1,013)
 Interfund transfers ...............................    (22,982)         26,464             --           --         (2,836)
                                                        -------          ------          ------       -------       ------
Net increase (decrease) in units from capital
 transactions ......................................    (11,841)         41,534             --           --         (3,849)
                                                        -------          ------          ------       -------       ------
Units outstanding at December 31, 1996 .............    135,501          62,082             --           --         14,270
                                                        -------          ------          ------       -------       ------
 Net premiums ......................................     30,613          36,387            454          598             17
 Loan interest .....................................        (18)             (8)            --           --             (2)
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits ..................................         --            (320)            --           --             --
   Surrenders ......................................     (5,817)         (5,335)            --           --           (651)
   Loans ...........................................     (1,388)           (781)            --           --            (77)
   Cost of insurance and administrative
    expenses .......................................    (15,641)        (12,219)          (125)        (125)          (597)
 Interfund transfers ...............................     20,449          17,222          3,484        5,332        (12,960)
                                                        -------          ------          ------       -------       ------
Net increase (decrease) in units from capital
 transactions ......................................     28,198          34,946          3,813        5,805        (14,270)
                                                        -------          ------          ------       -------       ------
Units outstanding at December 31, 1997 .............    163,699          97,028          3,813        5,805             --
                                                        -------          ------          ------       -------       ------
 Net premiums ......................................     16,997          30,522          8,879        2,947             --
 Loan interest .....................................         (9)            (26)            --           (2)            --
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits ..................................       (155)           (144)            --           --             --
   Surrenders ......................................     (7,043)         (5,242)          (219)          (3)            --
   Loans ...........................................     (1,134)         (1,902)           (19)        (483)            --
   Cost of insurance and administrative
    expenses .......................................    (11,046)        (13,480)        (1,697)      (1,664)            --
 Transfers (to) from the Guarantee Account .........         --              (5)            --           --             --
 Interfund transfers ...............................     (3,207)         13,189          6,067        9,681             --
                                                        -------          ------          ------       -------       ------
Net increase (decrease) in units from capital
 transactions ......................................     (5,597)         22,912         13,011       10,476             --
                                                        -------          ------          ------       -------       ------
Units outstanding at December 31, 1998 .............    158,102         119,940         16,824       16,281             --
                                                        =======         =======         ======       ========      =======

                     LIFE OF VIRGINIA SEPARATE ACCOUNT II

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued



                                                                                            FEDERATED INVESTORS
                                                      ADVISERS MANAGEMENT TRUST               INSURANCE SERIES
                                                     ---------------------------- ----------------------------------------
                                                                                    AMERICAN
                                                          BOND          GROWTH       LEADERS    HIGH INCOME     UTILITY
                                                        PORTFOLIO     PORTFOLIO      FUND II      FUND II       FUND II
                                                     -------------- ------------- ------------ ------------- -------------
Type I Units:
Units outstanding at December 31, 1995 .............     7,610         11,178           --            691        5,014
                                                       -------         ------       ------        -------       ------
 Net premiums ......................................        --             --           86          1,470        1,811
 Loan interest .....................................        (4)            --           --             --           --
 Transfers (to) from the general account of
   Life of Virginia:
   Death benefits ..................................        --           (687)          --             --           --
   Surrenders ......................................        --           (145)          --             --           (4)
   Loans ...........................................      (143)            --           --             --           --
   Cost of insurance and administrative
    expenses .......................................      (290)          (676)          (9)          (297)        (415)
 Interfund transfers ...............................      (815)        (1,078)         128            763           16
                                                       -------         ------       ------        -------       ------
Net increase (decrease) in units from capital
 transactions ......................................    (1,252)        (2,586)         205          1,936        1,408
                                                       -------         ------       ------        -------       ------
Units outstanding at December 31, 1996 .............     6,358          8,592          205          2,627        6,422
                                                       -------         ------       ------        -------       ------
 Net premiums ......................................        --             30        1,922          2,964        3,027
 Loan interest .....................................        --             (6)          --             --           --
 Transfers (to) from the general account of
   Life of Virginia:
   Death benefits ..................................        --             --           --             --           --
   Surrenders ......................................        (5)          (179)          --             --           --
   Loans ...........................................        --            (60)          --           (219)          --
   Cost of insurance and administrative
    expenses .......................................      (128)          (357)        (260)          (668)        (725)
 Interfund transfers ...............................    (6,225)        (8,020)       1,302          1,484          819
                                                       -------         ------       ------        -------       ------
Net increase (decrease) in units from capital
 transactions ......................................    (6,358)        (8,592)       2,964          3,561        3,121
                                                       -------         ------       ------        -------       ------
Units outstanding at December 31, 1997 .............        --             --        3,169          6,188        9,543
                                                       -------         ------       ------        -------       ------
 Net premiums ......................................        --             --        6,297          3,841        3,173
 Loan interest .....................................        --             --            2              4           --
 Transfers (to) from the general account of
   Life of Virginia:
   Death benefits ..................................        --             --           --             --           --
   Surrenders ......................................        --             --         (394)          (254)        (121)
   Loans ...........................................        --             --          (69)          (238)         (18)
   Cost of insurance and administrative
    expenses .......................................        --             --       (1,728)        (1,274)      (1,035)
 Transfers (to) from the Guarantee Account .........        --             --           --             --           --
 Interfund transfers ...............................        --             --        6,131            985          (87)
                                                       -------         ------       ------        -------       ------
Net increase (decrease) in units from capital
 transactions ......................................        --             --       10,239          3,064        1,912
                                                       -------         ------       ------        -------       ------
Units outstanding at December 31, 1998 .............        --             --       13,408          9,252       11,455
                                                       =======         ======       ======        =======       ======

                     LIFE OF VIRGINIA SEPARATE ACCOUNT II

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued



                                                                                       PBHG INSURANCE
                                                             ALGER AMERICAN FUND         SERIES FUND
                                                           ----------------------- -----------------------
                                                                                    LARGE CAP
                                                            SMALL CAP     GROWTH      GROWTH    GROWTH II
                                                            PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
                                                           ----------- ----------- ----------- -----------
Type I Units:
Units outstanding at December 31, 1995 ...................     3,893       2,410         --          --
                                                               -----       -----       -----       -----
 Net premiums ............................................    15,849      16,630         --          --
 Loan interest ...........................................      (350)          3         --          --
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ........................................        --          --         --          --
   Surrenders ............................................      (121)       (115)        --          --
   Loans .................................................    (1,411)        (88)        --          --
   Cost of insurance and administrative expenses .........    (3,890)     (3,155)        --          --
 Interfund transfers .....................................    29,422     113,835         --          --
                                                              ------     -------         --          --
Net increase (decrease) in units from capital
 transactions ............................................    39,499     127,110         --          --
                                                              ------     -------       -----       -----
Units outstanding at December 31, 1996 ...................    43,392     129,520         --          --
                                                              ------     -------       -----       -----
 Net premiums ............................................    35,801      33,924        391         960
 Loan interest ...........................................       192          58         --          --
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ........................................        --          --         --          --
   Surrenders ............................................      (387)     (1,726)       (16)         --
   Loans .................................................      (467)       (562)        --          --
   Cost of insurance and administrative expenses .........   (10,737)    (10,957)      (122)       (148)
 Interfund transfers .....................................     8,457     (86,458)     2,001       1,160
                                                             -------     -------      -----       -----
Net increase (decrease) in units from capital
 transactions ............................................    32,859     (65,721)     2,254       1,972
                                                             -------     -------      -----       -----
Units outstanding at December 31, 1997 ...................    76,251      63,799      2,254       1,972
                                                             -------     -------      -----       -----
 Net premiums ............................................    32,605      17,385      2,279       1,203
 Loan interest ...........................................         9           5          1          --
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ........................................       (72)        (53)        --          --
   Surrenders ............................................    (2,415)     (8,436)       (57)        (16)
   Loans .................................................    (2,883)        653       (569)         --
   Cost of insurance and administrative expenses .........   (10,216)     (7,880)      (608)       (565)
 Transfers (to) from the Guarantee Account ...............        --          --         --          --
 Interfund transfers .....................................    (4,182)     20,083      1,170         185
                                                             -------     -------      -----       -----
Net increase (decrease) in units from capital
 transactions ............................................    12,846      21,757      2,216         807
                                                             -------     -------      -----       -----
Units outstanding at December 31, 1998 ...................    89,097      85,556      4,470       2,779
                                                             =======     =======      =====       =====



                                                              JANUS ASPEN SERIES
                                                           ------------------------
                                    AGGRESIVE
                                  GROWTH GROWTH
                                                            PORTFOLIO    PORTFOLIO
                                                           ----------- ------------
Type I Units:
Units outstanding at December 31, 1995 ...................    43,113       28,327
                                                              ------       ------
 Net premiums ............................................     7,091       50,232
 Loan interest ...........................................        --            6
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ........................................        --          (18)
   Surrenders ............................................        --       (6,335)
   Loans .................................................        --       (1,118)
   Cost of insurance and administrative expenses .........    (4,114)     (14,654)
 Interfund transfers .....................................    23,785       18,450
                                                              ------      -------
Net increase (decrease) in units from capital
 transactions ............................................    26,762       46,563
                                                              ------      -------
Units outstanding at December 31, 1996 ...................    69,875       74,890
                                                              ------      -------
 Net premiums ............................................    33,956       31,979
 Loan interest ...........................................      (117)          31
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ........................................        --           --
   Surrenders ............................................    (2,572)      (1,161)
   Loans .................................................      (475)      (1,040)
   Cost of insurance and administrative expenses .........   (12,062)     (10,466)
 Interfund transfers .....................................    28,188       13,930
                                                             -------      -------
Net increase (decrease) in units from capital
 transactions ............................................    46,918       33,273
                                                             -------      -------
Units outstanding at December 31, 1997 ...................   116,793      108,163
                                                             -------      -------
 Net premiums ............................................    24,642       27,838
 Loan interest ...........................................         6            6
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ........................................       (43)         (45)
   Surrenders ............................................    (6,780)      (5,890)
   Loans .................................................    (2,146)        (267)
   Cost of insurance and administrative expenses .........   (10,966)     (12,198)
 Transfers (to) from the Guarantee Account ...............        --           --
 Interfund transfers .....................................   (23,977)       9,558
                                                             -------      -------
Net increase (decrease) in units from capital
 transactions ............................................   (19,264)      19,002
                                                             -------      -------
Units outstanding at December 31, 1998 ...................    97,529      127,165
                                                             =======      =======

                     LIFE OF VIRGINIA SEPARATE ACCOUNT II

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued


                                                               JANUS ASPEN SERIES
                                     -----------------------------------------------------------------------
                                                                    FLEXIBLE   INTERNATIONAL      CAPITAL
                                       WORLD WIDE      BALANCED      INCOME        GROWTH      APPRECIATION
                                        PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO       PORTFOLIO
                                     -------------- ------------- ----------- --------------- --------------
Type I Units:
Units outstanding at
 December 31, 1995 .................     33,799         7,183             4            --             --
                                         ------         -----        ------         -----          -----
 Net premiums ......................     30,707         3,070           287         1,725             --
 Loan interest .....................          5             2            --            --             --
 Transfers (to) from the
  general account of Life of
  Virginia:
  Death benefits ...................        (13)           --            --            --             --
  Surrenders .......................     (5,903)         (324)           --            --             --
  Loans ............................       (441)         (157)           --            --             --
  Cost of insurance and
    administrative expenses.........     (7,782)         (929)          (79)         (149)            --
 Interfund transfers ...............     39,868         4,910           568         3,026             --
                                         ------         -----           ---         -----          -----
Net increase (decrease) in units
 from capital transactions .........     56,441         6,572           776         4,602             --
                                         ------         -----           ---         -----          -----
Units outstanding at
 December 31, 1996 .................     90,240        13,755           780         4,602             --
                                         ------        ------           ---         -----          -----
 Net premiums ......................     45,089         5,204         3,339        10,507            131
 Loan interest .....................         41            --            --             1             --
 Transfers (to) from the
  general account of Life of
  Virginia:
  Death benefits ...................         --            --            --            --             --
  Surrenders .......................     (1,946)         (491)           --          (270)            --
  Loans ............................       (626)          (41)           --           (35)            --
  Cost of insurance and
    administrative expenses.........    (15,323)       (2,215)         (868)       (2,301)           (99)
 Interfund transfers ...............     43,635        26,265         2,338        10,760            652
                                        -------        ------         -----        ------            ---
Net increase (decrease) in units
 from capital transactions .........     70,870        28,722         4,809        18,662            684
                                        -------        ------         -----        ------            ---
Units outstanding at
 December 31, 1997 .................    161,110        42,477         5,589        23,264            684
                                        -------        ------         -----        ------            ---
 Net premiums ......................     47,797        12,861         2,801         8,858          4,038
 Loan interest .....................        (21)           (3)           --            --             22
 Transfers (to) from the
  general account of Life of
  Virginia:
  Death benefits ...................        (68)           --           (84)          (39)            --
  Surrenders .......................     (7,737)         (520)          (64)       (1,149)           (27)
  Loans ............................     (2,519)       (1,038)           --           (26)            --
  Cost of insurance and
    administrative expenses.........    (20,085)       (5,313)       (1,139)       (3,657)        (1,554)
 Transfers (to) from the
  Guarantee Account ................         (5)           --            --            --             --
 Interfund transfers ...............     11,118         5,127          (291)        3,504          5,052
                                        ---------      --------      ------        ------         ------
Net increase (decrease) in units
 from capital transactions .........     28,480        11,114         1,223         7,491          7,531
                                        ---------      --------      ------        ------         ------
Units outstanding at
 December 31, 1998 .................    189,590        53,591         6,812        30,755          8,215
                                        =========      ========      ======        ======         ======



                                      GOLDMAN SACHS       SALOMON
                                         VARIABLE        BROTHERS
                                        INSURANCE     VARIABLE SERIES
                                        TRUST FUND         FUND
                                     --------------- ----------------
                                          GROWTH
                                        AND INCOME       INVESTORS
                                           FUND            FUND
                                     --------------- ----------------
Type I Units:
Units outstanding at
 December 31, 1995 .................        --               --
                                            --               --
 Net premiums ......................        --               --
 Loan interest .....................        --               --
 Transfers (to) from the
  general account of Life of
  Virginia:
  Death benefits ...................        --               --
  Surrenders .......................        --               --
  Loans ............................        --               --
  Cost of insurance and
    administrative expenses.........        --               --
 Interfund transfers ...............        --               --
                                            --               --
Net increase (decrease) in units
 from capital transactions .........        --               --
                                            --               --
Units outstanding at
 December 31, 1996 .................        --               --
                                            --               --
 Net premiums ......................        --               --
 Loan interest .....................        --               --
 Transfers (to) from the
  general account of Life of
  Virginia:
  Death benefits ...................        --               --
  Surrenders .......................        --               --
  Loans ............................        --               --
  Cost of insurance and
    administrative expenses.........        --               --
 Interfund transfers ...............        --               --
                                            --               --
Net increase (decrease) in units
 from capital transactions .........        --               --
                                            --               --
Units outstanding at
 December 31, 1997 .................        --               --
                                            --               --
 Net premiums ......................        --               --
 Loan interest .....................        --               --
 Transfers (to) from the
  general account of Life of
  Virginia:
  Death benefits ...................        --               --
  Surrenders .......................        --               --
  Loans ............................        --               --
  Cost of insurance and
    administrative expenses.........       (13)              --
 Transfers (to) from the
  Guarantee Account ................        --               --
 Interfund transfers ...............        94              126
                                           ---              ---
Net increase (decrease) in units
 from capital transactions .........        81              126
                                           ---              ---
Units outstanding at
 December 31, 1998 .................        81              126
                                           ===              ===

                     LIFE OF VIRGINIA SEPARATE ACCOUNT II

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued



                                                                            GE INVESTMENTS FUNDS, INC.
                                                           -------------------------------------------------------------
                                                             S&P 500     GOVERMENT      MONEY      TOTAL   INTERNATIONAL
                                                              INDEX     SECURITIES     MARKET     RETURN      EQUITY
                                                               FUND        FUND         FUND       FUND        FUND
                                                           ----------- ------------ ------------ -------- --------------
Type II Units:
Units outstanding at December 31, 1997 ...................        --          --            --       --          --
                                                              ------      ------       -------    -----         ---
 Net premiums ............................................    14,211          --       203,673    1,858         444
 Loan interest ...........................................        --          --            --       --          --
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ........................................        --          --            --       --          --
   Surrenders ............................................        --          --            --       --          --
   Loans .................................................        --          --            --       --          --
   Cost of insurance and administrative expenses .........    (1,193)         --        (6,092)    (323)        (44)
 Interfund transfers .....................................     2,066          --       (76,055)   2,682           9
                                                              ------      ------       -------    -----         ---
Net increase in units from capital transactions ..........    15,084          --       121,526    4,217         409
                                                              ------      ------       -------    -----         ---
Units outstanding at December 31, 1998 ...................    15,084          --       121,526    4,217         409
                                                              ======      ======       =======    =====         ===


                                                                                GE INVESTMENTS FUNDS, INC.
                                                             -----------------------------------------------------------------
                                                              REAL ESTATE     GLOBAL        VALUE
                                                               SECURITIES     INCOME       EQUITY       INCOME     U.S. EQUITY
                                                                  FUND         FUND         FUND         FUND         FUND
                                                             -------------   --------   ------------   --------   ------------
Type II Units:
Units outstanding at December 31, 1997 ...................          --           --           --           --          --
                                                                 -----       ------        -------     ------        ----
 Net premiums ............................................       4,046          134        5,572           14       3,071
 Loan interest ...........................................          --           --           --           --          --
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ........................................          --           --           --           --          --
   Surrenders ............................................         (16)          --           (6)          --          (8)
   Loans .................................................          --           --           --           --          --
   Cost of insurance and administrative expenses .........        (252)         (24)        (386)         (24)       (203)
 Interfund transfers .....................................       1,224           --        4,923          214        1,879
                                                                 -----       ------        -------     ------        ------
Net increase in units from capital transactions ..........       5,002          110        10,103         204        4,739
                                                                 -----       ------        -------     ------        ------
Units outstanding at December 31, 1998 ...................       5,002          110        10,103         204        4,739
                                                                 =====       ======        =======     ======        ======

                     LIFE OF VIRGINIA SEPARATE ACCOUNT II

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued



                                                                          OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                             -------------------------------------------------------------
                                                                            CAPITAL                   HIGH       MULTIPLE
                                                               BOND      APPRECIATION     GROWTH     INCOME     STRATEGIES
                                                               FUND          FUND          FUND       FUND         FUND
                                                             --------   --------------   --------   --------   -----------
Type II Units:
Units outstanding at December 31, 1997 ...................       --            --            --         --           --
                                                              -----         -----         -----      -----        -----
 Net premiums ............................................    2,180         1,554         2,669      1,658        2,207
 Loan interest ...........................................       --            --            --         --           --
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ........................................       --            --            --         --           --
   Surrenders ............................................       --            --            --         --           --
   Loans .................................................       --            --            --         --           --
   Cost of insurance and administrative expenses .........     (319)         (145)         (343)      (103)         (63)
 Interfund transfers .....................................      675         1,719           456        255           46
                                                              -----         -----         -----      -----        -----
Net increase in units from capital transactions ..........    2,536         3,128         2,782      1,810        2,190
                                                              -----         -----         -----      -----        -----
Units outstanding at December 31, 1998 ...................    2,536         3,128         2,782      1,810        2,190
                                                              =====         =====         =====      =====        =====


                                                                              VARIABLE INSURANCE PRODUCTS FUND
                                                             ------------------------------------------------------------------
                                                                MONEY          HIGH        EQUITY-
                                                                MARKET        INCOME        INCOME        GROWTH      OVERSEAS
                                                              PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                             -----------   -----------   -----------   -----------   ----------
Type II Units:
Units outstanding at December 31, 1997 ...................         --            --            --           --            --
                                                               ------        ------         -----         -----          ---
 Net premiums ............................................         --            --         4,605         1,787          590
 Loan interest ...........................................         --            --            --           --            --
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ........................................         --            --            --           --            --
   Surrenders ............................................         --            --            --           (2)           --
   Loans .................................................         --            --            --           --            --
   Cost of insurance and administrative expenses .........         --            --          (436)        (186)          (63)
 Interfund transfers .....................................         --            --         2,211          171            44
                                                               ------        ------         -----         ------         ---
Net increase in units from capital transactions ..........         --            --         6,380         1,770          571
                                                               ------        ------         -----         ------         ---
Units outstanding at December 31, 1998 ...................         --            --         6,380         1,770          571
                                                               ======        ======         =====         ======         ===

                     LIFE OF VIRGINIA SEPARATE ACCOUNT II

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued



                                                             VARIABLE INSURANCE
                                                              PRODUCTSFUND II
                                                          ------------------------
                                      ASSET
                                                            MANAGER    CONTRAFUND
                                                           PORTFOLIO    PORTFOLIO
                                                          ----------- ------------
Type II Units:
Units outstanding at December 31, 1997 ..................       --           --
                                                             -----       ------
 Net premiums ...........................................    1,321       11,842
 Loan interest ..........................................       --           --
 Transfers (to) from the general account of Life of Virginia:
   Death benefits .......................................       --           --
   Surrenders ...........................................       --          (35)
   Loans ................................................       --         (123)
   Cost of insurance and administrative
    expenses ............................................      (67)        (904)
 Interfund transfers ....................................       24        4,847
                                                             -----       ------
Net increase in units from capital transactions .........    1,278       15,627
                                                             -----       ------
Units outstanding at December 31, 1998 ..................    1,278       15,627
                                                             =====       ======



                                                              VARIABLE INSURANCE       FEDERATED INVESTORS
                                                               PRODUCTSFUND III         INSURANCE SERIES
                                                          --------------------------- --------------------
                                                            GROWTH &       GROWTH           AMERICAN
                                                             INCOME    OPPORTUNITIES         LEADERS
                                                           PORTFOLIO     PORTFOLIO           FUND II
                                                          ----------- --------------- --------------------
Type II Units:
Units outstanding at December 31, 1997 ..................       --            --                --
                                                             -----         -----             -----
 Net premiums ...........................................    6,034         2,476             3,993
 Loan interest ..........................................       --            --                --
 Transfers (to) from the general account of Life of Virginia:
   Death benefits .......................................       --            --                --
   Surrenders ...........................................       --           (31)               --
   Loans ................................................      201            --                --
   Cost of insurance and administrative
    expenses ............................................     (599)         (208)             (282)
 Interfund transfers ....................................    3,160           245             1,544
                                                             -----         -----             -----
Net increase in units from capital transactions .........    8,796         2,482             5,255
                                                             -----         -----             -----
Units outstanding at December 31, 1998 ..................    8,796         2,482             5,255
                                                             =====         =====             =====


                                                               FEDERATED INVESTORS
                                                                INSURANCE SERIES          ALGER AMERICAN FUND
                                                            -------------------------   ------------------------
                                                             HIGH INCOME     UTILITY     SMALL CAP      GROWTH
                                                               FUND II       FUND II     PORTFOLIO     PORTFOLIO
                                                            -------------   ---------   -----------   ----------
Type II Units:
Units outstanding at December 31, 1997 ..................          --            --           --           --
                                                                -----         -----        -----        -----
 Net premiums ...........................................       1,042         1,404        2,957        2,770
 Loan interest ..........................................          --            --           --           --
 Transfers (to) from the general account of Life of Virginia:
   Death benefits .......................................          --            --           --           --
   Surrenders ...........................................          --            --           --           --
   Loans ................................................          --            --           --           --
   Cost of insurance and administrative
    expenses ............................................         (90)          (89)        (317)        (366)
 Interfund transfers ....................................          85            35        3,104        3,686
                                                                -----         -----        -----        -----
Net increase in units from capital transactions .........       1,037         1,350        5,744        6,090
                                                                -----         -----        -----        -----
Units outstanding at December 31, 1998 ..................       1,037         1,350        5,744        6,090
                                                                =====         =====        =====        =====

                     LIFE OF VIRGINIA SEPARATE ACCOUNT II

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued



                                                                            JANUS ASPEN SERIES
                                                   --------------------------------------------------------------------
                                                    AGGRESSIVE                                                FLEXIBLE
                                                      GROWTH         GROWTH      WORLD WIDE      BALANCED      INCOME
                                                     PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                   ------------   -----------   ------------   -----------   ----------
Type II Units:
Units outstanding at December 31, 1997 .........          --            --             --            --           --
                                                       -----         -----         ------        ------          ---
 Net premiums ..................................       8,732         9,826         15,030        10,226          365
 Loan interest .................................          --            --             --            --           --
 Transfers (to) from the general account of
   Life of Virginia:
   Death benefits ..............................          --            --             --            --           --
   Surrenders ..................................          --           (23)           (22)           --           --
   Loans .......................................          --            --             --            --           --
   Cost of insurance and administrative
    expenses ...................................        (594)         (753)        (1,180)         (735)         (44)
 Interfund transfers ...........................       3,849         1,299          5,095         3,376          111
                                                       -----         -----         ------        ------          ---
Net increase in units from capital
 transactions ..................................      11,987        10,349         18,923        12,867          432
                                                      ------        ------         ------        ------          ---
Units outstanding at December 31, 1998 .........      11,987        10,349         18,923        12,867          432
                                                      ======        ======         ======        ======          ===


                                                                                                             GOLDMAN SACHS
                                                                                    PBHG INSURANCE        VARIABLE INSURANCE
                                                      JANUS ASPEN SERIES          SERIES FUND, INC.           TRUST FUND
                                                ------------------------------ ------------------------ -----------------------
                                                 INTERNATIONAL      CAPITAL     PBHG LARGE      PBHG       GROWTH      MID CAP
                                                     GROWTH      APPRECIATION   CAP GROWTH   GROWTH II   AND INCOME    EQUITY
                                                   PORTFOLIO       PORTFOLIO     PORTFOLIO   PORTFOLIO      FUND        FUND
                                                --------------- -------------- ------------ ----------- ------------ ----------
Type II Units:
Units outstanding at December 31, 1997 ........         --             --            --          --           --           --
                                                    ------          -----          ----       ------       -----       ------
 Net premiums .................................     15,053          3,233           812         367        1,115          742
 Loan interest ................................         --             --            --          --           --           --
 Transfers (to) from the general account of
   Life of Virginia:
   Death benefits .............................         --             --            --          --           --           --
   Surrenders .................................         --             --           (20)         (8)          --           --
   Loans ......................................         --             --            --          --           --           --
   Cost of insurance and administrative
    expenses ..................................       (999)          (279)         (127)        (74)         (23)        (131)
 Interfund transfers ..........................      7,307            595            --        2,930          --       10,240
                                                    ------          -----          ----        ------      -----       ------
Net increase in units from capital
 transactions .................................     21,361          3,549           665        3,215       1,092       10,851
                                                    ------          -----          ----        ------      -----       ------
Units outstanding at December 31, 1998 ........     21,361          3,549           665        3,215       1,092       10,851
                                                    ======          =====          ====        ======      =====       ======

     (D) FEDERAL INCOME TAXES

     The Account is not taxed separately because the operations of the Account are part of the total operations of Life of Virginia. Life of Virginia is taxed as a life insurance company under the Internal Revenue Code (the Code). Life of Virginia is included in the General Electric Capital Assurance Company consolidated federal income tax return. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Account.

                     LIFE OF VIRGINIA SEPARATE ACCOUNT II

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued

     (E) USE OF ESTIMATES

     Financial statements prepared in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect amounts and disclosures reported therein. Actual results could differ from those estimates.

(3) RELATED PARTY TRANSACTIONS

     Net premiums transferred from Life of Virginia to the Account represent gross premiums recorded by Life of Virginia on its flexible premium variable life insurance policies, less deductions of 7.5% retained as compensation for certain distribution expenses and premium taxes. In addition, there is a deferred sales charge of up to 45% of the first year's premiums. This charge will be deducted from the policy's cash value in equal installments at the beginning of each of the policy years two through ten with any remaining installments deducted at policy lapse or surrender.

     For Type 1 policies, if a policy is surrendered or lapses during the first nine years, a charge is made by Life of Virginia to cover the expenses of issuing the policy. The charge is a stated percentage of the insurance amount and varies by the age of the policyholder when issued and period of time that the policy has been in force. A charge equal to the lesser of $25 or 2% of the amount paid on a partial surrender will be made to compensate Life of Virginia for the costs incurred in connection with the partial surrender.

     A charge based on the policy specified amount of insurance, death benefit option, cash values, duration, the insured's sex, issue age and risk class is deducted from the policy cash values each month to compensate Life of Virginia for the cost of insurance and any benefits added by rider. In addition, Life of Virginia charges the Account for the mortality and expense risk that Life of Virginia assumes. This charge is deducted daily at an effective annual rate of
 .70% of the net assets of the Account. For policies issued on or after May 1, 1993, Life of Virginia will deduct a monthly administrative charge of $6 from the policy cash value and for policies issued prior to May 1, 1993, Life of Virginia will deduct a monthly administrative charge of $5 from the policy cash value.

     GE Investments Funds, Inc. (the Fund) is an open-end diversified management investment company.

     Capital Brokerage Corporation, an affiliate of Life of Virginia, is a Washington Corporation registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Capital Brokerage Corporation serves as principal underwriter for variable life insurance policies and annuities issued by Life of Virginia.

     GE Investment Management Incorporated (Investment Advisor), a wholly-owned subsidiary of GE, currently serves as investment advisor to GE Investments Funds, Inc. As compensation for its services, the Investment Advisor is paid an investment advisory fee by the Fund based on the average daily net assets at an effective annual rate of .35% for the S&P 500 Index Fund, .50% for the Money Market, Income Fund and Total Return Funds, 1.00% for the International Equity Fund, .85% for the Real Estate Securities Fund, .60% for the Global Income Fund,
 .65% for the Value Equity Fund and .55% for the U.S. Equity Fund. Prior to May 1, 1997, Aon Advisors, Inc. served as investment advisor to the Fund and was subject to the same compensation arrangement as GE Investment Management Incorporated.

     Certain officers and directors of Life of Virginia are also officers and directors of Capital Brokerage Corporation.


(4) SUBSEQUENT EVENT

     Effective January 1, 1999, The Life Insurance Company of Virginia merged with The Harvest Life Insurance Company to form GE Life and Annuity Assurance Company. Concurrently, the Account changed its name to GE Life & Annuity Separate Account II. Neither of these events have an impact on net assets or unit values.

                     (This Page Intentionally Left Blank)

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY


                       CONSOLIDATED FINANCIAL STATEMENTS


                    FOR THE SIX MONTHS ENDING JUNE 30, 1999
                                  (UNAUDITED)

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY


                               TABLE OF CONTENTS


                                 JUNE 30, 1999



                                                                    PAGE
                                                                   -----
Financial Statements:
 (Unaudited)
 Consolidated Statement of Current and Retained Earnings .........   1
 Consolidated Statement of Financial Position ....................   2
 Consolidated Statement of Cash Flows ............................   3
Notes to Consolidated Financial Statements
 (Unaudited) .....................................................   4

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY


            CONSOLIDATED STATEMENT OF CURRENT AND RETAINED EARNINGS


                                 (IN MILLIONS)



                                                                               SIX MONTHS ENDED
                                                                                JUNE 30, 1999
                                                                              -----------------
                                                                                 (UNAUDITED)
REVENUES:
 Net investment income ......................................................     $  304.2
 Net realized investment gains ..............................................         14.8
 Premiums ...................................................................         63.9
 Cost of insurance ..........................................................         65.7
 Variable product fees ......................................................         38.9
 Other income ...............................................................         10.3
                                                                                  --------
TOTAL REVENUES ..............................................................        497.8
                                                                                  --------
BENEFITS AND EXPENSES:
 Interest credited ..........................................................        206.3
 Benefits & other changes in policy reserves ................................         97.6
 Commissions ................................................................         76.9
 General expenses ...........................................................         55.5
 Amortization of intangibles, net ...........................................         30.1
 Change in deferred acquisition costs, net ..................................       ( 63.1)
 Interest expense ...........................................................          0.7
                                                                                  --------
TOTAL BENEFITS AND EXPENSES .................................................        404.0
                                                                                  --------
EARNINGS BEFORE INCOME TAXES AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE .....         93.8
Provision for income taxes ..................................................         34.7
                                                                                  --------
EARNINGS BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE ......................         59.1
Cumulative effect of accounting change, net of tax ..........................          5.0
                                                                                  --------
NET EARNINGS ................................................................         64.1
Retained earnings at beginning of period ....................................         40.5
                                                                                  --------
RETAINED EARNINGS AT END OF PERIOD ..........................................     $  104.6
                                                                                  ========

          See accompanying notes to consolidated financial statements.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY


                       CONSOLIDATED STATEMENT OF POSITION


                                 (IN MILLIONS)

                                                                                            JUNE 30, 1999
                                                                                           --------------
                                                                                             (UNAUDITED)
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value .....................................   $  7,685.5
  Equity securities available-for-sale, at fair value:
   Common stocks .........................................................................          5.3
   Preferred stocks, non-redeemable ......................................................         38.2
   Investment in subsidiary ..............................................................          2.6
   Mortgage loans, net of valuation allowance of $21.9....................................        792.1
   Policy loans ..........................................................................        206.3
   Real estate owned .....................................................................          2.5
   Other invested assets .................................................................        249.0
                                                                                             ----------
TOTAL INVESTMENTS ........................................................................      8,981.5
                                                                                             ----------
Cash .....................................................................................           --
Accrued investment income ................................................................        166.6
Deferred acquisition costs ...............................................................        417.6
Reinsurance recoverable ..................................................................         74.9
Deferred income tax asset ................................................................         98.7
Intangible assets ........................................................................        511.9
Other assets .............................................................................         89.6
Separate account assets ..................................................................      6,506.9
                                                                                             ----------
TOTAL ASSETS .............................................................................   $ 16,847.7
                                                                                             ==========
LIABILITIES AND SHAREHOLDERS' INTEREST
LIABILITIES:
  Future annuity and contract benefits ...................................................   $  8,555.1
  Liability for policy and contract claims ...............................................        239.4
  Other policyholder liabilities .........................................................        147.0
  Accounts payable and accrued expenses ..................................................        130.6
  Separate account liabilities ...........................................................      6,506.9
                                                                                             ----------
TOTAL LIABILITIES ........................................................................     15,579.0
                                                                                             ----------
Shareholders' interest:
Net unrealized investment gains ..........................................................        (31.5)
                                                                                             ----------
Accumulated non-owner changes in equity ..................................................        (31.5)
Preferred stock, Series A ($1,000 par value, $1,000 redemption and liquidation value, 200,000 shares
  authorized, 120,000 shares issued and outstanding) .....................................        120.0
  Common stock ($1,000 par value, 50,000 authorized, 25,651 shares issued and outstanding)         25.6
  Additional paid-in capital .............................................................      1,050.0
  Retained earnings ......................................................................        104.6
                                                                                             ----------
TOTAL SHAREHOLDERS' INTEREST .............................................................      1,268.7
                                                                                             ----------
TOTAL LIABILITIES AND SHAREHOLDERS' INTEREST .............................................   $ 16,847.7
                                                                                             ==========

          See accompanying notes to consolidated financial statements.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY


                      CONSOLIDATED STATEMENT OF CASH FLOWS


                                 (IN MILLIONS)



                                                                               JUNE 30, 1999
                                                                              --------------
                                                                                (UNAUDITED)
Cash flows from operating activities:
 Net income .................................................................   $     64.1
 Adjustments to reconcile net income to net cash by operating activities:
   Cost of insurance and surrender fees .....................................        (88.7)
   Increase in future policy benefits .......................................        249.1
   Net realized investment gains ............................................        (14.5)
   Net realized real estate losses ..........................................          4.4
   Amortization of investment premiums and discounts ........................         (0.3)
   Amortization of intangibles ..............................................         31.1
   Deferred income tax expense (benefit) ....................................         (4.3)
   Change in certain assets and liabilities:
    Decrease (increase) in:
     Accrued investment income ..............................................        (25.0)
     Deferred acquisition costs .............................................        (63.1)
     Other assets, net ......................................................        (28.6)
    Increase (decrease) in:
     Policy and contract claims .............................................         85.2
     Other policyholder liabilites ..........................................         27.4
     Accounts payable and accrued expenses ..................................         (0.8)
                                                                                ----------
       Net cash provided by operating activities ............................        236.0
                                                                                ----------
Cash flows from investing activities:
 Proceeds from investment securities and other invested assets ..............        715.2
 Principal collected on mortgage loans ......................................         58.4
 Purchase of investment securities and other invested assets ................     (1,767.8)
 Mortgage loan originations and increase in policy loan balance .............       (107.5)
                                                                                ----------
       Net cash provided by (used in) investing activities ..................     (1,101.7)
                                                                                ----------
Cash flows from financing activities:
 Proceeds from issue of investment contracts ................................      2,391.1
 Redemption and benefit payments on investment contracts ....................     (1,536.5)
                                                                                ----------
       Net cash provided by (used in) financing activities ..................        854.6
                                                                                ----------
Decrease in cash and equivalents ............................................        (11.1)
Cash and equivalents at beginning of period .................................         11.1
                                                                                ----------
Cash and equivalents at end of period .......................................   $       --
                                                                                ==========

          See accompanying notes to consolidated financial statements.

                     GE LIFE AND ANNUITY ASSURANCE COMPANY


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


                                  (UNAUDITED)

1. The accompanying consolidated year-to-date financial statements represent GE Life and Annuity Assurance Company and its consolidated subsidiary, Assigned Settlements Inc. (collectively "the Company"). All significant intercompany transactions have been eliminated. Effective January 1, 1999, The Harvest Life Insurance Company ("Harvest") merged into The Life Insurance Company of Virginia with the merged Company renamed GE Life and Annuity Assurance Company ("GELAAC"). Accordingly, certain balances have been restated to reflect the merger. Harvest's former parent, Federal Home Life Insurance Company ("FHLIC"), received common stock of GELAAC in exchange for its interest in Harvest.

2. The consolidated year-to-date financial statements are unaudited. These statements include all adjustments (consisting of normal recurring accruals) considered necessary by management to present a fair statement of the results of operations, financial position and cash flows. The results reported in these consolidated financial statements should not be regarded as necessarily indicative of results that may be expected for the entire year.

3. A summary of changes in shareholder's interest that do not result directly from transactions with the shareholder follows:

                                                               SIX MONTHS ENDED
                                                                 JUNE 30, 1999
                                                               -----------------
                                                                 (IN MILLIONS)
    Net earnings ....................................               $  64.1
    Unrealized gains (losses) on investment securities -- net ...     (89.3)
                                                                    -------
    Total ...........................................               $ (25.2)
                                                                    =======

4. In 1997, the American Institute of Certified Public Accountants issued Statement of Position ("SOP") 97-3, ACCOUNTING BY INSURANCE AND OTHER ENTERPRISES FOR INSURANCE-RELATED ASSESSMENTS. This SOP provided guidance on accounting by insurance and other enterprises for guaranty-fund and certain other insurance-related assessments. The SOP requires enterprises to recognize (1) a liability for assessments when (a) an assessment has been asserted or information available prior to issuance of the financial statements indicates it is probable that an assessment will be asserted,
      (b) the underlying cause of the asserted or probable assessment has occurred on or before the date of the financial statements, and (c) the amount of the loss can be reasonably estimated and (2) an asset for an amount when it is probable that a paid or accrued assessment will result in an amount that is recoverable from premium tax offsets or policy surcharges from in-force policies.

      Effective January 1, 1999, the Company adopted SOP 97-3 and has reported the effect of this adoption as a cumulative effect of a change in accounting principle amounting to $5 million, net of tax.

5. In June 1998, The Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("the Statement"). The Statement requires that, upon adoption, all derivative instruments (including certain derivative instruments embedded in other contracts) be recognized in the balance sheet at fair value, and that changes in such fair values be recognized in earnings unless specific hedging criteria are met. Changes in the values of derivatives that meet these hedging criteria will ultimately offset related earnings effects of the hedged items; effects of certain changes in fair value are recorded in equity pending recognition in earnings. In June 1999, the FASB delayed the required effective date of the new standard to January 1, 2001. The impact of adoption will be determined by several factors, including the specific hedging instruments in place and their relationships to hedged items, as well as market conditions. Management had not estimated the effects of adoption, as it believes that such determination will not be meaningful until closer to the adoption date.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY


                             FINANCIAL STATEMENTS


                         YEAR ENDED DECEMBER 31, 1998
                  (WITH INDEPENDENT AUDITORS' REPORT THEREON)

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY


                               TABLE OF CONTENTS


                               DECEMBER 31, 1998



                                                                          PAGE
                                                                         -----
Independent Auditors' Report .........................................   1
Financial Statements:
 Consolidated Balance Sheets .........................................   2
 Consolidated Statements of Income and Comprehensive Income ..........   3
 Consolidated Statements of Shareholders' Interest ...................   4
 Consolidated Statements of Cash Flows ...............................   6
Notes to Consolidated Financial Statements ...........................   7

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
The Life Insurance Company of Virginia:

     We have audited the accompanying consolidated balance sheets of The Life Insurance Company of Virginia (an indirect wholly-owned subsidiary of General Electric Capital Corporation) and subsidiary as of December 31, 1998 and 1997, and the related consolidated statements of income and comprehensive income, shareholders' interest, and cash flows for the years then ended, and the nine months ended December 31, 1996. We have also audited the pre-acquisition statements of income and comprehensive income, shareholders' interest and cash flows for the three months ended March 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Life Insurance Company of Virginia and subsidiary as of December 31, 1998 and 1997, and the results of their operations and their cash flows for the years then ended, the nine months ended December 31, 1996 and the pre-acquisition three months ended March 31, 1996, in conformity with generally accepted accounting principles.

     As discussed in Note 1 to the consolidated financial statements, effective April 1, 1996, General Electric Capital Corporation acquired all of the outstanding stock of The Life Insurance Company of Virginia in a business combination accounted for as a purchase. As a result of the acquisition, the consolidated financial information for the periods after the acquisition is presented on a different cost basis than that for the periods before the acquisition and, therefore, is not comparable.

                                        KPMG LLP


Richmond, Virginia
January 22, 1999

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                          CONSOLIDATED BALANCE SHEETS

            (DOLLAR AMOUNTS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)


                                                                                      DECEMBER 31,
                                                                             -------------------------------
ASSETS                                                                               1998             1997
                                                                                     ----             ----
Investments:
 Fixed maturities available-for-sale, at fair value ......................    $   6,077.2      $   5,622.6
 Equity securities available-for-sale, at fair value:
   Common stocks .........................................................            6.1              9.6
   Preferred stocks, non-redeemable ......................................           48.3             95.1
   Investment in subsidiary ..............................................            2.6              2.6
   Mortgage loans, net of valuation allowance
    of $20.0 and $17.2 at December 31, 1998 and 1997, respectively .......          528.1            496.2
   Policy loans ..........................................................          198.3            188.4
   Real estate owned .....................................................            2.5              6.9
   Other invested assets .................................................          130.8             49.5
                                                                              -----------      -----------
TOTAL INVESTMENTS ........................................................        6,993.9          6,470.9
                                                                              -----------      -----------
Cash .....................................................................            9.6              0.2
Accrued investment income ................................................          122.8            123.1
Deferred acquisition costs ...............................................          242.0            165.0
Intangible assets ........................................................          390.0            449.7
Reinsurance recoverable ..................................................           15.3              8.7
Deferred income tax asset ................................................           41.1             57.4
Other assets .............................................................           42.5             23.3
Separate account assets ..................................................        5,528.7          4,066.4
                                                                              -----------      -----------
TOTAL ASSETS .............................................................    $  13,385.9      $  11,364.7
                                                                              ===========      ===========


                                                                              DECEMBER 31,
                                                                     -------------------------------
LIABILITIES AND SHAREHOLDERS' INTEREST                                       1998             1997
                                                                             ----             ----
LIABILITIES:
 Future annuity and contract benefits ............................    $   6,455.3      $   5,889.8
 Liability for policy and contract claims ........................          119.6             83.0
 Other policyholder liabilities ..................................           86.4             75.2
 Accounts payable and accrued expenses ...........................          108.8            101.0
 Separate account liabilities ....................................        5,528.7          4,066.4
                                                                      -----------      -----------
TOTAL LIABILITIES ................................................       12,298.8         10,215.4
                                                                      -----------      -----------
Shareholders' interest:
Net unrealized investment gains ..................................           49.8             74.3
                                                                      -----------      -----------
Accumulated non-owner changes in equity ..........................           49.8             74.3
Preferred stock, Series A ($1,000 par value,
 $1,000 redemption and liquidation value; 200,000
 authorized, 120,000 shares issued and outstanding) ..............          120.0               --
 Common stock ($1,000 par value, 50,000
   authorized, 4,000 shares issued and outstanding) ..............            4.0              4.0
 Common stock declared but not issued ($1,000
   par value, 18,641 shares declared, 50,000 authorized) .........           18.6               --
 Additional paid-in capital ......................................          917.6            925.9
 Retained earnings ...............................................          (22.9)           145.1
                                                                      -----------      -----------
TOTAL SHAREHOLDERS' INTEREST .....................................        1,087.1          1,149.3
                                                                      -----------      -----------
TOTAL LIABILITIES AND SHAREHOLDERS' INTEREST .....................    $  13,385.9      $  11,364.7
                                                                      ===========      ===========

         See accompanying notes to consolidated financial statements.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

          CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME


                         (DOLLAR AMOUNTS IN MILLIONS)



                                                                                                              PREACQUISITION
                                                                                                             ---------------
                                                                                              NINE MONTHS      THREE MONTHS
                                                            YEAR ENDED       YEAR ENDED          ENDED            ENDED
                                                           DECEMBER 31,     DECEMBER 31,     DECEMBER 31,       MARCH 31,
                                                               1998             1997             1996              1996
                                                          --------------   --------------   --------------   ---------------
REVENUES:
 Net investment income ................................     $   482.7        $   472.5        $   334.4         $  112.0
 Net realized investment gains ........................          26.3             13.3              6.0              9.0
 Premiums .............................................          99.9            104.4             65.4             60.0
 Cost of insurance ....................................         128.5            127.2             78.3             28.9
 Variable product fees ................................          60.8             44.4             23.1              5.9
 Other income .........................................          17.6             18.5             11.6              4.5
                                                            ---------        ---------        ---------         --------
TOTAL REVENUES ........................................         815.8            780.3            518.8            220.3
                                                            ---------        ---------        ---------         --------
BENEFITS AND EXPENSES:
 Interest credited ....................................         329.6            323.4            226.0             76.1
 Benefits & other changes in policy reserves ..........         172.4            160.8            100.4             89.9
 Commissions ..........................................          99.2            117.3             78.5             35.7
 General expenses .....................................          98.5             77.5             49.6             15.3
 Amortization of intangibles, net .....................          49.0             59.6             50.1              0.6
 Change in deferred acquisition costs, net ............         (76.2)          (101.5)           (71.7)           (16.2)
 Interest expense .....................................           2.0               --               --               --
                                                            ---------        ---------        ---------         --------
TOTAL BENEFITS AND EXPENSES ...........................         674.5            637.1            432.9            201.4
                                                            ---------        ---------        ---------         --------
Income before income taxes ............................         141.3            143.2             85.9             18.9
 Provision for income taxes                                      50.7             52.2             31.8              7.0
                                                            ---------        ---------        ---------         --------
NET INCOME ............................................          90.6             91.0             54.1             11.9
                                                            ---------        ---------        ---------         --------
OTHER COMPREHENSIVE INCOME, NET OF TAX:
 Unrealized gains (losses) on securities, net .........         (24.5)            54.9             19.4            (91.2)
                                                            ---------        ---------        ---------         --------
COMPREHENSIVE INCOME (LOSS) ...........................     $    66.1        $   145.9        $    73.5        $   (79.3)
                                                            =========        =========        =========        =========

          See accompanying notes to consolidated financial statements.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

               CONSOLIDATED STATEMENTS OF SHAREHOLDERS' INTEREST


              (DOLLAR AMOUNTS IN MILLIONS, EXCEPT SHARE AMOUNTS)



                                                                                                                COMMON STOCK
                                                                                                                  DECLARED
                                                              PREFERRED STOCK           COMMON STOCK           BUT NOT ISSUED
                                                          -----------------------   ---------------------   --------------------
                                                            SHARES       AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
                                                          ----------   ----------   --------   ----------   --------   ---------
BALANCES AT DECEMBER 31, 1995 .........................         --       $   --      4,000      $   4.0          --     $   --
Comprehensive income:
 Net income ...........................................         --           --         --           --          --         --
 Other comprehensive income, net of tax
   Unrealized loss on securities, net .................         --           --         --           --          --         --
                                                             -----       ------      -----      -------       -----     ------
Total comprehensive income ............................         --           --         --           --          --         --
Capital contribution from parents .....................         --           --         --           --          --         --
                                                             -----       ------      -----      -------       -----     ------
BALANCES AT MARCH 31, 1996 ............................         --           --      4,000          4.0          --         --
Comprehensive income:
 Net income ...........................................         --           --         --           --          --         --
 Other comprehensive income, net of tax
   Unrealized gain on securities, net .................         --           --         --           --          --         --
                                                             -----       ------      -----      -------       -----     ------
Total comprehensive income ............................         --           --         --           --          --         --
Adjustment to reflect purchase method .................         --           --         --           --          --         --
                                                             -----       ------      -----      -------       -----     ------
BALANCES AT DECEMBER 31, 1996 .........................         --           --      4,000          4.0          --         --
Comprehensive income:
 Net income ...........................................         --           --         --           --          --         --
 Other comprehensive income, net of tax
   Unrealized gain on securities, net .................         --           --         --           --          --         --
                                                             -----       ------      -----      -------       -----     ------
Total comprehensive income ............................         --           --         --           --          --         --
Adjustment to reflect purchase method .................         --           --         --           --          --         --
                                                             -----       ------      -----      -------       -----     ------
BALANCES AT DECEMBER 31, 1997 .........................         --           --      4,000          4.0          --         --
Comprehensive income:
 Net income ...........................................         --           --         --           --          --         --
 Other comprehensive income, net of tax
   Unrealized loss on securities, net .................         --           --         --           --          --         --
                                                             -----       ------      -----      -------       -----     ------
Total comprehensive income ............................         --           --         --           --          --         --
Cash dividend declared and paid .......................         --           --         --           --          --         --
Preferred stock dividend ..............................    120,000        120.0         --           --          --         --
Common stock dividend declared but not issued .........         --           --         --           --      18,641       18.6
Adjustment to reflect purchase method .................         --           --         --           --          --         --
                                                           -------       ------      -----      -------      ------     ------
BALANCES AT DECEMBER 31, 1998 .........................    120,000      $ 120.0      4,000      $   4.0      18,641    $  18.6
                                                           =======      =======      =====      =======      ======    =======

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY CONSOLIDATED STATEMENTS OF SHAREHOLDERS' INTEREST -- CONTINUED




                                                                          ACCUMULATED
                                                           ADDITIONAL      NON-OWNER      RETAINED         TOTAL
                                                             PAID-IN        CHANGES       EARNINGS     SHAREHOLDERS'
                                                             CAPITAL       IN EQUITY     (DEFICIT)       INTEREST
                                                          ------------   ------------   -----------   --------------
BALANCES AT DECEMBER 31, 1995 .........................    $  749.1        $  103.1     $   (34.3)      $   821.9
Comprehensive income:
 Net income ...........................................          --              --          11.9            11.9
 Other comprehensive income, net of tax
   Unrealized loss on securities, net .................          --           (91.2)           --           (91.2)
                                                           --------        --------     ---------       ---------
Total comprehensive income ............................          --           (91.2)         11.9           (79.3)
Capital contribution from parents .....................        69.3              --            --            69.3
                                                           --------        --------     ---------       ---------
BALANCES AT MARCH 31, 1996 ............................       818.4            11.9         (22.4)          811.9
Comprehensive income:
 Net income ...........................................          --              --          54.1            54.1
 Other comprehensive income, net of tax
   Unrealized gain on securities, net .................          --            19.4            --            19.4
                                                           --------        --------     ---------       ---------
Total comprehensive income ............................          --            19.4          54.1            73.5
Adjustment to reflect purchase method .................       109.7           (11.9)         22.4           120.2
                                                           --------        --------     ---------       ---------
BALANCES AT DECEMBER 31, 1996 .........................       928.1            19.4          54.1         1,005.6
Comprehensive income:
 Net income ...........................................          --              --          91.0            91.0
 Other comprehensive income, net of tax
   Unrealized gain on securities, net .................          --            54.9            --            54.9
                                                           --------        --------     ---------       ---------
Total comprehensive income ............................          --            54.9          91.0           145.9
Adjustment to reflect purchase method .................        (2.2)             --            --            (2.2)
                                                           --------        --------     ---------       ---------
BALANCES AT DECEMBER 31, 1997 .........................       925.9            74.3         145.1         1,149.3
Comprehensive income:
 Net income ...........................................          --              --          90.6            90.6
 Other comprehensive income, net of tax
   Unrealized loss on securities, net .................          --           (24.5)           --           (24.5)
                                                           --------        --------     ---------       ---------
Total comprehensive income ............................          --           (24.5)         90.6            66.1
Cash dividend declared and paid .......................          --              --        (120.0)         (120.0)
Preferred stock dividend ..............................          --              --        (120.0)             --
Common stock dividend declared but not issued .........          --              --         (18.6)             --
Adjustment to reflect purchase method .................        (8.3)             --            --            (8.3)
                                                           --------        --------     ---------       ---------
BALANCES AT DECEMBER 31, 1998 .........................    $  917.6        $   49.8     $   (22.9)      $ 1,087.1
                                                           ========        ========     =========       =========

          See accompanying notes to consolidated financial statements.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY


                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                          (DOLLAR AMOUNTS IN MILLIONS)

                                                                                                           PREACQUISITION
                                                                                                          ---------------
                                                                                             NINE MONTHS    THREE MONTHS
                                                                                                ENDED          ENDED
                                                                YEARS ENDED DECEMBER 31,    DECEMBER 31,     MARCH 31,
                                                                    1998          1997          1996            1996
                                                               ------------- ------------- -------------- ---------------
Cash flows from operating activities:
 Net income ..................................................  $     90.6    $     91.0     $     54.1      $   11.9
                                                                ----------    ----------     ----------      --------
 Adjustments to reconcile net income to net cash by operating activities:
   Cost of insurance and surrender fees ......................      (169.6)       (168.8)         (89.3)        (32.5)
   Increase in future policy benefits ........................       420.4         405.0          277.8          (4.9)
   Net realized investment gains .............................       (26.3)        (13.3)          (6.0)         (9.0)
   Amortization of investment premiums and discounts .........         1.9           7.2            6.5           0.7
   Amortization of intangibles ...............................        49.5          59.6           50.1           0.6
   Deferred income tax expense (benefit) .....................        29.5         (12.6)          (7.9)         10.8
   Change in certain assets and liabilities:
    Decrease (increase) in:
     Accrued investment income ...............................         0.3          (5.3)         (37.6)          4.1
     Deferred acquisition costs ..............................       (76.2)       (101.5)         (71.7)        (16.2)
     Other assets, net .......................................       (19.2)         (9.3)          28.5         (55.9)
    Increase (decrease) in:
     Policy and contract claims ..............................        30.8          37.0           29.9           4.6
     Other policyholder liabilites ...........................        11.3          (3.6)          71.4           9.8
     Accounts payable and accrued expenses ...................        24.7         (99.9)         (15.7)         87.5
                                                                ----------    ----------     ----------      --------
       Total adjustments .....................................       277.1          94.5          236.0          (0.4)
                                                                ----------    ----------     ----------      --------
       Net cash provided by operating activities .............       367.7         185.5          290.1          11.5
                                                                ----------    ----------     ----------      --------
Cash flows from investing activities:
 Proceeds from investment securities and other
   invested assets ...........................................     1,901.6         788.6        1,123.1         299.5
 Principal collected on mortgage loans .......................       116.5          87.1           46.4           8.3
 Purchase of investment securities and
   other invested assets .....................................    (2,410.4)     (1,115.7)      (1,280.5)       (169.2)
 Mortgage loan originations and increase in
   policy loan balance .......................................      (161.0)        (13.7)         (23.7)        (40.4)
                                                                ----------    ----------     ----------      --------
       Net cash provided by (used in)
        investing activities .................................      (553.3)       (253.7)        (134.7)         98.2
                                                                ----------    ----------     ----------      --------
Cash flows from financing activities:
 Proceeds from issue of investment contracts .................     2,224.8       1,894.2        1,098.5         301.9
 Redemption and benefit payments on
   investment contracts ......................................    (1,909.8)     (1,874.6)      (1,304.0)       (358.8)
 Cash dividend to shareholders ...............................      (120.0)           --             --         (40.0)
 Capital contribution ........................................          --                           --           2.8
                                                                ----------    ----------     ----------      --------
       Net cash provided by (used in)
        financing activities .................................       195.0          19.6         (205.5)        (94.1)
                                                                ----------    ----------     ----------      --------
       Net increase (decrease) in cash and
        cash equivalents .....................................         9.4         (48.6)         (50.1)         15.6
Cash and cash equivalents at beginning of year ...............         0.2          48.8           98.9          83.3
                                                                ----------    ----------     ----------      --------
Cash and cash equivalents at end of year .....................  $      9.6    $      0.2     $     48.8      $   98.9
                                                                ==========    ==========     ==========      ========

          See accompanying notes to consolidated financial statements.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


                       DECEMBER 31, 1998, 1997 AND 1996
                         (DOLLAR AMOUNTS IN MILLIONS)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


     (A) PRINCIPLES OF CONSOLIDATION

     The accompanying consolidated financial statements include the historical operations and accounts of The Life Insurance Company of Virginia and its subsidiary, Assigned Settlements Inc. (collectively the "Company" or "Life of Virginia"). All significant intercompany accounts and transactions have been eliminated in consolidation.

     Prior to April 1, 1996, Combined Insurance Company of America ("CICA") owned 100% or 4,000 shares of Life of Virginia. CICA is a wholly-owned subsidiary of AON Corporation ("AON"). On April 1, 1996, CICA sold 100% of the issued and outstanding shares of Life of Virginia to General Electric Capital Corporation ("GE Capital"). Immediately thereafter, 80% was contributed to General Electric Capital Assurance Company (the "Parent" or "GECA"). On December 31, 1996, the remaining 20% was contributed to GE Financial Assurance Holdings, Inc. ("GEFAHI"). GECA is an indirect wholly-owned subsidiary of GEFAHI.


     (B) BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared on the basis of generally accepted accounting principles ("GAAP") for insurance companies, which vary in several respects from accounting practices prescribed or permitted by the Insurance Commissioner of the state where the Company is domiciled. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and related disclosures. Actual results could differ from those estimates.

     Certain prior year amounts have been reclassified to conform to current year presentation.


     (C) PRODUCTS

     The Company primarily sells variable annuities and universal life insurance to customers throughout most of the United States. The Company distributes variable annuities primarily through intermediaries such as stockbrokers and universal life insurance primarily through career agents and independent brokers. The Company is also engaged in the sale of traditional individual and group life products and guaranteed investment contracts. Approximately 21%, 29%, and 31% of premium and annuity consideration collected, in 1998, 1997, and 1996, respectively, came from customers residing in the South Atlantic region of the United States, and approximately 28%, 13%, and 9% of premium and annuity consideration collected, in 1998, 1997, and 1996, respectively, came from customers residing in the Mid-Atlantic region of the United States.

     Although the Company markets its products through numerous distributors, approximately 23%, 22%, and 21% of the Company's sales in 1998, 1997, and 1996, respectively, have been through two specific national stockbrokerage firms. Loss of all or a substantial portion of the business provided by these stockbrokerage firms could have a material adverse effect on the business and operations of the Company. The Company does not believe, however, that the loss of such business would have a long-term adverse effect because of the Company's competitive position in the marketplace and the availability of business from other distributors.


     (D) PURCHASE ACCOUNTING METHOD

     Upon acquisition of Life of Virginia by GE Capital, Life of Virginia restated its financial statements in accordance with the purchase method of accounting. The net purchase price for Life of Virginia and its subsidiary of $921.6 was allocated according to the fair values of the acquired assets and liabilities, including the estimated present value of future profits. These allocated values were dependent upon policies in force and market conditions at the time of closing.

     In addition to revaluing all material tangible assets and liabilities to their respective estimated fair values as of the closing date of the sale, Life of Virginia also recorded in its consolidated financial statements the excess of cost over fair value of net assets acquired (goodwill) as well as the present value of future profits to be derived from the purchased business. These amounts were determined in accordance with the purchase method of accounting. This new basis of accounting resulted in an increase in shareholders' equity of $109.7 (net of purchase accounting adjustments of $8.3 and $2.2 in 1998 and 1997,

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued

respectively), reflecting the application of the purchase method of accounting. The Company's consolidated financial statements subsequent to April 1, 1996 reflect this new basis of accounting.

     All amounts for periods ended before April 1, 1996 are labeled "Preacquisition" and are based on the preacquisition historical costs in accordance with generally accepted accounting principles. The periods ending after such date are based on fair values at April 1, 1996 (which becomes the new cost basis) and subsequent costs in accordance with the purchase method of accounting.


     (E) REVENUES

     Investment income is recorded when earned. Realized investment gains and losses are calculated on the basis of specific identification. Premiums on long-duration insurance products are recognized as earned when due or, in the case of life contingent immediate annuities, when the contracts are issued. Premiums received under annuity contracts without significant mortality risk and premiums received on universal life products are not reported as revenues but as future annuity and contract benefits. Cost of insurance is charged to universal life policyholders based upon at risk amounts, and is recognized as revenue when due. Variable product fees are charged to variable annuity and variable life policyholders based upon the daily net assets of the policyholders' account values, and are recognized as revenue when charged. Other income consists primarily of surrender charges on certain policies. Surrender charges are recognized as income when the policy is surrendered.


     (F) STATEMENTS OF CASH FLOWS

     Certificates and other time deposits are classified as short-term investments on the consolidated balance sheets and considered cash equivalents on the consolidated statements of cash flows.


     (G) INVESTMENTS

     The Company has designated its fixed maturities (bonds, notes, mortgage-backed securities, and redeemable preferred stock) and equity securities (common and non-redeemable preferred stock) as available-for-sale. The fair value for fixed maturities and equity securities is based on individual quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the credit quality, call features and maturity of the investments, as applicable.

     Changes in the market values of investments available-for-sale, net of the effect on deferred policy acquisition costs, present value of future profits and deferred federal income taxes are reflected as unrealized investment gains or losses in a separate component of shareholders' interest and, accordingly, have no effect on net income but are shown as a component of other comprehensive income (loss). Unrealized losses that are considered other than temporary are recognized in earnings through an adjustment to the amortized cost basis of the underlying securities. Additionally, reserves for mortgage loans and certain other long-term investments are established based on an evaluation of the respective investment portfolio, past credit loss experience, and current economic conditions. Writedowns and the change in reserves are included in realized investment gains and losses in the consolidated statements of income and comprehensive income. In general, the Company ceases to accrue investment income when interest or dividend payments are in arrears.

     Investment income on mortgage-backed securities is initially based upon yield, cash flow and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are recorded using the retrospective method, whereby the amortized cost of the securities is adjusted to the amount that would have existed had the revised assumptions been in place at the date of purchase. The adjustments to amortized cost are recorded as a charge or credit to investment income. Realized gains and losses are accounted for on the specific identification method.

     Mortgage loans and policy loans are carried at their unpaid principal balance, net of allowances for estimated uncollectible amounts. Short-term investments are carried at amortized cost which approximates fair value. Equity securities are carried at fair value. Investments in limited partnerships are accounted for under the equity method of accounting. Real estate is carried generally at cost less accumulated depreciation. Other long-term investments are carried generally at amortized cost.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued

     Under certain securities lending transactions, the Company requires the borrower provide collateral, consisting primarily of cash and government securities, on a daily basis, in amounts equal to or exceeding 102% of the market value of the applicable securities loaned.


     (H) DEFERRED ACQUISITION COSTS

     Acquisition costs include costs and expenses which vary with and are primarily related to the acquisition of insurance and investment contracts.

     Deferred acquisition costs include first-year commissions in excess of recurring renewal commissions, certain solicitation and printing costs, and certain support costs such as underwriting and policy issue expenses. For investments and universal life type contracts, amortization is based on the present value of anticipated gross profits from investments, interest credited, surrender and other policy charges, and mortality and maintenance expenses. Amortization is adjusted retroactively when current or estimates of future gross profits to be realized are revised. For other long-duration insurance contracts, the acquisition costs are amortized in relation to the estimated benefit payments or the present value of expected future premiums.

     Deferred acquisition costs are reviewed to determine if they are recoverable from future income, including investment income, and, if not considered recoverable, are charged to expense.


     (I) INTANGIBLE ASSETS

     PRESENT VALUE OF FUTURE PROFITS-In conjunction with the acquisition of the Company, a portion of the purchase price was assigned to the right to receive future gross profits arising from existing insurance and investment contracts. This intangible asset, called present value of future profits (PVFP), represents the actuarially determined present value of the projected future cash flows from the acquired policies.

     GOODWILL-Goodwill is amortized over a period of 20 years on the straight-line method. Goodwill in excess of associated expected operating cash flows is considered to be impaired and is written down to fair value. No such write-downs have occurred.


     (J) FEDERAL INCOME TAXES

     Pursuant to the acquisition on April 1, 1996, GE Capital, and AON, the Company's previous ultimate parent, agreed to file an election to treat the acquisition of Life of Virginia as an asset acquisition under the provisions of Internal Revenue Code Section 338(h)(10). As a result of that election, the tax basis of the Company's assets as of the date of acquisition were revalued based upon fair market values. The principal effect of the election was to establish a tax basis of intangibles for the value of the business acquired that is amortizable for tax purposes over 10-15 years.

     Deferred income taxes have been provided for the effects of temporary differences between financial reporting and tax bases of assets and liabilities and have been measured using the enacted marginal tax rates and laws that are currently in effect.


     (K) REINSURANCE

     Premium revenue, benefits, underwriting, acquisition and insurance expenses are reported net of the amounts relating to reinsurance ceded to other companies. Amounts due from reinsurers for incurred future claims are reflected in the reinsurance recoverable asset. The cost of reinsurance is accounted for over the terms of the related treaties using assumptions consistent with those used to account for the underlying reinsured policies.


     (L) FUTURE ANNUITY AND CONTRACT BENEFITS

     Future annuity and contract benefits consist of the liability for investment contracts, insurance contracts and accident and health contracts. Investment contract liabilities are generally equal to the policyholder's current account value. The liability for insurance and accident and health contracts is calculated based upon actuarial assumptions as to mortality, morbidity, interest, expense and withdrawals, with experience adjustments for adverse deviation where appropriate.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  -- CONTINUED


     (M) LIABILITY FOR POLICY AND CONTRACT CLAIMS

     The liability for policy and contract claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The estimated liability includes requirements for future payments of (a) claims that have been reported to the insurer, and (b) claims related to insured events that have occurred but that have not been reported to the insurer as of the date the liability is estimated.


     (N) SEPARATE ACCOUNT ASSETS AND LIABILITIES

     The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life contract owners. The Company receives mortality risk fees and administration charges from the variable mutual fund portfolios. The separate account assets are carried at fair value and are equivalent to the liabilities that represent the policyholders' equity in those assets.

     The Company has periodically transferred capital to the separate accounts to provide for the initial purchase of investments in new mutual fund portfolios. As of December 31, 1998, approximately $41.8 of the Company's other invested assets related to its capital investments in the separate accounts.


     (O) INTEREST RATE RISK MANAGEMENT

     As a matter of policy, the Company does not engage in derivatives trading, market-making or other speculative activities.

     The Company uses interest rate floors primarily to minimize risk on investment contracts with minimum guaranteed interest rates. The Company requires all interest rate floors to be designated and accounted for as hedges of specific assets, liabilities or committed transactions; resulting payments and receipts are recognized contemporaneously with effects of hedged transactions. A payment or receipt arising from early termination of an effective hedge is accounted for as an adjustment to the basis of the hedged transaction.

     Instruments used as hedges must be effective at reducing the risk associated with the exposure being hedged and must be designated as a hedge at the inception of the contract. Accordingly, changes in market values of hedged instruments must be highly correlated with changes in market values of underlying hedges items both at inception of the hedge and over the life of the hedge contract. Any instrument designated but ineffective as a hedge is marked to market and recognized in operations immediately.


(2) INVESTMENTS


     (A) GENERAL

     The sources of investment income of the Company were as follows:



                                                                                            PREACQUISITION
                                                                                           ---------------
                                                                            NINE MONTHS      THREE MONTHS
                                     YEAR ENDED          YEAR ENDED            ENDED            ENDED
                                 DECEMBER 31, 1998   DECEMBER 31, 1997   DECEMBER 31, 1996  MARCH 31, 1996
                                ------------------- ------------------- ------------------ ---------------
    Fixed maturities ..........      $   415.3           $   399.5          $   276.9         $   93.6
    Equity securities .........            4.9                 7.3                8.7              4.2
    Mortgage loans ............           46.5                48.3               41.3             13.5
    Policy loan interest ......           14.0                13.3                9.6              2.9
    Other investments .........            6.7                 9.0                3.3              0.1
                                     ---------           ---------          ---------         --------
    Gross investment income ...          487.4               477.4              339.8            114.3
    Investment expenses .......           (4.7)               (4.9)              (5.4)            (2.3)
                                     ---------           ---------          ---------         --------
    Net investment income .....      $   482.7           $   472.5          $   334.4         $  112.0
                                     =========           =========          =========         ========

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

(2) INVESTMENTS -- Continued

     Sales proceeds and gross realized investment gains and losses resulting from the sales of investment securities available-for-sale were as follows:



                                                                                                   PREACQUISITION
                                                                                                  ---------------
                                                                                   NINE MONTHS      THREE MONTHS
                                            YEAR ENDED          YEAR ENDED            ENDED            ENDED
                                        DECEMBER 31, 1998   DECEMBER 31, 1997   DECEMBER 31, 1996  MARCH 31, 1996
                                       ------------------- ------------------- ------------------ ---------------
   Sales proceeds ....................     $   1,232.5          $   387.1          $   818.4         $   262.9
                                           ===========          =========          =========         =========
   Gross realized investment:
    Gains ............................            40.0               18.2               10.0              10.8
    Losses ...........................           (13.7)              (4.9)              (4.0)             (1.8)
                                           -----------          ---------          ---------         ---------
   Net realized investment gains .....     $      26.3          $    13.3          $     6.0         $     9.0
                                           ===========          =========          =========         =========

     The additional proceeds from the investments presented in the consolidated statements of cash flows result from principal collected on mortgage-backed securities, maturities, calls and sinking payments.

     Net unrealized gains and losses on investment securities classified as available-for-sale are reduced by deferred income taxes and adjustments to the present value of future profits and deferred policy acquisition costs that would have resulted had such gains and losses been realized. Net unrealized gains and losses on available-for-sale investment securities reflected as a separate component of shareholders' interest as of December 31, are summarized as follows:



                                                                                               1998           1997
                                                                                           ------------   ------------
Net unrealized gains on available-for-sale investment securities before adjustments:
 Fixed maturities ......................................................................    $   112.5      $   154.5
 Equity securities .....................................................................          5.5           14.6
 Other invested assets .................................................................          2.3            6.4
                                                                                            ---------      ---------
   Subtotal ............................................................................        120.3          175.5
                                                                                            ---------      ---------
Adjustments to the present value of future profits and deferred acquisition costs:              (43.7)         (61.2)
Deferred income taxes ..................................................................        (26.8)         (40.0)
                                                                                            ---------      ---------
   Net unrealized gains on available-for-sale investment securities: ...................    $    49.8      $    74.3
                                                                                            =========      =========

     Under purchase accounting, the fair value of Life of Virginia's fixed maturity investments as of April 1, 1996, became Life of Virginia's new cost basis in such investments. The difference between the new cost basis and original par is then amortized against investment income over the remaining effective lives of the fixed maturity investments.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

(2) INVESTMENTS -- Continued

     At December 31, the amortized cost, gross unrealized gains and losses, and fair values of the Company's fixed maturities and equity securities available-for-sale were as follows:



                                                                              GROSS        GROSS
                                                              AMORTIZED    UNREALIZED   UNREALIZED       FAIR
1998                                                             COST         GAINS       LOSSES        VALUE
----------------------------------------------------------- ------------- ------------ ------------ -------------
    Fixed maturities:
    U.S. government and agencies ..........................  $     36.7    $    1.3     $    (0.1)   $     37.9
    States and municipal ..................................         1.6         0.4            --           2.0
    Non-U.S. government ...................................         3.0          --          (0.4)          2.6
    U.S. corporate ........................................     3,765.9       126.7         (51.8)      3,840.8
    Non-U.S. corporate ....................................       291.6         5.9          (7.2)        290.3
    Mortgage-backed .......................................     1,865.9        47.3          (9.6)      1,903.6
                                                             ----------    --------     ---------    ----------
      Total fixed maturities ..............................     5,964.7       181.6         (69.1)      6,077.2
    Common stocks and non-redeemable preferred stocks .....        48.9         5.8          (0.3)         54.4
                                                             ----------    --------     ---------    ----------
    Total available-for-sale securities ...................  $  6,013.6    $  187.4     $   (69.4)   $  6,131.6
                                                             ==========    ========     =========    ==========


                                                                              GROSS        GROSS
                                                               AMORTIZED   UNREALIZED   UNREALIZED       FAIR
1997                                                              COST        GAINS       LOSSES        VALUE
------------------------------------------------------------- ----------- ------------ ------------ -------------
    Fixed maturites:
    U.S. government and agencies ............................ $    44.3    $    1.3      $     --    $     45.6
    State and municipal .....................................       1.8         0.3            --           2.1
    Non-U.S. government .....................................        --          --            --            --
    U.S. corporate ..........................................   3,362.1       120.6          (8.1)      3,474.6
    Non-U.S. corporate ......................................     200.1         6.5          (0.3)        206.3
    Mortgage-backed .........................................   1,859.8        39.6          (5.4)      1,894.0
                                                              ---------    --------      --------    ----------
      Total fixed maturities ................................   5,468.1       168.3         (13.8)      5,622.6
      Common stocks and non-redeemable preferred stocks .....      90.1        14.6            --         104.7
                                                              ---------    --------      --------    ----------
      Total available-for-sale securities ................... $ 5,558.2    $  182.9     $   (13.8)   $  5,727.3
                                                              =========    ========     =========    ==========

     The scheduled maturity distribution of the fixed maturity portfolio at December 31 follows. Expected maturities may differ from scheduled contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.



                                                    1998
                                         --------------------------
                                           AMORTIZED       FAIR
                                              COST         VALUE
                                         ------------- ------------
  Due in one year or less ..............  $    119.6   $    120.2
  Due one year through five years ......     1,895.0      1,941.1
  Due five years through ten years .....     1,299.4      1,304.5
  Due after ten years ..................       784.8        807.8
                                          ----------   ----------
  Subtotals ............................     4,098.8      4,173.6
  Mortgage-backed securities ...........     1,865.9      1,903.6
                                          ----------   ----------
  Totals ...............................  $  5,964.7   $  6,077.2
                                          ==========   ==========

     As required by law, the Company has investments on deposit with governmental authorities and banks for the protection of policyholders of $4.0 and $4.7 as of December 31, 1998 and 1997, respectively.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

(2) INVESTMENTS -- Continued

     As of December 31, 1998, approximately 26.6% and 14.8% of the Company's investment portfolio is comprised of securities issued by the manufacturing and financial industries, respectively, the vast majority of which are rated investment grade, and which are senior secured bonds. No other industry group comprises more than 10% of the Company's investment portfolio. This portfolio is widely diversified among various geographic regions in the United States, and is not dependent on the economic stability of one particular region.

     As of December 31, 1998, the Company did not hold any fixed maturity securities which exceeded 10% of shareholders' interest.

     The credit quality of the fixed maturity portfolio at December 31, follows. The categories are based on the higher of the ratings published by Standard & Poors or Moody's.



                                                1998                   1997
                                       ---------------------- -----------------------
                                           FAIR                   FAIR
                                           VALUE     PERCENT      VALUE      PERCENT
                                       ------------ --------- ------------ ----------
     Agencies and treasuries .........  $   270.5       4.5%  $    308.4        5.5%
     AAA/Aaa .........................    1,518.7      25.0      1,464.5       26.0
     AA/Aa ...........................      376.6       6.2        320.4        5.7
     A/A .............................    1,201.4      19.8      1,101.4       19.6
     BBB/Baa .........................    1,762.2      29.0      1,862.3       33.1
     BB/Ba ...........................      378.3       6.2        306.8        5.5
     B/B .............................      187.4       3.1         76.7        1.4
     Not rated .......................      382.1       6.2        182.1        3.2
                                        ---------     -----   ----------      -----
     Totals ..........................  $ 6,077.2     100.0%  $  5,622.6      100.0%
                                        =========     =====   ==========      =====

     Bonds with ratings ranging from AAA/Aaa to BBB-/Baa3 are generally regarded as investment grade securities. Some agencies and treasuries (that is, those securities issued by the United States government or an agency thereof) are not rated, but all are considered to be investment grade securities. Finally, some securities, such as private placements, have not been assigned a rating by any rating service and are therefore categorized as "not rated." This has neither positive nor negative implications regarding the value of the security.


     (B) MORTGAGE AND REAL ESTATE PORTFOLIO

     The Company's mortgage and real estate portfolio is distributed by geographic location and type. However, the Company has concentration exposures in certain regions and in certain types as shown in the following two tables.

     Geographic distribution as of December 31, 1998:



                                 MORTGAGE     REAL ESTATE
                                ----------   ------------
South Atlantic ..............   38.4 %           100.0%
Pacific .....................   16.3                --
East North Central ..........   14.7                --
West South Central ..........   10.8                --
Mountain ....................   10.5                --
Other .......................    9.3                --
                                ----             -----
Totals ......................  100.0 %           100.0%
                               ========          =====

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

(2) INVESTMENTS -- Continued

     Type distribution as of December 31, 1998:



                               MORTGAGE   REAL ESTATE
                              ---------- ------------
   Office Building .......... 23.6 %            --%
   Retail ................... 23.3           100.0
   Industrial ............... 22.4              --
   Apartments ............... 21.2              --
   Other ....................  9.5              --
                              ----           -----
   Totals ................... 100.0 %        100.0%
                              ========       =====

     "Impaired" loans are defined under generally accepted accounting principles as loans for which it is probable that the lender will be unable to collect all amounts due according to the original contractual terms of the loan agreement. That definition excludes, among other things, leases or large groups of smaller-balance homogenous loans, and therefore applies principally to the Company's commercial loans.

     Under these definitions, the Company has two types of "impaired" loans as of December 31, 1998 and 1997: loans requiring allowances for losses and loans expected to be fully recoverable because the carrying amount has been reduced previously through charge-offs or deferral at income recognition ($11.3 and $23.0, respectively). There was no allowance for losses on these loans as of December 31, 1998 and 1997. Average investment in impaired loans during 1998 and 1997 was $20.0 and $23.0 and interest income earned on these loans while they were considered impaired was $1.8 and $2.0 for the years ended 1998 and 1997, respectively. There were no impaired loans nor related interest income earned on such loans in 1996.

     The following table shows the activity in the allowance for losses during the years ended December 31:



                                                           1998        1997
                                                       ----------- -----------
     Balance on January 1 ............................  $   17.2    $   20.8
     Provision charged to operations .................       1.1         1.1
     Amounts written off, net of recoveries ..........       1.7        (4.7)
                                                        --------    --------
     Balance at December 31 ..........................  $   20.0    $   17.2
                                                        ========    ========

     The allowance for losses on mortgage loans at December 31, 1998 and 1997 represented 3.6% and 3.4% of gross mortgage loans, respectively.

     The Company had $5.6 and $6.4 of non-income producing mortgage loan investments as of December 31, 1998 and December 31, 1997, respectively.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  -- CONTINUED


 (3) DEFERRED ACQUISITION COSTS

     Activity impacting deferred policy acquisition costs was as follows:



                                                                                                           PREACQUISITION
                                                                                                          ---------------
                                                                                           NINE MONTHS      THREE MONTHS
                                                    YEAR ENDED          YEAR ENDED            ENDED            ENDED
                                                DECEMBER 31, 1998   DECEMBER 31, 1997   DECEMBER 31, 1996  MARCH 31, 1996
                                               ------------------- ------------------- ------------------ ---------------
Unamortized balance -- beginning of
 period ......................................      $   173.2           $   71.7             $   --          $   363.9
Costs deferred ...............................           93.6              112.3               74.9               22.2
Amortization, net ............................          (17.4)             (10.8)              (3.2)              (6.0)
                                                    ---------           --------             ------          ---------
Unamortized balance -- end of period .........          249.4              173.2               71.7              380.1
Cumulative effect of net unrealized
 investment (gains) losses ...................           (7.4)              (8.2)              (1.4)              17.9
                                                    ---------           --------             ------          ---------
Recorded balance .............................      $   242.0           $  165.0            $  70.3          $   398.0
                                                    =========           ========            =======          =========

(4) INTANGIBLES


     (A) PRESENT VALUE OF FUTURE PROFITS (PVFP)

     As of April 1, 1996, Life of Virginia established an intangible asset that represents the present value of future profits ("PVFP"). PVFP reflects the estimated fair value of the Company's life insurance business in-force and represents the portion of the cost to acquire the Company that is allocated to the value of the right to receive future cash flows from insurance contracts existing at the date of acquisition. Such value is the present value of the actuarially determined projected cash flows for the acquired policies discounted at an appropriate rate.

     PVFP is amortized, net of accreted interest, in a manner similar to the amortization of deferred acquisition costs. Interest accretes at rates credited to policyholders on underlying contracts. Recoverability of PVFP is evaluated periodically by comparing the current estimate of expected future gross profits to the unamortized asset balance. If such a comparison indicates that the expected gross profits will not be sufficient to recover PVFP, the difference is charged to expense.

     Prior to April 1, 1996, Life of Virginia's PVFP was calculated in a similar manner as the PVFP discussed above and related to policies in-force on April 30, 1986, the date the Company was acquired by AON. Under purchase accounting this PVFP was removed.

     PVFP is further adjusted to reflect the impact of unrealized gains or losses on fixed maturities classified as available for sale in the investment portfolios. Such adjustments are not recorded in the Company's net income but rather as a credit or charge to shareholders' interest, net of applicable income tax. The components of PVFP are as follows:



                                                                                                           PREACQUISITION
                                                                                                          ---------------
                                                                                           NINE MONTHS      THREE MONTHS
                                                    YEAR ENDED          YEAR ENDED            ENDED            ENDED
                                                DECEMBER 31, 1998   DECEMBER 31, 1997   DECEMBER 31,1996   MARCH 31,1996
                                               ------------------- ------------------- ------------------ ---------------
Unamortized bal. -- beginning of
 period ......................................      $   385.7           $   438.9           $    --          $   32.6
Purchase accounting adjustments ..............             --                  --             484.0                --
Interest accrued at 6.25%, 6.75% and
 6.25% for 1998, 1997, and 1996,
 respectively ................................           24.0                28.4              22.4               0.5
Amortization .................................          (70.4)              (81.6)            (67.5)             (1.1)
                                                    ---------           ---------           -------          --------
Unamortized balance -- end of period .........          339.3               385.7             438.9              32.0
Cumulative effect of net unrealized
 investment (gains) losses ...................          (36.3)              (53.1)            (19.7)               --
                                                    ---------           ---------           -------          --------
Recorded balance .............................      $   303.0           $   332.6          $  419.2          $   32.0
                                                    =========           =========          ========          ========

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

(4) INTANGIBLES -- Continued

     The estimated percentage of the December 31, 1998 balance, before the effect of unrealized investment gains or losses, to be amortized over each of the next five years is as follows:


  1999 ...........   11.4 %
  2000 ...........   8.3
  2001 ...........   7.3
  2002 ...........   6.0
  2003 ...........   5.0

     (B) GOODWILL

     At December 31, 1998 and 1997, total unamortized goodwill was $87.0 and $117.1, respectively, which is shown net of accumulated amortization and adjustments of $41.4 and $13.2 for the years ended December 31, 1998 and 1997, respectively. Goodwill amortization was $2.6, $6.4, and $5.0 for the years ending December 31, 1998 and 1997, and for the nine month period ending December 31, 1996, respectively. Cumulative adjustments to goodwill totaled $(27.6), ($1.9) and $11.2 for the years ending December 31, 1998 and 1997, and for the nine month period ending December 31, 1996, respectively. Adjustments relate primarily to the settlement of purchase price with AON.


(5) REINSURANCE AND CLAIM RESERVES

     Life of Virginia is involved in both the cession and assumption of reinsurance with other companies. Life of Virginia's reinsurance consists primarily of long-duration contracts that are entered into with financial institutions and related party reinsurance. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and the Company remains liable to the extent that the reinsuring companies are unable to meet their obligations.

     In order to limit to amount of loss retention, certain policy risks are reinsured with other insurance companies. The maximum of individual ordinary life insurance normally retained by the Company on any one life policy is $1. The Company does not have significant reinsurance contracts with any one reinsurer that could have a material impact on its results of operations.

       A summary of reinsurance activity is as follows:



                                                                                                         PREACQUISITION
                                                                                                        ---------------
                                                                                        NINE MONTHS       THREE MONTHS
                                                 YEAR ENDED          YEAR ENDED            ENDED             ENDED
                                             DECEMBER 31, 1998   DECEMBER 31, 1997   DECEMBER 31, 1996   MARCH 31, 1996
                                            ------------------- ------------------- ------------------- ---------------
  Direct ..................................      $  333.0            $  321.3            $  94.7           $  73.7
  Assumed .................................          19.2                20.7               59.0              35.0
  Ceded ...................................        (123.8)             (110.4)             (10.0)            (19.8)
                                                 ---------           ---------           --------          --------
  Net premiums earned .....................      $  228.4            $  231.6            $  143.7          $  88.9
                                                 ---------           ---------           --------          --------
  Percentage of amount assumed to net .....             8%                  9%                 41%              39%
                                                 =========           =========           ========          ========

     Due to the nature of the Company's reinsurance contracts, premiums earned approximate premiums written. The above premium amounts include cost of insurance charges on universal life policies.

     A significant portion of Life of Virginia's ceded premiums relates to group life and health premiums. Life of Virginia is the primary carrier for the State of Virginia employees group life and health plan. By statute, Life of Virginia must reinsure these risks with other Virginia domiciled companies who wish to participate.

     Incurred losses and loss adjustment expenses are net of reinsurance of $82.3, $72.7, $60.5, and $17.2 for the years ended December 31, 1998 and 1997, the nine months ended December 31, 1996, and the three months ended March 31, 1996, respectively.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

(5) REINSURANCE AND CLAIM RESERVES -- Continued

     In connection with the sale of the Company, the following transactions occurred effective January 1, 1996: single premium deferred annuity liabilities reinsured with CICA in 1995 were recaptured, guaranteed investment contract liabilities reinsured with CICA in 1994 were recaptured, other lines of CICA insurance business inforce were assumed, and other related liabilities of CICA were assumed. In conjunction with the recapture and assumption, CICA transferred to Life of Virginia assets with a fair value totaling $842.6. For the three months ended March 31, 1996, premiums of $33.9, benefits of $46.7, commission expense of $10.2 and a capital contribution of $69.3 as a result of various reinsurance transactions.


(6) FUTURE ANNUITY AND CONTRACT BENEFITS


     (A) INVESTMENT CONTRACTS

     Investment contracts are broadly defined to include contracts without significant mortality or morbidity risk. Payments received from sales of investment contracts are recognized by providing a liability equal to the current account value of the policyholder's contracts. Interest rates credited to investment contracts are guaranteed for the initial policy term with renewal rates determined as necessary by management.


     (B) INSURANCE CONTRACTS

     Insurance contracts are broadly defined to include contracts with significant mortality and/or morbidity risk. The liability for future benefits of insurance contracts is the present value of such benefits based on mortality, morbidity, and other assumptions which were appropriate at the time the policies were issued or acquired. These assumptions are periodically evaluated for potential premium deficiencies. Reserves for cancelable accident and health insurance are based upon unearned premiums, claims incurred but not reported, and claims in the process of settlement. This estimate is based on the experience of the insurance industry and the Company, adjusted for current trends. Any changes in the estimated liability are reflected in income as the estimates are revised.

     The following chart summarizes the major assumptions underlying the Company's recorded liabilities for future annuity and contract benefits:



                                                               MORTALITY/                        DECEMBER 31,
                                                  WITHDRAWAL   MORBIDITY   INTEREST RATE -----------------------------
                                                  ASSUMPTION   ASSUMPTION   ASSUMPTION        1998           1997
                                                 ------------ ----------- -------------- -------------- --------------
Investment Contracts ...........................      N/A      N/A            N/A          $   4,463.3    $   3,951.4
Limited-payment Contracts ......................     None      (a)          3.8-9.3%              14.4           14.0
                                                    Company
Traditional life insurance contracts ...........  Experience   (b)            7.2%               369.0          363.7
Universal life-type contracts ..................      N/A      N/A            N/A              1,605.7        1,557.4
Accident & Health ..............................    Company    (c)            7.2%                 2.9            3.3
Total future annuity and contract benefits .....  Experience                               $   6,455.3    $   5,889.8
                                                                                           ===========    ===========

(a)Either the United States Population Table, 1983 Group Annuitant Mortality Table or 1983 Individual Annuitant Mortality Table.

(b) Principally modifications of the 1965-70 or 1975-80 Select and Ultimate Tables.

(c) The 1958 Commissioner's Standard Ordinary Table and 1964 modified and 1987 Commissioner's Disability Tables.


(7) INCOME TAXES

     Beginning April 1, 1996, Life of Virginia and its subsidiary have been included in the life insurance company consolidated federal income tax return of GECA and are also subject to a separate tax-sharing agreement, as approved by state insurance regulators, the provisions of which are substantially the same as the tax-sharing agreement with GE Capital. Prior to April 1, 1996, Life of Virginia was included in the consolidated federal income tax return of AON and its principal domestic subsidiaries and in accordance with intercompany policy, provided taxes on income based on a separate company basis. Amounts payable

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

(7) INCOME TAXES -- Continued

or recoverable related to periods before April 1, 1996, are subject to an indemnification agreement with AON. As such the Company is not at risk for income taxes nor entitled to recoveries related to those periods.

     The total provision for income taxes consisted of the following components:



                                                                                                            PREACQUISITION
                                                                                                           ---------------
                                                                                           NINE MONTHS       THREE MONTHS
                                                    YEAR ENDED          YEAR ENDED            ENDED             ENDED
                                                DECEMBER 31, 1998   DECEMBER 31, 1997   DECEMBER 31, 1996   MARCH 31, 1996
                                               ------------------- ------------------- ------------------- ---------------
  Current federal income tax provision
   (benefit) .................................      $   19.9            $   62.4            $   38.1          $   (3.6)
  Deferred federal income tax provision
   (benefit) .................................          28.7               (12.4)               (7.6)             10.3
                                                    --------            --------            --------          --------
   Subtotal-federal provision ................          48.6                50.0                30.5               6.7
  Current state income tax provision (benefit)           1.3                 2.4                 1.6              (0.2)
  Deferred state income tax provision
   (benefit) .................................           0.8                (0.2)               (0.3)              0.5
                                                    --------            --------            --------          --------
   Subtotal-state provision ..................           2.1                 2.2                 1.3               0.3
                                                    --------            --------            --------          --------
   Total income tax provision ................      $   50.7            $   52.2            $   31.8          $    7.0
                                                    ========            ========            ========          ========

     The reconciliation of the federal statutory rate to the effective income tax rate is as follows:



                                                                                                           PREACQUISITION
                                                                                                          ---------------
                                                                                          NINE MONTHS       THREE MONTHS
                                                   YEAR ENDED          YEAR ENDED            ENDED             ENDED
                                               DECEMBER 31, 1998   DECEMBER 31, 1997   DECEMBER 31, 1996   MARCH 31, 1996
                                              ------------------- ------------------- ------------------- ---------------
  Statutory U.S. federal income tax rate ....       35.0 %              35.0 %              35.0 %            35.0 %
  State income tax ..........................        0.5                 0.5                 0.5               0.5
  Non-deductible goodwill amortization ......        0.7                 1.6                 2.0               0.0
  Other, net ................................       (0.3)               (0.6)               (0.5)              1.5
                                                   -----               -----               -----               ---
   Effective rate ...........................       35.9 %              36.5 %              37.0 %            37.0 %
                                                   =====               =====               =====              ====

     The components of the net deferred income tax asset (liability) at December 31 are as follows:



                                                                       DECEMBER 31,   DECEMBER 31,
                                                                           1998           1997
                                                                      -------------- -------------
      Assets:
       Insurance reserve amounts ....................................   $   147.1      $   142.9
       Deferred acquisition costs ...................................          --           11.8
       Other ........................................................         5.9           24.5
                                                                        ---------      ---------
       Total deferred tax assets ....................................       153.0          179.2
                                                                        ---------      ---------
      Liabilities:
       Net unrealized investment gains on investment securities .....        26.8           40.0
       Investments ..................................................         3.5            2.7
       Present value of future profits ..............................        67.1           79.1
       Deferred acquisition costs ...................................        14.5             --
                                                                        ---------      ---------
        Total deferred tax liabilities ..............................       111.9          121.8
                                                                        ---------      ---------
        Net deferred income tax asset ...............................   $    41.1      $    57.4
                                                                        =========      =========

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

(7) INCOME TAXES -- Continued

     Based on an analysis of the Company's tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income enabling the Company to realize remaining deferred tax assets. Accordingly, no valuation allowance for deferred tax assets is deemed necessary.

     The Company paid (refunded) $19.2, $64.4, $38.6, and $(2.4), for federal and state income taxes for the year ended December 31, 1998, 1997, the nine months ended December 31, 1996, and three months ended March 31, 1996, respectively.


(8) RELATED PARTY TRANSACTIONS

     Life of Virginia pays investment advisory fees and other fees to affiliates. Amounts incurred for these items aggregated $11.5, $11.9, $3.2, and $3.5 for the years ended December 31, 1998 and 1997, the nine months ended December 31, 1996, and the three months ended March 31, 1996, respectively. Life of Virginia charges affiliates for certain services and for the use of facilities and equipment which aggregated $19.1, $4.6, $2.0, and $1.0, for the years ended December 31, 1998 and 1997, the nine months ended December 31, 1996, and the three months ended March 31, 1996, respectively.

     Life of Virginia pays interest on outstanding amounts under a credit funding agreement with GNA Corporation, the parent company of GECA. Interest expense under this agreement was $2.0 and $0.0 with outstanding borrowings of $53.9 and $0.0 as of December 31, 1998 and 1997, respectively.

     At December 31, 1998 and 1997, Life of Virginia held investments in securities of certain affiliates amounting to $2.6. Amounts included in net investment income related to these holdings totaled $0.1, $0.1, $0.1, and $0.2 for the years ended December 31, 1998 and 1997, for the nine months ended December 31, 1996, and the three months ended March 31, 1996, respectively.

     During 1998, Life of Virginia sold $18.5 of third-party preferred stock investments to an affiliate. This resulted in a gain on sale of $3.9, which is included in net realized investment gains.


(9) COMMITMENTS AND CONTINGENCIES


     (A) MORTGAGE LOAN COMMITMENTS

     Life of Virginia has certain investment commitments to provide fixed-rate loans. The investment commitments, which would be collateralized by related properties of the underlying investments, involve varying elements of credit and market risk. Investment commitments outstanding as of December 31, 1998 and 1997, totaled $72.0 and $16.7, respectively.


     (B) GUARANTY ASSOCIATION ASSESSMENTS

     The Company is required by law to participate in the guaranty associations of the various states in which they do business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies involved in similar lines of business.

     There are currently several unrelated insurance companies which had substantial amounts of annuity business in the process of liquidation or rehabilitation. The Company paid assessments of $2.9, $3.8, $0.2 and $1.4 to various state guaranty associations during 1998, 1997, the nine month period ended December 31, 1996, and the three month period ended March 31, 1996, respectively. At December 31, 1998 and 1997, accounts payable and accrued expenses include $15.4 and $18.2, respectively, related to estimated future payments.


     (C) LEASES

     The Company has noncancelable operating leases for certain office space, equipment and automobiles. Rental expense for all operating leases for the years ended December 31, 1998 and 1997, for the nine months ended December 31, 1996, and the three months ended March 31, 1996 amounted to $1.4, $1.3, $2.5, and $0.8, respectively.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

(9) COMMITMENTS AND CONTINGENCIES -- Continued

     Future minimum commitments under operating leases that have initial or remaining noncancelable lease terms in excess of one year at December 31, 1998 are summarized as follows:



                                                 MINIMUM LEASE PAYMENTS
                                                -----------------------
       1999 ...................................         $   1.2
       2000 ...................................             0.8
       2001 ...................................             0.5
       2002 ...................................             0.3
       2003 ...................................              --
       Later years ............................              --
                                                        -------
       Total minimum payments required ........         $   2.8
                                                        =======

     (D) LITIGATION

     There is no pending litigation to which the Company is a party or of which any of the Company's property is the subject which management believes will have an adverse material impact on the Company's financial condition or results of operations. In addition, there are no legal proceedings contemplated by any governmental authorities against the Company of which management has any knowledge.


(10) FAIR VALUE OF FINANCIAL INSTRUMENTS

     The Company has adopted SFAS No. 119, Disclosures About Derivative Financial Instruments and Fair Value of Financial Instruments. This statement requires disclosures about the amounts, nature and terms of derivative financial instruments and modifies existing disclosure requirements for other financial instruments.

     The Company has no derivative financial instruments as defined by SFAS No. 119 as of December 31, 1998 other than mortgage loan commitments of $77.2 and interest rate floors of $17.2. The notional value of the interest rate floors at December 31, 1998 was $1,800 and the floors expire from September 2003 to October 2003.

     The fair values of financial instruments presented in the applicable notes to the Company's consolidated financial statements are estimates of the fair values at a specific point in time using available market information and valuation methodologies considered appropriate by management. These estimates are subjective in nature and involve uncertainties and significant judgment in the interpretation of current market data. Therefore, the fair values presented are not necessarily indicative of amounts the Company could realize or settle currently. The Company does not necessarily intend to dispose of or liquidate such instruments prior to maturity.

     Financial instruments that, as a mater of accounting policy, are reflected in the accompanying consolidated financial statements at fair value are not included in the following disclosures. Such items include fixed maturities, equity securities and certain other invested assets. The carrying value of policy loans and short-term investments approximate fair value at both December 31, 1998 and 1997.

     At December 31, the carrying amounts and fair value of the Company's financial instruments were as follows:



                                                          1998                       1997
                                                ------------------------   ------------------------
                                                 CARRYING        FAIR       CARRYING        FAIR
                                                  AMOUNT        VALUE        AMOUNT        VALUE
                                                ----------   -----------   ----------   -----------
Mortgage Loans ..............................    $  528.1     $  590.1      $  496.2     $  532.2
Investment type insurance contracts .........     4,463.3      4,462.6       3,951.4      3,909.0
Interest rate floors ........................        17.2         12.5            --           --

     The fair value of mortgage loans is estimated by discounting the estimated future cash flows using interest rates applicable to current loan origination, adjusted for credit risk.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

(10) FAIR VALUE OF FINANCIAL INSTRUMENTS -- Continued

     The estimated fair value of investment contracts is the amount payable on demand (cash surrender value) for deferred annuities and the net present value based on interest rates currently offered on similar contracts for non-life contingent immediate annuities. Fair value disclosures are not required for insurance contracts.


(11) RESTRICTIONS ON DIVIDENDS

     Insurance companies are restricted by states as to the aggregate amount of dividends they may pay to their parent in any consecutive twelve-month period without regulatory approval. Generally, dividends may be paid out of earned surplus without approval with thirty days prior written notice within certain limits. The limits are generally based on 10% of the prior year surplus (net of adjustments in some cases) and prior year statutory income (net gain from operations, net income adjusted for realized capital gains, or net investment income). Dividends in excess of the prescribed limits or the Company's earned surplus require formal state insurance commission approval. The maximum dividend payout which may be made without prior approval in 1999 is $47.9.

     On December 3, 1998, the Company received approval from the Commonwealth of Virginia for, and declared, a dividend payable in cash, preferred stock and/or common stock at the election of each shareholder. GEFAHI elected to receive cash and preferred stock and GECA elected to receive common stock. A cash dividend of $120 was paid and a Series A preferred stock dividend of $120 was issued to GEFAHI on December 15, 1998. The Series A preferred stock has a par value of $1,000 per share, is redeemable at par at the Company's election, and is not subject to call penalties. Dividends on the preferred stock are cumulative and payable semi-annually at the annual rate of 8.0% of the par value. The Series A preferred stock is not convertible into any other security of the Company, and the holders thereof have no voting rights except with respect to any proposed changes in the preferences and special rights of such stock. GECA will receive its dividend in the form of 18,641 shares of newly issued common stock in 1999.


(12) SUPPLEMENTARY FINANCIAL DATA

     The Company files financial statements with state insurance regulatory authorities and the National Association of Insurance Commissioners (NAIC) that are prepared on an accounting basis prescribed by such authorities (statutory basis). Statutory accounting practices differ from generally accepted accounting principles (GAAP) in several respects, causing differences in reported net income and shareholders' interest. Permitted statutory accounting practices encompass all accounting practices not so prescribed but that have been specifically allowed by state insurance authorities. The Company has no significant permitted accounting practices.

     Statutory net income and statutory capital and surplus is summarized below:



                                                                                                              PREQUISITION
                                                                                                            ---------------
                                                                                          NINE MONTHS         THREE MONTHS
                                               YEAR ENDED            YEAR ENDED              ENDED               ENDED
                                           DECEMBER 31, 1998     DECEMBER 31, 1997     DECEMBER 31, 1996     MARCH 31, 1996
                                          -------------------   -------------------   -------------------   ---------------
Statutory net income ..................        $   52.2              $   73.9              $   69.7           $    (8.3)
Statutory capital and surplus .........        $  481.1              $  522.5              $  419.1           $   360.5

     The NAIC adopted Risk Based Capital (RBC) requirements to evaluate the adequacy of statutory capital and surplus in relation to risks associated with
(i) asset quality, (ii) insurance risk, (iii) interest rate risk, and (iv) other business factors. The RBC formula is designated as an early warning tool for the states to identify possible under-capitalized companies for the purpose of initiating regulatory action. In the course of operations, the Company periodically monitors its RBC level. At December 31, 1998 and 1997, the Company exceeded the minimum required RBC levels.


(13) OPERATING SEGMENT INFORMATION

     At year-end 1998, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 131, Disclosures About Segments of an Enterprise and Related Information, which requires segment data to be measured and analyzed on a basis that is consistent with how business activities are reported internally to management. Life of Virginia and its affiliated

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

(13) OPERATING SEGMENT INFORMATION -- Continued

companies, which are subsidiaries of GEFAHI, conduct operations through two business segments: (1) Wealth Accumulation and Transfer, comprised of products intended to increase the policyholder's wealth, transfer wealth to beneficiaries or provide a means for replacing the income of the insured in the event of premature death, and (2) Wealth and Lifestyle Protection, comprised of products intended to protect accumulated wealth and income from the financial drain of unforeseen events. As Life of Virginia sells primarily variable annuity and universal life policies, it operates in the Wealth Accumulation and Transfer Segment. Accordingly, no segment data is provided.


(14) ACCOUNTING PRONOUNCEMENTS NOT YET ADOPTED

     During 1998, The Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities. This Statement requires that, upon adoption, all derivative instruments (including certain derivative instruments embedded in other contracts) be recognized in the balance sheet at fair value, and that changes in such fair values be recognized in earnings unless specific hedging criteria are met. Changes in the values of derivatives that meet these hedging criteria will ultimately offset related earnings effects of the hedged items; effects of certain changes in fair value are recorded in equity pending recognition in earnings. As required in SFAS No. 133, the Company will adopt the Statement by January 1, 2000. The impact of adoption will be determined by several factors, including the specific hedging instruments in place and their relationships to hedged items, as well as market conditions. Management has not estimated the effects of adoption as it believes that such determination will not be meaningful until closer to the adoption date.

     In December 1997, the American Institute of Certified Public Accountants issued a new Statement of Position (SOP) 97-3, Accounting by Insurance and Other Enterprises for Insurance-Related Assessments. This SOP provides guidance on accounting by insurance and other enterprises for guaranty-fund and certain other insurance related assessments. The SOP requires enterprises to recognize
(1) a liability for assessments when (a) an assessment has been asserted or information available prior to issuance of the financial statements indicates it is probable that an assessment will be asserted, (b) the underlying cause of the asserted or probable assessment has occurred on or before the date of the financial statements, and (c) the amount of the loss can be reasonably estimated and (2) an asset for an amount when it is probable that a paid or accrued assessment will result in an amount that is recoverable from premium tax offsets or policy surcharges from in-force policies. This SOP is effective for financial statements for fiscal years beginning after December 15, 1998 and will be reported in a manner similar to a cumulative effect of a change in accounting principle in the initial year of adoption. As a result of the adoption of this SOP, the Company expects to record an asset of approximately $4, net of tax.


(15) COMPREHENSIVE INCOME

     Effective January 1, 1998, the Company adopted Statement of Financial Accounting Standards No. 130 (SFAS 130), Reporting Comprehensive Income. This statement establishes standards for the reporting and display of comprehensive income and its components in a full set of general purpose financial statements. Comprehensive income includes all changes in equity from non-owner sources, investments by and distributions to owners are excluded. Prior year consolidated financial statements have been restated to conform to the requirements of SFAS 130.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

(15) COMPREHENSIVE INCOME -- Continued

     Components of other comprehensive income and related tax effects are shown below:

                                                                       YEAR ENDED
                                                          ------------------------------------
                                                                   DECEMBER 31, 1998
                                                          ------------------------------------
                                                           BEFORE-TAX      TAX     NET-OF-TAX
                                                             AMOUNT      EFFECT      AMOUNT
                                                          ------------ ---------- ------------
 Unrealized gains (losses) on securities:
  Unrealized holding gains (losses) arising during
   period ...............................................  $   (11.4)   $   4.0    $    (7.4)
  Less: reclassification adjustment for gains realized in
   net income ...........................................      (26.3)       9.2        (17.1)
                                                           ---------    -------    ---------
  Net unrealized gains (losses) on securities ...........      (37.7)      13.2        (24.5)
                                                           ---------    -------    ---------
 Total other comprehensive income (loss) ................  $   (37.7)   $  13.2    $   (24.5)
                                                           =========    =======    =========



                                                                       YEAR ENDED
                                                          ------------------------------------
                                                                   DECEMBER 31, 1997
                                                          ------------------------------------
                                                           BEFORE-TAX       TAX      NET-OFTAX
                                                             AMOUNT       EFFECT      AMOUNT
                                                          ------------ ------------ ----------
 Unrealized gains (losses) on securities:
  Unrealized holding gains (losses) arising during
   period ...............................................   $   97.7    $   (34.2)   $   63.5
  Less: reclassification adjustment for gains realized in
   net income ...........................................      (13.3)         4.7        (8.6)
                                                            --------    ---------    --------
  Net unrealized gains (losses) on securities ...........       84.4        (29.5)       54.9
                                                            --------    ---------    --------
 Total other comprehensive income (loss) ................   $   84.4    $   (29.5)   $   54.9
                                                            ========    =========    ========


                                                                    NINE MONTHS ENDED
                                                                    DECEMBER 31, 1996
                                                          --------------------------------------
                                                           BEFORE-TAX       TAX      NET-OF-TAX
                                                             AMOUNT       EFFECT       AMOUNT
                                                          ------------ ------------ ------------
Unrealized gains (losses) on securities:
  Unrealized holding gains (losses) arising during
   period ...............................................   $   35.8    $   (12.5)    $   23.3
  Less: reclassification adjustment for gains realized in
   net income ...........................................       (6.0)         2.1         (3.9)
                                                            --------    ---------     --------
  Net unrealized gains (losses) on securities ...........       29.8        (10.4)        19.4
                                                            --------    ---------     --------
Total other comprehensive income (loss) .................   $   29.8    $   (10.4)    $   19.4
                                                            ========    =========     ========



                                                                     PREACQUISITION
                                                          ------------------------------------
                                                                   THREE MONTHS ENDED
                                                                     MARCH 31, 1996
                                                          ------------------------------------
                                                           BEFORE-TAX      TAX      NET-OF-TAX
                                                             AMOUNT       EFFECT      AMOUNT
                                                          ------------ ----------- -----------
Unrealized gains (losses) on securities:
  Unrealized holding gains (losses) arising during
   period ............................................... $   (131.3)   $   46.0   $   (85.3)
  Less: reclassification adjustment for gains realized in
   net income ...........................................       (9.0)        3.1        (5.9)
                                                          ----------    --------   ---------
  Net unrealized gains (losses) on securities ...........     (140.3)       49.1       (91.2)
                                                          ----------    --------   ---------
Total other comprehensive income (loss) ................. $   (140.3)   $   49.1   $   (91.2)
                                                          ==========    ========   =========

     Components of accumulated non-owner changes in equity are shown below:



                                                                                    ADJUSTMENT     ACCUMULATED
                                                                   UNREALIZED       TO REFLECT      NON-OWNER
                                                                 GAINS (LOSSES)      PURCHASE      CHANGES IN
PREACQUISITION                                                    ON SECURITIES       METHOD         EQUITY
-------------------------------------------------------------   ----------------   ------------   ------------
Balance December 31, 1995 ...................................      $   103.1         $     --      $   103.1
Changes for the three months ended March 31, 1996 ...........          (91.2)              --          (91.2)
                                                                   ---------         --------      ---------
Balance March 31, 1996 ......................................           11.9               --           11.9

POSTACQUISITION
--------------------------------------------------------------
Changes for the nine months ended December 31, 1996 .........           19.4            (11.9)           7.5
                                                                   ---------         --------      ---------
Balance December 31, 1996 ...................................           31.3            (11.9)          19.4
Changes for the year ended December 31, 1997 ................           54.9               --           54.9
                                                                   ---------         --------      ---------
Balance December 31, 1997 ...................................           86.2            (11.9)          74.3
Changes for the year ended December 31, 1998 ................          (24.5)              --          (24.5)
                                                                   ---------         --------      ---------
Balance December 31, 1998 ...................................      $    61.7        $   (11.9)     $    49.8
                                                                   =========        =========      =========

(16) SUBSEQUENT EVENT

     Effective January 1, 1999, The Harvest Life Insurance Company ("Harvest") merged into The Life Insurance Company of Virginia with the merged Company renamed GE Life and Annuity Assurance Company ("GELAAC"). Harvest's former parent, Federal Home Life Insurance Company ("FHLIC"), will receive common stock of GELAAC in exchange for its interest in Harvest. FHLIC is an indirect wholly-owned subsidiary of GEFAHI. Following are the proforma results of operations

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

(16) SUBSEQUENT EVENT -- Continued

for the Company for the year ended December 31, 1998 and 1997 as if Harvest had been a part of Life of Virginia as of January 1, 1997.



                               PROFORMA RESULTS
                         AS OF OR FOR THE YEAR ENDING
                                 DECEMBER 31,
                        -------------------------------
                              1998            1997
                        --------------- ---------------
 Total assets .........  $   14,785.4    $   12,735.2
 Revenues .............         939.1           974.4
 Net income ...........         105.8           107.3